FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-286596-04

May 4, 2026

BENCHMARK 2026-V22
Mortgage Trust

Free Writing Prospectus
Structural and Collateral Term Sheet

$750,154,739
(Approximate Initial Mortgage Pool Balance)

$650,523,000
(Approximate Offered Certificates)

Citigroup Commercial Mortgage Securities Inc. Depositor
Commercial Mortgage Pass-Through Certificates, Series 2026-V22

Citi Real Estate Funding Inc. German American Capital Corporation Goldman Sachs Mortgage Company Barclays Capital Real Estate Inc.
As Sponsors and Mortgage Loan Sellers

Citigroup Global Markets Inc.	Goldman Sachs & Co. LLC	Barclays Capital Inc.	Deutsche Bank Securities Inc.

 Co-Lead Managers and Joint Bookrunners

Drexel Hamilton, LLC	Bancroft Capital, LLC

Co-Managers

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Bancroft Capital, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus, dated on or about May 4, 2026, included as part of our registration statement (SEC File No. 333-286596) (the “Preliminary Prospectus”). The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including, without limitation, a summary of risks associated with an investment in the offered securities under the heading “Summary of Risk Factors” and a detailed discussion of such risks under the heading “Risk Factors”). The Preliminary Prospectus is available upon request from Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC or Drexel Hamilton, LLC. This Term Sheet is subject to change.

For information regarding certain risks associated with an investment in this transaction, refer to “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the headings “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus, the yield to maturity of, the aggregate amount and timing of distributions on and the market value of the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued. This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—General Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity and Other Aspects of the Offered Certificates” in the Preliminary Prospectus). See also “Legal Investment” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CERTIFICATE SUMMARY
OFFERED CERTIFICATES
Offered Classes	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class A-1	Aaa(sf)/AAAsf/AAA(sf)	$2,580,000		30.000%	%	(6)	2.42	06/26 – 01/31
Class A-2	Aaa(sf)/AAAsf/AAA(sf)	(7)		30.000%	%	(6)	(7)	(7)
Class A-3	Aaa(sf)/AAAsf/AAA(sf)	(7)		30.000%	%	(6)	(7)	(7)
Class X-A	Aaa(sf)/AAAsf/AAA(sf)	$510,930,000	(8)	N/A	%	Variable IO(9)	N/A	N/A
Class X-B	NR/A-sf/AAA(sf)	$139,593,000	(8)	N/A	%	Variable IO(9)	N/A	N/A
Class A-S	NR/AAAsf /AAA(sf)	$73,902,000		19.875%	%	(6)	4.97	05/31 – 05/31
Class B	NR/AA-sf /AA-(sf)	$36,495,000		14.875%	%	(6)	4.97	05/31 – 05/31
Class C	NR/A-sf/A-(sf)	$29,196,000		10.875%	%	(6)	4.97	05/31 – 05/31

NON-OFFERED CERTIFICATES(10)
Non-Offered Classes	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance, Principal Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class X-D	NR/BBB-sf/BBB-(sf)	$25,547,000	(8)	N/A	%	Variable IO(9)	N/A	N/A
Class D	NR/BBB-sf/BBB-(sf)	$25,547,000		7.375%	%	(6)	4.97	05/31 – 05/31
Class E(11)	NR/BB-sf/BB(sf)	$14,598,000		5.375%	%	(6)	4.97	05/31 – 05/31
Class F-RR(11)	NR/B-sf/B(sf)	$10,036,000		4.000%	%	(6)	4.97	05/31 – 05/31
Class G-RR(11)	NR/NR/NR	$29,196,560		0.000%	%	(6)	4.97	05/31 – 05/31
Class R(12)	N/A	N/A		N/A	N/A	N/A	N/A	N/A

Non-Offered Vertical Risk Retention Interest(13)
Combined VRR Interest	NR/NR/NR	$20,254,178	(14)	(15)	(16)	(16)	4.87	06/26 – 05/31

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, LLC (“KBRA”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest-only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. Moody’s, Fitch and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.
(2)	Approximate, subject to a variance of plus or minus 5% and further subject to any additional variances described in the footnotes below. In addition, the notional amounts of the Class X-A, Class X-B and Class X-D certificates (collectively, the “Class X Certificates”) may vary depending upon the final pricing of the respective classes of Non-Vertically Retained Principal Balance Certificates (as defined in footnote (6) below) whose certificate balances comprise such notional amounts, and, if as a result of such pricing (a) the pass-through rate of any class of Class X Certificates would be equal to zero at all times, such class of Class X Certificates will not be issued on the closing date of this securitization (the “Closing Date”) or (b) the pass-through rate of any class of Non-Vertically Retained Principal Balance Certificates whose certificate balance comprises the notional amount of any class of Class X Certificates is at all times equal to the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time (the “WAC Rate”), the certificate balance of such class of Non-Vertically Retained Principal Balance Certificates may not be part of, and there may be a corresponding reduction in, such notional amount of such class of Class X Certificates.
(3)	“Approximate Initial Credit Support” means, with respect to any class of Non-Vertically Retained Principal Balance Certificates, the quotient, expressed as a percentage, of (i) the aggregate of the initial certificate balances of all classes of Non-Vertically Retained Principal Balance Certificates, if any, junior to such class of Non-Vertically Retained Principal Balance Certificates, divided by (ii) the aggregate of the initial certificate balances of all classes of Non-Vertically Retained Principal Balance Certificates. The approximate initial credit support percentages set forth for the Class A-1, Class A-2 and Class A-3 certificates are represented in the aggregate. The approximate initial credit support percentages shown in the table above with respect to the Non-Vertically Retained Principal Balance Certificates do not take into account the Combined VRR Interest (as defined in footnote (13) below).
(4)	Approximate per annum rate as of the Closing Date.
(5)	Determined assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, for any mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus.
(6)	For any distribution date, the pass-through rate for each class of the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D, Class E, Class F-RR and Class G-RR certificates (collectively, the “Non-Vertically Retained Principal Balance Certificates”, and collectively with the Class X and Class R certificates, the “Non-Vertically Retained Certificates”, and the Non-Vertically Retained Certificates, collectively with the Class VRR certificates, the “Certificates”) will generally be equal to one of (i) a fixed per annum rate, (ii) the WAC Rate, (iii) a rate equal to the lesser of a specified per annum rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage, but no less than 0.000%. The Non-Vertically Retained Certificates, other than the Class R certificates, are collectively referred to in this term sheet as the “Non-Vertically Retained Regular Certificates”. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.
(7)	The exact initial certificate balances of the Class A-2 and Class A-3 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective initial certificate balances, weighted average lives and principal windows of the Class A-2 and Class A-3 certificates are expected to be within the applicable ranges reflected in the following chart. The aggregate initial certificate balance of the Class A-2 and Class A-3 certificates is expected to be approximately $508,350,000, subject to a variance of plus or minus 5%.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CERTIFICATE SUMMARY (continued)
Class of Certificates	Expected Range of Initial Certificate Balances	Expected Range of Weighted Avg. Lives (Yrs)	Expected Range of Principal Windows
Class A-2	$0 – $225,000,000	NAP – 4.79	NAP / 01/31 – 04/31
Class A-3	$283,350,000 – $508,350,000	4.89 – 4.85	04/31 – 05/31 / 01/31 – 05/31

(8)	The Class X Certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of Class X Certificates at the related pass-through rate based upon the related notional amount. The notional amount of each class of the Class X Certificates will be equal to the certificate balance or the aggregate of the certificate balances, as applicable, from time to time of the class or classes of the Non-Vertically Retained Principal Balance Certificates identified in the same row as such class of Class X Certificates in the chart below (as to such class of Class X Certificates, the “Corresponding Principal Balance Certificates”):
Class of Class X Certificates	Class(es) of Corresponding Principal Balance Certificates
Class X-A	Class A-1, Class A-2 and Class A-3
Class X-B	Class A-S, Class B and Class C
Class X-D	Class D

(9)	The pass-through rate for each class of Class X Certificates will generally be a per annum rate equal to the excess, if any, of (i) the WAC Rate over (ii) the pass-through rate (or, if applicable, the weighted average of the pass-through rates) of the class or classes of Corresponding Principal Balance Certificates as in effect from time to time, as described in the Preliminary Prospectus. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.
(10)	The classes of Certificates and the uncertificated interests set forth below “Non-Offered Certificates” and “Non-Offered Vertical Risk Retention Interest” in the table are not offered by this Term Sheet.
(11)	In partial satisfaction of the risk retention obligations of Citi Real Estate Funding Inc. (as “retaining sponsor” with respect to this securitization transaction), CMBS 4 Sub 15, LLC and TH Holdco 1 (Cayman), L.P. are expected to acquire and retain (in each such case, directly or through one or more of its “majority-owned affiliates”), in accordance with the credit risk retention rules applicable to this securitization transaction, all of the Class F-RR and Class G-RR certificates (collectively, the “HRR Certificates”), which will collectively constitute an “eligible horizontal residual interest” with an aggregate fair value expected to represent at least 2.3165% of the fair value, as of the closing date for this transaction, of all of the “ABS interests” (i.e., all of the Certificates (other than the Class R certificates) and the Uncertificated VRR Interest) issued by the issuing entity. The certificate balances of the Class E and Class F-RR certificates may be reallocated between those classes based on the determination of the respective aggregate fair values, as of the closing date for this transaction, of (i) all of the HRR Certificates and (ii) all of the Certificates (other than the Class R certificates) and the Uncertificated VRR Interest (as defined in footnote (13) below), in order to satisfy the foregoing. “Retaining sponsor,” “majority-owned affiliate,” “ABS interests” and “eligible horizontal residual interest” have the meanings given to such terms in Regulation RR. See “Credit Risk Retention” in the Preliminary Prospectus.
(12)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.
(13)	In satisfaction of Citi Real Estate Funding Inc.’s remaining risk retention obligations as retaining sponsor for this securitization transaction, Citi Real Estate Funding Inc. is expected to acquire (or cause one or more other parties to acquire) from the depositor, on the closing date for this transaction, an “eligible vertical interest” in the form of a “single vertical security” with an initial principal balance of approximately $20,254,178 (the “Combined VRR Interest”), and which portions will be both certificated (in the form of the Class VRR certificates) and uncertificated (in the form of an uncertificated VRR interest (the “Uncertificated VRR Interest”). The initial principal balance of the Combined VRR Interest is expected to represent approximately 2.7000% of the aggregate principal balance of all the “ABS interests” (i.e., the sum of the aggregate initial certificate balance of all of the Certificates (other than the Class R certificates) and the initial principal balance of the Uncertificated VRR Interest) issued by the issuing entity on the closing date for this transaction, subject to any variance in the initial principal balance of the Combined VRR Interest following calculation of the actual fair value of the HRR certificates, all of the other classes of certificates (other than the Class R certificates) and the Uncertificated VRR Interest, as described under “Credit Risk Retention”. The Combined VRR Interest will consist of the Uncertificated VRR Interest and the Class VRR certificates. The Combined VRR Interest will be retained by certain retaining parties in accordance with the credit risk retention rules applicable to this securitization transaction. “Eligible vertical interest” and “single vertical security” and will have the meanings given to such terms in Regulation RR. See “Credit Risk Retention” in the Preliminary Prospectus. The Combined VRR Interest is not offered hereby.
(14)	Constitutes the principal balance of the Combined VRR Interest (the “Combined VRR Interest Balance”), which consists of the certificate balance of the Class VRR certificates and the principal balance of the Uncertificated VRR Interest.
(15)	Although the approximate initial credit support percentages shown in the table above with respect to the Non-Vertically Retained Principal Balance Certificates do not take into account the Combined VRR Interest, losses incurred on the mortgage loans will be allocated between the Combined VRR Interest, on the one hand, and the Non-Vertically Retained Principal Balance Certificates, on the other hand, pro rata in accordance with the Combined VRR Interest Balance and the aggregate outstanding certificate balance of the Non-Vertically Retained Principal Balance Certificates, respectively. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus. The Class VRR certificates and the Non-Vertically Retained Principal Balance Certificates are collectively referred to in this Term Sheet as the “Principal Balance Certificates”.
(16)	Although it does not have a specified pass-through rate (other than for tax reporting purposes), the effective interest rate for the Combined VRR Interest will be the WAC Rate.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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MORTGAGE POOL CHARACTERISTICS
Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$750,154,739
Number of Mortgage Loans	32
Number of Mortgaged Properties	145
Average Cut-off Date Balance	$23,442,336
Weighted Average Mortgage Rate	6.37424%
Weighted Average Remaining Term to Maturity/ARD (months)(3)	59
Weighted Average Remaining Amortization Term to Maturity/ARD (months)(4)	299
Weighted Average Cut-off Date LTV Ratio(5)	61.3%
Weighted Average Maturity Date/ARD LTV Ratio(3)(5)	61.1%
Weighted Average UW NCF DSCR(6)	1.58x
Weighted Average Debt Yield on Underwritten NOI(7)	10.9%
% of Initial Pool Balance of Mortgage Loans that are Interest Only	93.7%
% of Initial Pool Balance of Mortgage Loans that are Amortizing Balloon	6.3%
% of Initial Pool Balance of Mortgaged Properties with Single Tenants	10.1%
% of Initial Pool Balance of Mortgage Loans with Subordinate Debt	9.0%

(1)	The Cut-off Date LTV Ratio, Maturity Date/ARD LTV Ratio, UW NCF DSCR, Debt Yield on Underwritten NOI and Cut-off Date Balance Per SF / Unit / Room information for each mortgage loan is presented in this Term Sheet (i) if such mortgage loan is part of a whole loan (as defined under “Collateral Overview—Whole Loan Summary” below), based on both that mortgage loan and any related pari passu companion loan(s) but, unless otherwise specifically indicated, without regard to any related subordinate companion loan(s), and (ii) unless otherwise specifically indicated, without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future.
(2)	Subject to a permitted variance of plus or minus 5%.
(3)	Unless otherwise indicated, mortgage loans with anticipated repayment dates are presented as if they were to mature on the anticipated repayment date. However, no such mortgage loans will be included in the Benchmark 2026-V22 Mortgage Trust.
(4)	Excludes mortgage loans that are interest-only for the entire term and loans that are subject to a fixed amortization schedule.
(5)	The Cut-off Date LTV Ratios and Maturity Date/ARD LTV Ratios presented in this Term Sheet are generally based on the “as-is” appraised values of the related mortgaged properties (as set forth on Annex A to the Preliminary Prospectus), provided that such LTV ratios may be calculated based on (i) “as-stabilized” or similar values other than “as-is” in certain cases where the completion of certain hypothetical conditions or other events at the property are assumed and/or where reserves have been established at origination to satisfy the applicable condition or event that is expected to occur, or (ii) the cut-off date balance or balloon balance, as applicable, net of a related earnout or holdback reserve, or (iii) an “as-is” appraised value for a portfolio of mortgaged properties that includes a premium relating to the valuation of the portfolio of mortgaged properties as a whole rather than as the sum of individually valued mortgaged properties, in each case as further described in the definitions of “Appraised Value”, “Cut-off Date LTV Ratio” and “Maturity Date/ARD LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.
(6)	The UW NCF DSCR for each mortgage loan is generally calculated by dividing the Underwritten NCF for the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment due; provided, that, with respect to any mortgage loan structured with an economic holdback reserve, the UW NCF DSCR for such mortgage loan may be calculated based on the annual debt service that would be in effect for such mortgage loan assuming that the related cut-off date balance is net of the related economic holdback reserve.
(7)	The Debt Yield on Underwritten NOI for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan; provided, that with respect to any mortgage loan structured with an economic holdback reserve, each of the Debt Yield on Underwritten NOI and the Debt Yield on Underwritten NCF for such mortgage loan may be calculated based on the cut-off date balance that would be in effect for such mortgage loan assuming that the related cut-off date balance is net of the related economic holdback reserve.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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KEY FEATURES OF THE CERTIFICATES
Co-Lead Managers and Joint Bookrunners:	Citigroup Global Markets Inc. Deutsche Bank Securities Inc. Goldman Sachs & Co. LLC Barclays Capital Inc.
Co-Managers:	Bancroft Capital, LLC Drexel Hamilton, LLC
Depositor:	Citigroup Commercial Mortgage Securities Inc.
Initial Pool Balance:	$750,154,739
Master Servicer:	Trimont LLC
Special Servicer:	LNR Partners, LLC
Certificate Administrator:	Citibank, N.A.
Trustee:	Wilmington Savings Fund Society, FSB
Operating Advisor:	BellOak, LLC
Asset Representations Reviewer:	BellOak, LLC
Risk Retention Consultation Parties:	Citi Real Estate Funding Inc. and Goldman Sachs Mortgage Company
Credit Risk Retention:	For a discussion on the manner in which the U.S. credit risk retention requirements are being satisfied by Citi Real Estate Funding Inc., as retaining sponsor for this securitization transaction, see “Credit Risk Retention” in the Preliminary Prospectus. Note that this securitization transaction is not structured to satisfy European or United Kingdom risk retention and due diligence requirements.
Closing Date:	On or about May 26, 2026
Cut-off Date:	With respect to each mortgage loan, the due date in May 2026 for that mortgage loan (or, in the case of any mortgage loan that has its first due date subsequent to May 2026, the date that would have been its due date in May 2026 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)
Determination Date:	The 11th day of each month or next business day, commencing in June 2026
Distribution Date:	The 4th business day after the Determination Date, commencing in June 2026
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible, subject to the exemption conditions described in the Preliminary Prospectus
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	May 2059
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (other than the Class X-A and Class X-B certificates); $1,000,000 minimum for the Class X-A and Class X-B certificates; and integral multiples of $1 thereafter for all the offered certificates

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

7

KEY FEATURES OF THE CERTIFICATES
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX, BLOOMBERG and Moody’s Analytics

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

8

TRANSACTION HIGHLIGHTS
■	$650,523,000 (Approximate) New-Issue Multi-Borrower CMBS:
—	Overview: The mortgage pool consists of 32 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $750,154,739 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $23,442,336 and are secured by 145 mortgaged properties located throughout 30 states.
—	LTV: 61.3% weighted average Cut-off Date LTV Ratio
—	DSCR: 1.58x weighted average Underwritten NCF Debt Service Coverage Ratio
—	Debt Yield: 10.9% weighted average Debt Yield on Underwritten NOI
—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3
■	Loan Structural Features:
—	Hard Lockboxes: 53.1% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place
—	Cash Traps: 93.4% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than (i) a 1.10x coverage or (ii) a 7.25% debt yield, that fund an excess cash flow reserve
—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:
-	Real Estate Taxes: 27 mortgage loans representing 79.2% of the Initial Pool Balance
-	Replacement Reserves (Including FF&E Reserves): 26 mortgage loans representing 72.8% of the Initial Pool Balance
-	Insurance: 17 mortgage loans representing 33.8% of the Initial Pool Balance
-	Tenant Improvements / Leasing Commissions: 8 mortgage loans representing 55.0% of the Initial Pool Balance that is secured by office, industrial, retail and mixed use properties or multifamily properties with commercial tenants
—	Predominantly Defeasance Mortgage Loans: 47.2% of the mortgage loans by Initial Pool Balance permit defeasance only after an initial lockout period
■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:
—	Office: 22.2% of the mortgaged properties by allocated Initial Pool Balance are office properties
—	Hospitality: 18.6% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties
—	Self Storage: 15.8% of the mortgaged properties by allocated Initial Pool Balance are self storage properties
—	Multifamily: 15.6% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties
—	Industrial: 11.9% of the mortgaged properties by allocated Initial Pool Balance are industrial properties
—	Leased Fee: 6.6% of the mortgaged properties by allocated Initial Pool Balance are leased fee properties
—	Mixed Use: 5.5% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

■	Geographic Diversity: The 145 mortgaged properties are located throughout 30 states, with only New York (27.1%), Texas (11.5%), Georgia (10.3%), California (10.3%), and North Carolina (10.3%) having greater than 10.0% of the allocated Initial Pool Balance.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

9

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance	Roll-up Aggregate Cut-off Date Balance(1)	Roll-up % of Initial Pool Balance(1)
Citi Real Estate Funding Inc. (“CREFI”)	9	114	$343,660,000	45.8%	$343,660,000	45.8%
Goldman Sachs Mortgage Company (“GSMC”)	11	17	186,741,000	24.9	186,741,000	24.9
German American Capital Corporation (“GACC”)	9	11	152,993,871	20.4	152,993,871	20.4
Barclays Capital Real Estate Inc. (“Barclays”)	3	3	66,759,868	8.9	66,759,868	8.9
Total	32	145	$750,154,739	100.0%	$750,154,739	100.0%

(1)	For any mortgage loan seller, the Roll-up Aggregate Cut-off Date Balance and the Roll-up % of Initial Pool Balance reflect all mortgage loans and portions of co-sponsored mortgage loans that are being contributed thereby to the Benchmark 2026-V22 securitization transaction.

Ten Largest Mortgage Loans(1)(2)

#	Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF/Units/Rooms	Cut-off Date Balance Per SF/Unit/Room	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio(3)
1	Mountain Industrial Portfolio	$67,500,000	9.00%	Industrial	19,189,611	$61	1.93x	10.6%	49.8%
2	Compass Storage National Portfolio	65,000,000	8.7%	Self Storage	1,111,354	$106	1.52x	9.1%	65.4%
3	Chateau Marmont	65,000,000	8.7%	Hospitality	63	$1,031,746	2.12x	16.2%	51.6%
4	Pinnacle Tower	65,000,000	8.7%	Office	549,076	$182	1.79x	12.2%	60.7%
5	Harris Building	64,000,000	8.5%	Office	271,556	$236	1.78x	12.4%	59.9%
6	Four Points by Sheraton Times Square - Leased Fee	49,500,000	6.6%	Other	4,938	$10,024	1.11x	6.5%	79.2%
7	StorQuest Self-Storage Five-Pack	40,216,000	5.4%	Self Storage	349,399	$115	1.30x	8.3%	56.9%
8	Westchester Apartments	38,000,000	5.1%	Multifamily	747	$50,870	1.34x	9.8%	63.9%
9	Marriott Savannah Riverfront	31,959,868	4.3%	Hospitality	387	$263,235	1.59x	15.1%	57.9%
10	1 Willoughby Square	25,000,000	3.3%	Office	280,348	$446	1.48x	10.6%	65.5%
	Top 10 Total / Wtd. Avg.	$511,175,868	68.1%				1.65x	11.2%	60.4%
	Remaining Total / Wtd. Avg.	238,978,871	31.9%				1.43x	10.3%	63.2%
	Total / Wtd. Avg.	$750,154,739	100.0%				1.58x	10.9%	61.3%

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.
(2)	With respect to each mortgage loan that is part of a whole loan (as identified under “Collateral Overview—Whole Loan Summary” below), the Cut-off Date Balance Per SF/Unit/Room, UW NCF DSCR, UW NOI Debt Yield and Cut-off Date LTV Ratio are calculated based on both that mortgage loan and any related pari passu companion loan(s), but without regard to any related subordinate companion loan(s) or other indebtedness.
(3)	With respect to certain of the mortgage loans identified above, the Cut-off Date LTV Ratios have been calculated using “as-stabilized”, “portfolio premium” or similar hypothetical values. Such mortgage loans are identified under the definition of “Appraised Value” set forth under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

10

COLLATERAL OVERVIEW (continued)

Whole Loan Summary

Mortgage Loan Name(1)	Mortgage Loan Cut-off Date Balance	Mortgage Loan as Approx. % of Initial Pool Balance	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance	Whole Loan Cut-off Date Balance	Controlling Pooling/Trust and Servicing Agreement (“Controlling PSA”)(2)	Master Servicer / Outside Servicer(3)	Special Servicer / Outside Special Servicer(3)
Mountain Industrial Portfolio	$67,500,000	9.0%	$1,101,900,000	$450,600,000	$1,620,000,000	MTN 2026-LPFX	Midland	BSP
Compass Storage National Portfolio	$65,000,000	8.7%	$53,200,000	—	$118,200,000	Benchmark 2026-V22	Trimont	LNR
Pinnacle Tower	$65,000,000	8.7%	$35,000,000	—	$100,000,000	Benchmark 2026-V22	Trimont	LNR
Marriott Savannah Riverfront	$31,959,868	4.3%	$69,912,211	—	$101,872,079	BBCMS 2026-5C41(4)	Trimont	CWCapital
1 Willoughby Square	$25,000,000	3.3%	$100,000,000	—	$125,000,000	Benchmark 2026-V20	Midland	Rialto
ONX Industrial Campus	$22,000,000	2.9%	$53,000,000	—	$75,000,000	Benchmark 2026-V22(5)	Trimont	LNR
535 & 545 5th Avenue	$14,983,871	2.0%	$294,682,796	—	$309,666,667	Benchmark 2026-V20	Midland	Rialto
Del Rey Campus	$12,500,000	1.7%	$67,500,000	—	$80,000,000	Benchmark 2026-V21(6)	KeyBank	Torchlight
400 Arcola Road	$10,000,000	1.3%	$140,000,000	—	$150,000,000	Benchmark 2026-V21	KeyBank	Torchlight

(1)	Each of the mortgage loans included in the issuing entity that is secured by a mortgaged property or portfolio of mortgaged properties identified in the table above, together with the related companion loan(s) (none of which is included in the issuing entity), is referred to in this Term Sheet as a “whole loan”. See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.
(2)	Each whole loan will be serviced under the related Controlling PSA and, in the event the Controlling Note is included in the related securitization transaction, the controlling class representative (or an equivalent entity) under such Controlling PSA will generally be entitled to exercise the rights of the controlling note holder for the subject whole loan. See, however, the chart entitled “Whole Loan Controlling Notes and Non-Controlling Notes” below and “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus for information regarding the party that will be entitled to exercise such rights in the event the Controlling Note is held or deemed to be held by a third party or included in a separate securitization transaction.
(3)	In the above table, “Midland” refers to Midland Loan Services, a Division of PNC Bank, National Association, “Trimont” refers to Trimont LLC, “Rialto” refers to Rialto Capital Partners, LLC, “KeyBank” refers to KeyBank National Association, “LNR” refers to LNR Partners, LLC, “BSP” refers to BSP Special Servicer, LLC, “CWCapital” refers to CWCapital Asset Management LLC., and “Torchlight” refers to Torchlight Loan Services LLC.
(4)	The Marriott Savannah Riverfront mortgage loan (i) will initially be serviced and administered by an outside servicer and an outside special servicer pursuant to the pooling and servicing agreement for the BBCMS 2026-5C41 securitization transaction, and (ii) upon the inclusion of the related controlling pari passu companion loan in a future commercial mortgage securitization transaction, will be serviced and administered by an outside servicer and an outside special servicer pursuant to the outside servicing agreement governing that future commercial mortgage securitization transaction.
(5)	The ONX Industrial Campus mortgage loan is a servicing shift mortgage loan that (i) will initially be serviced and administered by the master servicer and the special servicer pursuant to the pooling and servicing agreement for this securitization transaction, and (ii) upon the inclusion of the related controlling pari passu companion loan in a future commercial mortgage securitization transaction, will be an outside serviced mortgage loan, and will be serviced and administered by an outside servicer and an outside special servicer pursuant to an outside servicing agreement governing that future commercial mortgage securitization transaction. The parties to the related outside servicing agreement for the securitization of the related controlling pari passu companion loan giving rise to a servicing shift have not been definitively identified.
(6)	The Del Ray Campus mortgage loan mortgage loan (i) will initially be serviced and administered by an outside servicer and an outside special servicer pursuant to the pooling and servicing agreement for the Benchmark 2026-V21 securitization transaction, and (ii) upon the inclusion of the related controlling pari passu companion loan in a future commercial mortgage securitization transaction, will be serviced and administered by an outside servicer and an outside special servicer pursuant to the outside servicing agreement governing that future commercial mortgage securitization transaction.

Mortgage Loans with Existing Mezzanine Debt or Subordinate Debt(1)

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Mezzanine Debt Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance	Cut-off Date Total Debt Balance(2)	Wtd. Avg Cut-off Date Total Debt Interest Rate(2)	Cut-off Date Mortgage Loan LTV(3)	Cut-off Date Total Debt LTV(2)	Cut-off Date Mortgage Loan UW NCF DSCR(3)	Cut-off Date Total Debt UW NCF DSCR(2)	Cut-off Date Mortgage Loan UW NOI Debt Yield(3)	Cut-off Date Total Debt UW NOI Debt Yield(2)
Mountain Industrial Portfolio	$67,500,000	$1,101,900,000	NAP	$450,600,000	$1,620,000,000	5.707243788%	49.8%	68.9%	1.93x	1.25x	10.6%	7.6%

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.
(2)	All “Total Debt” calculations set forth in the table above include any related pari passu companion loan(s), any related subordinate companion loan(s) and any related mezzanine debt.
(3)	“Cut-off Date Mortgage Loan LTV”, “Cut-off Date Mortgage Loan UW NCF DSCR” and “Cut-off Date Mortgage Loan UW NOI Debt Yield” calculations include any related pari passu companion loan(s) and exclude any related subordinate companion loan(s) and related mezzanine debt.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

11

COLLATERAL OVERVIEW (continued)

Whole Loan Controlling Notes and Non-Controlling Notes(1)(2)

Mortgaged Property Name	Servicing of Whole Loan	Note Detail	Controlling Note	Current Holder of Unsecuritized Note(3)(4)(5)	Current or Anticipated Holder of Securitized Note(4)	Aggregate Cut-off Date Balance
Mountain Industrial Portfolio	Outside Serviced	A-1-1 and A-2-1	Yes	—	MTN 2026-LPFX	$332,760,000
		A-1-2 and A-2-2	No	—	MTN 2026-LPFX	$83,190,000
		A-1-3 and A-2-3	No	—	MTN 2026-LPFX	$83,190,000
		A-1-4 and A-2-4	No	—	MTN 2026-LPFX	$166,380,000
		A-1-5 and A-2-5	No	—	MTN 2026-LPFX	$83,190,000
		A-1-6 and A-2-6	No	—	MTN 2026-LPFX	$83,190,000
		A-3-1-1 and A-4-1-1	No	WFB	Not Identified	$110,000,000
		A-3-1-2 and A-4-1-2	No	WFB	Not Identified	$25,000,000
		A-3-2-1 and A-4-2-1	No	BANA	Not Identified	$14,500,000
		A-3-2-2 and A-4-2-2	No	BANA	Not identified	$14,500,000
		A-3-2-3 and A-4-2-3	No	BANA	Not Identified	$4,750,000
		A-3-3 and A 4-3	No	BMO	Not Identified	$33,750,000
		A 3-4 and A 4-4	No	—	Benchmark 2026-V22	$67,500,000
		A-3-5 and A-4-5	No	MSMCH	Not identified	$33,750,000
		A-3-6 and A-4-6	No	UBS AG	Not identified	$33,750,000
		B-1-1 and B-2-1	No	—	MTN 2026-LPFX	$180,240,000
		B-1-2 and B-2-2	No	—	MTN 2026-LPFX	$45,060,000
		B-1-3 and B-2-3	No	—	MTN 2026-LPFX	$45,060,000
		B-1-4 and B-2-4	No	—	MTN 2026-LPFX	$90,120,000
		B-1-5 and B-2-5	No	—	MTN 2026-LPFX	$45,060,000
		B-1-6 and B-2-6	No	—	MTN 2026-LPFX	$45,060,000

Compass Storage National Portfolio	Serviced	Note A-1	Yes	—	Benchmark 2026-V22	$65,000,000
		Note A-2	No	—	BMO 2026-5C14	$20,000,000
		Note A-3	No	—	BBCMS 2026-5C41	$20,000,000
		Note A-4	No	—	BBCMS 2026-5C41	$13,200,000

Pinnacle Tower	Serviced	Note A-1	Yes	—	Benchmark 2026-V22	$65,000,000
		Note A-2	No	GSBI	Not Identified	$25,000,000
		Note A-3	No	GSBI	Not Identified	$10,000,000

Marriott Savannah Riverfront	Outside Serviced	Note A-1	Yes	BCREI	Not Identified	$39,949,835
		Note A-2	No	—	Benchmark 2026-V22	$31,959,868
		Note A-3	No	—	BBCMS 2026-5C41	$29,962,376

1 Willoughby Square	Outside Serviced	Note A-1	Yes	—	Benchmark 2026-V20	$75,000,000
		Note A-2	No	—	BMO 2026-5C14	$25,000,000
		Note A-3	No	—	Benchmark 2026-V22	$25,000,000

ONX Industrial Campus	Outside Serviced	Note A-1	Yes	SMC	Not Identified	$14,000,000
		Note A-2	No	BCREI	Not Identified	$14,000,000
		Note A-3	No	—	Benchmark 2026-V22	$11,000,000
		Note A-4	No	—	Benchmark 2026-V22	$11,000,000
		Note A-5	No	SMC	Not Identified	$10,000,000
		Note A-6	No	BCREI	Not Identified	$10,000,000
		Note A-7	No	SMC	Not Identified	$2,500,000
		Note A-8	No	BCREI	Not Identified	$2,500,000

535 & 545 5th Avenue	Outside Serviced	Note A-1	Yes	—	Benchmark 2026-V20	$74,919,355
		Note A-2-1	No	DBRI	Not Identified	$34,962,366
		Note A 2-2	No	—	Benchmark 2026-V22	$14,983,871
		Note A-3	No	—	BBCMS 2026-5C40	$25,972,043
		Note A-4	No	—	Benchmark 2026-V21	$14,983,871
		Note A-5	No	—	Benchmark 2026-V21	$14,983,871
		Note A-6	No	—	BMO 2026-5C14	$9,989,247
		Note A-7	No	DBRI	Not Identified	$8,990,323
		Note A-8	No	SGFC	Not Identified	$39,956,989
		Note A-9	No	SGFC	Not Identified	$24,973,118
		Note A-10	No	SGFC	Not Identified	$19,978,495
		Note A-11	No	—	BBMCS 2026-5C40	$13,984,946
		Note A-12-1	No	SGFC	Not Identified	$5,993,548
		Note A-12-2	No	—	BMO 2026-5C14	$4,994,624

Del Ray Campus	Outside Serviced	Note A-1	Yes	GSBI	Not Identified	$27,500,000
		Note A-2	No	—	Benchmark 2026-V21	$25,000,000
		Note A-3	No	—	Benchmark 2026-V22	$12,500,000
		Note A-4	No	GSBI	Not Identified	$15,000,000

400 Arcola Road	Outside Serviced	Note A-1	Yes	—	Benchmark 2026-V21	$60,000,000
		Note A-2	No	—	Benchmark 2026-V21	$30,000,000
		Note A-3-1	No	GSBI	Not Identified	$25,000,000
		Note A-3-2	No	—	Not Identified	$10,000,000
		Note A-4	No	GSBI	Not Identified	$15,000,000
		Note A-5	No	—	Benchmark 2026-V22	$10,000,000
(1)	The holder(s) of one or more specified controlling notes (collectively, the “Controlling Note”) will be the “controlling note holder(s)” (collectively, the “Controlling Note Holder”) entitled (directly or through a representative) to (a) approve or, in some cases, direct material servicing decisions involving the related whole loan (while the remaining such holder(s) generally are only entitled to non-binding consultation rights in such regard), and (b) in some cases, replace the applicable special servicer with respect to such whole loan with or without cause. See “Description of the Mortgage Pool—The Whole Loans,” “The Pooling and Servicing Agreement—Directing Holder” and “—Servicing of the Outside Serviced Mortgage Loans” in the Preliminary Prospectus.
(2)	The holder(s) of the note(s) other than the Controlling Note (each, a “Non-Controlling Note”) will be the “non-controlling note holder(s)” generally entitled (directly or through a representative) to certain non-binding consultation rights with respect to any decisions as to which the holder of the Controlling Note has consent rights involving the related whole loan, subject to certain exceptions, including that in certain cases where the related Controlling Note is a B-note, C-note or other subordinate note, such consultation rights will not be afforded

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

12

COLLATERAL OVERVIEW (continued)

to the holder(s) of the Non-Controlling Notes until after a control trigger event has occurred with respect to either such Controlling Note(s) or certain certificates backed thereby, in each case as set forth in the related co-lender agreement. See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

(3)	Unless otherwise specified, with respect to each whole loan, any related unsecuritized Controlling Note and/or Non-Controlling Note may be further split, modified, combined and/or reissued (prior to its inclusion in a securitization transaction) as one or multiple Controlling Notes or Non-Controlling Notes, as the case may be, subject to the terms of the related co-lender agreement (including that the aggregate principal balance, weighted average interest rate and certain other material terms cannot be changed). In connection with the foregoing, any such split, modified, combined or re-issued Controlling Note or Non-Controlling Note, as the case may be, may be transferred to one or multiple parties (not identified in the table above) prior to its inclusion in a future commercial mortgage securitization transaction.
(4)	Unless otherwise specified, with respect to each whole loan, each related unsecuritized pari passu companion loan (whether controlling or non-controlling) is expected to be contributed to one or more future commercial mortgage securitization transactions. Under the column “Current or Anticipated Holder of Securitized Note”, (i) the identification of a securitization trust means we have identified an outside securitization (a) that has closed or (b) as to which a preliminary prospectus or final prospectus has been filed with the SEC or (c) as to which a preliminary offering circular or final offering circular has been printed, that, in each such case, has included or is expected to include the subject Controlling Note or Non-Controlling Note, as the case may be, (ii) “Not Identified” means the subject Controlling Note or Non-Controlling Note, as the case may be, has not been securitized and no preliminary prospectus or final prospectus has been filed with the SEC nor has any preliminary offering circular or final offering circular been printed that identifies any future outside securitization that is expected to include the subject Controlling Note or Non-Controlling Note, and (iii) “Not Applicable” means the subject Controlling Note or Non-Controlling Note is not intended to be contributed to a future commercial mortgage securitization transaction. In the case of an outside securitization that has not closed, there is no assurance that such securitization will close. Under the column “Current Holder of Unsecuritized Note”, “—” means the subject Controlling Note or Non-Controlling Note is not an unsecuritized note and is currently held (or is expected to be held) by the securitization trust referenced under the “Current or Anticipated Holder of Securitized Note” column.
(5)	Entity names have been abbreviated for presentation.

“BCREI” means Barclays Capital Real Estate Inc.

“BANA” means Bank of America, N.A.

“BMO” means Bank of Montreal.

“DBRI” means DBR Investments Co. Limited.

“GSBI” means Goldman Sachs Bank USA

“MSMCH” means Morgan Stanley Mortgage Capital Holdings LLC.

“SGFC” means Societe Generale Financial Corporation

“SMC” means Starwood Mortgage Capital LLC

“UBS AG” means UBS AG New York Branch

“WFB” means Wells Fargo Bank, National Association

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

13

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
Mountain Industrial Portfolio(2)	CREFI	Various	Various	Industrial	$67,500,000	9.0%	MTN 2022-LPFL
Chateau Marmont	CREFI	Los Angeles	California	Hospitality	$65,000,000	8.7%	CGCMT 2017-B1
Four Points by Sheraton Times Square - Leased Fee	CREFI	New York	New York	Other	$49,500,000	6.6%	WFCM 2016-LC24
Marriott Savannah Riverfront	Barclays	Savannah	Georgia	Hospitality	$31,959,868	4.3%	CGCMT 2016-C1, CGCMT 2016-P4, CFCRE 2016-C6
HGI Albany	GACC	Albany	Georgia	Hospitality	$17,300,000	2.3%	COMM 2016-CR28
Embassy Plaza	CREFI	Tucson	Arizona	Retail	$16,660,000	2.2%	WFCM 2016-C34
535 & 545 5th Avenue	GACC	New York	New York	Mixed Use	$14,983,871	2.0%	MSBAM 2015-C24
Spring Oaks MHC	GSMC	Spring	Texas	Mixed Use	$11,850,000	1.6%	CGCMT 2019-GC41
Liberty	CREFI	Liberty	New York	Self Storage	$6,983,926	0.9%	MHP 2022-MHIL
New Hampton	CREFI	New Hampton	New York	Self Storage	$6,983,926	0.9%	MHP 2022-MHIL
Philadelphia	CREFI	Philadelphia	Pennsylvania	Self Storage	$6,021,574	0.8%	CGCMT 2016-C1
Shelbyville	CREFI	Shelbyville	Tennessee	Self Storage	$5,114,213	0.7%	CGCMT 2016-P4
Middletown	CREFI	Middletown	New York	Self Storage	$5,086,717	0.7%	MHP 2022-MHIL
Cincinnati I	CREFI	Cincinnati	Ohio	Self Storage	$3,794,416	0.5%	CGCMT 2016-P4
Florence	CREFI	Florence	Kentucky	Self Storage	$3,629,442	0.5%	CGCMT 2016-GC37
Hebron	CREFI	Hebron	Kentucky	Self Storage	$2,584,602	0.3%	CGCMT 2016-GC37
Hamilton	CREFI	Hamilton	Ohio	Self Storage	$2,337,140	0.3%	CGCMT 2016-P4

(1)	The table above includes mortgage loans secured by mortgaged properties for which the most recent prior financing of all or a significant portion of such mortgaged properties was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.
(2)	79 of the 90 Mountain Industrial Portfolio Properties were previously securitized in MTN 2022-LPFL.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

14

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)(3)	Wtd. Avg. Cut-off Date LTV Ratio(2)(3)	Wtd. Avg. Debt Yield on Underwritten NOI(2)(3)
Office	4	$166,500,000	22.2%	1.72x	61.1%	12.0%
Suburban	3	141,500,000	18.9	1.77x	60.3%	12.2%
Urban	1	25,000,000	3.3	1.48x	65.5%	10.6%
Hospitality	5	$139,259,868	18.6%	1.85x	56.4%	15.1%
Full Service	3	114,259,868	15.2	1.89x	55.3%	15.5%
Limited Service	2	25,000,000	3.3	1.62x	61.8%	13.6%
Self Storage	24	$118,776,000	15.8%	1.44x	62.5%	8.9%
Multifamily	14	$116,875,000	15.6%	1.34x	64.9%	9.2%
Garden	2	50,800,000	6.8	1.34x	64.2%	9.8%
Mid Rise	8	44,995,000	6.0	1.34x	65.2%	8.7%
Low Rise	3	12,980,000	1.7	1.29x	67.8%	7.9%
Student Housing	1	8,100,000	1.1	1.44x	62.3%	10.4%	S
Industrial	91	$89,500,000	11.9%	1.79x	52.6%	10.5%
Warehouse/Distribution	84	64,664,294	8.6	1.93x	49.8%	10.6%
Manufacturing/Distribution	6	24,500,099	3.3	1.41x	59.9%	10.2%
Storage/Warehouse	1	335,607	0.0	1.93x	49.8%	10.6%
Leased Fee	1	$49,500,000	6.6%	1.11x	79.2%	6.5%
Mixed Use	4	$41,583,871	5.5%	1.35x	60.5%	9.5%
Retail/Office	1	14,983,871	2.0	1.30x	63.2%	9.8%
Manufactured Housing/Self Storage	1	11,850,000	1.6	1.30x	50.9%	8.6%
Lab/Office	1	10,000,000	1.3	1.28x	64.7%	8.9%
Multifamily/Retail	1	4,750,000	0.6	1.78x	67.2%	12.0%
Retail	2	$28,160,000	3.8%	1.52x	63.8%	10.8%
Anchored	2	28,160,000	3.8	1.52x	63.8%	10.8%
Total	145	$750,154,739	100.0%	1.58x	61.3%	10.9%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(3)	See footnotes to the table entitled “Mortgage Pool Characteristics” above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

15

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)(3)	% of Total Underwritten NOI
New York	23	$203,491,844	27.1%	$1,087,800,000	23.9%	$67,201,624	23.8%
Texas	13	86,350,599	11.5	367,440,000	8.1	25,009,663	8.8
Georgia	9	77,508,808	10.3	511,350,000	11.2	33,931,119	12.0
California	2	77,500,000	10.3	258,500,000	5.7	19,573,454	6.9
North Carolina	6	77,467,692	10.3	248,250,000	5.5	16,843,996	6.0
Ohio	14	56,680,408	7.6	284,050,000	6.2	18,345,276	6.5
Arizona	3	41,010,000	5.5	63,250,000	1.4	4,736,295	1.7
Indiana	8	29,908,767	4.0	248,580,000	5.5	14,164,042	5.0
Florida	9	22,322,619	3.0	169,200,000	3.7	8,351,942	3.0
Pennsylvania	4	17,064,465	2.3	284,250,000	6.3	16,388,064	5.8
Kentucky	4	8,528,792	1.1	90,600,000	2.0	5,404,377	1.9
Colorado	1	8,000,000	1.1	12,890,000	0.3	661,452	0.2
Tennessee	5	7,938,331	1.1	103,290,000	2.3	5,979,127	2.1
South Carolina	3	6,809,397	0.9	69,500,000	1.5	3,989,546	1.4
Connecticut	2	6,591,143	0.9	15,950,000	0.4	843,072	0.3
Michigan	4	3,186,699	0.4	101,600,000	2.2	5,980,961	2.1
Illinois	7	2,848,269	0.4	90,810,000	2.0	5,670,752	2.0
New Jersey	1	2,822,864	0.4	90,000,000	2.0	5,097,907	1.8
Kansas	3	2,157,922	0.3	68,800,000	1.5	4,850,332	1.7
Alabama	2	2,101,465	0.3	67,000,000	1.5	3,745,018	1.3
Oklahoma	3	1,863,090	0.2	59,400,000	1.3	3,311,522	1.2
Missouri	4	1,700,670	0.2	57,770,000	1.3	637,469	0.2
Virginia	5	1,618,442	0.2	51,600,000	1.1	2,776,035	1.0
Vermont	1	1,278,079	0.2	37,200,000	0.8	3,082,707	1.1
Washington	1	988,002	0.1	31,500,000	0.7	1,847,366	0.7
Mississippi	3	810,476	0.1	25,840,000	0.6	1,462,294	0.5
Louisiana	1	649,259	0.1	20,700,000	0.5	1,226,229	0.4
Wisconsin	2	646,436	0.1	20,610,000	0.5	1,235,618	0.4
Minnesota	1	222,693	0.0	7,100,000	0.2	370,521	0.1
Iowa	1	87,509	0.0	2,790,000	0.1	153,614	0.1
Total	145	$750,154,739	100.0%	$4,547,620,000	100.0%	$282,871,393	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).
(3)	For multi-property loans that do not have underwritten cash flow information reported on a property level basis, Underwritten NOI is allocated based on each respective property’s allocated loan amount.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

16

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3,550,000 - 9,999,999	10	$65,235,000	8.7%
10,000,000 - 19,999,999	11	151,743,871	20.2
20,000,000 - 29,999,999	2	47,000,000	6.3
30,000,000 - 39,999,999	2	69,959,868	9.3
40,000,000 - 49,999,999	2	89,716,000	12.0
50,000,000 - 67,500,000	5	326,500,000	43.5
Total	32	$750,154,739	100.0%

Distribution of UW NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.11 - 1.49	19	$313,034,871	41.7%
1.50 - 1.99	12	372,119,868	49.6
2.00 - 2.12	1	65,000,000	8.7
Total	32	$750,154,739	100.0%
(1)	See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	30	$703,211,000	93.7%
Amortizing Balloon	2	46,943,739	6.3
Total	32	$750,154,739	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity date or have an anticipated repayment date, as applicable.

Distribution of Lockbox Types
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	12	$398,243,739	53.1%
Springing	16	316,561,000	42.2
Soft (Residential); Hard (Commercial)	2	13,050,000	1.7
Soft	1	12,800,000	1.7
None	1	9,500,000	1.3
Total	32	$750,154,739	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV Ratios (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
49.8 - 49.9	1	$67,500,000	9.0%
50.0 - 59.9	7	231,025,868	30.8
60.0 - 69.9	22	395,403,871	52.7
70.0 - 79.2	2	56,225,000	7.5
Total	32	$750,154,739	100.0%
(1)	See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)
Range of Maturity Date/ARD LTV Ratios (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
49.8 - 49.9	1	$67,500,000	9.0%
50.0 - 59.9	7	$231,025,868	30.8
60.0 - 69.9	22	$395,403,871	52.7
70.0 - 79.2	2	$56,225,000	7.5
Total	32	$750,154,739	100.0%
(1)	See footnotes (1), (3), and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	28	$591,094,739	78.8%
Acquisition	2	69,060,000	9.2
Refinance / Acquisition	1	65,000,000	8.7
Recapitalization	1	25,000,000	3.3
Total	32	$750,154,739	100.0%

Distribution of Mortgage Rates
Range of Mortgage Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
5.0967 - 5.9999	5	$195,125,000	26.0%
6.0000 - 6.4999	9	214,076,000	28.5
6.5000 - 6.9999	12	248,869,868	33.2
7.0000 - 7.6990	6	92,083,871	12.3
Total	32	$750,154,739	100.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

17

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
6.5 - 8.9	10	$159,341,000	21.2%
9.0 - 9.9	6	146,933,871	19.6
10.0 - 10.9	6	143,320,000	19.1
11.0 - 11.9	2	24,000,000	3.2
12.0 - 12.9	3	137,300,000	18.3
13.0 - 13.9	2	35,800,000	4.8
14.0 - 16.2	3	103,459,868	13.8
Total	32	$750,154,739	100.0%
(1)	See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
6.5 - 8.9	11	$165,991,000	22.1%
9.0 - 9.9	7	178,943,871	23.9
10.0 - 10.9	5	116,160,000	15.5
11.0 - 11.9	5	167,100,000	22.3
12.0 - 12.9	2	25,000,000	3.3
13.0 - 13.9	1	31,959,868	4.3
14.0	1	65,000,000	8.7
Total	32	$750,154,739	100.0%
(1)	See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Terms to Maturity/ARD(1)
Original Term to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	32	$750,154,739	100.0
Total	32	$750,154,739	100.0%
(1)	See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity/ARD(1)
Range of Remaining Terms to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
56 - 58	7	$197,933,871	26.4%
59 - 60	25	552,220,868	73.6
Total	32	$750,154,739	100.0%

(1)	See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	30	$703,211,000	93.7%
300	1	31,959,868	4.3
3720	1	14,983,871	2.0
Total	32	$750,154,739	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date, as applicable.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	30	$703,211,000	93.7%
299 - 299	1	31,959,868	4.3
3716 - 3716	1	14,983,871	2.0
Total	32	$750,154,739	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date, as applicable.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	18	$353,954,868	47.2%
Yield Maintenance	11	249,716,000	33.3
Yield Maintenance or Defeasance	3	146,483,871	19.5
Total	32	$750,154,739	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Real Estate Tax	27	$594,170,868	79.2%
Replacement Reserves(1)	26	546,438,739	72.8
Insurance	17	253,385,000	33.8
TI/LC(2)	8	182,843,871	55.0
(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of the portion of the Initial Pool Balance secured by office, retail, industrial and mixed use properties or multifamily properties with commercial tenants.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

18

STRUCTURAL OVERVIEW

Allocation Between

Combined VRR Interest

and Non-Vertically

Retained
Certificates	The aggregate amount available for distribution to holders of the Non-Vertically Retained Certificates and the Combined VRR Interest on each distribution date (i) will be the gross amount of interest, principal, yield maintenance charges and prepayment premiums collected with respect to the mortgage loans in the applicable one-month collection period, net of specified expenses of the issuing entity, including fees payable therefrom to, and losses, liabilities, advances (with interest thereon), costs and expenses reimbursable or indemnifiable therefrom to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor, the asset representations reviewer and CREFC®, and (ii) will be allocated to amounts available for distribution to the holders of the Combined VRR Interest, on the one hand, and amounts available for distribution to the holders of the Non-Vertically Retained Certificates (exclusive of the Class R certificates), on the other hand. On each distribution date, the portion of such aggregate available funds allocable to: (a) the Combined VRR Interest will be the product of such aggregate available funds multiplied by the Vertically Retained Percentage; and (b) the Non-Vertically Retained Certificates (exclusive of the Class R certificates) will at all times be the product of such aggregate available funds multiplied by the Non-Vertically Retained Percentage. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus.

The “Vertically Retained Percentage” is a fraction, expressed as a percentage, the numerator of which is the initial principal balance of the Combined VRR Interest, and the denominator of which is the sum of (x) the aggregate initial certificate balance of all classes of Non-Vertically Retained Principal Balance Certificates and (y) the initial principal balance of the Combined VRR Interest.

The “Non-Vertically Retained Percentage” is the difference between 100% and the Vertically Retained Percentage.

Distributions	On each Distribution Date, funds available for distribution to holders of the Non-Vertically Retained Certificates (exclusive of any portion thereof that represents the Non-Vertically Retained Percentage of (i) any yield maintenance charges and prepayment premiums collected on the mortgage loans and/or (ii) any excess interest accrued after the related anticipated repayment date on any mortgage loan with an anticipated repayment date) (“Non-Vertically Retained Available Funds”) will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):
1.	Class A-1, Class A-2, Class A-3, Class X-A, Class X-B and Class X-D certificates: to interest on the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B and Class X-D certificates, up to, and pro rata in accordance with, their respective interest entitlements.
2.	Class A-1, Class A-2 and Class A-3 certificates: to the extent of Non-Vertically Retained Available Funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-1 certificates until their certificate balance is reduced to zero, then (ii) to principal on the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-1 certificates in clause (i) above, then (iii) to principal on the Class A-3 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-1 and Class A-2 certificates in clauses (i) and (ii) above. However, if the certificate balances of each and every class of the Class A-S, Class B, Class C, Class D, Class E, Class F-RR and Class G-RR certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then Non-Vertically Retained Available Funds allocable to principal will be distributed to the Class A-1, Class A-2 and Class A-3 certificates, pro rata, based on their respective certificate balances.
3.	Class A-1, Class A-2 and Class A-3 certificates: to reimburse the Class A-1, Class A-2 and Class A-3 certificates, pro rata, for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balances of those classes, together with interest at their respective pass-through rates.
4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2 and Class A-3 certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.
5.	Class B certificates: (i) first, to interest on the Class B certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3 and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse Class B certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.
6.	Class C certificates: (i) first, to interest on the Class C certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates for

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

19

STRUCTURAL OVERVIEW (continued)

any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

7.	After the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class X-D, Class A-S, Class B and Class C certificates are paid all amounts to which they are entitled on such Distribution Date, the remaining Non-Vertically Retained Available Funds will be used to pay interest and principal and to reimburse (with interest at the related pass-through rate) any unreimbursed losses to (i) the Class D certificates, (ii) the Class E certificates, (iii) the Class F-RR certificates and (iv) the Class G-RR certificates, sequentially in that order and with respect to each such class or group of classes in a manner analogous to the Class C certificates pursuant to clause 6 above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

20

STRUCTURAL OVERVIEW (continued)

Realized Losses	The certificate balances of the respective classes of Non-Vertically Retained Principal Balance Certificates will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the related class on such Distribution Date. On each Distribution Date, the Non-Vertically Retained Percentage of any such losses will be applied to the respective classes of Non-Vertically Retained Principal Balance Certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class G-RR certificates; second, to the Class F-RR certificates; third, to the Class E certificates; fourth, to the Class D certificates; fifth, to the Class C certificates; sixth, to the Class B certificates; seventh, to the Class A-S certificates; and, finally pro rata, to the Class A-1, Class A-2 and Class A-3 certificates, based on their then current respective certificate balances. The notional amount of each class of Class X Certificates will be reduced to reflect reductions in the certificate balance(s) of the class (or classes, as applicable) of Corresponding Principal Balance Certificates as a result of allocations of losses realized on the mortgage loans to such class(es) of Non-Vertically Retained Principal Balance Certificates.

Prepayment Premiums

and Yield Maintenance

Charges	On each Distribution Date, until the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C and Class D certificates have been reduced to zero, the Non-Vertically Retained Percentage of each yield maintenance charge collected on the mortgage loans during the related one-month collection period (or, in the case of an outside serviced mortgage loan, that accompanied a principal prepayment included in the Aggregate Available Funds (as defined in the Preliminary Prospectus) for such Distribution Date) is required to be distributed to holders of the Non-Vertically Retained Regular Certificates (excluding holders of the Class E, Class F-RR and Class G-RR certificates) as follows: (a) first the Non-Vertically Retained Percentage of such yield maintenance charge will be allocated between (i) the group (the “YM Group A”) comprised of the Class A-1, Class A-2, Class A-3 and Class X-A certificates, (ii) the group (the “YM Group A-S/B/C”) comprised of the Class X-B, Class A-S, Class B, and Class C certificates, and (iii) the group (the “YM Group D” and, collectively with the YM Group A and the YM Group A-S/B/C, the “YM Groups”) comprised of the Class X-D and Class D certificates, pro rata based upon the aggregate amount of principal distributed to the class or classes of Non-Vertically Retained Principal Balance Certificates in each YM Group on such Distribution Date, and (b) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of Non-Vertically Retained Regular Certificates in such YM Group, in the following manner: (i) each class of Non-Vertically Retained Principal Balance Certificates in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (X) a fraction whose numerator is the amount of principal distributed to the subject class of Non-Vertically Retained Principal Balance Certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the Non-Vertically Retained Principal Balance Certificates in that YM Group on such Distribution Date, (Y) except in the case of any YM Group comprised solely of a single class of Non-Vertically Retained Principal Balance Certificates (for which the value of this clause (Y) is one (1)), the Base Interest Fraction (as defined in the Preliminary Prospectus) for the related principal prepayment and the subject class of Non-Vertically Retained Principal Balance Certificates, and (Z) the portion of such yield maintenance charge allocated to such YM Group, and (ii) the portion of such yield maintenance charge allocated to such YM Group and remaining after such distributions with respect to the Non-Vertically Retained Principal Balance Certificates in such YM Group will be distributed to the class of Class X Certificates, if any, in such YM Group. If there is more than one class of Non-Vertically Retained Principal Balance Certificates in any YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes, the portion of such yield maintenance charges allocated to such YM Group will be allocated among all such classes of Non-Vertically Retained Principal Balance Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the prior sentence of this paragraph.

If a prepayment premium (calculated as a percentage of the amount prepaid) is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

After the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C and Class D certificates have been reduced to zero, the Non-Vertically Retained Percentage of all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be allocated to the holders of the Class E, Class F-RR and Class G-RR certificates as provided in the Benchmark 2026-V22 pooling and servicing agreement. No yield maintenance charges or prepayment premiums will be distributed to the holders of the Class R certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)
Advances	The master servicer and, if it fails to do so, the back-up advancing agent (which will initially be the certificate administrator), will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to all of the mortgage loans serviced under the Benchmark 2026-V22 pooling and servicing agreement, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of servicing advances, any other related companion loans as described below. P&I advances are subject to reduction in connection with any appraisal reductions that may occur. The special servicer will have no obligation to make any advances, provided that, in an urgent or emergency situation requiring the making of a property protection advance, the special servicer may, in its sole discretion, make a property protection advance and will be entitled to reimbursement from the master servicer for such advance. The master servicer, the special servicer and the back-up advancing agent will each be entitled to receive interest on advances they make at the prime rate (and, solely with respect to the master servicer, subject to a floor rate of 2.0% per annum), compounded annually.

Serviced Mortgage

Loans/Outside Serviced	Mortgage Loans One or more whole loans may each constitute an “outside serviced whole loan”, in which case (as identified under “Collateral Overview—Whole Loan Summary” above), the Benchmark 2026-V22 pooling and servicing agreement is not the Controlling PSA, and each related mortgage loan constitutes an “outside serviced mortgage loan,” each related companion loan constitutes an “outside serviced companion loan,” and each related Controlling PSA constitutes an “outside servicing agreement.”

One or more whole loans may be identified in the Preliminary Prospectus as a “servicing shift whole loan”, in which case the related mortgage loan constitutes a “servicing shift mortgage loan” and each related companion loan constitutes a “servicing shift companion loan”. Any servicing shift whole loan will initially be serviced pursuant to the Benchmark 2026-V22 pooling and servicing agreement during which time such mortgage loan, such whole loan and each related companion loan will be a serviced mortgage loan, a serviced whole loan and a serviced companion loan (each as defined below), respectively. However, upon the inclusion of the related controlling pari passu companion loan in a future securitization transaction, the servicing of such mortgage loan will shift to the servicing agreement governing such securitization transaction, and such mortgage loan, such whole loan and each related companion loan will be an outside serviced mortgage loan, an outside serviced whole loan and an outside serviced companion loan, respectively.

All of the mortgage loans transferred to the issuing entity (other than any outside serviced mortgage loan) are sometimes referred to in this Term Sheet as the “serviced mortgage loans” and, together with any related companion loans, as the “serviced loans” (which signifies that they are being serviced by the master servicer and the special servicer under the Benchmark 2026-V22 pooling and servicing agreement); each related whole loan constitutes a “serviced whole loan”; and each related companion loan constitutes a “serviced companion loan.” See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Appraisal Reduction

Amounts	An Appraisal Reduction Amount generally will be created with respect to a required appraisal loan (which is a serviced loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property (subject to certain downward adjustments permitted under the Benchmark 2026-V22 pooling and servicing agreement) plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan; provided that, if so provided in the related co-lender agreement, the holder of a subordinate companion loan may be permitted to post cash or a letter of credit to offset some or all of an Appraisal Reduction Amount. In the case of an outside serviced mortgage loan, any Appraisal Reduction Amounts will be calculated pursuant to, and by a party to, the related outside servicing agreement. In general, any Appraisal Reduction Amount calculated with respect to a whole loan will be allocated first, to any related subordinate companion loan(s) (up to the outstanding principal balance(s) thereof), and then, to the related mortgage loan and any related pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. As a result of an Appraisal Reduction Amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which (to the extent of the Non-Vertically Retained Percentage of the reduction in such P&I advance) will have the effect of reducing the amount of interest available to the most subordinate class(es) of Non-Vertically Retained Regular Certificates then outstanding (i.e., first, to the Class G-RR certificates, then, to the Class F-RR certificates, then, to the Class E certificates, then, to the Class D certificates, then, to the Class C certificates, then, to the Class B certificates, then, to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B and Class X-D certificates). In general, a serviced loan will cease to be a required appraisal loan, and no longer be subject to an Appraisal Reduction Amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced loan to be a required appraisal loan.

For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event or an Operating Advisor Consultation Trigger Event, as well as the allocation and/or exercise of voting rights for certain purposes, the Non-Vertically Retained Percentage of any Appraisal Reduction Amounts in respect of or allocated to the mortgage loans will be allocated to notionally reduce the certificate balances of the Non-Vertically Retained Principal Balance Certificates as follows: first, to the Class G-RR, Class F-RR, Class E, Class D, Class C, Class B and Class A-S certificates, in that order, in each case until the related certificate balance is notionally reduced to zero; and then to the Class A-1, Class A-2 and Class A-3, certificates, pro rata based on certificate balance.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

22

STRUCTURAL OVERVIEW (continued)

Cumulative Appraisal

Reduction Amounts	A “Cumulative Appraisal Reduction Amount”, as of any date of determination, is equal to the sum of (i) all Appraisal Reduction Amounts then in effect, and (ii) with respect to any AB Modified Loans, any Collateral Deficiency Amounts then in effect.

“Collateral Deficiency Amount” means, with respect to any AB Modified Loan as of any date of determination, the excess of (i) the stated principal balance of such AB Modified Loan (taking into account the related junior note(s) included therein), over (ii) the sum of (in the case of a whole loan, solely to the extent allocable to the subject mortgage loan) (x) the most recent appraised value for the related mortgaged property or mortgaged properties, plus (y) solely to the extent not reflected or taken into account in such appraised value and to the extent on deposit with, or otherwise under the control of, the lender as of the date of such determination, any capital or additional collateral contributed by the related borrower at the time the mortgage loan, became (and as part of the modification related to) such AB Modified Loan for the benefit of the related mortgaged property or mortgaged properties (provided, that in the case of an outside serviced mortgage loan, the amounts set forth in this clause (y) will be taken into account solely to the extent relevant information is received), plus (z) any other escrows or reserves (in addition to any amounts set forth in the immediately preceding clause (y)) held by the lender in respect of such AB Modified Loan as of the date of such determination. For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event or an Operating Advisor Consultation Trigger Event, the Non-Vertically Retained Percentage of any Collateral Deficiency Amounts will be allocable to the respective classes of Control Eligible Certificates (as defined below) (or for purposes of determining an Operating Advisor Consultation Trigger Event, the HRR Certificates), in reverse alphabetical order of class designation, in a manner similar to the allocation of Appraisal Reduction Amounts to such classes.

“AB Modified Loan” means any mortgage loan (1) that became a corrected loan (which includes for purposes of this definition any outside serviced mortgage loan that became a “corrected” mortgage loan (or any term substantially similar thereto) pursuant to the related outside servicing agreement) due to a modification thereto that resulted in the creation of an A/B note structure (or similar structure) and as to which the new junior note(s) did not previously exist or the principal amount of the new junior note(s) was previously part of either an A note held by the trust or the original unmodified mortgage loan and (2) as to which an Appraisal Reduction Amount is not in effect.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.
Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”. Instead, defaulted mortgage loans will be sold in a process similar to the sale process for REO property. With respect to an outside serviced whole loan, the party acting as special servicer with respect to such outside serviced whole loan pursuant to the related outside servicing agreement (the “outside special servicer”) may offer to sell to any person (or may offer to purchase) for cash such outside serviced whole loan in accordance with the terms of the related outside servicing agreement during such time as such outside serviced whole loan constitutes a defaulted mortgage loan qualifying for sale thereunder and, in connection with any such sale, the related outside special servicer is required to sell both the applicable outside serviced mortgage loan and the related outside serviced pari passu companion loan(s) and, if so provided in the related co-lender agreement or the Controlling PSA, any related subordinate companion loan(s), together as one defaulted loan.
Directing Holder	The “Directing Holder” with respect to any mortgage loan or whole loan serviced under the Benchmark 2026-V22 pooling and servicing agreement will be:
●	except (i) with respect to an excluded mortgage loan, (ii) with respect to a serviced whole loan as to which the Controlling Note is held outside the issuing entity (sometimes referred to in this Term Sheet as a “serviced outside controlled whole loan”), and (iii) during any period that a control termination event has occurred and is continuing, the Controlling Class Representative; and
●	with respect to any serviced outside controlled whole loan (which may include a servicing shift whole loan or a serviced whole loan with a controlling subordinate companion loan held outside the issuing entity), if and for so long as the applicable companion loan holder is entitled under the related co-lender agreement to exercise consent rights similar to those entitled to be exercised by the controlling class representative, the holder of the related controlling note (during any such period, the “outside controlling note holder”), provided, that with respect to any serviced whole loan, the rights of the Directing Holder will be subject to and may be limited by the terms and provisions of any related co-lender agreement.

The applicable directing holder (or equivalent party) with respect to any outside serviced mortgage loan will be, in general, (i) in the event the related Controlling Note is included in the subject outside securitization transaction, the controlling class representative (or equivalent entity) under the related outside servicing agreement, and (ii) in all other cases, the third party holder of the related Controlling Note or its representative (which may be a controlling class representative (or equivalent entity) under a separate securitization transaction to which such note has been transferred (if any)), as provided in the related co-lender agreement.

An “excluded mortgage loan” is a mortgage loan or whole loan with respect to which the Controlling Class Representative or the holder(s) of more than 50% of the Controlling Class (by certificate balance) is (or are) a Borrower Party (as defined in the Preliminary Prospectus).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Controlling Class

Representative	The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders by certificate balance. The “Controlling Class” is, as of any time of determination, the most subordinate class of the Control Eligible Certificates that has an outstanding certificate balance, as notionally reduced by any Cumulative Appraisal Reduction Amount allocable to such class, at least equal to 25% of the initial certificate balance of that class of certificates; provided, however, that (except under the circumstances set forth in the next proviso) if no such class meets the preceding requirement, then the most senior class of outstanding Control Eligible Certificates will be the Controlling Class; provided, further, however, that if, at any time, the aggregate outstanding certificate balance of the classes of Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates has been reduced to zero (without regard to the allocation of any Cumulative Appraisal Reduction Amounts), then the “Controlling Class” will be the most subordinate class of Control Eligible Certificates with an outstanding certificate balance greater than zero (without regard to the allocation of any Cumulative Appraisal Reduction Amounts). The “Control Eligible Certificates” consist of the Class F-RR and Class G-RR certificates. See “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative. No person may exercise any of the rights and powers of the Controlling Class Representative with respect to an excluded mortgage loan.

On the Closing Date, CMBS 4 Sub 15, LLC, a Delaware limited liability company, and TH Holdco 1 (Cayman), L.P., a Cayman Islands exempted limited partnership, or their respective affiliates, are expected to (i) purchase 75% and 25%, respectively, of each Class of the HRR Certificates, and (ii) CMBS 4 Sub 15, LLC will appoint itself or an affiliate as the initial Controlling Class Representative. Any of CMBS 4 Sub 15, LLC, TH Holdco 1 (Cayman), L.P., and their respective affiliates, may purchase additional Certificates.

Control Termination

Event	A “Control Termination Event” will, with respect to any mortgage loan, either (a) occur when none of the classes of the Control Eligible Certificates has an outstanding certificate balance (as notionally reduced by any Cumulative Appraisal Reduction Amount then allocable to such class) that is at least equal to 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below; provided, however, that a Control Termination Event will in no event exist at any time that the certificate balance of each class of the Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates (without regard to the allocation of Cumulative Appraisal Reduction Amounts) has been reduced to zero. With respect to excluded mortgage loans as to which the Controlling Class Representative would otherwise be the Directing Holder, a Control Termination Event will be deemed to exist.

The holders of Certificates representing the majority of the certificate balance of the most senior class of Control Eligible Certificates whose certificate balance is notionally reduced to less than 25% of the initial certificate balance of that class as a result of an allocation of an Appraisal Reduction Amount or a Collateral Deficiency Amount, as applicable, to such class will have the right to challenge the Special Servicer’s Appraisal Reduction Amount determination or a Collateral Deficiency Amount determination, as applicable, and, at their sole expense, obtain a second appraisal for any serviced loan for which an Appraisal Reduction Event has occurred or as to which there exists a Collateral Deficiency Amount, under the circumstances described in the Preliminary Prospectus.

Consultation Termination

Event	A “Consultation Termination Event” will, with respect to any mortgage loan, either (a) occur when none of the classes of Control Eligible Certificates has an outstanding certificate balance, without regard to the allocation of any Cumulative Appraisal Reduction Amount, that is equal to or greater than 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below; provided, however, that a Consultation Termination Event will in no event exist at any time that the certificate balance of each class of Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates has been reduced to zero (without regard to the allocation of Cumulative Appraisal Reduction Amounts) has been reduced to zero. With respect to excluded mortgage loans as to which the Controlling Class Representative would otherwise be the Directing Holder, a Consultation Termination Event will be deemed to exist.

Control/Consultation

Rights	With respect to any serviced loan, the applicable Directing Holder, if any, will be entitled to have consent and/or consultation rights under the Benchmark 2026-V22 pooling and servicing agreement with respect to certain major decisions (including with respect to assumptions, waivers, certain loan modifications and workouts) and other matters with respect to such serviced loan.

After the occurrence and during the continuance of a Control Termination Event, the consent rights of the Controlling Class Representative with respect to the applicable serviced loans will terminate, and the Controlling Class Representative will retain non-binding consultation rights under the Benchmark 2026-V22 pooling and servicing agreement with respect to certain major decisions and other matters with respect to the serviced mortgage loans, other than (i) any excluded mortgage loan, and (ii) any serviced outside controlled whole loan.

After the occurrence and during the continuance of a Consultation Termination Event, all of these rights of the Controlling Class Representative with respect to the applicable serviced loans will terminate.

With respect to any serviced outside controlled whole loan (including any servicing shift whole loan for so long as it is serviced under the Benchmark 2026-V22 pooling and servicing agreement), the holder of the related Controlling Note or its representative (which holder or representative will not be the Controlling Class Representative) will instead be entitled to exercise the above-described consent and consultation rights, to the extent provided under the related co-lender agreement.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

With respect to each outside serviced whole loan, the applicable outside controlling class representative or other related controlling noteholder pursuant to, and subject to the limitations set forth in, the related outside servicing agreement and the related co-lender agreement will have consent, consultation, approval and direction rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such outside serviced whole loan, as provided for in the related co-lender agreement and in the related outside servicing agreement. To the extent permitted under the related co-lender agreement, the Controlling Class Representative (so long as a Consultation Termination Event does not exist) may have certain consultation rights with respect to each outside serviced whole loan.

See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Risk Retention

Consultation Parties	The “risk retention consultation parties”, with respect to any serviced mortgage loan or, if applicable, serviced whole loan will be the respective parties selected by each of Citi Real Estate Funding Inc., Deutsche Bank AG, New York Branch and Goldman Sachs Mortgage Company. The risk retention consultation parties will each have certain non-binding consultation rights in certain circumstances, (i) for so long as no Consultation Termination Event is continuing, with respect to any specially serviced loan (other than any outside serviced mortgage loan), and (ii) during the continuance of a Consultation Termination Event, with respect to any mortgage loan (other than any outside serviced mortgage loan), as further described in the Preliminary Prospectus. Notwithstanding the foregoing, a risk retention consultation party will not have any consultation rights with respect to any mortgage loan that is an excluded RRCP mortgage loan with respect to such party. Citi Real Estate Funding Inc., Deutsche Bank AG, New York Branch and Goldman Sachs Mortgage Company, respectively, are expected to be appointed as the initial risk retention consultation parties.

With respect to any risk retention consultation party, an “excluded RRCP mortgage loan” is a mortgage loan or whole loan with respect to which such risk retention consultation party, or the person(s) entitled to appoint such risk retention consultation party, is a Borrower Party.

Termination of

Special Servicer	At any time, the special servicer (but not any outside special servicer for any outside serviced whole loan) may be removed and replaced by the applicable Directing Holder, if any, with or without cause upon satisfaction of certain conditions specified in the Benchmark 2026-V22 pooling and servicing agreement.

Except in the case of a serviced outside controlled whole loan, and solely if a Control Termination Event has occurred and is continuing, the special servicer under the Benchmark 2026-V22 pooling and servicing agreement may be terminated and replaced pursuant to a vote of applicable certificateholders, with or without cause, in accordance with the procedures described under “The Pooling and Servicing Agreement—Removal of the Special Servicer by Certificateholders Following a Control Termination Event” in the Preliminary Prospectus, upon the affirmative vote of (a) the holders of Certificates evidencing at least 66-2/3% of the voting rights allocable to the Certificates of those holders that voted on such matter (provided that holders representing the applicable Certificateholder Quorum vote on the matter) or (b) the holders of Non-Reduced Certificates entitled to vote on the matter evidencing more than 50% of the voting rights allocable to each class of such Non-Reduced Certificates.

At any time, the special servicer under the Benchmark 2026-V22 pooling and servicing agreement may be terminated and replaced with respect to all the serviced loans, if (i) the operating advisor (A) determines, in its sole discretion exercised in good faith, that the special servicer has failed to comply with the Servicing Standard and a replacement of the special servicer would be in the best interest of the holders of the Certificates and the Uncertificated VRR Interest owner (as a collective whole), and (B) recommends the replacement of the special servicer with respect to such serviced loans, and (ii) the holders of Certificates evidencing at least a majority of the aggregate outstanding principal balance of the Certificates of those holders that voted on the matter (provided that holders representing the applicable Certificateholder Quorum vote on the matter) affirmatively vote to remove the special servicer in such capacity in accordance with the procedures set forth under “The Pooling and Servicing Agreement—Removal of the Special Servicer by Certificateholders Based on the Recommendation of the Operating Advisor” in the Preliminary Prospectus.

“Non-Reduced Certificates” means each class of Principal Balance Certificates that has an outstanding certificate balance as may be notionally reduced by any Appraisal Reduction Amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

Notwithstanding the foregoing, but subject to the discussion in the next paragraph, solely with respect to a serviced outside controlled whole loan (including any servicing shift whole loan, for so long as it is serviced pursuant to the Benchmark 2026-V22 pooling and servicing agreement), only the holder of the related Controlling Note or its representative may terminate the special servicer without cause (solely with respect to the related whole loan) and appoint a replacement special servicer for that whole loan.

“Certificateholder Quorum” means a quorum that: (a) for purposes of a vote to terminate and replace the special servicer or the asset representations reviewer at the request of the holders of Certificates evidencing not less than 25% of the voting rights (without regard to the application of any Appraisal Reduction Amounts), consists of the holders of Certificates evidencing at least 50% of the voting rights (taking into account the allocation of any Appraisal Reduction Amounts to notionally reduce the certificate balances of the respective classes of Principal Balance Certificates) of all of the Certificates, on an aggregate basis; and (b) for purposes of a vote to terminate and replace the special servicer based on a recommendation of the operating advisor, consists of the holders or beneficial owners of Certificates evidencing at least 20% of the aggregate outstanding principal balance of all the Principal Balance Certificates, with such quorum including at least three Certificateholders or Certificate Owners that are not Risk Retention Affiliated with each other.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

25

STRUCTURAL OVERVIEW (continued)

The related outside special servicer under each outside servicing agreement generally may be (or, if the applicable outside servicing agreement has not yet been executed, it is anticipated that such outside special servicer may be) replaced by the related outside controlling class representative (or an equivalent party), or the vote of the requisite holders of certificates issued, under the applicable outside servicing agreement (depending on whether or not the equivalent of a control termination event or a consultation termination event exists under that outside servicing agreement) or by any applicable other controlling noteholder under the related co-lender agreement in a manner generally similar to the manner in which the special servicer may be replaced under the Benchmark 2026-V22 pooling and servicing agreement as described above in this “Termination of Special Servicer” section (although there will be differences, in particular as regards certificateholder votes and the timing of when an outside special servicer may be terminated based on the recommendation of an operating advisor).

If the special servicer, to its knowledge, becomes a Borrower Party with respect to a mortgage loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan. Subject to certain limitations described in the Preliminary Prospectus, any applicable Directing Holder will be entitled to appoint a replacement special servicer for that mortgage loan. If there is no applicable Directing Holder or if the applicable Directing Holder does not take action to appoint a replacement special servicer within the requisite time period, a replacement special servicer will be appointed in the manner specified in the Benchmark 2026-V22 pooling and servicing agreement.

Voting Rights	At all times during the term of the Benchmark 2026-V22 pooling and servicing agreement, the voting rights for the Certificates will be allocated among the respective classes of holders thereof in the following percentages:
(1)	1% in the aggregate in the case of the respective classes of the Class X Certificates, allocated pro rata based upon their respective notional amounts as of the date of determination (for so long as the notional amount of at least one class of the Class X Certificates is greater than zero), and
(2)	in the case of any class of Principal Balance Certificates, a percentage equal to the product of 99% (or, if the notional amounts of all classes of the Class X Certificates have been reduced to zero, 100%) and a fraction, the numerator of which is equal to the certificate balance of such class of Principal Balance Certificates as of the date of determination, and the denominator of which is equal to the aggregate of the certificate balances of all classes of the Principal Balance Certificates, in each case, as of the date of determination, provided, that in certain circumstances described under “The Pooling and Servicing Agreement” in the Preliminary Prospectus, voting rights will only be exercisable by holders of the Non-Reduced Certificates and/or may otherwise be exercisable or allocated in a manner that takes into account the allocation of Appraisal Reduction Amounts.

The voting rights of any class of Certificates are required to be allocated among certificateholders of such class in proportion to their respective percentage interests.

The Class R certificates and the Uncertificated VRR Interest will not be entitled to any voting rights.

Servicing

Compensation	Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses, including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer. Within any prior 12-month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (including special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (including special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% or (b) with respect to any serviced mortgage loan (or related serviced whole loan, if applicable) or related REO Property, such lesser rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than (i) default interest and (ii) any “excess interest” accrued after the related anticipated repayment date on any mortgage loan with an anticipated repayment date) on the related serviced loan (or related serviced whole loan, if applicable) from the date such serviced loan becomes a corrected loan through and including the then related maturity date, subject in any case to a minimum workout fee of $25,000.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within three months of the maturity default, but the special servicer may collect from the related borrower and retain (x) a liquidation fee or workout fee, as applicable, and (y) such other fees as are provided for in the related loan documents.

In the case of an outside serviced whole loan, calculation of the foregoing amounts payable to the related outside servicer or outside special servicer may be different than as described above. For example, the extent to which modification fees and penalty fees are applied to offset expenses may be different and liquidation fees and workout fees may be subject to different caps or no caps.

Operating Advisor	The operating advisor will, in general and under certain circumstances described in the Preliminary Prospectus, have the following rights and responsibilities with respect to the serviced mortgage loans:
●	reviewing the actions of the special servicer with respect to specially serviced loans and with respect to certain major decisions regarding non-specially serviced loans as to which the operating advisor has consultation rights;
●	reviewing reports provided by the special servicer to the extent set forth in the Benchmark 2026-V22 pooling and servicing agreement;
●	reviewing for accuracy certain calculations made by the special servicer;
●	issuing an annual report generally setting forth, among other things, its assessment of whether the special servicer is performing its duties in compliance with the servicing standard and the Benchmark 2026-V22 pooling and servicing agreement and identifying any material deviations therefrom;
●	recommending the replacement of the special servicer if the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer has failed to comply with the servicing standard and (2) a replacement of the special servicer would be in the best interest of the holders of the Certificates and the Uncertificated VRR Interest owner (as a collective whole); and
●	after the occurrence and during the continuance of an Operating Advisor Consultation Trigger Event, consulting on a non-binding basis with the special servicer with respect to certain major decisions (and such other matters as are set forth in the Benchmark 2026-V22 pooling and servicing agreement) in respect of the applicable serviced loan(s).

An “Operating Advisor Consultation Trigger Event” will occur when the aggregate outstanding certificate balance of the HRR Certificates (as notionally reduced by any Cumulative Appraisal Reduction Amounts then allocable to the HRR Certificates) is 25% or less of the initial aggregate certificate balance of the HRR Certificates. With respect to excluded mortgage loans, an Operating Advisor Consultation Trigger Event will be deemed to exist.

Notwithstanding the foregoing, the operating advisor will generally have no obligations or consultation rights as operating advisor under the Benchmark 2026-V22 pooling and servicing agreement with respect to any outside serviced mortgage loan or any related REO property.

The operating advisor will be subject to termination and replacement if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such termination and replacement is affirmatively voted for by the holders of more than 50% of the voting rights allocable to the Non-Reduced Certificates of those holders that exercise their right to vote (provided that holders entitled to exercise at least 50% of the voting rights allocable to the Non-Reduced Certificates exercise their right to vote within 180 days of the initial request for a vote). The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

See “The Pooling and Servicing Agreement—Operating Advisor” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

27

STRUCTURAL OVERVIEW (continued)

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. An asset review will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 30% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO mortgage loans) held by the issuing entity as of the end of the applicable collection period are at least 60 days delinquent in respect of their related monthly payments or balloon payment, if any (for purposes of this paragraph, “delinquent loans”) or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the aggregate outstanding principal balance of such delinquent loans constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO mortgage loans) held by the issuing entity as of the end of the applicable collection period.

The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders of the Certificates (other than the Class R certificates) evidencing not less than 25% of the voting rights requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice of such request to all certificateholders and the asset representations reviewer by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the affirmative vote of the holders of Certificates evidencing at least 75% of the voting rights allocable to those holders that exercise their right to vote (provided that holders representing the applicable Certificateholder Quorum exercise their right to vote within 180 days of the initial request for a vote), the trustee will be required to terminate all of the rights and obligations of the asset representations reviewer under the Benchmark 2026-V22 pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “The Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution

Provisions	The mortgage loan sellers will be subject to the dispute resolution provisions set forth in the Benchmark 2026-V22 pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by a mortgage loan seller and such mortgage loan seller will be obligated under the related mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result.

Generally, in the event that a Repurchase Request (as defined in the Preliminary Prospectus) with respect to a mortgage loan is not “Resolved” (as defined below) within 180 days after the related mortgage loan seller receives such Repurchase Request, then the enforcing servicer will be required to send a notice to the “Initial Requesting Certificateholder” (if any) indicating the enforcing servicer’s intended course of action with respect to the Repurchase Request. If (a) the enforcing servicer’s intended course of action with respect to the Repurchase Request does not involve pursuing further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request and the Initial Requesting Certificateholder, if any, or any other holder or beneficial owner of Certificates (other than a holder of the Class VRR certificates) wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the Repurchase Request but the Initial Requesting Certificateholder, if any, or any other holder or beneficial owner of Certificates (other than a holder of Class VRR certificates) does not agree with the dispute resolution method selected by the enforcing servicer, then the Initial Requesting Certificateholder, if any, or such other holder or beneficial owner of Certificates (other than a holder of Class VRR certificates) may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration. In addition, any other holder or beneficial owner of Certificates may deliver, within the time frame provided in the Benchmark 2026-V22 pooling and servicing agreement, a written notice requesting the right to participate in any dispute resolution consultation that is conducted by the enforcing servicer following the enforcing servicer’s receipt of the notice described in the preceding sentence.

“Resolved” means, with respect to a Repurchase Request in connection with a mortgage loan, (i) that any material breach of representations and warranties or a material document defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the applicable mortgage loan seller has made a “loss of value payment”, (v) a contractually binding agreement has been entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles the related mortgage loan seller’s obligations under the related mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the Benchmark 2026-V22 pooling and servicing agreement. See “The Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

28

STRUCTURAL OVERVIEW (continued)
Liquidated Loan Waterfall	Upon liquidation of any mortgage loan, all net liquidation proceeds related to the mortgage loan (but not any related companion loan) will be applied (after allocation to offset certain advances and expenses) so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any delinquent interest that was not advanced as a result of Appraisal Reduction Amounts or interest that accrued on any junior note(s) if such mortgage loan is an AB Modified Loan. After the adjusted interest amount is so allocated, any remaining liquidation proceeds will be allocated to pay principal on the mortgage loan until the unpaid principal amount of the mortgage loan has been reduced to zero. Any remaining liquidation proceeds will then be allocated to pay delinquent interest that was not advanced as a result of Appraisal Reduction Amounts and any interest that accrued on any junior note(s) if such mortgage loan is an AB Modified Loan.
Credit Risk Retention	This securitization transaction will be subject to the credit risk retention rules of Section 15G of the Securities Exchange Act of 1934, as amended. An economic interest in the credit risk of the mortgage loans in this securitization transaction is expected to be retained pursuant to risk retention regulations (as codified at 12 CFR Part 43) promulgated under Section 15G (“Regulation RR”), as a combination of (i) an “eligible vertical interest” in the form of the Combined VRR Interest and (ii) an “eligible horizontal residual interest” in the form of the HRR Certificates. Citi Real Estate Funding Inc. will act as retaining sponsor under Regulation RR for this securitization transaction and is expected, on the Closing Date, to partially satisfy its risk retention obligation through the purchase by two third-party purchasers (in each case, directly or through one or more majority-owned affiliates) of their respective proportionate shares of each class of the HRR Certificates. Citi Real Estate Funding Inc. is expected to satisfy its remaining risk retention obligation through the acquisition, on the Closing Date, and retention by it and certain other retaining parties (in each case, directly or through one or more majority-owned affiliates), of their respective portions of the Combined VRR Interest. For a further discussion of the manner in which the credit risk retention requirements are expected to be satisfied by Citi Real Estate Funding Inc., as retaining sponsor, see “Credit Risk Retention” in the Preliminary Prospectus. Note that this securitization transaction is not structured to satisfy European or United Kingdom risk retention and due diligence requirements.

The Combined VRR

Interest Prepayment

Premiums and Yield

Maintenance Charges.	On each Distribution Date, the Vertically Retained Percentage of each yield maintenance charge and prepayment premium collected on the mortgage loans during the related collection period (or, in the case of an outside serviced mortgage loan, that accompanied a principal prepayment included in the Aggregate Available Funds for such Distribution Date) will be required to be distributed to the holders of the Combined VRR Interest.

Appraisal Reduction

Amounts	On each Distribution Date, the Vertically Retained Percentage of any Appraisal Reduction Amounts will be allocated to the Combined VRR Interest to notionally reduce (to not less than zero) the principal balance thereof.
Investor Communications	The certificate administrator is required to include on any Form 10–D any request received from a certificateholder to communicate with other certificateholders related to certificateholders exercising their rights under the terms of the Benchmark 2026-V22 pooling and servicing agreement. Any certificateholder wishing to communicate with other certificateholders regarding the exercise of its rights under the terms of the Benchmark 2026-V22 pooling and servicing agreement will be able to deliver a written request signed by an authorized representative of the requesting investor to the certificate administrator.
Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans (including mortgage loans as to which the related mortgaged properties have become REO properties) remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date (excluding for the purposes of this calculation, the unpaid principal balance of any mortgage loan(s) with a stated maturity date later than May 2031, but in each case only if the option described above is exercised after the distribution date in May 2031), certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates and the Uncertificated VRR Interest.

If the aggregate certificate balances of the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C and Class D certificates and the notional amounts of the Class X-A, Class X-B and Class X-D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders and the Uncertificated VRR Interest owner the payment specified in the Benchmark 2026-V22 pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding Certificates (excluding the Class R certificates) and the Uncertificated VRR Interest for the mortgage loans remaining in the issuing entity, as further described under “The Pooling and Servicing Agreement—Optional Termination; Optional Mortgage Loan Purchase” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

29

STRUCTURAL OVERVIEW (continued)

The Offered Certificates involve certain risks and may not be suitable for all investors. For information regarding certain risks associated with an investment in the Offered Certificates, see “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

30

Industrial – Various Various Various, Various	Collateral Asset Summary – Loan No. 1 Mountain Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$67,500,000 49.8% 1.93x 10.6%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

31

Industrial – Various Various Various, Various	Collateral Asset Summary – Loan No. 1 Mountain Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$67,500,000 49.8% 1.93x 10.6%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

32

Industrial – Various Various Various, Various	Collateral Asset Summary – Loan No. 1 Mountain Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$67,500,000 49.8% 1.93x 10.6%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

33

Industrial – Various Various Various, Various	Collateral Asset Summary – Loan No. 1 Mountain Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$67,500,000 49.8% 1.93x 10.6%
Mortgage Loan Information		Properties Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Properties Type – Subtype(7):	Industrial - Various
Borrower Sponsor(s):	Industrial Logistics Properties Trust	Collateral(8):	Fee / Leasehold
Borrower(s)(1):	Various	Location(7):	Various, Various
Original Balance(2):	$67,500,000	Year Built / Renovated(7):	Various / Various
Cut-off Date Balance(2):	$67,500,000	Property Management:	The RMR Group LLC
% by Initial UPB:	9.0%	Size(7):	19,189,611 SF
Interest Rate(3):	5.096767533%	Appraised Value / Per SF(9):	$2,350,000,000 / $122
Note Date(4):	May 8, 2026	Appraisal Date(9):	February 11, 2026
Original Term:	60 months	Occupancy(10):	96.3% (as of Various)
Amortization:	Interest Only	UW Economic Occupancy:	96.3%
Original Amortization:	NAP	Underwritten NOI:	$123,567,331
Interest Only Period:	60 months	Underwritten NCF:	$116,850,967
First Payment Date:	June 11, 2026
Maturity Date:	May 11, 2031	Historical NOI
Additional Debt Type(2):	Pari Passu / B-Notes	Most Recent NOI:	$122,186,205 (TTM September 30, 2025)
Additional Debt Balance(2):	$1,101,900,000 / $450,600,000	2024 NOI:	$120,156,924
Call Protection(5):	L(23),YM1(1),DorYM1(29),O(7)	2023 NOI:	$117,555,625
Lockbox / Cash Management:	Hard / Springing	2022 NOI(11):	$98,213,266

Reserves(6)				Financial Information(2)
	Initial	Monthly	Cap		Senior Loan	Whole Loan
Taxes:	$0	Springing	NAP	Cut-off Date Loan / SF:	$61	$84
Insurance:	$0	Springing	NAP	Maturity Date Loan / SF:	$61	$84
TI / LC Reserve:	$0	Springing	NAP	Cut-off Date LTV(9):	49.8%	68.9%
Replacement Reserves:	$0	Springing	NAP	Maturity Date LTV(9):	49.8%	68.9%
Ground Lease Reserve:	$0	Springing	NAP	UW NOI DY:	10.6%	7.6%
Unfunded Obligations Reserve:	$3,530,579	$0	NAP	UW NCF DSCR:	1.93x	1.25x

Sources and Uses(2)
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Senior Loan Amount:	$1,169,400,000	72.2%	Loan Payoff:	$1,608,229,700	99.3%
Subordinate Loan Amount:	450,600,000	27.8	Closing Costs:	8,239,721	0.5
			Upfront Reserves:	3,530,579	0.2
Total Sources:	$1,620,000,000	100.0%	Total Uses:	$1,620,000,000	100.0%
(1)	See “The Borrowers and the Borrower Sponsor” below.
(2)	The Mountain Industrial Portfolio Mortgage Loan (as defined below) is part of the Mountain Industrial Portfolio Whole Loan (as defined below), which is comprised of 30 pari passu senior promissory notes and 12 junior promissory notes, with an aggregate original principal balance and Cut-off Date Balance of $1,620,000,000. The Financial Information in the chart above under “Senior Loan” is based solely on the aggregate outstanding principal balance as of the Cut-off Date of the Mountain Industrial Portfolio Senior Loan (as defined below) and the Financial Information set forth in the chart above under “Whole Loan” is based on the aggregate outstanding principal balance as of the Cut-off Date of the Mountain Industrial Portfolio Whole Loan.
(3)	Interest Rate represents the weighted average interest rate of the Mountain Industrial Portfolio Senior Loan. The junior notes bear interest at the weighted average interest rate of 7.291555666% per annum. The weighted average interest rate of the Mountain Industrial Portfolio Whole Loan is 5.707243788% per annum. See the definition of “Weighted Average Interest Rate” set forth under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus. The interest rate of the Mountain Industrial Portfolio Whole Loan and of the Mountain Industrial Portfolio Mortgage Loan may change if any of the individual Mountain Industrial Portfolio Properties (as defined below) securing the Mountain Industrial Portfolio Whole Loan are released and any portion of any of the Mountain Industrial Portfolio Whole Loan components is paid down in accordance with the Mountain Industrial Portfolio Whole Loan documents. See “Release of Collateral” below for additional information related to permitted partial releases.
(4)	The Mountain Industrial Portfolio Whole Loan has not yet been originated. The Mountain Industrial Portfolio Whole Loan is expected to be originated and funded on or about May 8, 2026. Information set forth in this term sheet with respect to the Mountain Industrial Portfolio Mortgage Loan and Mountain Industrial Portfolio Whole Loan is based on the anticipated terms on the origination date.
(5)	The defeasance lockout period will be at least 24 payment dates beginning with and including the first payment date on June 11, 2026. Defeasance of the Mountain Industrial Portfolio Whole Loan is permitted after the date that is two years from the closing date of the securitization that includes the last note to be securitized. The assumed defeasance lockout period of 24 payments is based on the closing date of the Benchmark 2026-V22 securitization trust in May 2026. The actual defeasance lockout period may be longer. Prepayment with a prepayment fee (if prior to the open period) equal to the greater of a yield maintenance premium and 1.00% is permitted on and after the May 11, 2028 payment date.
(6)	See “Initial and Ongoing Reserves” below.
(7)	See “Portfolio Summary” for an overview of the top 20 Mountain Industrial Portfolio Properties.
(8)	The Mountain Industrial Portfolio Whole Loan is secured by the borrower sponsor’s fee interests in 88 properties and leasehold interests in two properties.
(9)	The Mountain Industrial Portfolio Properties had a portfolio appraised value of $2,350,000,000, as of February 11, 2026, which is inclusive of an 9.2% portfolio premium and reflects the “as-is” value of the Mountain Industrial Portfolio Properties as a whole if sold in their entirety to a single buyer. Based on the aggregate “as-is” appraised values of the individual Mountain Industrial Portfolio Properties (exclusive of the portfolio premium) of $2,152,070,000, the Cut-off Date LTV Ratio and the Maturity Date LTV Ratio for the Mountain Industrial Portfolio Senior Loan are both equal to 54.3% and for the Mountain Industrial Portfolio Whole Loan are both equal to 75.3%. The individual appraisals were completed on various dates between February 3, 2026, and February 11, 2026.
(10)	Based on the underwritten rent rolls dated as of either March 1, 2026 or May 11, 2026, depending on the property.
(11)	2022 NOI reflects the trailing 10-month period as of December 31, 2022 following the borrower sponsor’s acquisition of the Mountain Industrial Portfolio Properties in early 2022.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

34

Industrial – Various Various Various, Various	Collateral Asset Summary – Loan No. 1 Mountain Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$67,500,000 49.8% 1.93x 10.6%

The Loan. The largest mortgage loan (the “Mountain Industrial Portfolio Mortgage Loan”) is part of whole loan with an aggregate outstanding principal balance of $1,620,000,000 (the “Mountain Industrial Portfolio Whole Loan”) comprised of (i) 30 pari passu senior notes with an aggregate outstanding principal balance of $1,169,400,000 (collectively, the “Mountain Industrial Portfolio Senior Loan” or the “Mountain Industrial Portfolio Senior Notes”), and (ii) 12 junior notes with an aggregate outstanding principal balance of $450,600,000 (collectively, the “Mountain Industrial Portfolio Junior Notes”). Among the Mountain Industrial Portfolio Senior Notes are the non-controlling Notes A-3-4 and A-4-4, with an aggregate initial principal balance of $67,500,000 which evidence the Mountain Industrial Portfolio Mortgage Loan and will be contributed to the Benchmark 2026-V22 securitization trust. The Mountain Industrial Portfolio Junior Notes are generally subordinate in right of payment to the Mountain Industrial Portfolio Senior Notes. The Mountain Industrial Portfolio Whole Loan was co-originated by Citi Real Estate Funding Inc. (“CREFI”), Wells Fargo Bank, National Association (“WFB”), Bank of America, N.A. (“BANA”), UBS AG New York Branch (“UBS AG”), Morgan Stanley Bank, N.A. (“MSBNA”) and Bank of Montreal (“BMO”). The Mountain Industrial Portfolio Mortgage Loan will be contributed by CREFI. The Mountain Industrial Portfolio Whole Loan is secured by first mortgage liens on the borrowers’ fee or leasehold interests in a portfolio of 90 industrial properties totaling approximately 19.2 million SF located across 27 states and 57 individual markets (collectively, the “Mountain Industrial Portfolio Properties” or the “Properties”, and each individually, a “Mountain Industrial Portfolio Property” or “Property”).

The Mountain Industrial Portfolio Whole Loan will be serviced pursuant to the Trust and Servicing Agreement for the MTN 2026-LPFX securitization. See “Description of the Mortgage Pool—The Whole Loans—The Mountain Industrial Portfolio Pari Passu-A/B Whole Loan” and “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the Mountain Industrial Portfolio Whole Loan:

Mountain Industrial Portfolio Whole Loan Summary
Note(1)	Original Balance	Cut-off Date Balance	Note Holder	Controlling Note
A-1-1 and A-2-1	$332,760,000	$332,760,000	MTN 2026-LPFX	Yes
A-1-2 and A-2-2	$83,190,000	$83,190,000	MTN 2026-LPFX	No
A-1-3 and A-2-3	$83,190,000	$83,190,000	MTN 2026-LPFX	No
A-1-4 and A-2-4	$166,380,000	$166,380,000	MTN 2026-LPFX	No
A-1-5 and A-2-5	$83,190,000	$83,190,000	MTN 2026-LPFX	No
A-1-6 and A-2-6	$83,190,000	$83,190,000	MTN 2026-LPFX	No
A-3-1-1 and A-4-1-1(2)	$110,000,000	$110,000,000	WFB	No
A-3-1-2 and A-4-1-2(2)	$25,000,000	$25,000,000	WFB	No
A-3-2-1 and A-4-2-1(2)	$14,500,000	$14,500,000	BANA	No
A-3-2-2 and A-4-2-2(2)	$14,500,000	$14,500,000	BANA	No
A-3-2-3 and A-4-2-3(2)	$4,750,000	$4,750,000	BANA	No
A-3-3 and A-4-3(2)	$33,750,000	$33,750,000	BMO	No
A-3-4 and A-4-4	$67,500,000	$67,500,000	Benchmark 2026-V22	No
A-3-5 and A-4-5(2)	$33,750,000	$33,750,000	MSMCH	No
A-3-6 and A-4-6(2)	$33,750,000	$33,750,000	UBS AG	No
Senior Loan	$1,169,400,000	$1,169,400,000
B-1-1 and B-2-1(3)	$180,240,000	$180,240,000	MTN 2026-LPFX	No
B-1-2 and B-2-2(3)	$45,060,000	$45,060,000	MTN 2026-LPFX	No
B-1-3 and B-2-3(3)	$45,060,000	$45,060,000	MTN 2026-LPFX	No
B-1-4 and B-2-4(3)	$90,120,000	$90,120,000	MTN 2026-LPFX	No
B-1-5 and B-2-5(3)	$45,060,000	$45,060,000	MTN 2026-LPFX	No
B-1-6 and B-2-6(3)	$45,060,000	$45,060,000	MTN 2026-LPFX	No
Total Junior Notes	$450,600,000	$450,600,000
Whole Loan	$1,620,000,000	$1,620,000,000
(1)	The notes with designations that begin with A-1, A-3, and B-1 are secured solely by mortgages on the Properties located in Florida, and the remaining notes are secured solely by mortgages on the Properties located outside of Florida; provided, that all of the non-Florida borrowers delivered to the lender a guaranty of the Florida borrowers’ obligations to pay the outstanding principal balance of, and other amounts due and owing on the Florida notes and the other Mountain Industrial Portfolio Whole Loan documents.
(2)	Expected to be contributed to one or more future securitization transactions or may otherwise be transferred at any time.
(3)	The Mountain Industrial Portfolio Junior Notes will be generally subordinate in right of payment to the Mountain Industrial Portfolio Senior Notes.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

35

Industrial – Various Various Various, Various	Collateral Asset Summary – Loan No. 1 Mountain Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$67,500,000 49.8% 1.93x 10.6%

The Properties. The Mountain Industrial Portfolio Properties are comprised of 90 industrial properties located across 27 states with primary concentrations in Georgia (11.4% of underwritten net operating income (“UW NOI”); 11.5% NRA (as defined below)), Ohio (10.1% UW NOI; 9.6% NRA), and Texas (9.2% UW NOI; 6.9% NRA). The Mountain Industrial Portfolio Properties are located across 57 markets with the largest concentrations by UW NOI in Indianapolis (3 properties, 7.6% UW NOI), Columbus (3 properties, 5.6% UW NOI) and Charlotte (3 properties, 4.9% UW NOI). The Mountain Industrial Portfolio is granular, with no single Property comprising more than 4.4% of UW NOI and the top five Properties by UW NOI comprising just 19.1% of UW NOI.

The Mountain Industrial Portfolio Properties include 84 institutional-quality warehouse/distribution properties, five manufacturing/distribution properties, and one storage/warehouse property. The Mountain Industrial Portfolio Properties total 19,189,611 SF of net rentable area (“NRA”), with a limited office component comprising just 5.2% of NRA.

The Mountain Industrial Portfolio Properties are largely recent-vintage product, with a weighted average vintage of 2012 and 50 Properties, representing 74.3% of NRA and 79.9% of UW NOI, having been constructed after 2010. The Mountain Industrial Portfolio Properties benefit from modern specifications, with a weighted average clear height of 30’ and 81.6% of NRA in buildings offering 26’+ clear heights.

Investment grade tenants account for 84.9% of underwritten base rent, and 10 of the top 20 tenants by underwritten base rent are investment grade-rated, including Federal Express Corporation (57.2% of underwritten base rent), Amazon.com Services, LLC (7.8% of underwritten base rent), Home Depot U.S.A., Inc. (3.9% of underwritten base rent) and Shaw Industries, Inc. (2.9% of Underwritten base rent).

All of the Mountain Industrial Portfolio Properties which are leased are 100% leased to a single tenant, other than the 5703 Mitchell Avenue Property, which has only one tenant but is 33.1% leased. Four of the Properties are not leased or are leased to a tenant which is dark.

The following table presents a summary of the top 20 Mountain Industrial Portfolio Properties by net operating income:

Portfolio Summary(1)
Property Name	Market, State	NRA	% of NRA	Occ.	Year Built	WALT(2)	Clear Height	UW Base Rent PSF	% of UW NOI
3150 Highway 42	Atlanta, GA	657,518	3.4%	100.0%	2020	14.6	30'	$7.74	4.4%
584 US Highway 130	Trenton, NJ	347,145	1.8%	100.0%	2017	6.1	31'	15.35	4.1%
1151 South Graham Road	Indianapolis, IN	615,284	3.2%	100.0%	2019	8.3	36'	8.01	4.0%
8341 Industrial Parkway	Columbus, OH	500,268	2.6%	100.0%	2020	9.4	31'	9.01	3.6%
590 Northport Parkway	Savannah, GA	831,764	4.3%	100.0%	2017	1.4	36'	4.54	3.0%
650 Braselton Parkway	Jefferson, GA	373,750	1.9%	100.0%	2018	6.8	32'	10.17	2.9%
5005 Samuell Blvd.	Dallas-Fort Worth, TX	351,874	1.8%	100.0%	2016	11.1	31'	9.85	2.8%
635 Community Drive	Burlington, VT	143,979	0.8%	100.0%	2021	10.1	32'	22.45	2.5%
482 Chaney Avenue	Indianapolis, IN	671,354	3.5%	100.0%	2014	4.2	32'	4.44	2.3%
6538 & 6526 Judge Adams Road	Greensboro, NC	286,281	1.5%	100.0%	2019	9.0	32'	10.48	2.3%
22525 West 167th Street	Kansas City, KS	313,763	1.6%	100.0%	2016	10.1	31'	8.84	2.1%
5000 North Ridge Trail	Lakeland, FL	310,922	1.6%	100.0%	2016	5.0	31'	8.54	2.0%
1601 Brown Road	Detroit, MI	245,633	1.3%	100.0%	2006	5.5	30'	10.42	2.0%
4350 Fortune Ave NW	Charlotte, NC	354,482	1.8%	100.0%	2016	6.1	32'	7.16	1.9%
9780 Mopar Drive	Akron, OH	368,060	1.9%	100.0%	2011	1.5	32'	6.19	1.8%
1509 Leestown Road	Frankfort, KY	599,840	3.1%	100.0%	2014	3.7	32'	3.91	1.8%
3779 Lake Shore Road	Buffalo, NY	338,584	1.8%	100.0%	2016	4.9	31'	6.98	1.8%
4555 West Highway 146	Louisville, KY	558,600	2.9%	100.0%	2014	7.5	36'	4.07	1.7%
4690 Global Avenue NW	Charlotte, NC	330,717	1.7%	100.0%	2015	4.2	30'	6.85	1.7%
6735 Trippel Road	Mobile, AL	362,942	1.9%	100.0%	2017	2.6	36'	5.98	1.7%
Total / Wtd. Avg. Top 20		8,562,760	44.6%	100.0%	2016	6.4	33'	$7.51	50.7%
Total / Wtd. Avg. Other		10,626,851	55.4%	93.3%	2008	4.2	29'	6.63	49.3%
Total / Wtd. Avg.		19,189,611	100.0%	96.3%	2012	5.3	30'	$7.04	100.0%
(1)	Based on the underwritten rent rolls dated as of either March 1, 2026 or May 11, 2026, depending on the property.
(2)	Weighted based on occupied SF.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

36

Industrial – Various Various Various, Various	Collateral Asset Summary – Loan No. 1 Mountain Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$67,500,000 49.8% 1.93x 10.6%

Major Tenants.

Federal Express Corporation (9,049,211 SF; 47.2% of NRA; 57.2% of underwritten base rent inclusive of contractual rent steps through February 2027 (“UW Rent”)): Founded in 1971, Federal Express Corporation is a publicly traded global transportation and logistics company operating under the FedEx brand. It provides customers and businesses worldwide with a broad portfolio of transportation, e-commerce, and business services, delivered through a highly integrated global network. Federal Express Corporation leases 45 Properties, with its earliest lease having started in February 2022. The Federal Express Corporation leases expire between March 2027 and June 2037, have no termination options, and have various extension options, including 1 x 3 years, 1 x 5 years, 2 x 3 years and 2 x 5 years. Federal Express Corporation’s headquarters is located in Memphis, Tennessee.

Amazon.com Services, LLC (1,399,006 SF; 7.3% of NRA; 7.8% of UW Rent): Amazon.com Services, LLC is a United States-based limited liability company and a wholly owned subsidiary of Amazon.com, Inc. It is the primary legal entity through which Amazon.com, Inc. delivers a wide range of consumer-facing and business services on Amazon.com, including website functionality, marketplace operations, digital services, and customer account services. Amazon.com Services, LLC leases four Properties, with each of its leases starting in February 2022. The Amazon.com Services, LLC leases expire between November 2028 and August 2034, have no termination options and have various extension options including 2 x 5 years, 3 x 5 years and 5 x 5 years. The company’s global headquarters is located in Seattle, Washington.

Home Depot U.S.A., Inc (657,518 SF; 3.4% of NRA; 3.9% of UW Rent): Founded in 1978, Home Depot U.S.A., Inc. is part of The Home Depot, a large home improvement specialty retailer. The company operates retail stores and supply chain facilities focused on serving homeowners, professional contractors, and businesses with products and services related to home improvement, construction, and maintenance. Home Depot U.S.A., Inc’s lease began in February 2022 and expires in November 2040 with four, five-year renewal options and no termination options. The company’s headquarters is located in Atlanta, Georgia.

The following table presents certain information relating to the top 10 tenants by annual UW Rent at the Mountain Industrial Portfolio Properties:

Tenant Summary(1)
Tenant Name	Credit Rating (Fitch/Moody's/ S&P)(2)	Tenant SF	% of Total SF	Annual UW Rent(3)	% of Total Annual UW Rent(3)	Annual UW Rent PSF(3)	Lease Expiration	Term. Option (Y/N)	Renewal Options
Federal Express Corporation	NR/Baa2/BBB	9,049,211	47.2%	$74,460,309	57.2%	$8.23	Various(4)	N	Various(4)
Amazon.com Services, LLC	AA-/A1/AA	1,399,006	7.3%	$10,163,266	7.8%	$7.26	Various(5)	N	Various(5)
Home Depot U.S.A., Inc.	A/A2/A	657,518	3.4%	$5,089,189	3.9%	$7.74	11/30/2040	N	4 x 5 years
Shaw Industries, Inc.(6)	A+/Aa2/AA	831,764	4.3%	$3,776,209	2.9%	$4.54	9/30/2027	N	2 x 5 years
ULTA Beauty Distribution, LLC	NR/NR/NR	671,354	3.5%	$2,980,812	2.3%	$4.44	7/31/2030	N	3 x 5 years
Jim Beam Brands Co.	NR/Baa1/BBB+	599,840	3.1%	$2,345,374	1.8%	$3.91	1/31/2030	N	5 x 5 years
DSV Solutions, LLC	NR/A3/A-	368,060	1.9%	$2,278,291	1.8%	$6.19	10/31/2027	N	2 x 5 years
Winland Foods, Inc.(7)	NR/NR/NR	558,600	2.9%	$2,273,502	1.7%	$4.07	10/31/2033	N	3 x 5 years
Toyota Tsusho America, Inc.	NR/A3/A	350,418	1.8%	$1,766,107	1.4%	$5.04	6/30/2029	N	4 x 5 years
Autoneum North America, Inc.	NR/NR/NR	315,560	1.6%	$1,751,358	1.3%	$5.55	4/30/2032	N	2 x 5 years
Subtotal/Wtd. Avg.		14,801,331	77.1%	$106,884,417	82.2%	$7.22
Remaining Occupied		3,680,714	19.2%	$23,220,561	17.8%	$6.31
Occupied Total / Wtd. Avg.		18,482,045	96.3%	$130,104,978	100.0%	$7.04
Vacant Space		707,566	3.7%
Total		19,189,611	100.0%
(1)	Based on the underwritten rent rolls dated either March 1, 2026 or May 11, 2026, depending on the property.
(2)	Credit ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Annual UW Rent, Annual UW Rent PSF and % of Total Annual UW Rent are inclusive of contractual rent steps underwritten through March 2027.
(4)	Federal Express Corporation leases expire between March 2027 and June 2037. Federal Express Corporation has leases with various extension options, including 1 x 3 years, 1 x 5 years, 2 x 3 years and 2 x 5 years.
(5)	Amazon.com Services, LLC leases expire between November 2028 and August 2034. Amazon.com Services, LLC has leases with various extension options including 2 x 5 years, 3 x 5 years and 5 x 5 years.
(6)	Shaw Industries, Inc. has free rent of $825,067, which was reserved for at origination.
(7)	Winland Foods, Inc. subleases approximately 117,000 SF to Treehouse Private Brands, Inc.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

37

Industrial – Various Various Various, Various	Collateral Asset Summary – Loan No. 1 Mountain Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$67,500,000 49.8% 1.93x 10.6%

The following table presents certain information with respect to the lease rollover at the Mountain Industrial Portfolio Properties:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	Cumulative % of UW Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
MTM & 2026	280,019	1.5%	1.5%	$1,534,504	1.2%	1.2%	$5.48	1
2027	2,600,070	13.5%	15.0%	$14,066,421	10.8%	12.0%	$5.41	13
2028	1,597,547	8.3%	23.3%	$11,341,608	8.7%	20.7%	$7.10	12
2029	1,924,776	10.0%	33.4%	$11,301,147	8.7%	29.4%	$5.87	10
2030	2,836,121	14.8%	48.1%	$16,925,802	13.0%	42.4%	$5.97	12
2031	2,030,385	10.6%	58.7%	$16,634,755	12.8%	55.2%	$8.19	13
2032	1,993,387	10.4%	69.1%	$16,093,501	12.4%	67.6%	$8.07	9
2033	1,367,452	7.1%	76.2%	$8,898,538	6.8%	74.4%	$6.51	5
2034	849,944	4.4%	80.7%	$6,143,964	4.7%	79.1%	$7.23	2
2035	985,278	5.1%	85.8%	$8,890,793	6.8%	86.0%	$9.02	3
2036	1,007,674	5.3%	91.1%	$9,718,797	7.5%	93.4%	$9.64	4
2037 & Thereafter	1,009,392	5.3%	96.3%	$8,555,148	6.6%	100.0%	$8.48	2
Vacant	707,566	3.7%	100.0%	NAP	NAP	NAP	NAP	NAP
Total	19,189,611	100.0%		$130,104,978	100.0%		$7.04	86
(1)	Based on the underwritten rent rolls dated as of either March 1, 2026 or May 11, 2026, depending on the property, and inclusive of contractual rent steps underwritten through March 2027.
(2)	Certain tenants may have lease termination options that are not taken into account in the Lease Rollover Schedule.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

38

Industrial – Various Various Various, Various	Collateral Asset Summary – Loan No. 1 Mountain Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$67,500,000 49.8% 1.93x 10.6%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Mountain Industrial Portfolio Properties:

Cash Flow Analysis
	2022 (10 Months)	2023	2024	9/30/2025 TTM	UW	U/W Per SF
Gross Potential Rent	$104,027,173	$124,938,188	$127,609,086	$129,207,999	$133,088,511	$6.94
Rent Steps(1)	0	0	0	0	1,925,769	$0.10
Expense Recoveries	17,528,793	24,921,462	24,622,268	24,515,984	30,669,025	$1.60
Gross Rent	$121,555,966	$149,859,650	$152,231,354	$153,723,982	$165,683,305	$8.63
(Vacancy/Credit Loss/Concessions)	0	0	0	0	(5,432,032)	($0.28)
Net Rental Income	$121,555,966	$149,859,650	$152,231,354	$153,723,982	$160,251,272	$8.35
Straight-line Rent	0	0	0	0	1,510,184	$0.08
Other Income	$57,789	$43,300	$654,559	$47,256	$0	$0.00
Effective Gross Income	$121,613,755	$149,902,950	$152,885,913	$153,771,238	$161,761,456	$8.43

Real Estate Taxes(2)	$14,608,156	$20,420,511	$19,926,115	$19,975,521	$26,256,056	$1.37
Insurance	1,454,718	2,219,507	2,649,417	2,475,496	2,941,326	$0.15
Other Operating Expenses	7,337,615	9,707,308	10,153,457	9,134,017	8,996,744	$0.47
Total Operating Expenses	$23,400,489	$32,347,325	$32,728,989	$31,585,033	$38,194,125	$1.99

Net Operating Income	$98,213,266	$117,555,625	$120,156,924	$122,186,205	$123,567,331	$6.44
Capital Reserves	$0	$0	$0	$0	$1,918,961	$0.10
TI/LC	0	0	0	0	4,797,403	$0.25
Net Cash Flow	$98,213,266	$117,555,625	$120,156,924	$122,186,205	$116,850,967	$6.09

Occupancy (%)	98.6%	98.9%	99.0%	96.3%(3)	96.3%(4)
NCF DSCR(5)	1.63x	1.95x	1.99x	2.02x	1.93x
NOI Debt Yield(5)	8.4%	10.1%	10.3%	10.4%	10.6%
(1)	UW Rent Steps taken through March 2027.
(2)	Six of the 10 Properties that are subject to payment in lieu of taxes agreements or other tax abatements have been underwritten to abated taxes, which total approximately $2.1 million. Unabated taxes for these six Properties are estimated to total approximately $2.5 million.
(3)	Represents most recent occupancy based on the underwritten rent rolls dated as of either March 1, 2026 or May 11, 2026, depending on the property.
(4)	Represents UW economic occupancy.
(5)	Based on the Mountain Industrial Portfolio Senior Loan. Including the Mountain Industrial Portfolio Junior Notes, UW NCF DSCR is 1.25x and UW NOI Debt Yield is 7.6%.

Appraisals. According to the appraisals, the Mountain Industrial Portfolio Properties had a portfolio appraised value of $2,350,000,000 as of February 11, 2026, which is inclusive of an approximately 9.2% portfolio premium and reflects the “as-is” value of the Properties as a whole if sold in their entirety to a single buyer. Based on the aggregate “as-is” appraised values of the individual Properties (exclusive of the portfolio premium) of $2,152,070,000, the Cut-off Date LTV Ratio and Maturity Date LTV Ratio are each 54.3% for the Mountain Industrial Portfolio Senior Loan and 75.3% for the Mountain Industrial Portfolio Whole Loan.

Mountain Industrial Portfolio Appraised Value(1)
Property	Value	Capitalization Rate
As-Portfolio	$2,350,000,000	5.28%
Aggregate As-Is	$2,152,070,000	5.78%
(1)	Source: Appraisals.

Environmental Matters. According to the Phase I environmental reports dated between February 18, 2026 and February 20, 2026, certain of the Properties have one or more recognized environmental conditions or controlled recognized environmental conditions for which remediation has previously occurred or for which ongoing remediation or other risk mitigation, including environmental insurance, is required. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

39

Industrial – Various Various Various, Various	Collateral Asset Summary – Loan No. 1 Mountain Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$67,500,000 49.8% 1.93x 10.6%

The Market. The Mountain Industrial Portfolio Properties are located across 57 different markets, with the largest concentrations (based on UW NOI) in Indianapolis, Indiana (7.6% of UW NOI), Columbus, Ohio (5.6% of UW NOI) and Charlotte, North Carolina (4.9% of UW NOI). The top 25 markets (by UW NOI) comprise 74.5% of portfolio NRA and 77.1% of UW NOI.

The following table presents recent market data with respect to the Mountain Industrial Portfolio Properties:

Mountain Industrial Portfolio Market Summary(1)
Market, State	Property Count	NRA	% of Portfolio SF	Leased	Year Built	Avg. Size	WALT (Years)(2)	Clear Height	UW Base Rent PSF(2)	% of UW NOI
Indianapolis, Indiana	3	1,614,460	8.4%	100.0%	2016	538,153	5.2	33'	$5.96	7.6%
Columbus, Ohio	3	951,735	5.0%	100.0%	2019	317,245	5.9	33'	$7.47	5.6%
Charlotte, North Carolina	3	862,138	4.5%	100.0%	2014	287,379	4.6	30'	$7.42	4.9%
Kansas City, Kansas	5	1,028,166	5.4%	90.6%	2010	205,633	5.3	29'	$6.49	4.4%
Savannah, Georgia	2	958,284	5.0%	100.0%	2017	479,142	1.5	35'	$5.82	4.4%
Dallas-Fort Worth, Texas	2	536,191	2.8%	100.0%	2013	268,096	8.3	31'	$9.73	4.2%
Atlanta, Georgia	2	875,638	4.6%	75.1%	2016	437,819	14.6	30'	$7.74	4.2%
Trenton, New Jersey	1	347,145	1.8%	100.0%	2017	347,145	6.1	31'	$15.35	4.1%
Detroit, Michigan	3	490,234	2.6%	100.0%	2002	163,411	4.4	29'	$8.41	3.2%
Akron, Ohio	2	587,825	3.1%	100.0%	2013	293,913	1.4	32'	$6.56	3.0%
Jefferson, Georgia	1	373,750	1.9%	100.0%	2018	373,750	6.8	32'	$10.17	2.9%
Burlington, Vermont	1	143,979	0.8%	100.0%	2021	143,979	10.1	32'	$22.45	2.5%
Buffalo, New York	2	443,657	2.3%	100.0%	2012	221,829	4.4	29'	$7.03	2.4%
Chicago, Illinois	4	380,230	2.0%	100.0%	2000	95,058	4.8	27'	$8.27	2.4%
Oklahoma City, Oklahoma	2	420,780	2.2%	100.0%	2018	210,390	6.3	35'	$7.28	2.4%
Greensboro, North Carolina	1	286,281	1.5%	100.0%	2019	286,281	9.0	32'	$10.48	2.3%
Lakeland, Florida	2	343,027	1.8%	100.0%	2014	171,514	4.6	30'	$8.19	2.1%
Tampa, Florida	3	335,781	1.7%	100.0%	1998	111,927	3.4	25'	$8.17	2.1%
Memphis, Tennessee	2	684,560	3.6%	100.0%	2001	342,280	4.8	29'	$3.81	2.0%
Houston, Texas	2	272,471	1.4%	100.0%	2010	136,236	3.4	25'	$9.06	1.9%
Frankfort, Kentucky	1	599,840	3.1%	100.0%	2014	599,840	3.7	32'	$3.91	1.8%
Louisville, Kentucky	1	558,600	2.9%	100.0%	2014	558,600	7.5	36'	$4.07	1.7%
Mobile, Alabama	1	362,942	1.9%	100.0%	2017	362,942	2.6	36'	$5.98	1.7%
Saint Louis, Illinois	3	485,664	2.5%	79.0%	2004	161,888	6.9	29'	$6.03	1.7%
Grand Rapids, Michigan	1	343,483	1.8%	100.0%	2016	343,483	5.7	30'	$6.20	1.6%
Total / Wtd. Avg. Top 25	53	14,286,861	74.5%	97.1%	2013	269,563	5.4	31'	$7.18	77.1%
Total / Wtd. Avg. Other	37	4,902,750	25.5%	94.1%	2009	132,507	4.7	28'	$6.62	22.9%
Total / Wtd. Avg.	90	19,189,611	100.0%	96.3%	2012	213,218	5.3	30'	$7.04	100.0%
(1)	Based on the underwritten rent rolls dated as of either March 1, 2026 or May 11,2026, depending on the property.
(2)	Weighted based on occupied SF.

The Borrowers and the Borrower Sponsor. The borrowers are 65 special-purpose bankruptcy-remote Delaware limited liability companies, indirectly majority owned and controlled by Industrial Logistics Properties Trust (“ILPT”), a Maryland real estate investment trust, which acts as borrower sponsor and the non-recourse carveout guarantor. Each borrower has at least one independent director in its organizational structure. Legal counsel to the borrowers is expected to deliver a non-consolidation opinion in connection with the origination of the Mountain Industrial Portfolio Whole Loan.

ILPT is a real estate investment trust focused on owning and leasing industrial and logistics properties. As of March 31, 2026, ILPT owned 409 industrial and logistics properties totaling approximately 59.6 million rentable SF, which were 94.6% leased to approximately 300 unique tenants with a weighted average remaining lease term of 7.4 years.

Property Management. The Mountain Industrial Portfolio Properties are managed by The RMR Group LLC, a third party property management company.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

40

Industrial – Various Various Various, Various	Collateral Asset Summary – Loan No. 1 Mountain Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$67,500,000 49.8% 1.93x 10.6%

Initial and Ongoing Reserves.

Real Estate Taxes – During a Trigger Period (as defined below), the Mountain Industrial Portfolio Whole Loan documents require an ongoing monthly deposit into a tax reserve equal to 1/12th of the tax amount that the lender reasonably estimates will be payable during the next ensuing 12 months (excluding any taxes paid by tenants in accordance with the Mountain Industrial Portfolio Whole Loan documents).

Insurance – During a Trigger Period, if the insurance covering the Mountain Industrial Portfolio Properties does not constitute an approved blanket policy, the Mountain Industrial Portfolio Whole Loan documents require an ongoing monthly deposit in an amount equal to 1/12th of the estimated annual insurance premiums (excluding any insurance premiums paid by tenants in accordance with the Mountain Industrial Portfolio Whole Loan documents). At origination of the Mountain Industrial Portfolio Whole Loan, an acceptable blanket policy was in place.

Replacements Reserve – During a Trigger Period, the Mountain Industrial Portfolio Whole Loan documents require an ongoing monthly deposit, in an amount equal to approximately $319,827 for replacement reserves (equal to approximately $0.20 PSF annually).

Leasing Reserve – During a Trigger Period, the Mountain Industrial Portfolio Whole Loan documents require an ongoing monthly deposit, in an amount equal to approximately $239,870 for tenant improvements and leasing commissions (equal to approximately $0.15 PSF annually).

Unfunded Obligations Reserve – The Mountain Industrial Portfolio Whole Loan documents require an upfront deposit of $3,530,579 for tenant improvement allowances, landlord work, leasing commissions and rent concessions outstanding as of the origination date.

Ground Lease Reserve – During a Trigger Period, the Mountain Industrial Portfolio Whole Loan documents require an ongoing monthly deposit in an amount equal to 1/12th of the rents due under each Ground Lease (as defined below) during the next ensuing 12 months and at least 30 days prior to the respective due dates.

Lockbox / Cash Management. The Mountain Industrial Portfolio Whole Loan is structured with a hard lockbox and springing cash management. The borrowers are required to cause all rents to be transmitted directly by the tenants at the Mountain Industrial Portfolio Properties into a lender-controlled lockbox account. In addition, the borrowers are required to cause all rents received by the borrowers or the property manager, as applicable, to be immediately deposited into such lockbox account upon receipt. All amounts in the lockbox account are remitted on a daily basis to the borrowers at any time other than during the continuance of a Trigger Period (as defined below). Upon the occurrence and during the continuance of a Trigger Period, all amounts are required to be remitted to a lender-controlled cash management account on a daily basis to be applied and disbursed in accordance with the Mountain Industrial Portfolio Whole Loan documents. During the continuance of a Trigger Period, all available cash remaining after the required applications and disbursements is required to be held in a lender-controlled subaccount.

A “Trigger Period” will commence upon the earlier of the following:

(i)	an event of default; or
(ii)	the net operating income debt service coverage ratio (“DSCR”) falling below 1.15x for two consecutive calendar quarters;

A Trigger Period will end upon the occurrence of the following:

●	with respect to clause (i) above, the cure or waiver of such event of default; or
●	with respect to clause (ii) above, the date that (a) the DSCR, as calculated in accordance with the Mountain Industrial Portfolio Whole Loan documents, is equal to or greater than 1.15x for two consecutive calendar quarters, (b) the borrowers prepay the Mountain Industrial Portfolio Whole Loan in an amount sufficient such that the DSCR is at least 1.15x, or (c) the borrowers deliver to the lender cash or a letter of credit, in each case in an amount which, if applied to the outstanding principal balance of the Mountain Industrial Portfolio Whole Loan, would be sufficient such that the DSCR is at least 1.15x.

Current Mezzanine or Secured Subordinate Indebtedness. The Mountain Industrial Portfolio Whole Loan also includes the Mountain Industrial Portfolio Junior Notes. The Mountain Industrial Portfolio Junior Notes bear interest at the weighted average interest rate of 7.291555666% per annum. Payments on the Mountain Industrial Portfolio Junior Notes are generally subordinate to payments on the Mountain Industrial Portfolio Senior Notes. See “Description of the Mortgage Pool—The Whole Loans—The Mountain Industrial Portfolio Pari Passu-AB Whole Loan” in the Preliminary Prospectus.

Mountain Industrial Portfolio Total Debt Summary
Loan	Original Balance	Interest Rate	Original Term (mos.)	Original Amort. Term (mos.)	Original IO Term (mos.)	Cumulative UW NCF DSCR	Cumulative UW NOI Debt Yield	Cumulative Cut-off Date LTV Ratio
Mountain Industrial Portfolio Senior Loan	$1,169,400,000	5.096767533%	60	0	60	1.93x	10.6%	49.8%
Mountain Industrial Portfolio Junior Notes	$450,600,000	7.291555666%	60	0	60	1.25x	7.6%	68.9%
Total/Wtd. Avg.	$1,620,000,000	5.707243788%

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

41

Industrial – Various Various Various, Various	Collateral Asset Summary – Loan No. 1 Mountain Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$67,500,000 49.8% 1.93x 10.6%

Release of Collateral. The borrowers have the right, on or after the May 11, 2028 payment date, to obtain the release of any of the Properties upon prepayment of a release amount equal to the lesser of (a) the outstanding principal amount of the Mountain Industrial Portfolio Whole Loan and (b) an amount equal to the allocated loan amount for such Property multiplied by (1) one hundred five percent (105%) until such time that the outstanding principal balance of the Mountain Industrial Portfolio Whole Loan has been reduced to $1,134,000,000 and (2) thereafter, one hundred ten percent (110%) together with, if prior to the open prepayment period, a prepayment fee (the “Release Prepayment Fee”) equal to the greater of (x) 1.00% of the amount prepaid and (y) a yield maintenance premium , and satisfaction of certain conditions, including among others (i) the debt yield after giving effect to the release is not less than the greater of 7.55% and the debt yield immediately preceding the release and (ii) satisfaction of REMIC related conditions. If the debt yield requirement above is not satisfied, the borrowers may satisfy such requirement by (1) prepaying the Mountain Industrial Portfolio Whole Loan in an amount sufficient to satisfy such debt yield requirement or (2) depositing cash collateral or a letter of credit with the lender in an amount sufficient to satisfy such debt yield requirement. In addition, even if the debt yield requirement is not satisfied, so long as the release is in connection with an arm’s -length third party transfer, the borrowers may nevertheless obtain the release of the related Property upon payment of an amount equal to the greater of (I) the applicable release amount and (if prior to the open period) the Release Prepayment Fee and (II) the lesser of (x) 100% of the net sales proceeds of the released property and (y) an amount necessary to, after giving effect to such release, satisfy the debt yield requirement, together with (if prior to the open period) the Release Prepayment Fee.

In addition, the borrowers have the right on or after the May 11, 2028 payment date to obtain the release of any of the related Properties in order to cure a default related to such Property or an event of default, in each case as to which the lender has delivered notice but only if (i)(I) prior to releasing such Property, the borrowers use commercially reasonable efforts to cure such default or event of default (which efforts will not require any capital contributions to be made to the borrowers or include any obligations of such borrowers or the non-recourse carveout guarantor to use any operating income or rents from any Property other than the Property that is the subject of the default or event of default to effectuate such cure) or (II) such event of default related to an environmental condition at any Property and (ii) such default or event of default was not caused by the borrowers or an affiliate of the borrowers in bad faith to circumvent the release requirements in the Mountain Industrial Portfolio Whole Loan. In connection with any such release the borrowers are required to satisfy the release conditions described in the prior paragraph, except that the borrowers will not be required to satisfy the debt yield requirements described in such paragraph.

Ground Leases. The Mountain Industrial Portfolio Property known as the 7569 Golf Course Boulevard property located in Punta Gorda, Florida (0.2% of the allocated loan amount) is ground leased by the related borrower (the “Punta Gorda Ground Lease”). The initial term of the Punta Gorda Ground Lease commenced on June 28, 2007 and will expire on June 30, 2037. The term of the Punta Gorda Ground Lease may be extended for three additional 10-year periods. The current base rent payable under the Punta Gorda Ground Lease is approximately $67,466 per annum and will be in effect until June 30, 2027 and is subject to escalations during the remainder of the initial term and for subsequent renewal terms.

The Mountain Industrial Portfolio Property known as the 246 Glasson Drive property located in Corpus Christi, Texas (0.3% of the allocated loan amount) is ground leased by the related borrower (the “Corpus Christi Ground Lease,” and together with the Punta Gorda Ground Lease, the “Ground Leases”). The initial term of the Corpus Christi Ground Lease commenced on December 12, 2010 and will expire on December 11, 2040. The term of the Corpus Christi Ground Lease may be extended for two additional 10-year periods. The current base rent payable under the Corpus Christi Ground Lease is approximately $34,022 per annum and will be in effect until August 31, 2026 and is subject to escalations during the remainder of the initial term and for subsequent renewal terms.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

42

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 2 Compass Storage National Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 65.4% 1.52x 9.1%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

43

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 2 Compass Storage National Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 65.4% 1.52x 9.1%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

44

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 2 Compass Storage National Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 65.4% 1.52x 9.1%
Mortgage Loan Information		Properties Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose(1):	Refinance / Acquisition	Properties Type – Subtype:	Self Storage - Self Storage
Borrower Sponsor(s):	Amsdell Group, LLC	Collateral:	Fee
Borrower(s)(2):	Various	Location(5):	Various, Various
Original Balance(3):	$65,000,000	Year Built / Renovated(5):	Various / Various
Cut-off Date Balance(3):	$65,000,000	Property Management:	Compass Self Storage, LLC
% by Initial UPB:	8.7%	Size:	1,111,354 SF
Interest Rate:	5.85000%	Appraised Value / Per SF:	$180,610,000 / $163
Note Date:	February 12, 2026	Appraisal Date:	Various
Original Term:	60 months	Occupancy(6):	83.5% (as of various dates)
Amortization:	Interest Only	UW Economic Occupancy:	86.3%
Original Amortization:	NAP	Underwritten NOI:	$10,802,509
Interest Only Period:	60 months	Underwritten NCF:	$10,671,896
First Payment Date:	April 6, 2026
Maturity Date:	March 6, 2031	Historical NOI
Additional Debt Type(3):	Pari Passu	Most Recent NOI(7):	$10,753,973 (TTM Various)
Additional Debt Balance(3):	$53,200,000	2024 NOI(8):	$11,126,186
Call Protection:	L(26),D(27),O(7)	2023 NOI(8):	$10,083,992
Lockbox / Cash Management:	Springing / Springing	2022 NOI:	NAV

Reserves(4)				Financial Information(3)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$106
Taxes:	$148,430	$74,215	NAP	Maturity Date Loan / SF:	$106
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	65.4%
Replacement Reserves:	$0	$10,884	$391,840	Maturity Date LTV:	65.4%
Deferred Maintenance:	$83,192	$0	NAP	UW NOI DY:	9.1%
				UW NCF DSCR:	1.52x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(3)	$118,200,000	86.1%	Purchase Price(1)	$103,833,250	75.6%
Borrower Sponsor Equity	19,158,925	13.9	Loan Payoff(1)	32,042,051	23.3
			Closing Costs	1,252,002	0.9
			Upfront Reserves	231,622	0.2
Total Sources	$137,358,925	100.0%	Total Uses	$137,358,925	100.0%
(1)	Loan proceeds were used to acquire eight properties between December 2025 and January 2026 and to refinance seven properties in February 2026.
(2)	See “The Borrowers and the Borrower Sponsor” below.
(3)	The Compass Storage National Portfolio Mortgage Loan (as defined below) is part of the Compass Storage National Portfolio Whole Loan (as defined below), which is comprised of four pari passu promissory notes with an aggregate original principal balance of $118,200,000. Financial Information presented above is based on the Compass Storage National Portfolio Whole Loan.
(4)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(5)	See “Portfolio Summary” below.
(6)	Occupancy dates are as of the underwritten rent rolls dated between November 30, 2025 and January 15, 2026.
(7)	Most Recent NOI represents the rolled up NOI as of various trailing twelve month periods ending between September 30, 2025 and December 31, 2025.
(8)	2023 NOI excludes NOI attributable to the Carolina Forest and Warrensville Heights properties, as financials were not available due to their recent acquisitions. In addition, 2023 NOI includes T-7 annualized NOIs for the Liberty and New Hampton properties and T-6 annualized NOI for the Middletown property because these properties were acquisitions and the related sellers only provided partial year financials for 2023. The increase from 2023 NOI to 2024 NOI is primarily attributable to including financials for the Carolina Forest and Warrensville Heights properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

45

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 2 Compass Storage National Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 65.4% 1.52x 9.1%

The Loan. The second largest mortgage loan (the “Compass Storage National Portfolio Mortgage Loan”) is part of a whole loan (the “Compass Storage National Portfolio Whole Loan”) evidenced by four pari passu promissory notes that are secured by the borrowers’ fee interests in 15 self-storage properties, totaling 8,636 units and 1,111,354 square feet, located across Ohio, Indiana, New York, Kentucky, Pennsylvania, South Carolina, and Tennessee (the “Compass Storage National Portfolio Properties”). The Compass Storage National Portfolio Whole Loan was originated on February 12, 2026 by Citi Real Estate Funding Inc. (“CREFI”). The Compass Storage National Portfolio Whole Loan has an initial term of five years, is interest-only for the full term and accrues interest at a fixed rate of 5.85000% per annum on an Actual/360 basis. The scheduled maturity date of the Compass Storage National Portfolio Whole Loan is March 6, 2031. The Compass Storage National Portfolio Mortgage Loan is evidenced by the controlling Note A-1 with an outstanding principal balance of $65,000,000.

The table below identifies the promissory notes that comprise the Compass Storage National Portfolio Whole Loan. The relationship between the holders of the Compass Storage National Portfolio Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Compass Storage National Portfolio Whole Loan will be serviced under the pooling and servicing agreement for the Benchmark 2026-V22 securitization trust. See “The Pooling and Servicing Agreement” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$65,000,000	$65,000,000	Benchmark 2026-V22	Yes
A-2	$20,000,000	$20,000,000	BMO 2026-5C14	No
A-3	$20,000,000	$20,000,000	BBCMS 2026-5C41(1)	No
A-4	$13,200,000	$13,200,000	BBCMS 2026-5C41(1)	No
Whole Loan	$118,200,000	$118,200,000
(1)	The BBCMS 2026-5C41 securitization is expected to close on or about May 21, 2026.

The Properties. The Compass Storage National Portfolio Properties consist of 15 self-storage properties, totaling 8,636 units and 1,111,354 square feet, located across New York, Ohio, Indiana, Kentucky, Pennsylvania, Tennessee and South Carolina. The Compass Storage National Portfolio Properties were built between 1954 and 2024 and have an average facility size of approximately 74,090 square feet. As of the rent rolls dated between November 30, 2025 and January 15, 2026, the Compass Storage National Portfolio Properties were 83.5% occupied with an underwritten weighted average revenue per available square foot (“RevPAF”) of $14.62. The Compass Storage National Portfolio Properties’ unit mix includes 4,808 non-climate controlled storage units, 3,461 climate-controlled units, and 367 other units, and no individual property accounts for more than 10.9% of UW NOI or 12.5% of total net rentable area.

The following table presents certain information relating to the Compass Storage National Portfolio Properties:

Portfolio Summary
Property Name	City, State	Year Built / Renovated(1)	Allocated Whole Loan Amounts ($)	Total SF(2)	Total Occ. %(2)	As-is Appraised Value(1)	UW NOI(2)	% of UW NOI
Liberty	Liberty, NY	2004, 2006, 2020-2024 / NAP	$12,700,000	74,250	87.3%	$20,200,000	$1,170,952	10.8%
New Hampton	New Hampton, NY	1999 / NAP	$12,700,000	76,386	90.2%	$19,700,000	$1,179,583	10.9%
Philadelphia	Philadelphia, PA	1960 / 2016	$10,950,000	112,756	77.9%	$19,300,000	$970,494	9.0%
Shelbyville	Shelbyville, TN	2005 / 2009	$9,300,000	138,959	80.1%	$13,250,000	$931,994	8.6%
Middletown	Middletown, NY	2007 / NAP	$9,250,000	44,335	89.0%	$14,800,000	$804,437	7.4%
Carolina Forest	Myrtle Beach, SC	2019 / NAP	$9,200,000	67,201	94.7%	$13,700,000	$823,054	7.6%
Michigan City	Michigan City, IN	1998 / NAP	$7,400,000	71,175	92.2%	$11,450,000	$663,212	6.1%
Merrillville	Merrillville, IN	2006 / NAP	$7,400,000	86,485	87.9%	$10,610,000	$659,434	6.1%
Cincinnati I	Cincinnati, OH	2001 / NAP	$6,900,000	62,200	76.3%	$9,700,000	$674,642	6.2%
Florence	Florence, KY	1999 / NAP	$6,600,000	64,840	80.2%	$9,500,000	$590,937	5.5%
Warrensville Heights	Warrensville Heights, OH	2013 / NAP	$6,500,000	44,050	89.2%	$9,200,000	$581,341	5.4%
Cincinnati II	Cincinnati, OH	1954, 1971, 1998 / NAP	$5,400,000	66,154	80.1%	$7,800,000	$503,868	4.7%
South Bend	South Bend, IN	1996 / NAP	$4,950,000	81,700	76.2%	$7,700,000	$451,848	4.2%
Hebron	Hebron, KY	1998 / NAP	$4,700,000	51,041	84.5%	$7,300,000	$411,461	3.8%
Hamilton	Hamilton, OH	1999 / NAP	$4,250,000	69,822	75.9%	$6,400,000	$385,250	3.6%
Total			$118,200,000	1,111,354	83.5%	$180,610,000	$10,802,509	100.0%
(1)	Source: Appraisals.
(2)	Based on the underwritten rent rolls dated between November 30, 2025 and January 15, 2026. Total Occ. % presented above is based on Total SF. Occupancy based on self-storage units is 82.2%.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

46

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 2 Compass Storage National Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 65.4% 1.52x 9.1%

The following table presents certain information relating to the unit mix at the Compass Storage National Portfolio Properties:

Compass Storage National Portfolio Properties Unit Mix(1)
Property Name	Available Units	% of Available Units	Available SF	% of Available SF	% of Climate Controlled Self-Storage Units	% of Climate Controlled Self-Storage SF	Current Occupancy(2)	TTM RevPAF(3)
Liberty	604	7.0%	74,250	6.7%	50.7%	46.2%	87.3%	$21.97
New Hampton	618	7.2%	76,386	6.9%	27.2%	28.5%	90.2%	$20.55
Philadelphia	1163	13.5%	112,756	10.1%	89.5%	77.7%	77.9%	$15.02
Shelbyville	922	10.7%	138,959	12.5%	14.8%	5.2%	80.1%	$9.29
Middletown	453	5.2%	44,335	4.0%	42.6%	33.8%	89.0%	$25.12
Carolina Forest	608	7.0%	67,201	6.0%	100.0%	100.0%	94.7%	$18.46
Michigan City	554	6.4%	71,175	6.4%	29.4%	20.1%	92.2%	$13.68
Merrillville	597	6.9%	86,485	7.8%	34.5%	22.7%	87.9%	$12.00
Cincinnati I	454	5.3%	62,200	5.6%	11.9%	12.9%	76.3%	$16.04
Florence	467	5.4%	64,840	5.8%	18.2%	13.1%	80.2%	$13.19
Warrensville Heights	410	4.7%	44,050	4.0%	100.0%	100.0%	89.2%	$24.37
Cincinnati II	440	5.1%	66,154	6.0%	5.2%	0.9%	80.1%	$11.35
South Bend	567	6.6%	81,700	7.4%	12.0%	9.0%	76.2%	$9.30
Hebron	349	4.0%	51,041	4.6%	0.0%	0.0%	84.5%	$12.22
Hamilton	430	5.0%	69,822	6.3%	0.0%	0.0%	75.9%	$9.05
Total	8,636	100.0%	1,111,354	100.0%	40.1%	30.2%	83.5%	$14.62
(1)	Based on the underwritten rent rolls dated between November 30, 2025 and January 15, 2026.
(2)	Current Occupancy presented above is based on total SF. Current Occupancy for the Compass Storage National Portfolio based on self-storage units is 82.2%.
(3)	TTM RevPAF is as of various trailing twelve month periods ending between September 30, 2025 and December 31, 2025.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

47

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 2 Compass Storage National Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 65.4% 1.52x 9.1%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Compass Storage National Portfolio Properties:

Cash Flow Analysis(1)
	2023(2)	2024(2)	TTM(3)	UW	UW Per SF
Storage Rental Income	$14,491,953	$16,616,467	$16,293,407	$15,680,754	$14.11
Discounts	(366,268)	(483,821)	(425,692)	(409,216)	($0.37)
Credit Loss	(296,077)	(290,177)	(290,348)	(281,560)	($0.25)
Net Rental Income	$13,829,607	$15,842,468	$15,577,366	$14,989,979	$13.49
Vacancy Gross Up	$0	$0	$0	$2,741,112	$2.47
Gross Potential Rent	$13,829,607	$15,842,468	$15,577,366	$17,731,091	$15.95
Vacancy	($228,760)	($273,506)	($277,928)	($2,431,652)	($2.19)
Insurance Revenue	191,595	224,454	231,785	231,785	$0.21
Merchandise	57,649	61,095	57,335	57,335	$0.05
Other Income(4)	660,285	637,584	654,772	654,772	$0.59
Effective Gross Income	$14,510,376	$16,492,095	$16,243,331	$16,243,331	$14.62

Management Fee	$680,140	$804,874	$795,234	$705,168	$0.63
Real Estate Taxes	873,166	1,106,166	1,100,398	1,284,080	$1.16
Insurance	160,761	237,988	260,162	213,841	$0.19
Payroll	1,221,907	1,350,604	1,416,039	1,320,209	$1.19
General & Administrative	553,988	642,541	604,338	604,338	$0.54
Other Expenses(5)	936,422	1,223,736	1,313,186	1,313,186	$1.18
Total Expenses	$4,426,384	$5,365,909	$5,489,358	$5,440,822	$4.90

Net Operating Income	$10,083,992	$11,126,186	$10,753,973	$10,802,509	$9.72
Replacement Reserves	$128,181	$130,613	$130,613	$130,613	$0.12
Net Cash Flow	$9,955,811	$10,995,573	$10,623,360	$10,671,896	$9.60

Occupancy(6)	NAV	NAV	NAV	86.3%(7)
NOI Debt Yield(8)	8.5%	9.4%	9.1%	9.1%
NCF DSCR(8)	1.42x	1.57x	1.52x	1.52x
(1)	Based on the underwritten rent rolls dated between November 30, 2025 and January 15, 2026.
(2)	2023 Net Operating Income excludes Net Operating Income attributable to the Carolina Forest and Warrensville Heights properties, as financials were not available due to their recent acquisitions. In addition, 2023 Net Operating Income includes T-7 annualized NOIs for the Liberty and New Hampton properties and T-6 annualized NOI for the Middletown property because these properties were acquisitions and the related sellers only provided partial year financials for 2023. The increase from 2023 Net Operating Income to 2024 Net Operating Income is primarily attributable to including financials for the Carolina Forest and Warrensville Heights properties.
(3)	TTM represents the T-12 cash flows ending between September 2025 and December 2025 for the 15 assets.
(4)	Other Income consists of administrative fees, late fees, truck rental income, service charges, and convenience fee payments.
(5)	Other Expenses include utilities, marketing, repairs and maintenance expenses and cost of sales.
(6)	2023, 2024, and TTM Historical Occupancies are not available because the borrower sponsor recently acquired eight of the Compass Storage National Portfolio Properties between December 2025 and January 2026.
(7)	Underwritten Occupancy represents the economic occupancy.
(8)	NOI Debt Yield and NCF DSCR are calculated based on the Compass Storage National Portfolio Whole Loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

48

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 2 Compass Storage National Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 65.4% 1.52x 9.1%

Appraisals. According to the appraisals as of various dates between September 29, 2025 and January 12, 2026, the Compass Storage National Portfolio Properties had an aggregate “as is” appraised value of $180,610,000.

Appraisal Valuation Summary(1)
Property	As Is Value	Capitalization Rate
Liberty	$20,200,000	5.50%
New Hampton	$19,700,000	5.50%
Philadelphia	$19,300,000	5.33%
Middletown	$14,800,000	5.25%
Carolina Forest	$13,700,000	5.75%
Shelbyville	$13,250,000	7.00%
Michigan City	$11,450,000	6.50%
Merrillville	$10,610,000	6.50%
Cincinnati I	$9,700,000	6.14%
Florence	$9,500,000	6.15%
Warrensville Heights	$9,200,000	6.00%
Cincinnati II	$7,800,000	6.18%
South Bend	$7,700,000	6.75%
Hebron	$7,300,000	6.25%
Hamilton	$6,400,000	6.16%
Total / Wtd. Avg.	$180,610,000	5.94%
(1)	Source: Appraisals.

Environmental Matters. According to the Phase I environmental reports dated between October 10, 2025 and January 22, 2026, there was no evidence of any recognized environmental conditions at 14 of the 15 Compass Storage National Portfolio Properties. According to the Phase I environmental report dated October 10, 2025, there was a controlled recognized environmental condition at the Middletown Mortgaged Property relating to a release of diesel fuel to groundwater from an underground storage tank in 2001. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Market. The Compass Storage National Portfolio Properties are located within New York (three properties, 29.2% of underwritten NOI), Ohio (four properties, 19.9% of underwritten NOI), Indiana (three properties, 16.4% of underwritten NOI), Kentucky (two properties, 9.3% of underwritten NOI), Pennsylvania (one property, 9.0% of underwritten NOI), Tennessee (one property, 8.6% of underwritten NOI), and South Carolina (one property, 7.6% of underwritten NOI).

The following table presents certain geographical information relating to the Compass Storage National Portfolio Properties:

Geographic Summary(1)
State	Number of Properties	Square Feet	% of Total Square Feet	UW NOI	% of UW NOI
New York	3	194,971	17.5%	$3,154,972	29.2%
Ohio	4	242,226	21.8%	$2,145,102	19.9%
Indiana	3	239,360	21.5%	$1,774,494	16.4%
Kentucky	2	115,881	10.4%	$1,002,398	9.3%
Pennsylvania	1	112,756	10.1%	$970,494	9.0%
Tennessee	1	138,959	12.5%	$931,994	8.6%
South Carolina	1	67,201	6.0%	$823,054	7.6%
Total	15	1,111,354	100.0%	$10,802,509	100.0%
(1)	Based on the underwritten rent rolls dated between November 30, 2025 and January 15, 2026.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

49

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 2 Compass Storage National Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 65.4% 1.52x 9.1%

The following table includes certain information regarding the demographics of each immediate trade area for the individual Compass Storage National Portfolio Properties:

Demographic Summary(1)
		Population(2)			Median Household Income(2)
Property Name	Location	1-Mile	3-Mile	5-Mile	1-Mile	3-Mile	5-Mile
Liberty	Liberty, NY	NAV	NAV	14,158	NAV	NAV	$84,511
New Hampton	New Hampton, NY	442	14,561	63,802	$156,091	$119,339	$113,200
Philadelphia	Philadelphia, PA	31,070	293,840	706,692	$85,658	$105,772	$94,976
Shelbyville	Shelbyville, TN	NAV	NAV	31,969	NAV	NAV	$72,881
Middletown	Middletown, NY	10,589	45,056	67,083	$89,984	$101,470	$109,187
Carolina Forest	Myrtle Beach, SC	6,064	37,468	67,080	$106,554	$114,739	$107,136
Michigan City	Michigan City, IN	5,711	34,563	45,807	$72,771	$69,588	$78,263
Merrillville	Merrillville, IN	714	10,548	75,028	$102,983	$97,754	$97,688
Cincinnati I	Cincinnati, OH	5,066	69,384	227,954	$173,103	$133,687	$109,864
Florence	Florence, KY	6,027	60,836	137,359	$69,197	$97,781	$109,326
Warrensville Heights	Warrensville Heights, OH	7,151	60,113	181,595	$62,298	$106,892	$118,053
Cincinnati II	Cincinnati, OH	7,042	49,813	116,473	$81,580	$110,690	$114,159
South Bend	South Bend, IN	811	10,791	49,493	$123,446	$96,413	$81,837
Hebron	Hebron, KY	NAV	22,339	61,457	NAV	$139,177	$126,548
Hamilton	Hamilton, OH	NAV	41,062	144,633	NAV	$108,480	$115,233
Wtd. Avg. (based on UW NOI)		8,034	65,750	138,772	105,568	107,891	100,276
(1)	Source: Appraisals.
(2)	Population and Median Household Income are 2025 estimates for the Liberty, New Hampton, Middletown, Carolina Forest and Warrensville Heights properties. The remaining properties are based on 2024 estimates.

The Borrowers and the Borrower Sponsor. The borrowers are Amsdell Storage Ventures 93, LLC, Amsdell Storage Ventures 94, LLC, Amsdell Storage Ventures 95, LLC, Amsdell Storage Ventures 96, LLC, Amsdell Storage Ventures V, LLC, Amsdell Storage Ventures VI, LLC and Amsdell Storage Ventures XLIII, LLC, each a Delaware limited liability company and single purpose entity with one independent director in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Compass Storage National Portfolio Whole Loan.

The non-recourse carveout guarantor is Todd C. Amsdell, who is the president and Chief Executive Officer of the borrower sponsor, Amsdell Group, LLC (“Amsdell”). Founded in 1928, Amsdell is a full service, privately owned real estate company, specializing in the construction, development and management of self-storage facilities, business parks, and related commercial real estate, with a portfolio of 119 self-storage properties located across 15 states.

Property Management. The Compass Storage National Portfolio Properties are managed by Compass Self Storage, LLC, a borrower-affiliated property management company.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

50

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 2 Compass Storage National Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 65.4% 1.52x 9.1%

Initial and Ongoing Reserves. At origination of the Compass Storage National Portfolio Whole Loan, the borrowers deposited approximately (i) $148,430 into a reserve account for real estate taxes and (ii) $83,192 into a reserve account for immediate repairs.

Tax Reserve. The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $74,215 per month).

Insurance Reserve. At the option of the lender, if the insurance policies which cover the Compass Storage National Portfolio Properties (or any portion thereof) do not constitute an approved blanket or umbrella policy pursuant to the Compass Storage National Portfolio Whole Loan documents, or the lender requires the applicable borrower(s) to obtain a separate policy, the borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12th of an amount which would be sufficient to pay the insurance premiums due for the renewal of the coverage afforded by such policies upon the expiration thereof. At origination of the Compass Storage National Portfolio Whole Loan, an acceptable blanket policy was in place.

Replacement Reserve. The borrowers are required to deposit into a replacement reserve, on a monthly basis, an amount equal to approximately $10,884; provided, however, the borrowers will have no obligation to make the replacement reserve monthly deposit on any monthly payment date if the balance of the replacement reserve funds equals or exceeds 36 months of replacement reserve monthly deposits.

Lockbox / Cash Management. The Compass Storage National Portfolio Whole Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Trigger Period (as defined below), the borrowers are required to establish a lender-controlled lockbox account for the Compass Storage National Portfolio Properties (the “Restricted Account”) and thereafter, the borrowers are required to (i) immediately deposit (or cause the property manager to immediately deposit) all revenue derived from the Compass Storage National Portfolio Properties into the Restricted Account and (ii) instruct the property manager to deposit, within three business days, all revenue derived from the Compass Storage National Portfolio Properties collected by the property manager (other than any tenant insurance premium collected by the property manager pursuant to a self-storage lease on behalf of a third-party tenant insurance provider) and all funds otherwise payable to the borrowers by the property manager into the Restricted Account. All funds deposited into the Restricted Account are required to be transferred on each business day to the borrowers, unless a Trigger Period exists, in which case the funds are required to be transferred each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Compass Storage National Portfolio Whole Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Compass Storage National Portfolio Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Compass Storage National Portfolio Whole Loan. Upon the cure of the applicable Trigger Period, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrowers. Upon an event of default under the Compass Storage National Portfolio Whole Loan documents, the lender may apply funds to the debt in such priority as it may determine.

“Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Compass Storage National Portfolio Whole Loan documents, or (ii) the date that the debt service coverage ratio falls below 1.15x and (B) expiring upon (x) with regard to clause (A)(i) above, the cure (if applicable) of such event of default, and (y) with regard to clause (A)(ii) above, the date that the debt service coverage ratio is equal to or greater than 1.20x for two consecutive calendar quarters.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

51

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 2 Compass Storage National Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 65.4% 1.52x 9.1%

Release of Collateral. The borrowers have the right at any time (x) after the earlier of (a) the end of the two-year period commencing on the closing date of the last securitization involving any portion of the Compass Storage National Portfolio Whole Loan and (b) February 12, 2030, and (y) before September 6, 2030, to obtain the release of any one or more of the individual Compass Storage National Portfolio Properties, provided that, among other conditions, (i) the Compass Storage National Portfolio Whole Loan is partially defeased in an amount equal to the greater of (a) 120% of the allocated loan amount of the related individual Compass Storage National Portfolio Properties being released and (b) the net sales proceeds applicable to such individual Compass Storage National Portfolio Properties, (ii) after giving effect to the release, the debt service coverage ratio with respect to the remaining Compass Storage National Portfolio Properties must be greater than the greater of (a) the debt service coverage ratio of all the related Compass Storage National Portfolio Properties immediately prior to the release, and (b) 1.52x, (iii) after giving effect to the release, the debt yield with respect to the remaining Compass Storage National Portfolio Properties must be greater than the greater of (a) the debt yield of all the related Compass Storage National Portfolio Properties immediately prior to the release, and (b) 9.04%, (iv) after giving effect to the release, the loan-to-value ratio with respect to the remaining Compass Storage National Portfolio Properties must be no greater than the lesser of (a) the loan-to-value ratio with respect to all of the related Compass Storage National Portfolio Properties immediately prior to the release, and (b) 65.4% and (v) compliance with REMIC related conditions.

In addition, the borrowers have the right, without prepayment or defeasance, but subject to compliance with REMIC related conditions,: to (i) make transfers of immaterial portions of the Compass Storage National Portfolio Properties to governmental authorities for dedication or public use or to third parties for private use as roadways or for access, ingress or egress, and (ii) grant easements, restrictions, covenants, reservations and rights of way in the ordinary course of business for signage, use, access, utilities, and telecommunications leases, provided that no such grant, conveyance or encumbrance may materially impair the utility and operation of the Compass Storage National Portfolio Properties or has a material adverse effect on the related individual Compass Storage National Portfolio Property or the ability of the related borrower to perform its obligations under the Compass Storage National Portfolio Whole Loan.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

52

Hospitality – Full Service 8201-8209, 8215 and 8221 West Sunset Boulevard and 8220 and 8224 Monteel Road Los Angeles, CA 90046	Collateral Asset Summary – Loan No. 3 Chateau Marmont	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 51.6% 2.12x 16.2%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

53

Hospitality – Full Service 8201-8209, 8215 and 8221 West Sunset Boulevard and 8220 and 8224 Monteel Road Los Angeles, CA 90046	Collateral Asset Summary – Loan No. 3 Chateau Marmont	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 51.6% 2.12x 16.2%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

54

Hospitality – Full Service 8201-8209, 8215 and 8221 West Sunset Boulevard and 8220 and 8224 Monteel Road Los Angeles, CA 90046	Collateral Asset Summary – Loan No. 3 Chateau Marmont	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 51.6% 2.12x 16.2%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Hospitality – Full Service
Borrower Sponsor(s):	André Balazs	Collateral:	Fee
Borrower(s):	Chateau Property Holdings, LLC	Location:	Los Angeles, CA
Original Balance:	$65,000,000	Year Built / Renovated:	1923, 1928, 1930, 1950 / 2013-2025
Cut-off Date Balance:	$65,000,000	Property Management:	Chateau 99 Management Ltd.
% by Initial UPB:	8.7%	Size:	63 Rooms
Interest Rate:	6.51000%	Appraised Value / Per Room:	$126,000,000 / $2,000,000
Note Date:	March 24, 2026	Appraisal Date:	February 27, 2026
Original Term:	60 months	Occupancy:	76.6% (as of February 28, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	76.6%
Original Amortization:	NAP	Underwritten NOI:	$10,524,484
Interest Only Period:	60 months	Underwritten NCF:	$9,095,490
First Payment Date:	May 6, 2026
Maturity Date:	April 6, 2031	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$10,592,525 (TTM February 28, 2026)
Additional Debt Balance:	NAP	2025 NOI:	$8,750,024
Call Protection:	L(25),YM1(28),O(7)	2024 NOI(2):	$8,166,985
Lockbox / Cash Management:	Springing / Springing	2023 NOI(2):	$4,253,420

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Room:	$1,031,746
Taxes:	$0	$26,075	NAP	Maturity Date Loan / Room:	$1,031,746
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	51.6%
FF&E:	$0	$119,083	NAP	Maturity Date LTV:	51.6%
Deferred Maintenance:	$123,375	$0	NAP	UW NOI DY:	16.2%
				UW NCF DSCR:	2.12x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$65,000,000	100.0%	Loan Payoff	$53,594,988	82.5%
			Sponsor Equity	7,728,289	11.9
			Closing Costs	3,553,348	5.5
			Upfront Reserves	123,375	0.2
Total Sources	$65,000,000	100.0%	Total Uses	$65,000,000	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(2)	The increase from 2023 NOI to 2024 NOI is primarily attributable to the continued recovery of the Los Angeles hospitality market following the onset of the COVID-19 pandemic.

The Loan. The third largest mortgage loan (the “Chateau Marmont Mortgage Loan”) is secured by the borrower’s fee interest in a 63-room, full service hotel located in Los Angeles, California (the “Chateau Marmont Property”). The Chateau Marmont Mortgage Loan was originated on March 24, 2026 by CREFI. The Chateau Marmont Mortgage Loan is evidenced by one promissory note with an outstanding principal balance as of the Cut-off Date of $65,000,000. The Chateau Marmont Mortgage Loan has an initial term of five years, is interest-only for the full term and accrues interest at a fixed rate of 6.51000% per annum on an Actual/360 basis. The scheduled maturity date of the Chateau Marmont Mortgage Loan is April 6, 2031.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

55

Hospitality – Full Service 8201-8209, 8215 and 8221 West Sunset Boulevard and 8220 and 8224 Monteel Road Los Angeles, CA 90046	Collateral Asset Summary – Loan No. 3 Chateau Marmont	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 51.6% 2.12x 16.2%

The Property. The Chateau Marmont Property is a seven-story, 63-room, full-service boutique hotel located on the border of West Hollywood and the City of Los Angeles, California, immediately adjacent to the Sunset Strip. Originally developed as a luxury residential complex, the Chateau Marmont Property was constructed in multiple phases between 1923 and 1950, with architectural inspiration drawn from a French chateau. The Chateau Marmont Property has undergone multiple renovation programs over its operating history, including $7,286,656 of capital improvements completed between 2019 and 2025, which included guestroom upgrades, interior refurbishments, enhanced amenities, public areas, and building systems. Today, the Chateau Marmont Property operates as a boutique luxury hotel and is designated as a Los Angeles Historical-Cultural Landmark, having received landmark status in 1976.

Primary demand generators for the Chateau Marmont Property include the Hollywood and West Hollywood entertainment industry, encompassing major film and television studios, production companies, and talent agencies, as well as corporate and creative-industry offices throughout West Hollywood and Beverly Hills. Additional demand is supported by luxury retail, dining, and nightlife along the Sunset Strip, proximity to Beverly Hills, recurring awards-season and entertainment-driven events, and sustained domestic and international leisure travel to the Los Angeles market. According to a third-party market research report, estimated demand segmentation for the Chateau Marmont Property is approximately 90.0% transient and 10.0% group.

The Chateau Marmont Property consists of a seven-story main building, four standalone bungalows, and a two-story cottages building, with valet parking provided by a subterranean garage. In total, the Chateau Marmont Property contains 11 standard guestrooms, 39 suites, nine cottages, and four bungalows. The majority of units feature full kitchens (with the exception of the 11 standard guestrooms), with select accommodations offering formal dining rooms, balconies, and private terraces. Amenities at the Chateau Marmont Property include a 100-seat full-service restaurant with a formal dining room and garden terrace, an outdoor heated pool with pool deck, approximately 12,769 square feet of indoor and outdoor meeting and event space, a private courtyard, same-day dry cleaning and laundry services, limousine and chauffeur-driven transportation, and a fitness room with private trainers.

The following table presents certain information relating to the estimated 2025 demand analysis with respect to the Chateau Marmont Property based on market segmentation, as provided by a third-party market research report:

Demand Segmentation(1)
Property	Rooms	Transient	Group
Chateau Marmont	63	90.0%	10.0%
(1)	Source: Appraisal.

The following table presents certain information relating to the current and historical Occupancy, ADR and RevPAR at the Chateau Marmont Property and its competitors:

Occupancy, ADR, RevPAR(1)
	Chateau Marmont (2)			Competitive Set(3)			Penetration Factor(4)
Period	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2023	74.2%	$904.21	$670.52	57.4%	$1,068.20	$612.94	129.2%	84.6%	109.4%
2024	80.0%	$1,067.60	$853.80	61.8%	$1,035.43	$640.31	129.3%	103.1%	133.3%
2025	75.4%	$1,167.42	$880.09	61.3%	$1,082.95	$664.30	122.9%	107.8%	132.5%
TTM 2/28/2026	76.6%	$1,176.72	$901.52	62.1%	$1,078.40	$669.24	123.5%	109.1%	134.7%
(1)	Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Chateau Marmont Property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Occupancy, ADR and RevPAR for the Chateau Marmont Property are based on the underwritten cash flow.
(3)	Occupancy, ADR and RevPAR for the competitive set are based on data provided by a third-party hospitality research report. The competitive set consists of: Hotel Bel-Air, Dorchester Collection, Beverly Wilshire, Beverly Hills, A Four Seasons Hotel, Four Seasons Hotel Los Angeles at Beverly Hills, The Peninsula Beverly Hills, The Maybourne Beverly Hills, Waldorf Astoria Beverly Hills, and The Beverly Hills Hotel Dorchester Collection.
(4)	Penetration Factor is calculated based on the underwritten cash flow and competitive set data provided by a third-party hospitality research report.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

56

Hospitality – Full Service 8201-8209, 8215 and 8221 West Sunset Boulevard and 8220 and 8224 Monteel Road Los Angeles, CA 90046	Collateral Asset Summary – Loan No. 3 Chateau Marmont	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 51.6% 2.12x 16.2%

The following table presents certain information relating to the operating history and underwritten cash flows of the Chateau Marmont Property:

Cash Flow Analysis
	2023(1)	2024(1)	2025	TTM 2/28/2026	UW	UW Per Room(2)
Occupancy (%)	74.2%	80.0%	75.4%	76.6%	76.6%
ADR	$904.21	$1,067.60	$1,167.42	$1,176.72	$1,176.72
RevPAR	$670.52	$853.80	$880.09	$901.52	$901.52

Rooms Revenue	$14,570,443	$19,062,028	$19,971,000	$20,673,771	$20,673,771	$328,155
Food & Beverage Revenue	8,137,169	13,293,326	14,264,136	15,051,078	15,051,078	$238,906
Events Revenue	3,206,748	5,606,513	6,584,394	7,016,988	7,016,988	$111,381
Other Revenue(3)	2,535,704	2,784,326	3,252,493	3,501,886	3,544,883	$56,268
Total Revenue	$28,450,065	$40,746,192	$44,072,024	$46,243,723	$46,286,720	$734,710

Rooms Expense	$3,686,010	$5,093,982	$5,541,420	$5,467,072	$5,467,072	$86,779
Food & Beverage Expense	8,324,979	12,153,330	13,027,378	13,173,036	13,173,036	$209,096
Events Expense	1,216,692	2,700,624	2,510,922	2,510,969	2,510,969	$39,857
Other Departmental Expenses(4)	845,044	1,371,707	1,786,659	1,828,083	1,828,083	$29,017
Departmental Expenses	$14,072,725	$21,319,643	$22,866,379	$22,979,159	$22,979,159	$364,749

Departmental Profit	$14,377,340	$19,426,550	$21,205,645	$23,264,564	$23,307,561	$369,961

Management Fee	$1,609,638	$2,335,785	$2,521,304	$2,650,246	$2,650,246	$42,067
Administrative & General	3,741,763	3,728,407	4,082,249	4,028,319	4,028,319	$63,942
Operations & Maintenance	2,390,974	2,299,220	2,733,488	2,815,520	2,815,520	$44,691
Other Undistributed Expenses(5)	1,132,446	1,488,069	1,344,705	1,355,587	1,356,115	$21,526
Total Undistributed Expenses	$8,874,821	$9,851,481	$10,681,747	$10,849,672	$10,850,200	$172,225

Real Estate Taxes	$333,721	$364,400	$462,273	$482,280	$486,455	$7,722
Property Insurance	915,376	1,043,683	1,311,601	1,340,086	1,446,422	$22,959
Net Operating Income	$4,253,420	$8,166,985	$8,750,024	$10,592,525	$10,524,484	$167,055

FF&E	$908,304	$1,294,214	$1,369,405	$1,428,994	$1,428,994	$22,682
Net Cash Flow	$3,345,116	$6,872,771	$7,380,619	$9,163,531	$9,095,490	$144,373

NCF DSCR	0.78x	1.60x	1.72x	2.14x	2.12x
NOI Debt Yield	6.5%	12.6%	13.5%	16.3%	16.2%
(1)	The increase in Net Operating Income from 2023 to 2024 is primarily attributable to the continued recovery of the Los Angeles hospitality market following the onset of the COVID-19 pandemic.
(2)	UW Per Room values are based on 63 rooms.
(3)	Other Revenue includes proceeds from valet income, billboard income, revenues generated from the retail shop, laundry and movie rentals.
(4)	Other Departmental Expenses include expenses associated with valet expenses and all costs associated with the hotel's various other and minor operated departments.
(5)	Other Undistributed Expenses include marketing and franchise fees, and heat, power and light expenses.

Appraisal. According to the appraisal, the Chateau Marmont Property had an “as-is” appraised value of $126,000,000 as of February 27, 2026. The table below shows the appraisal’s “as-is” conclusions:

Chateau Marmont Appraised Value(1)
Property	Appraised Value	Capitalization Rate
Chateau Marmont	$126,000,000	5.40%
(1)	Source: Appraisal.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

57

Hospitality – Full Service 8201-8209, 8215 and 8221 West Sunset Boulevard and 8220 and 8224 Monteel Road Los Angeles, CA 90046	Collateral Asset Summary – Loan No. 3 Chateau Marmont	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 51.6% 2.12x 16.2%

Environmental. According to the Phase I environmental assessment dated March 12, 2026, there were no recognized environmental conditions at the Chateau Marmont Property.

The Market. The Chateau Marmont Property is located at 8201-8209, 8215 and 8221 West Sunset Boulevard and 8220 and 8224 Monteel Road in the Hollywood/West Hollywood submarket of the Los Angeles metropolitan area. The Chateau Marmont Property is situated immediately north of Sunset Boulevard and is primarily accessed via Marmont Lane, providing direct connectivity to the Sunset Strip while maintaining access to major regional thoroughfares, including Sunset Boulevard, Santa Monica Boulevard, and La Cienega Boulevard, which link Hollywood, West Hollywood, Beverly Hills, West Los Angeles, and Downtown Los Angeles. Primary demand generators for the Chateau Marmont Property include the Hollywood and West Hollywood entertainment industry, encompassing major film and television studios, production companies, and talent agencies, as well as corporate and creative-industry offices throughout West Hollywood and Beverly Hills. Additional demand is supported by luxury retail, dining, and nightlife along the Sunset Strip, proximity to Beverly Hills, recurring awards-season and entertainment-driven events, and sustained domestic and international leisure travel to the Los Angeles market.

The following table presents certain information relating to the competitive set of the Chateau Marmont Property:

Competitive Property Summary(1)
Property	Number of Rooms	Year Opened	Estimated 2025 Occupancy	Estimated 2025 ADR	Estimated 2025 RevPAR
Chateau Marmont(2)	63	1927	76.6%	$1,176.72	$901.52
Beverly Hills Hotel	210	1912	55%-60%	$1,800-$1,900	$1,050-$1,100
Hotel Bel Air	103	2011	50%-55%	$1,450-$1,500	$775-$800
Maybourne Beverly Hills	204	2008	55%-60%	$925-$950	$525-$550
Peninsula Beverly Hills	195	1991	65%-70%	$1,250-$1,300	$850-$875
Beverly Wilshire, a Four Seasons Resort	395	1929	55%-60%	$750-$775	$450-$475
Four Seasons Hotel Los Angeles at Beverly Hills	285	1987	65%-70%	$750-$775	$500-$525
Waldorf Astoria Beverly Hills	170	2017	60%-65%	$1,100-$1,150	$675-$700
Total Avg. Competitive Set	1,625		61.6%	$1,083.11	$667.54
(1)	Source: Appraisal. Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Chateau Marmont Property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Based on the underwritten cash flow.

The Borrower and the Borrower Sponsor. The borrower is Chateau Property Holdings, LLC, a Delaware limited liability company and single purpose entity with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Chateau Marmont Mortgage Loan.

The borrower sponsor and non-recourse carveout guarantor is André Balazs, a United States based hotel owner and operator with experience in the ownership and development of boutique hospitality properties. André Balazs is the founder and principal of André Balazs Properties, which is a hospitality-focused platform with a portfolio including the Chateau Marmont Property, The Sunset Beach hotel in Shelter Island, New York, and the Chiltren Firehouse hotel in London.

Property Management. The Chateau Marmont Property is managed by Chateau 99 Management Ltd., a borrower affiliated management company.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

58

Hospitality – Full Service 8201-8209, 8215 and 8221 West Sunset Boulevard and 8220 and 8224 Monteel Road Los Angeles, CA 90046	Collateral Asset Summary – Loan No. 3 Chateau Marmont	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 51.6% 2.12x 16.2%

Initial and Ongoing Reserves. At origination of the Chateau Marmont Mortgage Loan, the borrower deposited $123,375 into a deferred maintenance reserve.

Tax Escrows – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that are required to be paid by the borrower or that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $26,075).

Insurance Reserve – At the lender’s option, if the liability or casualty policy maintained by the borrower is not an approved blanket or umbrella policy, or the lender requires the borrower to obtain a separate policy, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which would be sufficient to pay the insurance premiums due for the renewal of coverage afforded by the insurance policies. At origination of the Chateau Marmont Mortgage Loan, an acceptable blanket policy was in place.

FF&E Reserve – The borrower is required to deposit into a furniture, fixtures and equipment (“FF&E”) reserve, on a monthly basis, an amount equal to 4.0% of the gross revenues for the hotel related operations at the Chateau Marmont Property for the most recent preceding calendar month for which the borrower has delivered a monthly operating statement as required by the Chateau Marmont Mortgage Loan documents, as reasonably determined by the lender. The initial monthly payment into the FF&E Reserve was determined to be approximately $119,083.

Lockbox / Cash Management. The Chateau Marmont Mortgage Loan is structured with a springing lockbox and springing cash management. On the first occurrence of a Trigger Period (as defined below), the borrower is required to establish and maintain a lender-controlled lockbox account into which the borrower is required to immediately deposit, or cause the property manager to immediately deposit, all revenue generated by the Chateau Marmont Property. Within five days after the first occurrence of a Trigger Period, the borrower is required to deliver direction letters to (i) all tenants occupying space at the Chateau Marmont Property directing them to pay all rent and other sums due under the lease to which they are a party into the lender-controlled lockbox account and (ii) each of the credit card companies or credit card clearing banks with which the borrower or property manager has entered into a merchant’s or other credit card agreement directing them to pay all payments which would otherwise be paid to the borrower or property manager under the applicable credit card processing agreement into the lender-controlled lockbox account. All funds deposited into the lockbox account are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period exists, in which case, at the lender’s election, all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Chateau Marmont Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Chateau Marmont Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Chateau Marmont Mortgage Loan. Upon the cure of the applicable Trigger Period, so long as no event of default exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the Chateau Marmont Mortgage Loan documents, the lender may apply funds to the Chateau Marmont Mortgage Loan in such priority as it may determine.

“Trigger Period” means the period commencing on the earliest of (i) the occurrence and continuance of an event of default, (ii) at any time after October 1, 2026, the debt service coverage ratio falling below 1.25x for one calendar quarter; provided that a Trigger Period will not be deemed to exist pursuant to this clause (ii) to the extent that the Collateral Cure Condition (as defined below) is satisfied, and (iii) the occurrence of a property manager bankruptcy event; and expiring upon (x) with respect to clause (i) above, the cure of the applicable event of default, (y) with respect to clause (ii) above, the debt service coverage ratio remaining equal to or greater than 1.30x for one calendar quarter, and (z) with respect to clause (iii) above, the borrower’s replacement of the applicable property manager with a property manager and a management agreement, each approved by the lender. Hotels AB, LLC (“HotelsAB”), a borrower affiliated property manager, will be deemed to be an approved property manager provided that (i) no event of default exists, (ii) the lender has not caused the borrower to terminate a management agreement with any property manager that is an affiliate of HotelsAB, (iii) no affiliated property manager being replaced by Hotels AB is then subject to any action or proceeding under any creditor’s rights law, and (iv) no event or condition exists which would give the lender the right to cause the borrower to terminate a management agreement with HotelsAB immediately upon HotelsAB assuming management of the Chateau Marmont Property.

“Collateral Cure Condition” means that the borrower provides to the lender additional collateral in the form of cash or a letter of credit, in an amount reasonably determined by the lender to be sufficient, if deducted from the outstanding principal amount of the Chateau Marmont Mortgage Loan solely for purposes of determining the debt service coverage ratio, to cause the debt service coverage ratio to be equal to or greater than 1.30x.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

59

Office – Suburban 5001-5005 Lyndon B. Johnson Freeway Farmers Branch, TX 75244	Collateral Asset Summary – Loan No. 4 Pinnacle Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 60.7% 1.79x 12.2%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

60

Office – Suburban 5001-5005 Lyndon B. Johnson Freeway Farmers Branch, TX 75244	Collateral Asset Summary – Loan No. 4 Pinnacle Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 60.7% 1.79x 12.2%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

61

Office – Suburban 5001-5005 Lyndon B. Johnson Freeway Farmers Branch, TX 75244	Collateral Asset Summary – Loan No. 4 Pinnacle Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 60.7% 1.79x 12.2%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type – Subtype:	Office – Suburban
Borrower Sponsor:	Estein Holdings, LTD.	Collateral:	Fee
Borrower:	UST Pinnacle Owner, L.P.	Location:	Farmers Branch, TX
Original Balance(1):	$65,000,000	Year Built / Renovated:	1985 / 2017-2025
Cut-off Date Balance(1):	$65,000,000	Property Management:	Vanderbilt Office Properties, LLC
% by Initial UPB:	8.7%	Size:	549,076 SF
Interest Rate:	6.45100%	Appraised Value / Per SF:	$164,800,000 / $300
Note Date:	March 5, 2026	Appraisal Date:	January 30, 2026
Original Term:	60 months	Occupancy:	88.6% (as of April 17, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	86.2%
Original Amortization:	NAP	Underwritten NOI:	$12,235,703
Interest Only Period:	60 months	Underwritten NCF:	$11,725,100
First Payment Date:	April 6, 2026
Maturity Date:	March 6, 2031	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI(3):	$10,365,667 (December 31, 2025)
Additional Debt Balance(1):	$35,000,000	2024 NOI(3):	$6,107,770
Call Protection:	L(24),YM1(29),O(7)	2023 NOI:	$6,786,268
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$4,127,402

Reserves(2)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$182
Taxes:	$558,685	$186,228	NAP	Maturity Date Loan / SF:	$182
Insurance:	$19,817	$19,817	NAP	Cut-off Date LTV:	60.7%
Replacement Reserves:	$0	$9,167	NAP	Maturity Date LTV:	60.7%
TI / LC Reserves:	$2,500,000	Springing	NAP	UW NOI DY:	12.2%
Unfunded Obligation Reserves:	$1,676,522	$0	NAP	UW NCF DSCR:	1.79x
Deferred Maintenance:	$11,025	$0	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$100,000,000	59.3%	Purchase Price	$163,300,000	96.8%
Principal Equity Contribution	68,747,023	40.7	Upfront Reserves	4,766,049	2.8
			Closing Costs	680,974	0.4
Total Sources	$168,747,023	100.0%	Total Uses	$168,747,023	100.0%
(1)	The Pinnacle Tower Mortgage Loan (as defined below) is part of the Pinnacle Tower Whole Loan (as defined below), which is comprised of three pari passu promissory notes with an aggregate original principal balance of $100,000,000. The Financial Information in the chart above is based on the Pinnacle Tower Whole Loan. See “—The Loan” below.
(2)	See “—Initial and Ongoing Reserves” below for further discussion of reserve information.
(3)	The increase from 2024 NOI to Most Recent NOI is primarily attributable to other revenue that includes a one-time partial termination fee of $946,000 for AON Service Corporation (Suites 1500 and 1510).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

62

Office – Suburban 5001-5005 Lyndon B. Johnson Freeway Farmers Branch, TX 75244	Collateral Asset Summary – Loan No. 4 Pinnacle Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 60.7% 1.79x 12.2%

The Loan. The fourth largest mortgage loan (the “Pinnacle Tower Mortgage Loan”) is part of a whole loan (the “Pinnacle Tower Whole Loan”). The Pinnacle Tower Whole Loan is a fixed rate loan secured by the borrower’s fee simple interest in an office property totaling 549,076 square feet located in Farmers Branch, Texas (the “Pinnacle Tower Property”). The Pinnacle Tower Mortgage Loan is evidenced by one promissory note with an outstanding principal balance as of the Cut-off Date of $65,000,000.

The Pinnacle Tower Whole Loan was originated by Goldman Sachs Bank USA, an affiliate of the loan seller, on March 5, 2026. The borrower sponsor utilized the proceeds of the Pinnacle Tower Whole Loan to finance the acquisition of the Pinnacle Tower Property, fund outstanding obligations and upfront leasing reserves and pay origination costs.

The Pinnacle Tower Whole Loan has an initial term of 60 months and has a remaining term of 58 months as of the Cut-off Date. The Pinnacle Tower Whole Loan requires interest-only payments during the full term and accrues interest at a rate of 6.45100% per annum on an Actual/360 basis. The scheduled maturity date of the Pinnacle Tower Whole Loan is March 6, 2031. The Pinnacle Tower Whole Loan will be serviced pursuant to the pooling and servicing agreement for the Benchmark 2026-V22 securitization trust. The relationship between the holders of the Pinnacle Tower Whole Loan is governed by a co-lender agreement. See “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” and “The Pooling and Servicing Agreement” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$65,000,000	$65,000,000	Benchmark 2026-V22	Yes
A-2(1)	$25,000,000	$25,000,000	GSBI	No
A-3(1)	$10,000,000	$10,000,000	GSBI	No
Total	$100,000,000	$100,000,000
(1)	Expected to be contributed to one or more future securitization transactions.

The Property. The Pinnacle Tower Property is a 549,076 SF, 24-story, office building located in Farmers Branch, Texas. The Pinnacle Tower Property was constructed in 1985 and renovated between 2017 and 2025. The Pinnacle Tower Property is situated on 4.62 acres and is located along the southwest corner of Inwood Road and Galleria Drive. The Pinnacle Tower Property was originally developed as the Occidental Tower, with Occidental Petroleum (“Oxy”) occupying the entire building. In 2016, Encore Enterprise and New York Life Insurance acquired the Pinnacle Tower Property from Oxy for $95 million. Since 2016, the Pinnacle Tower Property has benefited from a $9 million comprehensive renovation. This renovation included upgrades to the fitness center, 2nd and 4th floor conference centers, an outdoor patio, a tenant lounge, and a café. As of April 17, 2026, the Pinnacle Tower Property was 88.6% occupied.

Top Tenants. The three largest tenants based on underwritten base rent are Guidestone Financial Resources, New York Life Insurance Company and Nothing Bundt Franchising, LLC.

Guidestone Financial Resources (138,468 SF, 25.2% of net rentable area, 28.1% of UW base rent). Guidestone Financial Resources is a financial services organization dedicated to serving the financial needs of Christian ministries and their employees. Headquartered at the Pinnacle Tower Property, Guidestone Financial Resources provides a comprehensive suite of financial solutions primarily within the United States. The organization offers retirement plans, insurance products (including health, life, and disability), investment management services, and property and casualty coverage. The tenant has two, five-year renewal options through July 31, 2043 and has a one-time right to terminate its lease for the 20th floor (24,883 SF, 18.0% of the tenant’s lease) on August 31, 2029, provided written notice is given one year in advance.

New York Life Insurance Company (90,208 SF, 16.4% of net rentable area, 19.7% of UW base rent, Aa1/AA+/NR (Moody’s / S&P / Fitch)). New York Life Insurance Company is one of the largest mutual life insurance companies in the United States, founded in 1845 and headquartered in New York. New York Life Insurance Company provides a broad range of insurance and financial products, including whole life, term life, and universal life insurance, as well as annuities, long-term care insurance, and institutional solutions. As of year-end 2025, New York Life Insurance Company delivered $3.6 billion in earnings, a 4% increase over the prior year, and grew surplus to $34.7 billion. The tenant has (x) a five-year renewal option, provided written notice is given (i) no earlier than 15 months before the expiration of the lease and no later than nine months before the expiration of the Suite 700, Suite 1125, Suite 1600 and Suite 1750-1800 leases and (ii) no earlier than 12 months before the expiration of the lease and no later than nine months before the expiration of the Suite 550 lease and has (y) a one-time right to terminate its lease for (i) Suite 550 (4,331 SF, 4.8% of the tenant’s net rentable area) on May 31, 2029, provided written notice is given nine months in advance and payment of a termination fee is made equal to three months of gross rent plus the unamortized portion of the construction allowance paid, commission paid to broker, reasonable legal fees, and any other tenant inducements; (ii) Suite 700 (21,642 SF, 24.0% of the tenant’s net rentable area) on September 30, 2032, provided written notice is given one year in advance and payment of a termination fee is made equal to three months of the then-current base rent and recoveries plus the unamortized portions of the landlord’s costs for tenant improvements, leasing commissions, attorneys’ fees, and all free rent; (iii) Suite 1600 (23,924 SF, 26.5% of the tenant’s net rentable area) on January 31, 2032, provided written notice is given one year in advance and payment of a termination fee is made equal to three months of the then-current base rent and recoveries plus the unamortized portions of the landlord’s costs for tenant improvements, leasing commissions, attorneys’ fees, and any abated rent; and (iv) Suite 1750-1800 (33,816 SF, 37.5% of the tenant’s net rentable area) on August 31, 2032, provided written notice is given one year in advance and payment of a termination fee is made equal to three months of then-current base rent and recoveries plus the unamortized portions of the landlord’s costs for tenant improvements, leasing commissions, attorneys’ fees, and any abated rent.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

63

Office – Suburban 5001-5005 Lyndon B. Johnson Freeway Farmers Branch, TX 75244	Collateral Asset Summary – Loan No. 4 Pinnacle Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 60.7% 1.79x 12.2%

Nothing Bundt Franchising, LLC (26,417 SF, 4.8% of net rentable area, 6.0% of UW base rent). Nothing Bundt Franchising, LLC is a U.S. based specialty bakery company founded in 1997 and headquartered in Addison. Nothing Bundt Franchising, LLC focuses on producing premium handcrafted bundt cakes, offering a range of sizes and flavors through a franchise-driven business model. Nothing Bundt Franchising, LLC operates over 800 bakery locations across the United States and Canada. The tenant has two, five-year renewal options through January 31, 2045 and has no termination options.

The following table presents certain information relating to the top tenants at the Pinnacle Tower Property based on underwritten base rent:

	Tenant Summary(1)
Tenant	Credit Rating (Moody’s / S&P / Fitch)(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% Annual U/W Base Rent	Lease Expiration	Renewal Option (Y/N)	Termination Option (Y/N)
Major Tenants-Office
Guidestone Financial Resources	NR/NR/NR	138,468	25.2%	$3,514,829	$25.38	28.1%	7/31/2033	2 x 5 yrs	Y(5)
New York Life Insurance Company(3)	Aa1/AA+/NR	90,208	16.4%	$2,457,386	$27.24	19.7%	Various(4)	1 x 5 yr	Y(6)
Nothing Bundt Franchising, LLC(7)	NR/NR/NR	26,417	4.8%	$752,328	$28.48	6.0%	1/31/2035	2 x 5 yrs	N
Smile Doctors LLC(8)	NR/NR/NR	24,307	4.4%	$734,983	$30.24	5.9%	3/31/2036	1 x 5 yr	N
AON Service Corporation	Baa2/A-/BBB+	23,925	4.4%	$657,938	$27.50	5.3%	1/31/2030	1 x 5 yr	N
Beaird Harris, PLLC	NR/NR/NR	15,789	2.9%	$426,303	$27.00	3.4%	12/31/2034	2 x 5 yrs or 1 x 10 yr	Y(9)
Huselton, Morgan & Maultsby, P.C.	NR/NR/NR	16,453	3.0%	$419,552	$25.50	3.4%	8/31/2033	2 x 5 yrs or 1 x 10 yr	N
The CapFinancial Group, LLC	NR/NR/NR	14,218	2.6%	$386,384	$27.18	3.1%	6/30/2028	1 x 5 yr	N
Haynes and Boone, LLP	NR/NR/NR	11,238	2.0%	$292,188	$26.00	2.3%	5/31/2035	1 x 5 yr	N
SS&C Technologies Holdings, Inc.	Ba2/BB/NR	10,373	1.9%	$264,512	$25.50	2.1%	2/28/2030	1 x 5 yr	N
Top 10 Tenants		371,396	67.6%	$9,906,403	$26.67	79.3%
Other Tenants		115,320	21.0%	$2,590,416	$22.46	20.7%
Total Occupied		486,716	88.6%	$12,496,819	$25.68	100.0%
Vacant		62,360	11.4%
Total		549,076	100.0%
(1)	Based on the underwritten rent roll dated April 17, 2026.
(2)	Certain ratings are those of the parent company or government entity, whether or not the parent company or government entity guarantees the lease.
(3)	The tenant has executed a lease for and taken occupancy of certain expansion space identified as Suite 1125 (representing approximately 7.2% of its leased space) but does not commence paying rent on such expansion space until October 2026.
(4)	4,331 SF expiring on February 29, 2032, 30,419 SF expiring on January 31, 2035, 33,816 SF expiring on August 31, 2035 and 21,642 SF expiring on September 30, 2035.
(5)	The tenant has a one-time right to terminate the lease for the 20th floor effective August 31, 2029, with 12 months’ notice.
(6)	The tenant has a one-time right to terminate the lease for (i) Suite 550 effective May 31, 2029, with nine months’ notice and payment of a termination fee equal to three months of gross rent plus the unamortized portion of the construction allowance paid, commission paid to the broker, reasonable legal fees, and any other tenant inducements; (ii) Suite 700 effective September 30, 2032, with 12 months’ notice and payment of a termination fee equal to three months of the then-current base rent and recoveries plus the unamortized portions of the landlord’s costs for tenant improvements, leasing commissions, attorneys’ fees, and all free rent; (iii) Suite 1600 effective January 31, 2032, with 12 months’ notice and payment of a termination fee equal to three months of the then-current base rent and recoveries, plus the unamortized portions of the landlord’s costs for tenant improvements and leasing commissions, attorneys’ fees, and any abated rent; and (iv) Suite 1750-1800 effective August 31, 2032, with 12 months’ notice and payment of a termination fee equal to three months of the then-current base rent and recoveries plus the unamortized portions of the landlord’s costs for tenant improvements, leasing commissions, attorneys’ fees, and any abated rent.
(7)	The tenant has executed a lease for and taken occupancy of certain expansion space identified as Suite 675 (representing approximately 28.2% of its leased space) but does not commence paying rent on such expansion space until December 2026.
(8)	The tenant has executed a lease for and taken occupancy of its space but has certain scheduled rent abatement, including in December 2026, January 2028, February 2029 and March 2030.
(9)	The tenant has a one-time right to terminate the lease effective December 31, 2031 with 9 months’ notice and payment of a termination fee equal to three months’ gross rent under the lease plus the unamortized portions allocable to such space of the construction allowance, abated rent, commissions paid to the landlord in connection with the lease and any other tenant inducements requested by the tenant, which amounts accrue interest at 8% per annum.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

64

Office – Suburban 5001-5005 Lyndon B. Johnson Freeway Farmers Branch, TX 75244	Collateral Asset Summary – Loan No. 4 Pinnacle Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 60.7% 1.79x 12.2%

The following table presents certain information relating to the lease rollover schedule at the Pinnacle Tower Property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
MTM & 2026	3,033	0.6%	0.6%	$88,006	0.7%	$29.02	2
2027	35,449	6.5%	7.0%	$391,155	3.1%	$11.03	6
2028	34,262	6.2%	13.2%	$917,460	7.3%	$26.78	6
2029	4,602	0.8%	14.1%	$127,120	1.0%	$27.62	2
2030	46,948	8.6%	22.6%	$1,272,702	10.2%	$27.11	4
2031	24,592	4.5%	27.1%	$712,169	5.7%	$28.96	3
2032	10,558	1.9%	29.0%	$292,871	2.3%	$27.74	2
2033	154,921	28.2%	57.3%	$3,934,381	31.5%	$25.40	2
2034	15,789	2.9%	60.1%	$426,303	3.4%	$27.00	1
2035	123,532	22.5%	82.6%	$3,370,933	27.0%	$27.29	5
2036 & Thereafter	33,030	6.0%	88.6%	$963,719	7.7%	$29.18	3
Vacant	62,360	11.4%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	549,076	100.0%		$12,496,819	100.0%	$25.68	36
(1)	Based on the underwritten rent roll as of April 17, 2026. Certain tenants may have lease termination options that are not reflected in the Lease Rollover Schedule.

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Pinnacle Tower Property:

Cash Flow Analysis(1)
	2022	2023	2024	2025	UW	UW PSF
Base Rent	$7,144,179	$8,866,364	$10,468,290	$12,246,024	$12,496,819	$22.76
Credit Tenant Rent Step	0	0	0	0	361,700	$0.66
Market Revenue from Vacant Space	0	0	0	0	3,144,558	$5.73
Gross Potential Rent	$7,144,179	$8,866,364	$10,468,290	$12,246,024	$16,003,077	$29.15
Total Reimbursements	$3,523,812	$4,611,613	$5,157,281	$6,153,433	$6,532,407	$11.90
Net Rental Income	$10,667,991	$13,477,976	$15,625,572	$18,399,456	$22,535,484	$41.04
Other Income(2)	$192,092	$266,606	$222,974	$1,146,076	$205,936	$0.38
(Vacancy & Credit Loss)	0	0	0	0	(3,144,558)	($5.73)
(Commercial Rent Abatements/Concessions)	(819,952)	(1,057,361)	(3,064,293)	(2,371,766)	0	$0.00
(Commercial Credit Loss)	(11,357)	0	(456,344)	0	0	$0.00
Effective Gross Income	$10,028,775	$12,687,221	$12,327,908	$17,173,766	$19,596,862	$35.69

Real Estate Taxes	$2,135,152	$1,795,222	$1,927,178	$2,169,616	$2,283,310	$4.16
Insurance	84,360	94,237	97,582	100,100	237,806	$0.43
Management Fee	239,354	273,287	270,541	319,039	587,906	$1.07
Other Expenses	3,442,506	3,738,207	3,924,837	4,219,343	4,252,137	$7.74
Total Expenses	$5,901,372	$5,900,953	$6,220,138	$6,808,099	$7,361,159	$13.41

Net Operating Income	$4,127,402	$6,786,268	$6,107,770	$10,365,667	$12,235,703	$22.28
Replacement Reserves	$0	$0	$0	$0	$109,815	$0.20
TI/LC	0	0	0	0	400,788	$0.73
Net Cash Flow	$4,127,402	$6,786,268	$6,107,770	$10,365,667	$11,725,100	$21.35

Occupancy %	57.5%	63.4%	76.5%	87.1%	85.7%
NCF DSCR(3)	0.63x	1.04x	0.93x	1.58x	1.79x
NOI Debt Yield(3)	4.1%	6.8%	6.1%	10.4%	12.2%
(1)	Based on the underwritten rent rolls dated April 17, 2026.
(2)	Other income includes parking income. 2025 Other Income includes a one-time partial termination fee of $946,000 for AON Service Corporation (Suite 1500 and 1510).
(3)	Based on the Pinnacle Tower Whole Loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

65

Office – Suburban 5001-5005 Lyndon B. Johnson Freeway Farmers Branch, TX 75244	Collateral Asset Summary – Loan No. 4 Pinnacle Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 60.7% 1.79x 12.2%

Appraisal. According to the appraisal, the Pinnacle Tower Property had an “as-is” appraised value of $164,800,000, as of January 30, 2026.

Pinnacle Tower Appraised Value(1)
Property	Value	Capitalization Rate
Pinnacle Tower	$164,800,000	7.50%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental site assessment report dated January 19, 2026, there was no evidence of any recognized environmental conditions at the Pinnacle Tower Property.

The Market. The Pinnacle Tower Property is located at 5001-5005 Lyndon B. Johnson Freeway in Farmers Branch, Texas, within Dallas County. The Pinnacle Tower Property is located 12.5 miles north of Dallas. According to the appraisal, Dallas, Texas is a hub for diverse industries including finance, technology, defense, and telecommunications. The city’s office spaces, such as Pinnacle Tower Property, cater to a growing professional workforce, with a concentration of Fortune 500 companies. The economic landscape is bolstered by the financial sector, with institutions such as Zions Bancorporation contributing significantly to employment. Dallas's strategic location and its status as a transportation nexus, with major highways and Dallas/Fort Worth International Airport nearby, support its logistics and distribution industry. The city's economy is further diversified by the healthcare sector, with major employers like Intermountain Health Care anchoring this industry. The presence of educational institutions and a skilled workforce continue to attract high-tech firms, fostering innovation and growth within the local market.

According to the appraisal, the Pinnacle Tower Property is located within the Dallas-Fort Worth market and the East LBJ Freeway submarkets. As of the fourth quarter of 2025, the Dallas-Fort Worth market vacancy rate was 17.8%, while the East LBJ Freeway submarket exhibited a higher vacancy rate of 23.2%. Average office rents within the Dallas-Fort Worth market averaged $24.89 per SF, and office rents within the East LBJ Freeway submarket averaged $22.47 per SF. The average office rental rates in the Dallas-Fort Worth market and the East LBJ Freeway submarkets have been following an improving trend, however, slightly decreased in the second and third quarters of 2025.

The table below presents certain information relating to office leases comparable to those at the Pinnacle Tower Property identified by the appraisal:

Comparable Office Leases(1)
Property Name/Location	Year Built/ Renovated	Total GLA (SF)	Tenant	Tenant Size (SF)	Lease Start Date	Lease Term (years)	Annual Rent PSF
Pinnacle Tower(2) Farmers Branch, TX	1985 / 2017-2025	549,076	Guidestone Financial Resources	138,468	Sep-22	10.5	$25.38
Two Lincoln Centre Dallas, TX	1982 / 2022	619,542	Lapis Carbon Solutions	7,409	Jan-26	3.0	$42.50
Three Galleria Tower Dallas, TX	1991 / 2023	523,943	Marsh McLennan	90,000	May-25	11.8	$35.00
International Plaza II Dallas, TX	2000 / 2020	388,430	Forvis, LLP	30,650	Oct-24	10.4	$35.00
One Galleria Tower Dallas, TX	1981 / 2018	514,246	Zyston	7,065	Jul-24	4.3	$32.63
(1)	Source: Appraisal.
(2)	Based on underwritten rent roll as of April 17, 2026.

The Borrower and the Borrower Sponsor. The borrower for the Pinnacle Tower Whole Loan is UST Pinnacle Owner, L.P., a Delaware limited partnership and single purpose entity with two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Pinnacle Tower Whole Loan. The borrower sponsor and non-recourse carveout guarantor under the Pinnacle Tower Whole Loan is Estein Holdings, LTD. (“Estein”), a Florida limited partnership.

Estein has been active in real estate since 1974, when the company first began operation in Germany. Since the early 1990s, Estein has concentrated exclusively on United States real estate, broadening its portfolio to include office buildings, power centers, hotels, industrial properties, and residential lot development. Estein has raised and invested more than $6 billion in total equity.

Property Management. The Pinnacle Tower Property is currently managed by Vanderbilt Office Properties, LLC (“VOP”), a borrower-related management company.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

66

Office – Suburban 5001-5005 Lyndon B. Johnson Freeway Farmers Branch, TX 75244	Collateral Asset Summary – Loan No. 4 Pinnacle Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 60.7% 1.79x 12.2%

Initial and Ongoing Reserves. At loan origination, the borrower deposited approximately (i) $558,685 into a real estate tax reserve account, (ii) $19,817 into an insurance reserve account, (iii) $11,025 into a deferred maintenance account, (iv) $2,500,000 into a TI/LC reserve account and (v) $1,676,522 into an unfunded obligations reserve for, among other things, unfunded tenant improvements and leasing commissions, abated or free rent and abated common area maintenance or tax reimbursements.

Tax Escrows – On each payment date, the borrower is required to deposit into a tax reserve account an amount equal to 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $186,228).

Insurance Escrows – On each payment date, except if the Pinnacle Tower Property is insured under an acceptable blanket policy, the borrower is required to deposit into an insurance reserve account an amount equal to 1/12th of the insurance premiums that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $19,817). As of the origination date of the Pinnacle Tower Mortgage Loan, an acceptable blanket policy was not in place.

TI/LC Reserve – On each payment date beginning with the payment date in April 2028, the borrower is required to deposit into a tenant improvement and leasing commission reserve account an amount equal to approximately $45,833.

Capital Expenditures Reserve – On each payment date, the borrower is required to deposit into a capital expenditure reserve account an amount equal to approximately $9,167.

Critical Tenant Reserve – On each payment date during the continuance of a Critical Tenant Trigger Event (as defined below), to the extent the cash management account has not yet been established, the borrower is required to deposit into a critical tenant reserve account all excess cash flow which would otherwise be deposited into such critical tenant reserve account. The borrower also has the option (but not the obligation), in its sole discretion, within 10 business days of receipt of notice of the occurrence of a Critical Tenant Trigger Event or at any time thereafter during the continuance of a Pinnacle Tower Trigger Period (as defined below) resulting from a Critical Tenant Trigger Event, to deposit with the lender cash or a letter of credit in an aggregate amount that, when combined with the cash balance in the critical tenant reserve account, is equal to $2,892,138 (and, to the extent timely made, a Pinnacle Tower Trigger Period will not commence as a result of a Critical Tenant Trigger Event and, to the extent made following the commencement and during the existence of a Pinnacle Tower Trigger Period resulting solely from a Critical Tenant Trigger Event, such Pinnacle Tower Trigger Period will end and no longer be deemed to exist).

A “Critical Tenant" means any of the following: (i) Guidestone Financial Resources of the Southern Baptist Convention (“Guidestone”), (ii) New York Life Insurance Company and certain of its affiliates named in the Pinnacle Tower Whole Loan documents (“NYLIC”) and (iii) any future tenant which takes occupancy of all or a portion of a Critical Tenant Space (as defined below) pursuant to a Critical Tenant lease.

A "Critical Tenant Trigger Event" means the occurrence of any of the following: (x) the date of the filing of a bankruptcy petition by or against any Critical Tenant or the guarantor under its lease under the Bankruptcy Code or any such Critical Tenant or guarantor is deemed legally insolvent or otherwise makes a general assignment for the benefit of creditors (a “Critical Tenant Bankruptcy Trigger Event”); (y) the Critical Tenant has failed to renew its lease as to at least 80% or more of its Critical Tenant Space as of the date that is the earlier of (a) the date required pursuant to its Critical Tenant lease or (b) 12 months prior to the expiration of its Critical Tenant lease (a “Critical Tenant Non-Renewal Trigger Event”); or (z) the date that any Critical Tenant either (i) gives notice or there is otherwise written evidence (including from publicly available information) of an intent to terminate its lease or vacate 20% or more of its Critical Tenant Space or effectuates an early termination of its Critical Tenant lease or (ii) is no longer operating in at least 80% of its Critical Tenant Space excluding any temporary discontinuance of its business (A) for a period not to exceed 30 consecutive days and not more than 90 days in any 12-month period so long as the Critical Tenant is otherwise in compliance with the terms of its Critical Tenant lease, (B) caused solely by casualty or condemnation or renovations or alterations undertaken pursuant to the terms of its Critical Tenant lease and which discontinuance, in the case of renovations, does not extend for a period in excess of 180 consecutive days and (C) caused by force majeure (a “Critical Tenant Vacating Trigger Event”).

"Critical Tenant Disbursement Conditions" mean the satisfaction of the following conditions: (a) as it relates to a Critical Tenant Bankruptcy Trigger Event, the occurrence of any of the following: (1) such case is dismissed ninety (90) days after commencement without any negative impact on the applicable Critical Tenant lease and the Critical Tenant thereunder is paying normal monthly rent and is otherwise in compliance with the terms of its Critical Tenant lease and has provided an updated estoppel certificate acceptable to the lender, (2) the applicable Critical Tenant has assumed its Critical Tenant lease during the bankruptcy proceeding, is paying normal monthly rent and is otherwise in compliance with the terms thereof and has provided an updated estoppel certificate acceptable to the lender or (3) the applicable Critical Tenant lease is terminated and at least eighty percent (80%) of the Critical Tenant Space is subject to one or more approved substitute leases; (b) as it relates to a Critical Tenant Non-Renewal Trigger Event, either (1) the applicable Critical Tenant enters a renewal or extension of its Critical Tenant lease pursuant to the existing terms contained therein and such Critical Tenant is in occupancy of at least eighty percent (80%) of its Critical Tenant Space and is operating therein, paying full monthly rent, is not in default under the terms of its Critical Tenant lease and has provided an updated estoppel certificate satisfactory to the lender or (2) the applicable Critical Tenant lease is terminated and at least eighty percent (80%) of the Critical Tenant Space is subject to one or more

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

67

Office – Suburban 5001-5005 Lyndon B. Johnson Freeway Farmers Branch, TX 75244	Collateral Asset Summary – Loan No. 4 Pinnacle Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 60.7% 1.79x 12.2%

approved substitute leases; and (c) as it relates to a Critical Tenant Vacating Trigger Event, either (1) the lender is provided with evidence reasonably satisfactory to the lender that the applicable Critical Tenant has recommenced its operations in at least eighty percent (80%) of its Critical Tenant Space, is paying full monthly rent, is not in default under the terms of its Critical Tenant lease and has provided an updated estoppel certificate satisfactory to the lender or (2) the applicable Critical Tenant lease is be terminated and at least eighty percent (80%) of the Critical Tenant Space being subject to one or more approved substitute leases.

A "Critical Tenant Space" means any of the following: (i) the approximate 138,468 square feet of leased premises (the "Guidestone Space") subject to the existing lease between the borrower, as landlord, and Guidestone, as tenant (as amended, the "Guidestone Lease"); (ii) the approximate 90,208 square feet of leased premises (the "NYLIC Space") subject to the existing leases between the borrower, as landlord, and NYLIC, as tenant (as amended, the "NYLIC Leases"); and (iii) the leased premises occupied by a future Critical Tenant pursuant to its Critical Tenant lease.

Lockbox / Cash Management. The Pinnacle Tower Whole Loan is structured with a hard lockbox and springing cash management. The borrower and the property manager are required to direct the tenants to pay rent directly into the lockbox account, and to deposit any rents otherwise received into such account within two business days after receipt. On each business day funds will be swept (a) if no Pinnacle Tower Trigger Period is continuing, to a borrower operating account and (b) if a Pinnacle Tower Trigger Period is continuing, to the cash management account.

During the continuance of a Pinnacle Tower Trigger Period or, at the lender’s discretion, the continuance of an event of default under the Pinnacle Tower Whole Loan, all amounts on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to be deposited into an excess cash flow reserve account as additional collateral for the Pinnacle Tower Whole Loan.

A “Pinnacle Tower Trigger Period” means each period commencing when (a) the debt service coverage ratio (as calculated under the Pinnacle Tower Whole Loan documents), determined as of the first day of any fiscal quarter beginning with the fiscal quarter beginning on June 1, 2027, is less than 1.25x and the borrower has not made a cash deposit into the excess cash flow account or delivered a letter of credit to the lender in an aggregate amount that, when combined with the cash balance in the excess cash flow account, is equal to $2,892,138 as described under “Initial and Ongoing Reserves,” above, and ending when the debt service coverage ratio (as calculated under the Pinnacle Tower Whole Loan documents), determined as of the first day of each of two consecutive fiscal quarters thereafter is equal to or greater than 1.25x or such cash deposit or letter of credit is delivered to lender, (b) if the annual, quarterly or monthly financial reports required under the Pinnacle Tower Whole Loan documents are not timely delivered to the lender as and when required (subject to any applicable notice and cure periods) and ending when such reports are delivered and they indicate, in fact, that no Pinnacle Tower Trigger Period is ongoing or (c) each period that commenced upon the occurrence of a Critical Tenant Trigger Event and the borrower has not timely made the cash deposit into the critical tenant account or delivered a letter of credit to lender and ending upon the earlier of (x) the satisfaction of the applicable Critical Tenant Disbursement Conditions (as defined above) or (y) an appropriate deposit of cash is made to the excess cash flow account or a letter of credit is deposited with the lender as set forth in the Pinnacle Tower Whole Loan documents.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Subordinate or Mezzanine Debt. The beneficial owners of a successor borrower are permitted to obtain a mezzanine loan secured by their interests in such successor borrower in connection with the sale of the Pinnacle Tower Property and assumption of the Pinnacle Tower Whole Loan, subject to the satisfaction of certain conditions, including, among others: (i) no event of default under the Pinnacle Tower Whole Loan is continuing, (ii) the loan-to-value ratio (as calculated under the Pinnacle Tower Whole Loan documents and taking into account the mezzanine loan and the Pinnacle Tower Whole Loan) is no greater than 60.68%, (iii) the debt yield (as calculated under the Pinnacle Tower Whole Loan documents and taking into account the mezzanine loan and the Pinnacle Tower Whole Loan) is at least 11.38%, (iv) the debt service coverage ratio (as calculated under the Pinnacle Tower Whole Loan documents and taking into account the mezzanine loan and the Pinnacle Tower Whole Loan) is at least 1.51x, (v) the execution of an intercreditor agreement that is reasonably acceptable to the lender; and (vi) receipt of a rating agency confirmation.

Release of Collateral. Not permitted.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

68

Office – Suburban 13024 Ballantyne Corporate Place Charlotte, NC 28277	Collateral Asset Summary – Loan No. 5 Harris Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,000,000 59.9% 1.78x 12.4%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

69

Office – Suburban 13024 Ballantyne Corporate Place Charlotte, NC 28277	Collateral Asset Summary – Loan No. 5 Harris Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,000,000 59.9% 1.78x 12.4%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

70

Office – Suburban 13024 Ballantyne Corporate Place Charlotte, NC 28277	Collateral Asset Summary – Loan No. 5 Harris Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,000,000 59.9% 1.78x 12.4%
Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Office – Suburban
Borrower Sponsor(s):	Northwood Real Estate Partners LP	Collateral:	Fee
Borrower(s):	NW JJH Building LP	Location:	Charlotte, NC
Original Balance:	$64,000,000	Year Built / Renovated:	2008 / 2022
Cut-off Date Balance:	$64,000,000	Property Management:	Northwood Office LLC
% by Initial UPB:	8.5%	Size:	271,556 SF
Interest Rate:	6.36700%	Appraised Value / Per SF(2):	$106,800,000 / $393
Note Date:	March 13, 2026	Appraisal Date(2):	January 20, 2026
Original Term:	60 months	Occupancy:	87.1% (as of February 20, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	87.2%
Original Amortization:	NAP	Underwritten NOI(3):	$7,950,055
Interest Only Period:	60 months	Underwritten NCF:	$7,339,054
First Payment Date:	May 6, 2026
Maturity Date:	April 6, 2031	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(4):	$2,989,674 (TTM September 30, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$2,021,005
Call Protection:	L(11),YM1(14),DorYM1(31),O(4)	2023 NOI(4):	$520,247
Lockbox / Cash Management:	Hard / Springing	2022 NOI(4):	NAV

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$236
Taxes:	$159,029	$39,757	NAP	Maturity Date Loan / SF:	$236
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	59.9%
Replacement Reserves:	$0	$5,657	$67,889	Maturity Date LTV:	59.9%
Approved Leasing Expenses:	$6,743,787	$45,259	NAP	UW NOI DY:	12.4%
Free Rent Reserve:	$803,506	$0	NAP	UW NCF DSCR:	1.78x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$64,000,000	100.0%	Loan Payoff	$32,010,370	50.0%
			Borrower Sponsor Equity	23,047,542	36.0
			Upfront Reserves	7,706,322	12.0
			Closing Costs	1,235,766	1.9
Total Sources	$64,000,000	100.0%	Total Uses	$64,000,000	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(2)	The Harris Building Property (as defined below) had an “as-is” (funded reserves) appraised value of $106,800,000 as of January 20, 2026. Based on the “as-is” appraised value of $99,300,000, the Cut-off Date LTV and Maturity Date LTV for the Harris Building Mortgage Loan (as defined below) are each 64.5%.
(3)	The increase from Most Recent NOI to Underwritten NOI totaling $4,623,363 in base rent is due to recent leasing (TD Bank, Utica Mutual Insurance Company) at the Harris Building Property.
(4)	Historical financials are unavailable for 2022 due to major renovations at the Harris Building Property in 2022.

The Loan. The fifth largest mortgage loan (the “Harris Building Mortgage Loan”) is secured by the borrower’s fee interest in a 271,556 square foot office property located in Charlotte, North Carolina (the “Harris Building Property”). The Harris Building Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $64,000,000. The Harris Building Mortgage Loan was originated on March 13, 2026 by German American Capital Corporation and accrues interest at a fixed rate of 6.36700% per annum on an Actual/360 basis. The Harris Building Mortgage Loan has an initial term of five years and is interest-only for the full term. The scheduled maturity date of the Harris Building Mortgage Loan is April 6, 2031.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

71

Office – Suburban 13024 Ballantyne Corporate Place Charlotte, NC 28277	Collateral Asset Summary – Loan No. 5 Harris Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,000,000 59.9% 1.78x 12.4%

The Property. The Harris Building Property is a 10-story, Class-A office building on 5.44-acres located within the Ballantyne Corporate Park in Charlotte, North Carolina. The Harris Building Property was constructed in 2008 and renovated in 2022. The Harris Building Property is LEED®-certified and received the ENERGY STAR designation. The Harris Building Property has complimentary structured parking with an air-conditioned walkway to offices, active green spaces with a pond, and rotating food truck options. Additional Property amenities include direct walking access to retail amenities at The Bowl (as described below), expansive glass views, an amenity suite, WI-FI enabled green space, a fire pit, and a floor 10 balcony. Primary access to the Harris Building Property is provided by I-485, a 6-lane right of way thoroughfare traversing the neighborhood east-west. I-485 is a major commuting arterial for residents of South Charlotte. Providence Road, Ballantyne Commons Parkway and US Hwy 521 also provide access to the area.

The borrower sponsor purchased the Harris Building Property in 2017 and from 2018 through 2023, invested approximately $4.8 million in capital improvements. In addition, the borrower sponsor invested approximately $11.2 million in leasing costs to stabilize leasing at the Harris Building Property.

The Harris Building Property is located at the core of Northwood’s “Ballantyne Reimagined”, a multi-phase development. In 2017, the borrower sponsor acquired the 535-acre Ballantyne Corporate Park for approximately $1.2 billion and has strategically invested over $500 million to date, with plans to invest an additional $500 million, repositioning the traditional office park into a dense live-work-play community. The borrower sponsor recently delivered The Bowl at Ballantyne, which includes approximately 70,000 SF of restaurants/retailers (delivered in phases from 2023 to 2025), 356 units of luxury apartments (Oro Ballantyne, delivered in 2025), a 3,500 person amphitheater (The Amp, delivered in 2023), and several public parks, also all within walking distance from the Harris Building Property. According to the borrower sponsor, the borrower sponsor has also submitted plans to build an additional luxury mixed-use multifamily asset adjacent to Oro Ballantyne and a build-to-suit for Wegman’s grocery store is scheduled to be delivered in 2026.

As of February 20, 2026, the Harris Building Property had an in-place occupancy of 87.1%, weighted average rents of $40.75, and a weighted average remaining lease term of approximately 8 years. The Harris Building Property is anchored by investment grade tenant TD Bank, N.A. (91,646 SF, 33.7% of NRA, 40.4% of underwritten base rent, LXD: Aug 2036, NYSE: TD, Fitch/S&P: AA-/A+), with the remainder of the rent roll not featuring any tenants occupying more than 10.7% of total NRA.

Major Tenants. The three largest tenants based on underwritten base rent are TD Bank, N.A. (“TD Bank”), ESA Management, LLC and Utica Mutual Insurance Company.

TD Bank (91,646 square feet; 33.7% of net rentable area; 40.4% of underwritten base rent). TD Bank (NYSE: TD; Fitch: AA-) is the United States retail banking subsidiary of Canadian multinational company Toronto-Dominion Bank, or TD Bank Group. TD Bank operates a full-service banking platform offering consumer and commercial banking, wealth management, and lending products across the United States. As of October 31, 2025, TD Bank reported total assets of approximately $382 billion. TD Bank is the tenant on the lease and is investment-grade rated (Fitch: AA-).

TD Bank executed its original lease at the Harris Building Property in July 2025 to occupy approximately 62,000 SF (suites 100, 800, 900). Less than a month later when the 7th floor of the Harris Building Property became available, TD Bank exercised its ROFR to lease the 7th floor (officially executed expansion December 2025). The original lease and expansion at the Harris Building Property resulted in TD Bank more than tripling its total office footprint (approximately 18,500 SF to approximately 92,000 SF) and employee headcount (111 to over 540) within the Ballantyne campus at the Harris Building Property. According to the borrower sponsor, TD Bank plans to make the Harris Building Property one of its 3 US corporate hubs and is heavily investing into its space out-of-pocket.

TD Bank’s lease on all of its space runs through August 2036. TD Bank’s lease on suites 100, 800, and 900 commenced on November 1, 2025. Its lease on suite 700 commenced April 1, 2026. TD Bank is currently in the process of building out all of its space and it is expected to officially take occupancy in the second or third quarter of 2026. TD Bank has two 5-year renewals with written notice to the landlord not more than eighteen months nor less than twelve months prior to the expiration of the lease term and zero termination or contraction options associated with its lease. There can be no assurance that TD Bank will take occupancy as expected.

ESA Management, LLC (29,005 square feet; 10.7% of net rentable area; 12.7% of underwritten base rent). ESA Management, LLC is the operating and management platform behind the Extended Stay America hotel brand, one of the largest providers of extended-stay lodging in the United States. The company oversees day-to-day hotel operations, asset management, and brand execution across a nationwide portfolio serving business travelers, relocating professionals, and long-term transient guests. Extended Stay America was founded in 1995 in Fort Lauderdale, Florida, going public later that year. Blackstone acquired and took Extended Stay America private in 2004 for $3.1 billion. Extended Stay America is now publicly traded again on the NASDAQ (“STAY”). Extended Stay America currently has over 650 hotels in the United States and Canada and employs over 10,000 people.

The Harris Building Property serves as the global HQ location for Extended Stay America. ESA’s lease commenced in January 2023 and expires in October 2033, providing 7.5 years of remaining lease term. ESA has one 5-year renewal option at fair market value with written notice to the landlord not more than eighteen months nor less than twelve months prior to the expiration of the lease term. ESA has a one-time option of terminating the lease early on the last day of the 84th month of the term (10/31/2030) with 12 months’ written notice and payment of a termination penalty which includes 6 months of base rent and additional rent following the termination date and the

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Office – Suburban 13024 Ballantyne Corporate Place Charlotte, NC 28277	Collateral Asset Summary – Loan No. 5 Harris Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,000,000 59.9% 1.78x 12.4%

unamortized portion of landlord’s costs, including abated rent, improvement allowance, legal fees incurred in connection with termination, and leasing commissions.

Utica Mutual Insurance Company (16,745 square feet; 6.2% of net rentable area; 7.6% of underwritten base rent). Utica Mutual Insurance Company (AM Best: A) is a United States based mutual insurance organization providing property and casualty insurance products to individuals, small businesses, and institutional clients. Founded in 1914 and headquartered in New Hartford, New York, Utica Mutual operates through a nationwide distribution network of independent agents and regional offices.

Utica’s lease commenced in September 2025 and expires in June 2036, providing over ten years of remaining lease term. The tenant has one 5-year renewal option at fair market value with written notice to the landlord not more than eighteen months nor less than twelve months prior to the expiration of the lease term and no termination options.

The following table presents certain information relating to the major tenants at the Harris Building Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of U/W Base Rent	Lease Expiration	Term. Option (Y/N)	Renewal Option
TD Bank, N.A.	A2/A+/AA-	91,646	33.7%	$3,894,955	$42.50	40.4%	8/31/2036	N	2 x 5yr
ESA Management, LLC	NR/NR/NR	29,005	10.7%	$1,228,072	$42.34	12.7%	10/31/2033	Y(3)	1 x 5yr
Utica Mutual Insurance Company	NR/NR/NR	16,745	6.2%	$728,408	$43.50	7.6%	6/30/2036	N	1 x 5yr
Siemens Corporation	Aa3/AA-/NR	18,079	6.7%	$696,378	$38.52	7.2%	8/31/2027	N	1 x 5yr
CrossCountry Mortgage, LLC	NR/NR/NR	16,074	5.9%	$660,758	$41.11	6.9%	2/29/2028	N	1 x 3yr
Morgan Stanley	A1/A-/A+	11,545	4.3%	$480,734	$41.64	5.0%	6/30/2034	Y(4)	1 x 5yr
Sibelco North America, Inc.	NR/NR/NR	10,981	4.0%	$461,434	$42.02	4.8%	1/31/2035	Y(5)	1 x 5yr
RSG Specialty, LLC	NR/NR/NR	8,452	3.1%	$356,427	$42.17	3.7%	4/30/2027	N	None
UBS Financial Services, Inc.	A2/A-/A+	6,990	2.6%	$279,942	$40.05	2.9%	7/31/2028	N	1 x 5yr
Jacobs Engineering Group, Inc.	Baa2/BBB-/NR	4,471	1.6%	$187,380	$41.91	1.9%	12/31/2028	N	1 x 5yr
Largest Tenants		213,988	78.8%	$8,974,487	$41.94	93.1%
Remaining Occupied		22,652	8.3%	$667,447	$29.47	6.9%
Total Occupied		236,640	87.1%	$9,641,934	$40.75	100.0%
Vacant		34,916	12.9%
Total		271,556	100.0%
(1)	Based on the underwritten rent roll dated February 20, 2026.
(2)	Certain ratings are those of the parent company, whether or not the parent guarantees the lease.
(3)	ESA has the one-time option to terminate its lease early on the last day of the 84th month of the term (10/31/2030) with 12 months’ written notice.
(4)	Morgan Stanley has the one-time option to terminate its lease early on the last day of the 84th month of the term (5/31/2030) with 12 months’ written notice.
(5)	Sibelco North America, Inc. has the one-time option to terminate its lease early on the last day of the 67th month of the term (2/28/2030) with 12 months’ written notice.

The following table presents certain information relating to the lease rollover schedule at the Harris Building Property:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned NRA	% of Owned NRA	Cumulative % of Owned NRA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	26,531	9.8%	9.8%	1,052,805	10.9%	$39.68	2
2028	27,535	10.1%	19.9%	1,128,080	11.7%	$40.97	3
2029	3,261	1.2%	21.1%	139,375	1.4%	$42.74	1
2030	10,987	4.0%	25.2%	462,533	4.8%	$42.10	4
2031	0	0.0%	25.2%	0	0.0%	$0.00	0
2032	1,818	0.7%	25.8%	65,539	0.7%	$36.05	1
2033	29,005	10.7%	36.5%	1,228,072	12.7%	$42.34	1
2034	11,545	4.3%	40.8%	480,734	5.0%	$41.64	1
2035	10,981	4.0%	44.8%	461,434	4.8%	$42.02	1
2036 & Thereafter	114,977	42.3%	87.1%	4,623,363	48.0%	$40.21	4
Vacant	34,916	12.9%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	271,556	100.0%	100.0%	$9,641,934	100.0%	$40.75	18
(1)	Based on the underwritten rent roll dated February 20, 2026.
(2)	Certain leases may have termination options that are exercisable prior to the originally stated expiration date of the lease and that are not considered in this Lease Rollover Schedule.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Office – Suburban 13024 Ballantyne Corporate Place Charlotte, NC 28277	Collateral Asset Summary – Loan No. 5 Harris Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,000,000 59.9% 1.78x 12.4%

The following table presents certain information relating to the historical operating performance and underwritten net cash flow at the Harris Building Property:

Cash Flow Analysis(1)(2)
	2023	2024	TTM 9/30/2025	U/W	U/W Per SF
Base Rent	$3,321,670	$4,189,165	$4,889,703	$9,641,934	$35.51
Credit Rent Steps	0	0	0	280,418	$1.03
Contractual Rent Steps	0	0	0	146,679	$0.54
Potential Income from Vacant Space	0	0	0	1,483,930	$5.46
Gross Potential Rent	$3,321,670	$4,189,165	$4,889,703	$11,552,961	$42.54
Reimbursements	$96,235	$10,873	$92,855	$85,547	$0.32
Parking Income	21,311	231,419	236,419	15,933	$0.06
Total Gross Income	$3,439,216	$4,431,457	$5,218,977	$11,654,441	$42.92
Abatements	($1,208,191)	($519,449)	($328,452)	$0	$0.00
(Vacancy / Credit Loss)	0	0	0	(1,483,930)	($5.46)
Effective Gross Income	$2,231,026	$3,912,008	$4,890,525	$10,170,511	$37.45

Management Fee	$67,394	$121,055	$146,512	$305,115	$1.12
Real Estate Taxes	471,560	429,294	457,402	472,456	$1.74
Insurance	35,206	55,203	57,901	50,967	$0.19
General and Administrative	115,443	182,368	220,686	256,586	$0.94
Utilities	234,870	269,343	238,885	281,263	$1.04
Other Expenses(3)	786,306	833,740	779,466	854,069	$3.15
Total Expenses	$1,710,779	$1,891,004	$1,900,851	$2,220,456	$8.18

Net Operating Income(5)	$520,247	$2,021,005	$2,989,674	$7,950,055	$29.28
Replacement Reserves	$0	$0	$0	$67,889	$0.25
TI/LC Reserves	0	0	0	543,112	$2.00
Net Cash Flow	$520,247	$2,021,005	$2,989,674	$7,339,054	$27.03

Occupancy (%)	38.8%	42.7%	76.4%	87.2%(4)
NCF DSCR	0.13x	0.49x	0.72x	1.78x
NOI Debt Yield	0.8%	3.2%	4.7%	12.4%
(1)	Based on the underwritten rent roll dated February 20, 2026.
(2)	Historical financials are unavailable for 2022 due to major renovations at the Harris Building Property in 2022.
(3)	Other Expenses includes janitorial, landscaping services, common area maintenance, and other miscellaneous items.
(4)	Represents Economic Occupancy.
(5)	The increase from Most Recent NOI to Underwritten NOI is due to recent leasing (TD Bank, Utica Mutual Insurance Company) at the Harris Building Property totaling $4,623,363 in base rent.

Appraisal. The Harris Building Property had an “as-is” (funded reserves) appraised value of $106,800,000 as of January 20, 2026. Based on the “as-is” appraised value of $99,300,000, the Cut-off Date LTV and Maturity Date LTV for the Harris Building Mortgage Loan are each 64.5%.

Harris Building Appraised Value(1)
Property	Value	Capitalization Rate
Harris Building	$106,800,000	7.50%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental report dated January 23, 2026, there was no evidence of any recognized environmental conditions at the Harris Building Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

74

Office – Suburban 13024 Ballantyne Corporate Place Charlotte, NC 28277	Collateral Asset Summary – Loan No. 5 Harris Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,000,000 59.9% 1.78x 12.4%

The Market. The Harris Building Property is a Class A, multi-tenant office property located at 13024 Ballantyne Corporate Place in the Ballantyne area of Charlotte, Mecklenburg County, North Carolina, and is part of the Charlotte-Concord-Gastonia, NC-SC Metropolitan Statistical Area (“Charlotte MSA”). The Harris Building Property is located approximately 12 miles south of Uptown Charlotte within Ballantyne Corporate Park, a master-planned, mixed-use district featuring office, retail, hospitality, multifamily, and recreational uses, including The Bowl at Ballantyne. Primary access to the Harris Building Property is provided by Interstate 485, with additional access via Ballantyne Commons Parkway, Johnston Road, and U.S. Highway 521, providing efficient regional connectivity. According to the appraisal, the Harris Building Property offers strong ingress and egress while benefitting from proximity to a growing employment base, high-income residential areas, and expanding retail and lifestyle amenities.

According to third-party market data cited in the appraisal, the Harris Building Property is located within the South/485 office submarket of the Charlotte MSA. As of third quarter 2025, the South/485 submarket comprised approximately 8.2 million square feet of office inventory, with an overall occupancy rate of 81.0% and average gross asking rents of $38.92 per square foot. The submarket experienced positive net absorption during 2025 and continues to outperform the broader Charlotte office market in terms of rental rates, reflecting its competitive positioning and Class A asset concentration.

According to the appraisal, the 2025 population within a one-, three-, and five-mile radius of the Harris Building Property was approximately 7,304, 92,002, and 194,699, respectively. Average household income within the same radii was approximately $167,609, $167,948, and $177,384, respectively, significantly above Charlotte MSA averages. Additionally, approximately 68.9% of residents within a one-mile radius hold a college degree, supporting the property’s appeal to office users seeking access to a highly educated workforce.

The following table presents information relating to comparable office leases for the Harris Building Property:

Comparable Office Rental Summary(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Tenant	Suite Size (SF)	Lease Commencement	Lease Term (Yrs)	Base Rent (PSF)
Harris Building 13024 Ballantyne Corporate Place	-	2008 / 2022	ESA Management, LLC(2)	29,005(2)	Jan-23(2)	10.8(2)	$42.34(2)
Charlotte, NC
Ballantyne Tower 13320 Ballantyne Corporate Place	0.2 mi	2011 / NAP	SERC Reliability	28,525	Feb-25	12.7	$39.65
Charlotte, NC
Panorama Tower 14819 Ballantyne Village Parkway	0.6 mi	2021 / NAP	Snap One	30,000	Nov-24	10.1	$44.00
Charlotte, NC
Toringdon Office Park 3420, 3426, 3430, 3436, 3440 & 3530 Toringdon Way	0.6 mi	2004 / NAP	Huber + Suhner	9,671	Feb-24	10.7	$38.50
Charlotte, NC
Piedmont Town Center 4720 & 4725 Piedmont Row Drive	6.6 mi	2005 / NAP	PNC Bank	42,000	Jul-25	7.6	$43.75
Charlotte, NC
Rotunda Building 4201 Congress Street	6.7 mi	1988 / 2019	Capitala	15,537	Sep-25	5.3	$44.00
Charlotte, NC
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated February 20, 2026.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

75

Office – Suburban 13024 Ballantyne Corporate Place Charlotte, NC 28277	Collateral Asset Summary – Loan No. 5 Harris Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,000,000 59.9% 1.78x 12.4%

The Borrower and the Borrower Sponsors. The borrower is NW JJH Building LP, a Delaware limited partnership and special purpose entity with two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Harris Building Mortgage Loan.

The borrower sponsor is Northwood Real Estate Partners LP and the non-recourse carveout guarantor is NW BCP Holdings LP, a Delaware limited partnership; a subsidiary of Northwood Investors LLC (“Northwood”). Northwood is a privately-owned, employee-held registered investment advisor that was founded in 2006 by John Z. Kukral, former President and CEO of Blackstone Real Estate Advisors. Northwood invests alongside institutional and private clients in a broad range of real estate and real estate-related investment opportunities across the US and Europe, with approximately $7.4 billion of assets under management as of 2025. The Northwood team has deep experience in sourcing, executing, and managing real estate transactions worldwide, ranging from office buildings and shopping centers to hotels and residential investments.

Property Management. The Harris Building Property is managed by Northwood Office LLC, a Delaware limited liability company, an affiliate of the borrower sponsor.

Initial and Ongoing Reserves. At origination of the Harris Building Mortgage Loan, the borrower deposited approximately: (i) $6,743,787 into a leasing reserve for approved leasing expenses on the TD Bank space, (ii) $803,506 into a free rent reserve and (iii) $159,029 into a real estate tax reserve.

Replacement Reserve – On each monthly payment date, the borrower is required to deposit approximately $5,657 for replacements to the Harris Building Property capped at $67,889.

Approved Leasing Expenses Reserve – On each monthly payment date, the borrower is required to deposit approximately $45,259 into a leasing reserve for future tenant improvements and leasing commissions.

Tax Reserve – On each monthly payment date, the borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $39,757).

Insurance Reserve – On each monthly payment date, except if the Harris Building Property is insured under an acceptable blanket policy, the borrower is required to deposit into an insurance reserve an amount equal to 1/12th of the insurance premiums that the lender reasonably estimates will be payable for the renewal of the coverage afforded by the policies upon the expiration thereof. As of the origination date of the Harris Building Mortgage Loan, an acceptable blanket policy was in place.

Lockbox / Cash Management. The Harris Building Mortgage Loan is structured with a hard lockbox and springing cash management. The borrower is required to direct the tenants to pay rent directly into the lockbox account, and the borrower and the property manager are required to deposit any rents otherwise received into such account within three business days after receipt. So long as no Trigger Period (as defined below) is continuing, the amounts on deposit in the lockbox account will be swept to the borrower’s operating account. During the continuance of a Trigger Period, sums on deposit in the lockbox account are required to be transferred on a daily basis to a cash management account controlled by the lender, at a financial institution selected by the lender (and the borrower is required to cooperate with the lender and the cash management bank in the establishment of such account). Funds swept to the cash management account are required to be applied to payment of all monthly amounts due under the Harris Building Mortgage Loan documents (including, without limitation, tax and insurance reserves, debt service and other required reserves) and budgeted property operating expenses and approved extraordinary expenses, with any excess funds being deposited into a lease sweep reserve if a Lease Sweep Period (as defined below) is continuing or if a Lease Sweep Period is not then continuing, being deposited into a cash collateral account to be held by lender as additional collateral for the Harris Building Mortgage Loan during such Trigger Period. During an event of default under the Harris Building Mortgage Loan documents, all sums received from the Harris Building Property and all funds reserved with the lender may be applied to amounts owed under any of the Harris Building Mortgage Loan documents in such amounts, order and manner as the lender elects in its sole discretion.

A “Trigger Period” means a period: (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) if the property manager is a borrower or guarantor affiliate, certain bankruptcy or insolvency events of the property manager, (iii) the debt service coverage ratio falling below 1.20x for any calendar quarter (a “Low DSCR Period”), or (iv) a Lease Sweep Period, and (B) expiring upon, with regard to any Trigger Period commenced in connection with (v) clause (i) above, the cure (if applicable) of such event of default has been accepted by the lender, (w) clause (ii) above, if the manager is replaced by a qualified manager under the Harris Building Mortgage Loan documents, (x) clause (iii) above, (i) the Harris Building Mortgage Loan achieving a debt service coverage ratio of 1.20x or greater for one calendar quarter or (ii) borrower has deposited with the lender cash or a letter of credit in such amount that if applied to the outstanding principal balance would result in a cure of the Low DSCR Period (and in such event, such Trigger Period will cease immediately without any obligation to wait one calendar quarter), or (z) clause (iv) above, the Lease Sweep Period ceasing to exist (and no other Lease Sweep Period is then continuing).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

76

Office – Suburban 13024 Ballantyne Corporate Place Charlotte, NC 28277	Collateral Asset Summary – Loan No. 5 Harris Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,000,000 59.9% 1.78x 12.4%

A “Lease Sweep Period” will commence upon (a) the earlier of (i) the date that is twelve months prior to the expiration of a Lease Sweep Lease (as defined below) and (ii) the date required under the Lease Sweep Lease by which the Sweep Tenant (as defined below) is required to give notice of its exercise of a renewal option thereunder (and has not done so); (b) upon the early termination, early cancellation or early surrender of a Lease Sweep Lease or upon the borrower’s receipt of notice by a Sweep Tenant of its intent to effect an early termination, early cancellation or early surrender of its Lease Sweep Lease; (c) if (i) a Sweep Tenant discontinues its business at the Harris Building Property (i.e., “goes dark”) in 50% or more of its space at the Harris Building Property for a period of at least 60 consecutive days and (ii) there exists a decline in the credit rating of the Sweep Tenant under a Lease Sweep Lease (or its parent entity) below “BBB” or equivalent by any rating agency; (d) upon a monetary or material nonmonetary default under a Lease Sweep Lease by a Sweep Tenant beyond any applicable notice and cure period, or (e) upon a bankruptcy or insolvency proceeding of a Sweep Tenant or its parent or lease guarantor.

A Lease Sweep Period will end (A) in the case of clauses (a) and (b) above, if the entirety of the square footage demised under the Lease Sweep Lease has been re-tenanted pursuant to one or more “qualified leases” as defined in the Harris Building Mortgage Loan documents and, in the lender’s judgment, sufficient funds have been accumulated in the lease sweep reserve to cover all anticipated tenant improvement and leasing commissions and free and/or abated rent in connection therewith (the “Lease Sweep Re-tenanting Costs”) and any debt service and operating shortfalls relating to the delay in the commencement of full rent payments, (B) in the case of clause (a) above, the applicable Lease Sweep Lease has been renewed or extended and sufficient funds have been accumulated in the lease sweep reserve to cover Lease Sweep Re-tenanting Costs, (C) in the case of clause (c) above, (i) the entirety of the Lease Sweep Space (or applicable portion thereof) is leased pursuant to one or more “qualified leases” and, in the lender’s reasonable judgment, and sufficient funds have been accumulated in the lease sweep reserve to cover Lease Sweep Re-tenanting Costs and any debt service and operating shortfalls relating to the delay in the commencement of full rent payments and (ii) the credit rating of the Lease Sweep Tenant under a Lease Sweep Lease (or its parent entity) has been restored to at least “BBB” or equivalent by the relevant rating agencies, (D) in the case of clause (d) above, if the default has been cured and no other default occurs under the Lease Sweep Lease for a period of two consecutive months following such cure, and (E) in the case of clause (e) above, if the applicable bankruptcy or insolvency proceeding has terminated and the applicable Lease Sweep Lease, and any guaranty thereof, has been affirmed or assumed without modification pursuant to a final non-appealable order of the bankruptcy court, all defaults under the Lease Sweep Lease are cured and the Sweep Tenant is in occupancy of its premises and paying full, unabated rent, and adequate assurance of future performance under the Lease Sweep Lease and any guaranty has been provided. A Lease Sweep Period under any clause above will also cease on the date on which funds have accumulated in the lease sweep reserve in an amount equal to at least: (x) $50 per SF with respect to any portion of the space demised under the applicable Lease Sweep Lease that has not been leased pursuant to one or more qualified leases, and (y) to the extent a portion of the Lease Sweep Lease space has been leased pursuant to one or more qualified leases, in the lender’s reasonable judgment, sufficient funds have been accumulated in the lease sweep reserve to cover Lease Sweep Re-tenanting Costs and any debt service and operating shortfalls relating to the delay in the commencement of full rent payments.

A “Lease Sweep Lease” means (i) that certain lease dated July 3, 2025, between the borrower and TD Bank, N.A., as amended by that certain first amendment to office lease, dated as of July 21, 2025, as affected by that certain commencement date agreement, dated as of December 29, 2025, as further amended by that certain 7th floor expansion date agreement, dated as of December 29, 2025, and (ii) any replacement lease that covers a majority of the space currently demised under the lease described in clause (i).

A “Sweep Tenant” means any tenant under a Lease Sweep Lease.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

77

Other – Leased Fee 326 West 40th Street New York, NY 10018	Collateral Asset Summary – Loan No. 6 Four Points by Sheraton Times Square - Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,500,000 79.2% 1.11x 6.5%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

78

Other – Leased Fee 326 West 40th Street New York, NY 10018	Collateral Asset Summary – Loan No. 6 Four Points by Sheraton Times Square - Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,500,000 79.2% 1.11x 6.5%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

79

Other – Leased Fee 326 West 40th Street New York, NY 10018	Collateral Asset Summary – Loan No. 6 Four Points by Sheraton Times Square - Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,500,000 79.2% 1.11x 6.5%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Other - Leased Fee
Borrower Sponsor(s):	The Gehr Group, Inc.	Collateral:	Fee
Borrower(s):	Times Square Hospitality Fee I LLC	Location:	New York, NY
Original Balance:	$49,500,000	Year Built / Renovated:	2009 / 2016
Cut-off Date Balance:	$49,500,000	Property Management:	Self-Managed
% by Initial UPB:	6.6%	Size:	4,938 SF
Interest Rate:	5.80000%	Appraised Value / Per SF:	$62,500,000 / $12,657
Note Date:	April 13, 2026	Appraisal Date:	March 9, 2026
Original Term:	60 months	Occupancy(2):	NAP
Amortization:	Interest Only	UW Economic Occupancy:	100.0%
Original Amortization:	NAP	Underwritten NOI:	$3,216,995
Interest Only Period:	60 months	Underwritten NCF:	$3,216,995
First Payment Date:	June 6, 2026
Maturity Date:	May 6, 2031	Historical NOI(2)
Additional Debt Type:	NAP	Most Recent NOI:	NAV
Additional Debt Balance:	NAP	2025 NOI:	NAV
Call Protection:	L(24),D(29),O(7)	2024 NOI:	NAV
Lockbox / Cash Management:	Hard / Springing	2023 NOI:	NAV

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$10,024
Taxes:	$0	Springing	NAP	Maturity Date Loan / SF:	$10,024
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	79.2%
				Maturity Date LTV:	79.2%
				UW NOI DY:	6.5%
				UW NCF DSCR:	1.11x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$49,500,000	100.0%	Loan Payoff	$46,879,394	94.7%
			Closing Costs(3)	2,546,865	5.1
			Sponsor Equity	73,742	0.1
Total Sources	$49,500,000	100.0%	Total Uses	$49,500,000	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(2)	Occupancy and Historical NOI is not available because the Four Points by Sheraton Times Square – Leased Fee Mortgage Loan (as defined below) is subject to a ground lease between the borrower, as ground lessor, and Times Square Hospitality I, LLC, an affiliate of the borrower, as ground lessee, and was underwritten based on contractual ground rent due to the borrower.
(3)	Closing costs include a rate buydown fee of $1,237,500.

The Loan. The sixth largest mortgage loan (the “Four Points by Sheraton Times Square - Leased Fee Mortgage Loan”) is secured by the borrower’s land/leased fee interest in 4,938 square feet of land beneath the Four Points by Sheraton Times Square Hotel (as defined below) located in the Times Square neighborhood of New York, New York (the “Four Points by Sheraton Times Square - Leased Fee Property”). The Four Points by Sheraton Times Square - Leased Fee Mortgage Loan was originated on April 13, 2026 by CREFI. The Four Points by Sheraton Times Square - Leased Fee Mortgage Loan is evidenced by one promissory note with an outstanding principal balance as of the Cut-off Date of $49,500,000. The Four Points by Sheraton Times Square - Leased Fee Mortgage Loan has a term of five years, is interest-only for the full term and accrues interest at a fixed rate of 5.80000% per annum on an Actual/360 basis. The scheduled maturity date of the Four Points by Sheraton Times Square - Leased Fee Mortgage Loan is May 6, 2031.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

80

Other – Leased Fee 326 West 40th Street New York, NY 10018	Collateral Asset Summary – Loan No. 6 Four Points by Sheraton Times Square - Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,500,000 79.2% 1.11x 6.5%

The Property. The Four Points by Sheraton Times Square - Leased Fee Property consists of the land/leased fee interest in 4,938 SF of land located in the Times Square neighborhood of New York, New York. The Four Points by Sheraton Times Square - Leased Fee Property is subject to a ground lease between the Four Points by Sheraton Times Square – Leased Fee Mortgage Loan borrower, as ground lessor and Times Square Hospitality I, LLC, an affiliate of the borrower, as ground lessee (the “Four Points by Sheraton Times Square Ground Lease”), which expires on June 30, 2115, with no termination or extension options other than due to casualty (during the last 24 months of the term) or substantial condemnation. The initial base rent for the Four Points by Sheraton Times Square Ground Lease was $2.4 million with 2.0% annual increases for the first ten years and increases of the greater of (y) 2.5% and (z) the Consumer Price Index (as defined below) thereafter (commencing in July 2026) provided that the base rent may not increase more than 12.0% during any four lease year period. The maximum estimated ground rent for 2026 is $2,978,645. Underwritten ground rent is based on the estimated five year average ground rent from the July 1, 2026 fiscal year through the July 1, 2030 fiscal year and equates to $3,216,995. The “Consumer Price Index” means the Consumer Price Index for All Urban Consumers published by the Bureau of Labor Statistics of the United States Department of Labor, New York, N.Y.—Northeastern N.J. Area, All Items (1982-84=100), or any successor index thereto, appropriately adjusted.

The Four Points by Sheraton Times Square – Leased Fee Property is improved by a 33-story, 244-room, select service hotel (the “Four Points by Sheraton Times Square Hotel”) which is not collateral for the Four Points by Sheraton Times Square - Leased Fee Mortgage Loan. The Four Points by Sheraton Times Square Hotel opened in 2009 and was most recently renovated in 2016. The Four Points by Sheraton Times Square Hotel features 131 king rooms, 96 double/double rooms, 13 king ADA rooms, and four suites. Amenities at the Four Points by Sheraton Times Square Hotel include a fitness center, two lobby-level food and beverage outlets, Gotham Bistro and Sammy’s Bar, and a rooftop bar space which is shared with an adjacent non-collateral Fairfield Inn & Suites New York Manhattan Times Square hotel which is owned by the borrower sponsor. The rooftop bar space is not currently leased. Primary demand generators for the Four Points by Sheraton Times Square Hotel include Times Square, the Broadway Theater District, Madison Square Garden, the Jacob K. Javits Convention Center, Hudson Yards and surrounding retail, entertainment, and cultural attractions. The Four Points by Sheraton Times Square Hotel is subject to a franchise agreement between the ground lessee and The Sheraton LLC, which expires in 2039.

The following table presents certain information relating to the estimated demand analysis as of the trailing twelve months ending February 2026 with respect to the non-collateral Four Points by Sheraton Times Square Hotel based on market segmentation, as provided by a third-party market research report:

Demand Segmentation(1)
Property	Rooms	Transient	Group
Four Points by Sheraton Times Square Hotel	244	78.8%	21.2%
(1)	Source: Third-party hospitality research report.

The following table presents certain information relating to the current and historical Occupancy, ADR and RevPAR at the non-collateral Four Points by Sheraton Times Square Hotel and its competitors:

Occupancy, ADR, RevPAR(1)
	Four Points by Sheraton Times Square Hotel (2)			Competitive Set(3)			Penetration Factor(4)
Period	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2023	87.3%	$231.35	$202.01	89.2%	$231.93	$206.87	97.9%	99.8%	97.6%
2024	92.4%	$240.84	$222.64	91.4%	$242.33	$221.44	101.2%	99.4%	100.5%
2025	93.1%	$265.47	$247.28	93.6%	$254.28	$238.13	99.5%	104.4%	103.8%
TTM 2/28/2026	93.1%	$267.43	$249.02	93.3%	$256.06	$238.86	99.8%	104.4%	104.3%
(1)	Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Four Points by Sheraton Times Square Hotel are attributable to variances in reporting methodologies and/or timing differences.
(2)	Occupancy, ADR and RevPAR for the Four Points by Sheraton Times Square Hotel are based on the underwritten look-through cash flow.
(3)	Occupancy, ADR and RevPAR for the Competitive Set are based on data provided by a third-party hospitality research report. The Competitive Set consists of voco Times Square South, Fairfield Inn & Suites New York Manhattan Times Square (a borrower sponsor owned hotel which is adjacent to the Four Points by Sheraton Times Square Hotel), Holiday Inn Express New York City Times Square, Hampton by Hilton Inn Manhattan/Times Square South, Holiday Inn New York City Times Square, and Hilton Garden Inn New York Times Square South.
(4)	Penetration Factor is calculated based on the underwritten cash flow and competitive set data provided by a third-party hospitality research report.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

81

Other – Leased Fee 326 West 40th Street New York, NY 10018	Collateral Asset Summary – Loan No. 6 Four Points by Sheraton Times Square - Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,500,000 79.2% 1.11x 6.5%

The following table presents certain information relating to the underwritten cash flows of the Four Points by Sheraton Times Square - Leased Fee Property:

Cash Flow Analysis(1)
	UW	UW PSF(2)
Base Rent(3)	$3,216,995	$651
Gross Potential Rent	$3,216,995	$651
Less: Vacancy	$0	$0
Effective Gross Income	$3,216,995	$651

Total Operating Expenses	$0	$0

Net Operating Income	$3,216,995	$651
FF&E	$0	$0
Net Cash Flow	$3,216,995	$651

NCF DSCR	1.11x
NOI Debt Yield	6.5%
(1)	Historical cash flows are not available since the underwritten financials are based on contractual ground rent under the Four Points by Sheraton Times Square Ground Lease.
(2)	Based on total leasehold SF of 4,938 SF of land.
(3)	Represents the maximum 5-year average ground rent of $3,216,995.

The following table presents certain information relating to the look-through operating history and underwritten cash flows of the non-collateral Four Points by Sheraton Times Square Hotel:

Non-Collateral Look-Through Cash Flow Analysis(1)
	2022	2023	2024	2025	TTM 2/26/2026	UW	UW Per Room(2)
Occupancy (%)	76.9%	87.3%	92.4%	93.1%	93.1%	93.1%
ADR	$213.23	$231.35	$240.84	$265.47	$267.43	$267.43
RevPar	$163.97	$202.01	$222.64	$247.28	$249.02	$249.02

Rooms Revenue	$14,603,001	$17,991,182	$19,882,869	$22,022,541	$22,177,429	$22,177,429	$90,891
Food & Beverage Revenue	260,238	343,506	355,133	321,852	331,836	331,836	$1,360
Other Revenue(3)	53,915	62,702	117,369	144,526	149,210	1,766,306	$7,239
Total Revenue	$14,917,155	$18,397,390	$20,355,371	$22,488,919	$22,658,475	$24,275,571	$99,490

Rooms Expense	$3,285,610	$4,075,806	$4,720,560	$4,759,507	$4,723,481	$4,723,481	$19,359
Food & Beverage Expense	433,321	623,818	670,002	736,552	726,302	726,302	$2,977
Other Departmental Expenses(4)	0	4,424	5,820	9,133	9,323	494,452	$2,026
Departmental Expenses	$3,718,931	$4,704,047	$5,396,382	$5,505,192	$5,459,106	$5,944,235	$24,362

Departmental Profit	$11,198,224	$13,693,343	$14,958,989	$16,983,727	$17,199,369	$18,331,336	$75,128

Management Fee	$372,929	$459,935	$508,884	$562,223	$566,462	$606,889	$2,487
Administrative & General	950,506	1,326,901	1,549,807	1,669,149	1,650,276	1,650,276	$6,763
Marketing & Franchise Fee	1,015,423	1,571,195	1,806,854	2,130,510	2,212,213	2,711,237	$11,112
Operations & Maintenance	616,176	756,415	827,515	846,130	777,280	777,280	$3,186
Other Undistributed Expenses(5)	620,880	625,614	687,815	738,380	767,867	767,867	$3,147
Total Undistributed Expenses	$3,575,913	$4,740,059	$5,380,875	$5,946,392	$5,974,098	$6,513,550	$26,695

Real Estate Taxes	$1,720,089	$1,709,638	$1,731,014	$1,834,982	$1,847,206	$1,969,381	$8,071
Property Insurance	203,354	259,626	325,911	419,936	427,236	389,941	$1,598
Net Operating Income	$5,698,868	$6,984,019	$7,521,189	$8,782,417	$8,950,829	$9,458,465	$38,764

FF&E	$596,686	$735,896	$814,215	$899,557	$906,339	$971,023	$3,980
Net Cash Flow	$5,102,182	$6,248,123	$6,706,974	$7,882,860	$8,044,490	$8,487,442	$34,785

NCF DSCR	1.75x	2.15x	2.30x	2.71x	2.76x	2.92x
NOI Debt Yield	11.5%	14.1%	15.2%	17.7%	18.1%	19.1%
(1)	The “Non-Collateral Look Through Cash Flow Analysis” represents the lender’s estimates of the non-collateral Four Points by Sheraton Times Square Hotel income and expenses, not including ground rent due under the Four Points by Sheraton Times Square Ground Lease.
(2)	UW Per Room values are based on 244 rooms.
(3)	Other Revenue includes proceeds from miscellaneous departments, including telecommunications, laundry/valet service, attrition fees, commissions, and cancellation fees as well as a destination fee. The destination fee is a $30.00 daily charge that is anticipated to generate additional revenue for the hotel by bundling guest amenities, such as a daily $20.00 food and beverage credit, museum admission, Citi Bike access, and enhanced Wi-Fi, into a single fee. The increase in Other Revenue from TTM 2/26/2026 to UW is due to the assumed implementation, as of April 2026, of the destination fee for 65.0% of the rooms accounting for $1,617,096 of Other Revenue.
(4)	Other Departmental Expenses include costs associated with the provision of miscellaneous departments, including telecommunications, and laundry/valet service as well as the destination fee expenses.
(5)	Other Undistributed Expenses include heat, power and light, and information and telecommunications expenses.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

82

Other – Leased Fee 326 West 40th Street New York, NY 10018	Collateral Asset Summary – Loan No. 6 Four Points by Sheraton Times Square - Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,500,000 79.2% 1.11x 6.5%

Appraisal. According to the appraisal, the Four Points by Sheraton Times Square - Leased Fee Property had an “as-is” appraised value of $62,500,000 as of March 9, 2026. The table below shows the appraisal’s “as-is” conclusions:

Four Points by Sheraton Times Square - Leased Fee Appraised Value(1)
Property	Appraised Value	Capitalization Rate
Four Points by Sheraton Times Square - Leased Fee	$62,500,000	4.70%
(1)	Source: Appraisal.

Environmental. According to the Phase I environmental assessment dated March 18, 2026, there were no recognized environmental conditions at the Four Points by Sheraton Times Square - Leased Fee Property.

The Market. The Four Points by Sheraton Times Square - Leased Fee Property is located beneath the Four Points by Sheraton Times Square Hotel located at 326 West 40th Street in the Times Square neighborhood of New York, New York. The Four Points by Sheraton Times Square - Leased Fee Property is located within three blocks of the Times Square – 42nd Street Subway station and the Port Authority Bus Terminal which together provide access to the 1, 2, 3, A, C, E, N, Q, R, W, B, D, F, M, 7 and S subway lines along with regional bus transportation to New Jersey, Pennsylvania, and throughout New York State. Primary demand generators for the Four Points by Sheraton Times Square Hotel include Times Square, the Broadway Theater District, Madison Square Garden, the Jacob K. Javits Convention Center, Hudson Yards and surrounding retail, entertainment, and cultural attractions.

The following table presents certain information relating to the ground lease competitive set of the Four Points by Sheraton Times Square - Leased Fee Property:

Hotel Ground Lease Analysis(1)
Property Name	Location	Term	EBITDAR Coverage Ratio(2)	Ground Rent as % of NOI	Ground Rent per Room	Ground Rent as % of Total Revenue	Ground Rent as % of Rooms Revenue
Four Points by Sheraton Times Square - Leased Fee	New York, NY	99	2.7x	36%	$11,640	13%	13%
Sheraton Park Hotel at Anaheim	Anaheim, CA	64	1.02x	50%	$3,281	5.3%	7.2%
Sofitel Hotel	Los Angeles, CA	75	2.85x	26%	$4,226	3.4%	4.9%
Westin Los Angeles Airport	Los Angeles, CA	90	1.21x	45%	$2,366	3.9%	5.3%
Marriott San Ramon	San Ramon, CA	78	8.96x	10%	$2,557	3.1%	4.5%
Hotel Bardessono	Yountville, CA	100	2.36x	30%	$22,170	7.6%	10.6%
Marriott and AC Fort Lauderdale Airport Dania	Dania, FL	30	6.82x	13%	$2,477	3.1%	4.0%
Hilton Orlando Buena Vista Palace Disney Springs	Orlando, FL	91	2.59x	28%	$7,365	7.6%	14.4%
Holiday Inn Resort Jekyll Island	Jekyll Island, GA	76	9.26x	10%	$1,540	3.4%	3.9%
Seafarer Inn & Suites Ascend Collection	Jekyll Island, GA	74	7.09x	12%	$1,142	3.4%	3.5%
Doubletree Grand Naniloa Hotel	Hilo, HI	65	2.38x	30%	$1,583	2.5%	4.0%
Outrigger Kona Resort & Spa	Kailua Kona, HI	65	2.73x	27%	$2,083	2.8%	4.3%
Lincolnshire Marriott Resort	Lincolnshire, IL	142	2.08x	32%	$3,422	3.4%	9.0%
Hyatt Centric New Orleans French Quarter	New Orleans, LA	78	2.53x	28%	$4,772	6.5%	9.0%
Renaissance Boston Waterfront Hotel	Boston, MA	96	3.78x	21%	$4,404	3.9%	5.5%
Le Méridien Boston Cambridge	Cambridge, MA	65	9.24x	10%	$3,485	3.0%	3.7%
Hilton Garden Inn Plymouth	Plymouth, MI	68	4.66x	18%	$1,465	3.9%	4.4%
InterContinental Minneapolis St. Paul Airport	Saint Paul, MN	75	4.98x	17%	$1,312	1.9%	3.2%
Ace Hotel Brooklyn	Brooklyn, NY	99	3.20x	24%	$6,319	4.0%	5.9%
CitizenM New York Times Square	New York, NY	99	3.83x	21%	$3,826	4.1%	4.6%
The Roger	New York, NY	49	7.30x	12%	$2,049	2.2%	2.6%
Courtyard by Marriott Newburgh Stewart Airport	Newburgh, NY	60	3.65x	21%	$1,321	4.0%	4.4%
Hilton Garden Inn Blacksburg	Blacksburg, VA	65	9.79x	9%	$874	2.5%	2.8%
Embassy Suites SeaTac	Seattle, WA	120	7.19x	12%	$1,829	3.3%	3.6%
Residence Inn by Marriott Seattle Downtown Convention Center	Seattle, WA	108	2.27x	31%	$7,315	9.7%	10.6%
Maximum		142	9.79x	50%	$22,170	9.7%	14.4%
Average		81	4.66x	22%	$3,883	4.1%	5.7%
Median		76	3.72x	21%	$2,517	3.4%	4.5%
Minimum		30	1.02x	9%	$874	1.9%	2.6%
(1)	Source: Appraisal.
(2)	The EBITDAR Coverage Ratio represents the ratio of (i) earnings before interest, taxes, depreciation, amortization and rent to (ii) the ground rent for each comparable property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

83

Other – Leased Fee 326 West 40th Street New York, NY 10018	Collateral Asset Summary – Loan No. 6 Four Points by Sheraton Times Square - Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,500,000 79.2% 1.11x 6.5%

The following table presents certain information relating to the competitive set of the non-collateral Four Points by Sheraton Times Square Hotel:

Hotel Competitive Set(1)
Property	Number of Rooms	Year Opened	Estimated 2025 Occupancy	Estimated 2025 ADR	Estimated 2025 RevPAR
Four Points by Sheraton Times Square - Hotel(2)	244	2009	93.1%	$267.43	$249.02
voco Times Square South	224	2008	90% - 95%	$255 - $265	$235 - $245
Fairfield Inn & Suites by Marriott New York Manhattan/Times Square(3)	244	2009	95% - 100%	$265 - $275	$250 - $260
Holiday Inn Express New York City Times Square	210	2009	90% - 95%	$245 - $255	$220 - $230
Hampton Inn Manhattan Times Square South	184	2009	90% - 95%	$265 - $275	$235 - $245
Holiday Inn Times Square	271	2015	95% - 100%	$230 - $240	$225 - $235
Hilton Garden Inn Times Square South	250	2017	95% - 100%	$250 - $260	$240 - $250
Total Avg. Competitive Set	1,627		94.0%	$255.95	$239.50
(1)	Source: Appraisal. Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Four Points by Sheraton Times Square Hotel are attributable to variances in reporting methodologies and/or timing differences.
(2)	Based on the underwritten look-through cash flow.
(3)	Adjacent hotel owned by the borrower sponsor.

The Borrower and the Borrower Sponsors. The borrower is Times Square Hospitality Fee I LLC, a Delaware limited liability company and single purpose entity with one independent manager in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Four Points by Sheraton Times Square - Leased Fee Mortgage Loan.

The borrower sponsor and non-recourse carveout guarantor is The Gehr Group, Inc. (“The Gehr Group”). Founded in 1965, The Gehr Group is a diversified multinational holding company with principal business units engaged in international trade, real estate, hospitality, manufacturing, wholesale and distribution. The real estate and hospitality arms of The Gehr Group engage in the ownership and operation of hotels, commercial shopping centers, industrial and multifamily residential real estate in California, New York and Florida. In the past 30 years, The Gehr Group has owned and operated two hotels, over 1,000 multifamily residential units and over 1.0 million square feet of industrial, office and retail space. The Gehr Group also owns the Four Points by Sheraton Times Square Hotel.

Property Management. The Four Points by Sheraton Times Square – Leased Fee Property is self-managed. The Four Points by Sheraton Times Square Hotel is managed by Gehr Hospitality, LLC, a borrower affiliated management company.

Initial and Ongoing Reserves.

Tax Escrows – For so long as (i) the Reserve Waiver Conditions (as defined below) are satisfied and (ii) no Ground Tenant Trigger Period (as defined below) exists, the borrower is not required to reserve for real estate taxes. If the foregoing conditions are not satisfied, the borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that are required to be paid by the borrower or that the lender estimates will be payable over the next-ensuing 12-month period.

“Reserve Waiver Conditions” means (i) no event of default exists under the Four Points by Sheraton Times Square – Leased Fee Mortgage Loan, (ii) the Four Points by Sheraton Times Square Ground Lease is in full force and affect with no defaults that would be reasonably likely to adversely affect the ground lessee’s ability to perform its obligations relating to the obligations and liabilities for which the applicable reserve account was established and delivers evidence of the same to the lender by no later than five days prior to when the same were due, (iii) the ground lessee continues to make the payments and perform the obligations for which the applicable reserve account was established and delivers evidence of the same no later than five days prior to the same were due, and (iv) the ground lessee is not bankrupt or insolvent.

A “Ground Tenant Trigger Period” means a period:

(A) commencing upon the first to occur of (i) the ground lessee being in monetary default or material non-monetary default under the Four Points by Sheraton Times Square Ground Lease beyond applicable notice, cure and grace periods, (ii) the ground leased premises are abandoned by the ground lessee for a period of 60 days or more after written notice from the ground lessor, (iii) the ground lessee giving notice that it is terminating the Four Points by Sheraton Times Square Ground Lease for all or any portion of the Four Points by Sheraton Times Square – Leased Fee Property, (iv) any termination or cancellation of the Four Points by Sheraton Times Square Ground Lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or the Four Points by Sheraton Times Square Ground Lease failing to otherwise be in full force and effect, and (v) any bankruptcy or similar insolvency of the ground lessee; and

(B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender (which such evidence shall include, without limitation, a duly executed estoppel certificate from the ground lessee) of the satisfaction of the applicable Ground Tenant Cure Condition(s).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

84

Other – Leased Fee 326 West 40th Street New York, NY 10018	Collateral Asset Summary – Loan No. 6 Four Points by Sheraton Times Square - Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,500,000 79.2% 1.11x 6.5%

“Ground Tenant Cure Conditions” means each of the following, as applicable (i) the ground lessee has cured all monetary and non-monetary defaults under the Four Points by Sheraton Times Square Ground Lease, (ii) with respect to the abandonment of the Four Points by Sheraton Times Square Hotel by the ground lessee as described in clause (A)(ii) of the definition of Ground Tenant Trigger Period, the ground lessee is in actual, physical possession of the Four Points by Sheraton Times Square Hotel and open for business during customary hours and not “dark” at the Four Points by Sheraton Times Square Hotel (or applicable portion thereof), (iii) the ground lessee has revoked or rescinded all termination or cancellation notices with respect to the Four Points by Sheraton Times Square Ground Lease and has re-affirmed the Four Points by Sheraton Times Square Ground Lease as being in full force and effect, (iv) with respect to any applicable bankruptcy or insolvency proceedings involving the ground lessee and/or the Four Points by Sheraton Times Square Ground Lease, the ground lessee is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the Four Points by Sheraton Times Square Ground Lease pursuant to final, non-appealable order of a court of competent jurisdiction and (v) the ground lessee is paying full, unabated rent under the Four Points by Sheraton Times Square Ground Lease.

Insurance Reserve – For so long as (i) the Reserve Waiver Conditions are satisfied and (ii) no Ground Tenant Trigger Period exists, the borrower is not required to reserve for insurance premiums. If the foregoing conditions are not satisfied, at the lender’s option, if the liability or casualty policy maintained by the borrower is not an approved blanket or umbrella policy, or the lender requires the borrower to obtain a separate policy, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which would be sufficient to pay the insurance premiums due for the renewal of coverage afforded by the insurance policies.

Lockbox / Cash Management. The Four Points by Sheraton Times Square - Leased Fee Mortgage Loan is structured with a hard lockbox and springing cash management. At origination, the borrower was required to establish and maintain a lender-controlled lockbox account into which the borrower is required to immediately deposit, or cause the property manager to immediately deposit, all revenue generated by the Four Points by Sheraton Times Square - Leased Fee Property. In addition, on the origination date, the borrower was required to deliver a direction letter to the ground lessee directing it to pay all rent and other sums due under the Four Points by Sheraton Times Square Ground Lease into the lender-controlled lockbox account. All funds deposited into the lockbox account are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period (as defined below) exists, in which case, at the lender’s election, all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Four Points by Sheraton Times Square - Leased Fee Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Four Points by Sheraton Times Square - Leased Fee Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Four Points by Sheraton Times Square - Leased Fee Mortgage Loan. Upon the cure of the applicable Trigger Period, so long as no event of default exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the Four Points by Sheraton Times Square - Leased Fee Mortgage Loan documents, the lender may apply funds to the debt in such priority as it may determine.

A “Trigger Period” means the period commencing on the earliest of (i) the occurrence and continuance of an event of default, and (ii) the occurrence of a Ground Tenant Trigger Period; and expiring upon (x) with respect to clause (i) above, the cure of the applicable event of default, and (y) with respect to clause (ii) above, a Ground Tenant Trigger Period ceasing to exist in accordance with the terms of the Four Points by Sheraton Times Square - Leased Fee Mortgage Loan documents.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. The borrower owns the Four Points by Sheraton Times Square - Leased Fee Property in fee, and ground leases it to the affiliated ground lessee under the Four Points by Sheraton Times Square Ground Lease.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

85

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 7 StorQuest Self-Storage Five-Pack	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,216,000 56.9% 1.30x 8.3%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

86

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 7 StorQuest Self-Storage Five-Pack	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,216,000 56.9% 1.30x 8.3%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

87

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 7 StorQuest Self-Storage Five-Pack	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,216,000 56.9% 1.30x 8.3%

Mortgage Loan Information		Properties Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Properties Type – Subtype:	Self Storage - Self Storage
Borrower Sponsor(s):	American Storage Partners, LLC and American Storage Partners II, LLC	Collateral:	Fee
Borrower(s)(1):	Various	Location(3):	Various, Various
Original Balance:	$40,216,000	Year Built / Renovated(3):	Various / Various
Cut-off Date Balance:	$40,216,000	Property Management:	William Warren Properties, Inc.
% by Initial UPB:	5.4%	Size:	349,399 SF
Interest Rate:	6.20300%	Appraised Value / Per SF(4):	$70,700,000 / $202
Note Date:	April 1, 2026	Appraisal Date(4):	March 13, 2026
Original Term:	60 months	Occupancy(5):	80.4% (as of March 23, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI:	$3,325,120
Interest Only Period:	60 months	Underwritten NCF:	$3,279,146
First Payment Date:	May 6, 2026
Maturity Date:	April 6, 2031	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$3,428,811 (TTM February 28, 2026)
Additional Debt Balance:	NAP	2025 NOI:	$3,397,717
Call Protection:	L(23),YM1(30),O(7)	2024 NOI:	$3,329,586
Lockbox / Cash Management:	Springing / Springing	2023 NOI:	$3,195,760

Reserves(2)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$115
Taxes:	$244,916	$78,230	NAP	Maturity Date Loan / SF:	$115
Insurance:	$0	Springing	NAP	Cut-off Date LTV(4):	56.9%
Capital Expenditure Reserves:	$0	Springing	$160,581	Maturity Date LTV(4):	56.9%
Seasonality Reserve:	$0	Springing	NAP	UW NOI DY:	8.3%
				UW NCF DSCR:	1.30x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$40,216,000	100.0%	Loan Payoff	$38,750,408	96.4%
			Closing Costs	648,102	1.6
			Return of Equity	572,573	1.4
			Upfront Reserves	244,916	0.6
Total Sources	$40,216,000	100.0%	Total Uses	$40,216,000	100.0%
(1)	See “The Borrowers and the Borrower Sponsor” below.
(2)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(3)	See “Portfolio Summary” below.
(4)	Based on the portfolio appraised value of $70,700,000 as of March 13, 2026, which is inclusive of an approximately 5.1% portfolio premium and reflects the “as-is” values of the StorQuest Self-Storage Five-Pack Properties (as defined below) as a whole if sold in their entirety to a single buyer. The aggregate as-is appraised value of the StorQuest Self-Storage Five-Pack Properties is $67,290,000. The Cut-off Date LTV and Maturity Date LTV of the StorQuest Self-Storage Five-Pack Mortgage Loan (as defined below) based upon the aggregate individual “as-is” appraised value are 59.8% and 59.8%, respectively.
(5)	Occupancy is based on occupied SF.

The Loan. The seventh largest mortgage loan (the “StorQuest Self-Storage Five-Pack Mortgage Loan”) is a fixed rate loan secured by first mortgages and deeds of trust encumbering the borrowers’ fee interests in five self-storage properties located in Colorado, Arizona, Florida, New York, and Connecticut (the “StorQuest Self-Storage Five-Pack Properties”). The StorQuest Self-Storage Five-Pack Mortgage Loan is evidenced by a single promissory note with an original principal balance and outstanding principal balance as of the Cut-off Date of $40,216,000.

The StorQuest Self-Storage Five-Pack Mortgage Loan was originated by Goldman Sachs Bank USA (“GSBI”), an affiliate of the loan seller, on April 1, 2026. The StorQuest Self-Storage Five-Pack Mortgage Loan has a five year interest-only term and accrues interest at a fixed rate of 6.20300% per annum on an Actual/360 basis. The StorQuest Self-Storage Five-Pack Mortgage Loan proceeds were used to refinance existing debt of approximately $38.8 million, fund upfront reserves, pay origination costs and return equity to the borrower sponsors.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

88

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 7 StorQuest Self-Storage Five-Pack	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,216,000 56.9% 1.30x 8.3%

The StorQuest Self-Storage Five-Pack Mortgage Loan had an initial term of 60 months and has a remaining term of 59 months as of the Cut-off Date. The scheduled maturity date of the StorQuest Self-Storage Five-Pack Mortgage Loan is the payment date in April 2031. At any time on or after the first payment date following the second anniversary of the origination date, the StorQuest Self-Storage Five-Pack Mortgage Loan may be prepaid in whole, or as described below under “Release of Collateral” in part, with payment of a yield maintenance premium. Voluntary prepayment of the StorQuest Self-Storage Five-Pack Mortgage Loan without payment of any yield maintenance premium is permitted on or after the payment date occurring in October 2030.

The Properties. The StorQuest Self-Storage Five-Pack Properties are a portfolio of five self storage properties totaling 4,102 units with one property located in Colorado (the “StorQuest Golden Property”), one property located in Arizona (the “StorQuest Tucson Property”), one property located in Florida (the “StorQuest Naples Property”), one property located in New York (the “StorQuest Port Chester Property”) and one property located in Connecticut (the “StorQuest New Haven Property”). The StorQuest Self-Storage Five-Pack Properties were built between 1906 and 2021. The StorQuest Self-Storage Five-Pack Properties range in size from 53,061 to 87,050 square feet and contain between 524 and 1,073 units. The StorQuest Self-Storage Five-Pack Properties have a granular rent roll with no individual property accounting for more than 28.6% of underwritten net cash flow.

The following table presents certain information relating to the StorQuest Self-Storage Five-Pack Properties:

Portfolio Summary
Property Name	Location	Allocated Loan Amount (“ALA”)	% of ALA	Occupancy(1)	Year Built / Renovated	Net Rentable Area (SF)(1)	Units(1)	As-Is Appraised Value	% of UW NCF(2)
StorQuest Naples	Naples, FL	$11,466,000	28.5%	88.3%	2021 / NAP	83,625	936	$19,300,000	28.6%
StorQuest Port Chester	Port Chester, NY	$8,450,000	21.0%	85.6%	1906 / 1992	53,061	955	$14,600,000	20.7%
StorQuest Golden	Golden, CO	$8,000,000	19.9%	79.5%	2002-2003 / NAP	87,050	524	$12,890,000	20.1%
StorQuest New Haven	New Haven, CT	$6,450,000	16.0%	64.3%	1917 / 2000	62,943	1,073	$11,450,000	14.8%
StorQuest Tucson	Tucson, AZ	$5,850,000	14.5%	83.1%	1996 / NAP	62,720	614	$9,050,000	15.9%
Total		$40,216,000	100.0%	80.4%		349,399	4,102	$67,290,000	100.0%
(1)	Occupancy, Net Rentable Area (SF) and Units are based on the underwritten rent rolls dated as of March 23, 2026. Occupancy is based on occupied SF.
(2)	The UW NCF is based on the as-is underwriting.

The following table presents certain information with respect to the unit mix of the StorQuest Self-Storage Five-Pack Properties:

StorQuest Self-Storage Five-Pack Properties Unit Mix Summary(1)

Property Name	Available Units	% of Available Units	Available SF	% of Available SF	Climate Controlled	Climate Controlled % of Units	Current Occupancy(7)
StorQuest Naples	936(2)	22.8%	83,625	23.9%	860	91.9%	88.3%
StorQuest Port Chester	955(3)	23.3%	53,061	15.2%	921	96.4%	85.6%
StorQuest Golden	524(4)	12.8%	87,050	24.9%	0	0.0%	79.5%
StorQuest New Haven	1,073(5)	26.2%	62,943	18.0%	564	52.6%	64.3%
StorQuest Tucson	614(6)	15.0%	62,720	18.0%	0	0.0%	83.1%
Total	4,102	100.0%	349,399	100.0%	2,345	57.2%	80.4%
(1)	Based on the underwritten rent rolls dated as of March 23, 2026.
(2)	Includes 76 wine storage units and 40 lockers.
(3)	Includes four commercial units and 21 parking spaces.
(4)	Includes 13 parking spaces.
(5)	Includes 50 lockers, 10 parking spaces and 1 cell tower unit.
(6)	Includes 1 parking space.
(7)	Occupancy is based on occupied SF.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

89

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 7 StorQuest Self-Storage Five-Pack	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,216,000 56.9% 1.30x 8.3%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the StorQuest Self-Storage Five-Pack Properties:

Cash Flow Analysis(1)
	2023	2024	2025	TTM February 2026	UW	Per Unit	Per Square Foot	%(2)
Potential Rent	$6,521,911	$6,445,741	$6,425,047	$6,401,566	$6,401,566	$1,561	$18.32	100.0%
Bad Debt	($149,253)	($131,142)	($110,931)	($103,431)	($103,431)	($25)	($0.30)	(1.6%)
Vacancy	(297,605)	(340,374)	(295,098)	(278,340)	(278,340)	(68)	($0.80)	(4.3%)
Other Income(3)	296,505	317,488	321,676	319,623	319,623	78	$0.91	5.0%
Effective Gross Income	$6,371,557	$6,291,713	$6,340,694	$6,339,418	$6,339,418	$1,545	$18.14	99.0%
Real Estate Taxes	$1,284,262	$999,053	$975,799	$952,779	$991,804	$242	$2.84	15.6%
Insurance	257,896	277,057	297,965	300,456	310,495	76	$0.89	4.9%
Management Fee	382,804	377,490	380,464	380,407	380,365	93	$1.09	6.0%
Other Expenses(4)	1,250,836	1,308,526	1,288,749	1,276,965	1,331,633	325	$3.81	21.0%
Total Expenses	$3,175,797	$2,962,127	$2,942,977	$2,910,607	$3,014,297	$735	$8.63	47.5%

Net Operating Income	$3,195,760	$3,329,586	$3,397,717	$3,428,811	$3,325,120	$811	$9.52	52.5%
Replacement Reserves	$0	$0	$0	$0	$45,974	$11	$0.13	0.7%
Net Cash Flow	$3,195,760	$3,329,586	$3,397,717	$3,428,811	$3,279,146	$799	$9.39	51.7%
(1)	Based on the underwritten rent roll dated March 23, 2026.
(2)	% column reflects percent of Potential Rent for all revenue lines and represents percent of Effective Gross Income for the remainder of the fields.
(3)	Other Income includes miscellaneous revenue.
(4)	Other Expenses include utilities, repairs and maintenance, general and administrative, and other expenses.

Appraisals. According to the portfolio appraisal, the StorQuest Self-Storage Five-Pack Properties had an “As Portfolio” appraised value, inclusive of an approximately 5.1% portfolio premium, of $70,700,000 as of March 13, 2026. The aggregate “As-Is” value of the StorQuest Self-Storage Five-Pack Properties without the portfolio premium is $67,290,000.

Appraisal Valuation Summary(1)
Property	As Is Value	Capitalization Rate
StorQuest Naples	$19,300,000	5.75%
StorQuest Port Chester	$14,600,000	5.50%
StorQuest Golden	$12,890,000	5.50%
StorQuest New Haven	$11,450,000	6.00%
StorQuest Tucson	$9,050,000	5.75%
Total / Wtd. Average	$67,290,000	5.69%
Portfolio Value	$70,700,000
(1)	Source: Appraisals.

Environmental Matters. According to the Phase I environmental reports dated from March 10, 2026 to March 11, 2026, there was no evidence of any recognized environmental conditions at the StorQuest Self-Storage Five-Pack Properties; however the related Phase I environmental reports did identify controlled recognized environmental conditions at both the StorQuest Port Chester Property and the StorQuest New Haven Property in connection with residual soil and/or groundwater impacts resulting from former underground storage tanks, for which regulatory closure has been granted subject to ongoing controls. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Markets. The StorQuest Self-Storage Five-Pack Properties are located in Colorado, Arizona, Florida, New York, and Connecticut.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

90

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 7 StorQuest Self-Storage Five-Pack	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,216,000 56.9% 1.30x 8.3%

The following table presents certain 2024 demographic information for the StorQuest Self-Storage Five-Pack Properties:

Demographics Summary(1)
Property Name	City, State	1-mile Population	3-mile Population	5-mile Population	1-mile Median Household Income	3-mile Median Household Income	5-mile Median Household Income
StorQuest Naples	Naples, FL	9,901	38,311	85,923	$104,872	$112,281	$112,331
StorQuest Port Chester	Port Chester, NY	33,269	77,232	140,353	$101,083	$130,237	$156,772
StorQuest Golden	Golden, CO	5,339	61,776	166,566	$106,420	$95,017	$102,598
StorQuest New Haven	New Haven, CT	22,900	138,282	267,949	$49,612	$56,253	$66,281
StorQuest Tucson	Tucson, AZ	13,549	97,317	233,458	$47,517	$51,293	$55,926
(1)	Source: Appraisals.

The Borrowers and the Borrower Sponsors. The borrowers are 43 River SP, LLC, 4555 N 1st SP, LLC, 2 Highland SP, LLC, 8890 Founders Square SP, LLC and 1220 Isabell SP, LLC, each a Delaware limited liability company organized and operated as a single purpose entity, and each having one independent director in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the StorQuest Self-Storage Five-Pack Mortgage Loan. American Storage Partners, LLC and American Storage Partners II, LLC, each a Delaware limited liability company, are the borrower sponsors and non-recourse carve-out guarantors with respect to the StorQuest Self-Storage Five-Pack Mortgage Loan.

American Storage Partners, LLC (“American Storage”) is a joint venture of The William Warren Group and Saban Real Estate. The William Warren Group operates self-storage properties nationwide, with over 250 facilities across the United States under the StorQuest brand. Saban Real Estate is a Los Angeles-based real estate investment firm focused on self-storage, manufactured housing, and multifamily properties. Saban Real Estate was established by Haim Saban, the co-founder of Fox Family Worldwide, and currently manages 41 properties across 11 states totaling more than 2.9 million SF.

Property Management. The StorQuest Self-Storage Five-Pack Properties are managed by William Warren Properties, Inc. (“William Warren”), an affiliate of the borrowers, pursuant to individual management agreements. William Warren was founded in 1994 and manages the StorQuest Self Storage brand including over 250 locations throughout the United States.

Initial and Ongoing Reserves. At loan origination, the borrowers deposited approximately $244,916 into a real estate tax reserve.

Tax Reserve – On each monthly payment date, the borrowers are required to deposit into a real estate tax reserve an amount equal to 1/12th of the annual real estate taxes the lender reasonably estimates will be payable during the ensuing 12-month period (initially estimated to be approximately $78,230).

Insurance Reserve – On each monthly payment date, the borrowers are required to deposit into an insurance reserve an amount equal to 1/12th of insurance premiums the lender reasonably estimates will be payable during the ensuing 12-month period, provided that reserves for insurance premiums will be suspended if the StorQuest Self-Storage Five-Pack Properties are covered by a blanket insurance policy that satisfies the requirements set forth in the StorQuest Self-Storage Five-Pack Mortgage Loan documents, there is no continuing event of default under the StorQuest Self-Storage Five-Pack Mortgage Loan documents and the borrowers provide timely evidence of the payment of the applicable insurance premiums. As of the origination date, reserves for insurance premiums were not required due to the satisfaction of the conditions listed above.

Replacement Reserve – During the continuance of a Trigger Period (as defined below) or event of default under the StorQuest Five-Pack Mortgage Loan documents, the borrowers are required to deposit into a replacement reserve on each monthly payment date an amount equal to 1/12th of $0.15 per rentable square foot times the rentable square footage of the StorQuest Self-Storage Five-Pack Properties that remain as collateral for the StorQuest Self-Storage Five-Pack Mortgage Loan (initially $4,460.58 per month) subject to a cap of $0.45 per square foot times the rentable square footage of the StorQuest Self-Storage Five-Pack Properties that remain as collateral for the StorQuest Self-Storage Five-Pack Mortgage Loan (initially $160,581).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

91

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 7 StorQuest Self-Storage Five-Pack	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,216,000 56.9% 1.30x 8.3%

Seasonality Reserve – If the debt service coverage ratio (as calculated under the StorQuest Self-Storage Five-Pack Mortgage Loan documents) for each of the remaining StorQuest Self-Storage Five-Pack Properties is lower than 1.15x (a “Seasonality Reserve Trigger Event”) after giving effect to a partial property release (a “Partial Release Event”) as discussed under “Release of Collateral,” below, the borrowers are required to deposit into a seasonality reserve an amount reasonably agreed upon by the lender and borrowers prior to the Partial Release Event as reasonably sufficient to remedy the Seasonality Reserve Trigger Event (the “Seasonality Reserve Initial Deposit”). In addition, on each payment date during the calendar months of May through July during which the seasonality reserve is required to be maintained and the balance thereof is less than the Seasonality Reserve Initial Deposit, the borrowers are required to deposit an amount equal to the lesser of (i) all excess cash flow which would otherwise be required to be deposited into the excess cash flow reserve or (ii) an amount necessary for the balance in the seasonality reserve to be equal to the Seasonality Reserve Initial Deposit.

A “Trigger Period” means a period commencing (i) when the debt service coverage ratio (as calculated under the StorQuest Self-Storage Five-Pack Mortgage Loan documents), determined as of the first day of any fiscal quarter, is less than 1.15x (each, a “DSCR Trigger Event”) and borrowers fail to timely make the deposit of cash or a letter of credit as described below and concluding when the debt service coverage ratio as of the first day of each of two consecutive fiscal quarters thereafter, is at least 1.15x, or (ii) upon the borrowers’ failure to deliver financial reports as and when required under the StorQuest Self-Storage Five-Pack Mortgage Loan documents (subject to the notice and cure period specified therein), and concluding when such reports are delivered and indicate a Trigger Period is not ongoing.

Lockbox / Cash Management. The StorQuest Self-Storage Five-Pack Mortgage Loan is structured with a springing lockbox and springing cash management. During the continuance of a Trigger Period or event of default under the StorQuest Five-Pack Mortgage Loan documents, the borrowers are required to cause all cash revenues relating to the StorQuest Self-Storage Five-Pack Properties and all other money received by the borrowers or the property manager with respect to the StorQuest Self-Storage Five-Pack Properties (other than tenant security deposits) to be deposited into the lockbox account or a lender-controlled cash management account within three business days of receipt. On each business day during the continuance of a Trigger Period or an event of default under the StorQuest Self-Storage Five-Pack Mortgage Loan documents, all amounts in the lockbox account are required to be remitted to the cash management account. On each business day that no Trigger Period or event of default under the StorQuest Self-Storage Five-Pack Mortgage Loan documents is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account.

On each due date during the continuance of a Trigger Period or, at the lender’s discretion, during an event of default under the StorQuest Self-Storage Five-Pack Mortgage Loan documents, all excess funds in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to be reserved as additional collateral for the StorQuest Self-Storage Five-Pack Mortgage Loan.

Provided no event of default under the StorQuest Self-Storage Five-Pack Mortgage Loan documents is continuing, the borrowers have the right to avoid the commencement, or terminate the continuance, of a DSCR Trigger Event, by delivering to the lender additional collateral in the form of a letter of credit and/or cash to achieve the required debt service coverage ratio, which, on or after the fourth anniversary of the origination of the StorQuest Self-Storage Five-Pack Mortgage Loan, must be equal to at least $351,069.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not Permitted.

Release of Collateral. Provided no event of default under the StorQuest Self-Storage Five-Pack Mortgage Loan documents is continuing, at any time on or after May 6, 2028 the borrowers have the right to obtain the release of any of the StorQuest Self-Storage Five-Pack Properties subject to the satisfaction of certain conditions, including, among others: (i) the sale of such StorQuest Self-Storage Five-Pack Property is pursuant to a bona fide sale with an unaffiliated third party; (ii) payment of a release price in an amount equal to 110% of the allocated loan amount for the applicable StorQuest Self-Storage Five-Pack Property to be released together with any applicable yield maintenance premium; (iii) after giving effect to such release, (x) the debt service coverage ratio (as calculated under the StorQuest Self-Storage Five-Pack Mortgage Loan documents) for the remaining StorQuest Self-Storage Five-Pack Properties is equal to or greater than the greater of (1) 1.31x, and (2) the debt service coverage ratio immediately prior to such release, and (y) the debt yield (as calculated under the StorQuest Self-Storage Five-Pack Mortgage Loan documents) for the remaining StorQuest Self-Storage Five-Pack Properties is equal to or greater than the greater of (1) 8.27% and (2) the debt yield immediately prior to such release minus 50 basis points, (iv) if the debt service coverage ratio (as calculated under the StorQuest Self-Storage Five-Pack Mortgage Loan documents) for each of the remaining StorQuest Self-Storage Five-Pack Properties is lower than 1.15x after giving effect to such release, the borrowers are required to make the Seasonality Reserve Initial Deposit described under “Initial and Ongoing Reserves,” above, and (v) delivery of a REMIC opinion and a rating agency confirmation in accordance with the terms of the StorQuest Self-Storage Five-Pack Mortgage Loan documents.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

92

Multifamily – Garden 4815 Westchester Drive Austintown, OH 44515	Collateral Asset Summary – Loan No. 8 Westchester Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,000,000 63.9% 1.34x 9.8%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

93

Multifamily – Garden 4815 Westchester Drive Austintown, OH 44515	Collateral Asset Summary – Loan No. 8 Westchester Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,000,000 63.9% 1.34x 9.8%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

94

Multifamily – Garden 4815 Westchester Drive Austintown, OH 44515	Collateral Asset Summary – Loan No. 8 Westchester Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,000,000 63.9% 1.34x 9.8%

Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily - Garden
Borrower Sponsor(s):	Avi Mechlowitz and Isaak Volodarsky	Collateral:	Fee
Borrower(s):	Westchester Real Estate Development LLC	Location:	Austintown, OH
Original Balance:	$38,000,000	Year Built / Renovated:	1974-2000 / 2023
Cut-off Date Balance:	$38,000,000	Property Management:	Brookfall Group LLC
% by Initial UPB:	5.1%	Size:	747 Units
Interest Rate:	6.85000%	Appraised Value / Per Unit:	$59,500,000 / $79,652
Note Date:	April 29, 2026	Appraisal Date:	April 7, 2026
Original Term:	60 months	Occupancy:	93.3% (as of April 16, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	91.7%
Original Amortization:	NAP	Underwritten NOI:	$3,737,120
Interest Only Period:	60 months	Underwritten NCF:	$3,549,325
First Payment Date:	June 6, 2026
Maturity Date:	May 6, 2031	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$3,607,850 (TTM March 31, 2026)
Additional Debt Balance:	NAP	2025 NOI:	$3,464,300
Call Protection:	L(24),D(29),O(7)	2024 NOI:	$3,077,034
Lockbox / Cash Management:	Springing / Springing	2023 NOI(2):	$2,620,835

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$50,870
Taxes:	$267,821	$46,869	NAP	Maturity Date Loan / Unit:	$50,870
Insurance:	$62,998	$20,999	NAP	Cut-off Date LTV:	63.9%
Replacement Reserves:	$261,450	$15,650	NAP	Maturity Date LTV:	63.9%
Deferred Maintenance:	$93,688	$0	NAP	UW NOI DY:	9.8%
				UW NCF DSCR:	1.34x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$38,000,000	100.0%	Loan Payoff	$30,670,743	80.7%
			Sponsor Equity	6,112,050	16.1
			Upfront Reserves	685,956	1.8
			Closing Costs	531,251	1.4
Total Sources	$38,000,000	100.0%	Total Uses	$38,000,000	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(2)	2023 NOI represents the trailing three-month annualized net operating income as of December 31, 2023 because the borrower purchased the Westchester Apartments Property (as defined below) in July 2023.

The Loan. The eighth largest mortgage loan (the “Westchester Apartments Mortgage Loan”) is secured by the borrower’s fee simple interest in a 747-unit, garden-style apartment complex located in Austintown, Ohio (the “Westchester Apartments Property”). The Westchester Apartments Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $38,000,000. The Westchester Apartments Mortgage Loan was originated on April 29, 2026 by CREFI and accrues interest at a fixed rate of 6.85000% per annum on an Actual/360 basis. The Westchester Apartments Mortgage Loan has an initial term of five-years and is interest-only for the full term. The scheduled maturity date of the Westchester Apartments Mortgage Loan is May 6, 2031.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

95

Multifamily – Garden 4815 Westchester Drive Austintown, OH 44515	Collateral Asset Summary – Loan No. 8 Westchester Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,000,000 63.9% 1.34x 9.8%

The Property. The Westchester Apartments Property is a 747-unit, garden-style apartment complex located in Austintown, Ohio, approximately 5.7 miles west of Youngstown, Ohio. The Westchester Apartments Property is comprised of 30, one to three-story apartment buildings situated on an approximately 53.2-acre site. The Westchester Apartments Property was originally constructed in phases between 1974 and 2000 and was most recently renovated in 2023. Most recent renovations totaled approximately $1.2 million and included unit remodels, hallway renovations, electrical, flooring, and other building systems and accessibility upgrades. Community amenities include a playground and laundry facility. The Westchester Apartments Property also features an estimated 850 parking spaces, resulting in a parking ratio of 1.14 spaces per unit.

The unit mix at the Westchester Apartments Property consists of 100 studio units, 238 one-bedroom / one-bathroom units, 195 two-bedroom / one-bathroom units, 191 two-bedroom / one and a half-bathroom units, and 23 two-bedroom / two-bathroom units. Of the 747 units at the Westchester Apartments Property, 394 have been renovated. Unit amenities include individual air conditioning units, washer/dryer hook-ups, and full appliance packages including a dishwasher, refrigerator, and stove/oven. As of April 16, 2026, the Westchester Apartments Property was 93.3% leased.

The following table presents certain information relating to the unit mix at the Westchester Apartments Property:

Unit Mix(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (SF)	Average Monthly Rental Rate	Average Monthly Market Rent Per Unit
Studio	45	6.0%	44	97.8%	431	$665	$666
Studio-Renovated	55	7.4%	43	78.2%	424	$675	$666
1BR/1BA	87	11.6%	82	94.3%	640	$715	$700
1BR/1BA-Renovated	151	20.2%	131	86.8%	640	$722	$700
2BR/1BA	89	11.9%	88	98.9%	860	$803	$875
2BR/1BA-Renovated	106	14.2%	99	93.4%	860	$833	$875
2BR/1.5BA	122	16.3%	121	99.2%	1,113	$966	$1,015
2BR/1.5BA-Renovated	69	9.2%	67	97.1%	1,108	$1,005	$1,015
2BR/2BA	10	1.3%	10	100.0%	995	$946	$925
2BR/2BA-Renovated	13	1.7%	12	92.3%	995	$913	$925
Total/Wtd. Avg.	747	100.0%	697	93.3%	800	$817	$829
(1)	Based on the underwritten rent roll dated April 16, 2026. Average Monthly Rental Rate is based on occupied units.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

96

Multifamily – Garden 4815 Westchester Drive Austintown, OH 44515	Collateral Asset Summary – Loan No. 8 Westchester Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,000,000 63.9% 1.34x 9.8%

The following table presents certain information relating to the historical and underwritten net cash flow at the Westchester Apartments Property:

Cash Flow Analysis
	T-3 Ann. 12/31/2023(1)	12/31/2024	12/31/2025	TTM 3/31/2026	U/W	U/W Per Unit
Base Rent	$5,399,822	$5,918,527	$6,519,936	$6,608,621	$6,831,060	$9,145
Potential Income from Vacant Units	0	0	0	0	445,533	$596
Gross Potential Income	$5,399,822	$5,918,527	$6,519,936	$6,608,621	$7,276,593	$9,741
Other Income(2)	$94,737	$167,202	$192,230	$191,649	196,233	263
Net Rental Income	$5,494,559	$6,085,729	$6,712,166	$6,800,270	$7,472,826	$10,004
(Vacancy / Credit Loss)	$0	$0	$0	$0	($605,119)	($810)
Total Effective Gross Income	$5,494,559	$6,085,729	$6,712,166	$6,800,270	$6,867,706	$9,194

Real Estate Taxes	$439,412	$486,901	$506,923	$511,116	$535,641	$717
Insurance	409,296	409,296	344,010	326,351	239,991	$321
Management Fee	164,837	182,572	201,365	204,008	206,031	$276
Utilities	1,065,988	1,010,515	1,308,346	1,291,251	1,291,251	$1,729
Other Expenses(3)	794,191	919,411	887,222	859,695	857,671	$1,148
Total Expenses	$2,873,724	$3,008,695	$3,247,866	$3,192,420	$3,130,586	$4,191

Net Operating Income	$2,620,835	$3,077,034	$3,464,300	$3,607,850	$3,737,120	$5,003
Replacement Reserves	$0	$0	$0	$0	$187,796	$251
Net Cash Flow	$2,620,835	$3,077,034	$3,464,300	$3,607,850	$3,549,325	$4,751

Occupancy	78.7%	86.0%	92.2%	92.3%	91.7%(4)
NCF DSCR	0.99x	1.17x	1.31x	1.37x	1.34x
NOI Debt Yield	6.9%	8.1%	9.1%	9.5%	9.8%
(1)	Full year 2023 financials are not available because the borrower purchased the Westchester Apartments Property in July 2023.
(2)	Other Income includes parking income, coin-operated laundry, storage units, late fees, pet fees, and other sources of miscellaneous income.
(3)	Other Expenses include payroll and benefits, repairs and maintenance, advertising and marketing and general and administrative expenses.
(4)	Represents economic occupancy.

Appraisal. According to the appraisal, the Westchester Apartments Property had an “as-is” appraised value of $59,500,000 as of April 7, 2026, as shown in the table below.

Westchester Apartments Appraised Value(1)
Property	Value	Capitalization Rate
Westchester Apartments	$59,500,000	6.50%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental assessment dated April 13, 2026, there was no evidence of any recognized environmental conditions at the Westchester Apartments Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

97

Multifamily – Garden 4815 Westchester Drive Austintown, OH 44515	Collateral Asset Summary – Loan No. 8 Westchester Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,000,000 63.9% 1.34x 9.8%

The Market. The Westchester Apartments Property is located at 4815 Westchester Drive in Austintown, Ohio, within the Youngstown metropolitan statistical area (the “Youngstown MSA”). According to the appraisal, the Youngstown MSA benefits from a mix of healthcare, education, manufacturing, logistics, and advanced manufacturing, with major employers including Mercy Health, Youngstown State University, Ultium Cells LLC, TJX Companies, and the Youngstown Air Reserve Station. Primary access to the Westchester Apartments Property is provided by Ohio State Route 11, with additional connectivity via Interstates 80 and 680.

According to a third-party market research report, the Westchester Apartments Property is located in the Austintown/Boardman multifamily submarket of the Youngstown MSA. As of April 28, 2026, the Austintown/Boardman multifamily submarket had a total inventory of 6,679 units, a vacancy rate of 4.9%, and asking rent of $844 per unit.

According to the appraisal, the 2025 population within a one-, three- and five-mile radius of the Westchester Apartments Property was 8,378, 46,303 and 95,563, respectively. The 2025 average household income within the same radii was $60,352, $69,029 and $74,263, respectively.

The following table presents certain information relating to comparable multifamily properties to the Westchester Apartments Property:

Comparable Multifamily Properties(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Number of Units	Occupancy	Unit Type	Average Unit Size	Average Rent Per Unit(1)
Westchester Apartments(2) 4815 Westchester Drive Austintown, OH	-	1974-2000 / 2023	747	93.3%	Studio	431 SF	$665
					Studio-Renovated	424 SF	$675
					1BR/1BA	640 SF	$715
					1BR/1BA-Renovated	640 SF	$722
					2BR/1BA	860 SF	$803
					2BR/1BA-Renovated	860 SF	$833
					2BR/1.5BA	1,113 SF	$966
					2BR/1.5BA-Renovated	1,108 SF	$1,005
					2BR/2BA	995 SF	$946
					2BR/2BA-Renovated	995 SF	$913
Central Park West Apartments & Townhomes	0.4 mi	1966	650	92.3%	Studio / 1BA	414 SF	$725
4661 New Hampshire Ct					1BR / 1BA	644 SF	$850
Austintown, OH					2BR / 1-1.5BA	771-1,165 SF	$960-1,205
					3BR / 1BA	1,100 SF	$1,065
Hillbrook Apartments	0.5 mi	1971	408	93.6%	Studio / 1BA	427 SF	$775
478 S Raccoon Rd
Austintown, OH					1BR / 1BA	648-714 SF	$830-940
					2BR / 1BA	927 SF	$1,030
Greenbriar Village - Austintown	1.3 mi	1970	118	100.0%	Studio / 1BA	396 SF	$660
2230 S Raccoon Rd					1BR / 1BA	586 SF	$750
Austintown, OH					2BR / 1.5BA	1,326 SF	$1,070
					3BR / 1.5BA	1,886 SF	$1,135
Ridgewood Apartments – Mineral Ridge	3.5 mi	1975	90	97.8%	Studio / 1BA	450 SF	$600
3674-3704 Main St					1BR / 1BA	823 SF	$766
Mineral Ridge, OH					2BR / 1.5BA	933 SF	$1,001
Hitchcock Apartments	5.8 mi	1972	271	98.9%	Studio / 1BA	372 SF	$650
7420 West Blvd					1BR / 1BA	576-625 SF	$695-850
Boardman, OH					2BR / 1.5BA	1,275 SF	$1,000
(1)	Source: Appraisal unless otherwise noted.
(2)	Based on the underwritten rent roll April 16, 2026. Average Rent per Unit reflects the average base rent for occupied units.

The Borrower and the Borrower Sponsors. The borrower is Westchester Real Estate Development LLC, an Ohio limited liability company and single purpose entity, with at least one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Westchester Apartments Mortgage Loan.

The borrower sponsors and non-recourse carveout guarantors are Avi Mechlowitz and Isaak Volodarsky, co-founders and principals of Brookfall Group, LLC (“Brookfall Group”). Brookfall Group is a real estate investment and property management firm with a portfolio of three properties located in Youngstown and Boardman, Ohio.

Property Management. The Westchester Apartments Property is managed by Brookfall Group, a borrower affiliated management company.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

98

Multifamily – Garden 4815 Westchester Drive Austintown, OH 44515	Collateral Asset Summary – Loan No. 8 Westchester Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,000,000 63.9% 1.34x 9.8%

Initial and Ongoing Reserves. At origination of the Westchester Apartments Mortgage Loan, the borrower deposited approximately $267,821 into a reserve account for real estate taxes, $62,998 into a reserve account for insurance premiums, $261,450 into a reserve account for replacements, and approximately $93,688 into a reserve account for immediate repairs.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $46,869).

Insurance Reserve – At the option of the lender, if the liability or casualty policies maintained by the borrower covering the Westchester Apartments Property are not approved blanket or umbrella policies, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies initially estimated to be approximately $20,999. At origination of the Westchester Apartments Mortgage Loan, an acceptable blanket policy was not in place.

Replacement Reserve – The borrowers are required to deposit into a replacement reserve, on a monthly basis, approximately $15,650.

Lockbox / Cash Management. The Westchester Apartments Mortgage Loan is structured with a springing lockbox and springing cash management. On the first occurrence of a Trigger Period (as defined below), the borrower is required to establish a lender-controlled lockbox account, and is thereafter required to deposit, or cause the property manager to deposit, immediately upon receipt, all revenue derived from the Westchester Apartments Property into such lender-controlled lockbox account. All funds deposited into the lockbox account are required to be transferred on the Wednesday of each week to or at the direction of the borrower unless a Trigger Period exists and lender elects (in its sole and absolute discretion) to deliver a restricted account notice, in which case all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Westchester Apartments Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Westchester Apartments Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Westchester Apartments Mortgage Loan. Upon the expiration of all Trigger Periods, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the Westchester Apartments Mortgage Loan documents, the lender may apply funds to the Westchester Apartments Mortgage Loan in such priority as it may determine.

A “Trigger Period” means a period (A) commencing upon the earlier of (i) the occurrence and continuance of an event of default, and (ii) the debt service coverage ratio being less than 1.15x; and (B) expiring upon (x) with regard to clause (i) above, the cure (if applicable) of such event of default, and (y) with regard to clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.15x for two consecutive calendar quarters.

Current Mezzanine or Secured Subordinate Indebtedness. None

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

99

Hospitality – Full Service 100 General McIntosh Boulevard Savannah, GA 31401	Collateral Asset Summary – Loan No. 9 Marriott Savannah Riverfront	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,959,868 57.9% 1.59x 15.1%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

100

Hospitality – Full Service 100 General McIntosh Boulevard Savannah, GA 31401	Collateral Asset Summary – Loan No. 9 Marriott Savannah Riverfront	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,959,868 57.9% 1.59x 15.1%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

101

Hospitality – Full Service 100 General McIntosh Boulevard Savannah, GA 31401	Collateral Asset Summary – Loan No. 9 Marriott Savannah Riverfront	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,959,868 57.9% 1.59x 15.1%

Mortgage Loan Information		Property Information
Loan Seller:	Barclays	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Hospitality – Full Service
Borrower Sponsor(s)(1):	Various	Collateral:	Fee
Borrower(s):	Columbia Properties Savannah, LLC	Location:	Savannah, GA
Original Balance(2):	$32,000,000	Year Built / Renovated:	1992 / 2015-2025
Cut-off Date Balance(2):	$31,959,868	Property Management:	Crestview Management, LLC
% by Initial UPB:	4.3%	Size:	387 Rooms
Interest Rate:	6.90000%	Appraised Value / Per Room:	$176,000,000 / $454,780
Note Date:	March 26, 2026	Appraisal Date:	February 10, 2026
Original Term:	60 Months	Occupancy:	69.3%
Amortization:	Amortizing Balloon	UW Economic Occupancy:	69.3% as of February 28, 2026
Original Amortization:	300 Months	Underwritten NOI(4):	$15,367,876
Interest Only Period:	None	Underwritten NCF:	$13,660,752
First Payment Date:	May 6, 2026
Maturity Date:	April 6, 2031	Historical NOI
Additional Debt Type(2):	Pari Passu	Most Recent NOI(4):	$15,337,376 (TTM February 28, 2026)
Additional Debt Balance(2):	$69,912,211	2025 NOI(4):	$15,236,744
Call Protection(3):	L(25),D(28),O(7)	2024 NOI(4):	$18,123,228
Lockbox / Cash Management:	Hard / Springing	2023 NOI(4):	$18,041,423

Reserves(5)				Financial Information(2)
	Initial	Monthly	Cap	Cut-off Date Loan / Room:	$263,235
Taxes:	$543,333	$115,811	NAP	Maturity Date Loan / Room:	$241,483
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	57.9%
FF&E:	$0	$142,260	NAP	Maturity Date LTV:	53.1%
PIP Reserve:	$0	Springing	NAP	UW NOI DY:	15.1%
Replacement Comfort Letter Reserve:	$2,500	$0	NAP	UW NCF DSCR:	1.59x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(2)	$102,000,000	100.0%	Loan Payoff	$56,761,309	55.6%
			Return of Equity	44,093,080	43.2
			Closing Costs	599,778	0.6
			Upfront Reserves	545,833	0.5
Total Sources	$102,000,000	100.0%	Total Uses	$102,000,000	100.0%
(1)	The borrower sponsors are William J. Yung III, Martha Yung, William J. Yung IV, Joseph A. Yung, Julie A. Haught, Judith A. Yung, Jennifer A. Yung, Michelle M. Christensen and Scott A. Yung.
(2)	The Marriott Savannah Riverfront Mortgage Loan (as defined below) is part of the Marriott Savannah Riverfront Whole Loan (as defined below) evidenced by three pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $101,872,079. Financial information presented in the chart above is based on the Marriott Savannah Riverfront Whole Loan.
(3)	The defeasance lockout period will be at least 25 payment dates beginning with and including the first payment date on May 6, 2026. Defeasance of the Marriott Savannah Riverfront Whole Loan is permitted after the date that is the earlier of (i) two years from the closing date of the securitization that includes the last pari passu note to be securitized and (ii) March 26, 2029. The assumed defeasance lockout period of 25 payments is based on the closing date of the Benchmark 2026-V22 securitization trust in May 2026. The actual defeasance lockout period may be longer.
(4)	The decrease in 2025 NOI, Most Recent NOI and UW NOI from 2024 NOI and 2023 NOI is primarily due to softening transient market demand as a result of macroeconomic trends and heightened price consciousness among tourists. However, management at the Marriott Savannah Riverfront Property (as defined below) reported that they think the softening has bottomed as of the fourth quarter of 2025 as they have been experiencing heightened forward bookings through 2026 and 2027. As of January 2026, the Marriott Savannah Riverfront Property had $6.3 million in forward bookings for the eleven-month period ending November 2026, relative to $5.5 million for the prior year. Additionally, management at the Marriott Savannah Riverfront Property reported approximately $5.0 million in forward bookings for the eleven-month period ending November 2027. UW NOI does not account for the anticipated increase in revenues associated with forward bookings.
(5)	For a further description of Reserves, see “Initial and Ongoing Reserves” below.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

102

Hospitality – Full Service 100 General McIntosh Boulevard Savannah, GA 31401	Collateral Asset Summary – Loan No. 9 Marriott Savannah Riverfront	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,959,868 57.9% 1.59x 15.1%

The Loan. The ninth largest mortgage loan (the “Marriott Savannah Riverfront Mortgage Loan”) is part of a whole loan (the “Marriott Savannah Riverfront Whole Loan”) which is comprised of three pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $101,872,079. The Marriott Savannah Riverfront Whole Loan is secured by the borrower’s fee interest in a full-service hospitality property located in Savannah, Georgia (the “Marriott Savannah Riverfront Property”). The Marriott Savannah Riverfront Whole Loan was originated on March 26, 2026 by Barclays Capital Real Estate, Inc. (“BCREI”). The Marriott Savannah Riverfront Whole Loan accrues interest at a rate of 6.90000% per annum on an Actual/360 basis, has a 5-year term and is amortizing on a 300-month schedule. The Marriott Savannah Riverfront Mortgage Loan is evidenced by the non-controlling Note A-2 contributed by Barclays with an original principal balance of $32,000,000.

The table below identifies the promissory notes that comprise the Marriott Savannah Riverfront Whole Loan. The Marriott Savannah Riverfront Whole Loan will be serviced pursuant to the pooling and servicing agreement for the BBCMS 2026-5C41 securitization trust, provided that upon the securitization of the controlling Note A-1, the Marriott Savannah Riverfront Whole Loan will be serviced under the pooling and servicing agreement for the securitization to which Note A-1 is contributed. The relationship between the holders of the Marriott Savannah Riverfront Whole Loan is governed by a co-lender agreement. See “The Description of the Mortgage Pool—The Whole Loans—The Outside Serviced Whole Loans” and “The Pooling and Servicing Agreement” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1(1)	$40,000,000	$39,949,835	BCREI	Yes
A-2	$32,000,000	$31,959,868	Benchmark 2026-V22	No
A-3	$30,000,000	$29,962,376	BBCMS 2026-5C41(2)	No
Total	$102,000,000	$101,872,079
(1)	Expected to be contributed to one or more future securitization transactions.
(2)	The BBCMS 2026-5C41 securitization trust has an expected closing date of May 21, 2026.

The Property. The Marriott Savannah Riverfront Property is an 8-story, 387-room full-service hotel located in Savannah, Georgia. The borrower sponsors acquired and developed the Marriott Savannah Riverfront Property in 1992 and have invested approximately $26.3 million since 2015 into capital expenditures, including a $20.2 million comprehensive PIP that took place over 2017 and 2018. The PIP included, among other things, exterior and site work, public space renovations, guestroom and corridor upgrades and meeting space renovations. The unit mix at the Marriott Savannah Riverfront Property includes 123 double/double rooms, 222 king rooms, 30 junior king suites and 12 executive king suites. Hotel amenities include an outdoor swimming pool, bar and lounge, spa, valet dry cleaning, fitness center, and 24,536 square feet of meeting space. The Marriott Savannah Riverfront Property operates under a franchise agreement with Marriott International, Inc. through July 22, 2034.

As of February 28, 2026, the Marriott Savannah Riverfront Property had a trailing 12-month occupancy of 69.3%, ADR of $233.04 and RevPAR of $161.51. Total revenue at the Marriott Savannah Riverfront Property is comprised of three components: rooms (66.8% of underwritten revenue), food and beverage (24.9% of underwritten revenue) and other departmental revenues (8.3% of underwritten revenue). According to the appraisal, demand segmentation is approximately 60% leisure and 40% meeting and group.

The following table presents certain information relating to the current and historical Occupancy, ADR and RevPAR at the Marriott Savannah Riverfront Property and its competitors:

Occupancy, ADR, RevPAR(1)
	Marriott Savannah Riverfront(2)			Competitive Set(3)(4)			Penetration Factor
Period	Occupancy	ADR	RevPAR	Occupancy(3)	ADR(3)	RevPAR(3)	Occupancy	ADR	RevPAR
2023	81.4%	$226.36	$182.31	77.6%	$213.27	$165.57	104.8%	106.1%	110.1%
2024	76.4%	$238.03	$181.72	75.7%	$215.94	$163.56	100.8%	110.2%	111.1%
2025	69.8%	$231.16	$161.45	72.5%	$210.37	$152.60	96.3%	109.9%	105.8%
TTM(5)	69.3%	$233.04	$161.51	72.4%	$210.72	$152.55	95.7%	110.6%	105.9%
(1)	Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Marriott Savannah Riverfront Property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Based on underwriting.
(3)	Data obtained from third-party hospitality research reports.
(4)	The competitive set consists of the following hotels: Hyatt Regency Savannah, Courtyard Savannah Downtown/Historic District, The DeSoto Savannah, Holiday Inn Savannah Historic District and The Westin Savannah Harbor Golf Resort & Spa.
(5)	TTM information is based on the TTM February 2026 information for the Marriott Savannah Riverfront Property and the TTM January 2026 data for the competitive set.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

103

Hospitality – Full Service 100 General McIntosh Boulevard Savannah, GA 31401	Collateral Asset Summary – Loan No. 9 Marriott Savannah Riverfront	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,959,868 57.9% 1.59x 15.1%

The following table presents certain information relating to the operating history and underwritten cash flows of the Marriott Savannah Riverfront Property:

Cash Flow Analysis
	2023(1)	2024(1)	2025(1)	TTM(1) (2)	UW (1)	Per Room(3)	% of Total Revenue(4)
Occupancy (%)	81.4%	76.4%	69.8%	69.3%	69.3%
ADR	$226.36	$238.03	$231.16	$233.04	$233.04
RevPAR	$182.31	$181.72	$161.45	$161.51	$161.51

Rooms Revenue	$26,023,856	$25,739,649	$22,806,218	$22,813,573	$22,813,573	$58,950	66.8%
Food & Beverage Revenue	9,472,464	9,945,711	8,344,190	8,504,968	8,504,968	$21,977	24.9%
Other Revenue(5)	3,470,783	3,430,971	2,915,349	2,823,931	2,823,931	$7,297	8.3%
Total Revenue	$38,967,103	$39,116,331	$34,065,757	$34,142,472	$34,142,472	$88,223	100.0%

Rooms Expense	$4,994,892	$4,588,646	$4,195,342	$4,129,014	$4,129,014	$10,669	18.1%
Food & Beverage Expense	4,125,348	4,085,507	3,620,825	3,712,957	3,712,957	$9,594	43.7%
Other Expense	299,657	282,439	283,741	278,072	278,072	$719	9.8%
Departmental Expenses	$9,419,897	$8,956,592	$8,099,908	$8,120,043	$8,120,043	$20,982	23.8%

Departmental Profit	$29,547,206	$30,159,739	$25,965,849	$26,022,429	$26,022,429	$67,241	76.2%

Total Undistributed Expenses	$9,160,807	$9,367,408	$8,266,714	$8,252,740	$8,252,740	$21,325	24.2%
Gross Operating Profit	$20,386,399	$20,792,331	$17,699,135	$17,769,689	$17,769,689	$45,917	52.0%
Real Estate Taxes	$1,327,662	$1,416,483	$1,349,255	$1,349,255	$1,349,255	$3,486	4.0%
Property Insurance	1,010,414	1,245,720	1,106,236	1,076,158	1,052,558	$2,720	3.1%
Other Fixed Expenses	6,900	6,900	6,900	6,900	0	$0	0.0%
Net Operating Income	$18,041,423	$18,123,228	$15,236,744	$15,337,376	$15,367,876	$39,710	45.0%

FF&E	$1,948,355	$1,955,817	$1,703,112	$1,707,124	$1,707,124	$4,411	5.0%
Net Cash Flow	$16,093,068	$16,167,411	$13,533,632	$13,630,252	$13,660,752	$35,299	40.0%

NCF DSCR(6)	1.88x	1.89x	1.58x	1.59x	1.59x
NOI Debt Yield(6)	17.7%	17.8%	15.0%	15.1%	15.1%
(1)	The decrease in 2025 Net Operating Income, TTM Net Operating Income and Underwritten Net Operating Income from 2024 Net Operating Income and 2023 Net Operating Income is primarily due to softening transient market demand as a result of macroeconomic trends and heightened price consciousness among tourists. However, management at the Marriott Savannah Riverfront Property reported that they think the softening has bottomed as of the fourth quarter of 2025 as they have been experiencing heightened forward bookings through 2026 and 2027. As of January 2026, the Marriott Savannah Riverfront Property had $6.3 million in forward bookings for the eleven-month period ending November 2026, relative to $5.5 million for the prior year. Additionally, management at the Marriott Savannah Riverfront Property reported approximately $5.0 million in forward bookings for the eleven-month period ending November 2027. Underwritten Net Operating Income does not account for the anticipated increase in revenues associated with forward bookings.
(2)	TTM is as of February 28, 2026.
(3)	Per Room values are based on 387 rooms.
(4)	% of Total Revenue for Rooms Expense, Food & Beverage Expense and Other Operated Departments Expenses are based on their corresponding revenue line item. All other line items are based on Total Revenue.
(5)	Other Revenue includes parking, gift shop, and spa revenues.
(6)	NCF DSCR and NOI Debt Yield are based on the Marriott Savannah Riverfront Whole Loan.

Appraisal. According to the appraisal, the Marriott Savannah Riverfront Property had an “as-is” appraised value of $176,000,000 as of February 10, 2026. The table below shows the appraisal’s “as-is” conclusions.

Marriott Savannah Riverfront Appraised Value(1)
Property	Appraised Value	Capitalization Rate
Marriott Savannah Riverfront	$176,000,000	8.19%
(1)	Source: Appraisal.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

104

Hospitality – Full Service 100 General McIntosh Boulevard Savannah, GA 31401	Collateral Asset Summary – Loan No. 9 Marriott Savannah Riverfront	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,959,868 57.9% 1.59x 15.1%

Environmental. According to the Phase I environmental site assessment dated February 12, 2026, there was no evidence of any recognized environmental conditions at the Marriott Savannah Riverfront Property.

The Market. The Marriott Savannah Riverfront Property is located in Savannah, Georgia within Savannah’s downtown historic district (the “Savannah Historic District”). The Marriott Savannah Riverfront Property is situated along the Savannah River and is a short walking distance to popular tourist-centric streets such as Broughton Street, Bryan Street, Congress Street and East River Street. Downtown Savannah serves as the primary tourism corridor, offering dining, retail, museums, and nationally recognized nightlife and cuisine. According to the appraisal, the Savannah hospitality market is balanced and high-leisure with durable corporate, group and institutional demand. Savannah benefits from a combination of strong leisure fundamentals and year-round visitation which support elevated occupancy and pricing power.

According to the appraisal, leisure travel and destination tourism are the primary demand drivers for the Marriott Savannah Riverfront Property. Savannah is characterized by its authentic history, walkable urban core, coastal proximity and cultural depth. Attractions in Savannah such as public squares, historic homes, churches, museums and antebellum architecture create a dense, pedestrian-oriented environment that supports high occupancy, elevated ADRs and strong demand for centrally located hotels.

According to a third-party market report, as of year-end 2025, the Savannah Historic District submarket reported an overall occupancy of 73.2%, ADR of $218.16 and RevPAR of $159.73. Steady demand in the Savannah market allows occupancy levels and pricing power to remain steady even as new supply enters the market.

The following table presents certain information relating to the primary hotel competition for the Marriott Savannah Riverfront Property:

Competitive Property Summary(1)
Property Name	Year Built	# of Rooms	Meeting & Group	Leisure	2025 Occupancy	2025 ADR	2025 RevPAR
Marriott Savannah Riverfront(2)	1992	387	40%	60%	69.3%	$233.04	$161.51
Andaz Savannah	2009	151	25%	75%	75%-80%	$215-$220	$160-$165
Hotel Bardo Savannah	2005	149	20%	80%	65%-70%	$370-$375	$240-$245
Hyatt Regency Savannah	1981	351	40%	60%	85%-90%	$210-$215	$175-$180
JW Marriott Savannah Riverside District	2020	419	40%	60%	75%-80%	$310-$315	$240-$245
Perry Lane Hotel, Savannah	2018	167	25%	75%	75%-80%	$380-$385	$285-$290
The Alida, Savannah	2019	173	25%	75%	70%-75%	$250-$255	$185-$190
The DeSoto Savannah	1968	246	20%	80%	70%-75%	$205-$210	$145-$150
The Kimpton Brice	1868	145	20%	80%	70%-75%	$180-$185	$125-$130
The Westin Savannah Harbor	1999	403	40%	60%	65%-70%	$245-$250	$170-$175
Thompson Savannah	2021	193	25%	75%	75%-80%	$245-$250	$190-$195
(1)	Source: Appraisal unless otherwise noted. Occupancy, ADR and RevPAR are based on estimated 2025 values.
(2)	Number of Rooms, Occupancy, ADR and RevPAR are based on the UW as of February 28, 2026.

The Borrower and the Borrower Sponsors. The borrowing entity for the Marriott Savannah Riverfront Whole Loan is Columbia Properties Savannah, LLC, a Delaware limited liability company and special purpose entity. The borrower is required to have at least two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Marriott Savannah Riverfront Whole Loan.

The borrower sponsors are William J. Yung III, Martha Yung, William J. Yung IV, Joseph A. Yung, Julie A. Haught, Judith A. Yung, Jennifer A. Yung, Michelle M. Christensen and Scott A. Yung. William J. Yung founded Columbia Sussex Corporation (“Columbia Sussex”) in 1972, which is a leading hospitality company specializing in owning and operating full-service hotels across major brands including Marriott, Hilton, Hyatt, Westin and Renaissance. Columbia Sussex owns and manages more than 40 hospitality assets across the United States. As of year-end 2024, Columbia Sussex reported $2.5 billion in total assets, $297.9 million in stockholders’ equity and $73.2 million of cash and cash equivalents. For additional information regarding the borrower sponsors, see “Description of the Mortgage Pool—Loan Purpose; Default History, Bankruptcy Issues and Other Proceedings” in the Preliminary Prospectus.

Property Management. The Marriott Savannah Riverfront Property is managed by Crestview Management, LLC, an affiliate of the borrower sponsors.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

105

Hospitality – Full Service 100 General McIntosh Boulevard Savannah, GA 31401	Collateral Asset Summary – Loan No. 9 Marriott Savannah Riverfront	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,959,868 57.9% 1.59x 15.1%

Initial and Ongoing Reserves. At origination, the borrower reserved (i) approximately $543,333 for real estate taxes and (ii) $2,500 for the lender to obtain a replacement or reissued franchisor comfort letter.

Tax Escrows – The borrower is required to deposit monthly 1/12th of an amount that the lender estimates would be sufficient to pay taxes for the next ensuing 12 months, initially equal to approximately $115,811.

Insurance Escrows – The borrower is required to deposit monthly 1/12th of the insurance premiums that the lender estimates will be payable for the renewal of coverage, unless the borrower maintains a blanket insurance policy in accordance with the Marriott Savannah Riverfront Whole Loan documents. At origination of the Marriott Savannah Riverfront Whole Loan, an acceptable blanket policy was in place.

FF&E Reserve – The borrower is required to deposit monthly into the replacement reserve account an amount equal to 1/12th of 5% of the gross revenue generated in the immediately preceding calendar year, initially equal to approximately $142,260.

PIP Reserve – Commencing on May 6, 2030, and on each monthly payment date thereafter, the borrower will be required to deposit $400,000 into the PIP reserve account. Additionally, if at any time the franchisor requires additional PIP work, the borrower is required to deposit the amount equal to 100% of the PIP required by the franchisor into the PIP reserve account within 15 days after receipt of notice from the franchisor.

Lockbox / Cash Management. The Marriott Savannah Riverfront Whole Loan is structured with a hard lockbox and springing cash management. Rents and credit card receipts from the Marriott Savannah Riverfront Property are required to be deposited directly into the lockbox account. On each business day, all funds in the lockbox accounts will be swept to an account designated by the borrower, unless a Cash Trap Event Period (as defined below) is continuing, in which case such funds are required to be swept on each business day into a cash management account controlled by the lender, and, following payment of taxes and insurance, debt service, bank fees, operating expenses and required reserves, all funds are required to be deposited into the excess cash flow reserve, to be held by the lender as additional security for the Marriott Savannah Riverfront Whole Loan and disbursed in accordance with the terms of the Marriott Savannah Riverfront Whole Loan documents. To the extent no Cash Trap Event Period is occurring, all excess cash flow funds are required to be disbursed to the borrower.

“Cash Trap Event Period” means the occurrence of (i) an event of default under the Marriott Savannah Riverfront Whole Loan documents, (ii) the debt service coverage ratio being below 1.20x, (iii) the occurrence of a PIP Trigger Event (as defined below) or (iv) the occurrence of a Franchise Agreement Trigger Event (as defined below).

A Cash Trap Event Period will end upon the occurrence of, with respect to (a) clause (i) above, the cure of such event of default, (b) clause (ii) above, the debt service coverage ratio being equal to or greater than 1.20x for one calendar quarter, (c) clause (iii) above, the cure of such PIP Trigger Event or (d) clause (iv) above, the cure of such Franchise Agreement Trigger Event.

“PIP Trigger Event” will occur if the borrower fails to complete any replacements and/or alterations to the Marriott Savannah Riverfront Property imposed by the franchisor that results in an event of default under the franchise agreement.

“Franchise Agreement Trigger Event” will occur at such time that the Marriott Savannah Riverfront Property is not operated pursuant to a franchise agreement without the lender’s consent. A Franchise Agreement Trigger Event will end at such time as the Marriott Savannah Riverfront Property is operating pursuant to a franchise agreement in accordance with the terms of the Marriott Savannah Riverfront Whole Loan documents.

Subordinate and Mezzanine Debt. None.

Permitted Future Mezzanine Debt. Not permitted.

Partial Release. Not permitted.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

106

Office – Urban 235 Duffield Street Brooklyn, NY 11201	Collateral Asset Summary – Loan No. 10 1 Willoughby Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 65.5% 1.48x 10.6%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

107

Office – Urban 235 Duffield Street Brooklyn, NY 11201	Collateral Asset Summary – Loan No. 10 1 Willoughby Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 65.5% 1.48x 10.6%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

108

Office – Urban 235 Duffield Street Brooklyn, NY 11201	Collateral Asset Summary – Loan No. 10 1 Willoughby Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 65.5% 1.48x 10.6%

Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Recapitalization	Property Type – Subtype:	Office – Urban
Borrower Sponsor(s)(1):	Joseph Jerome, Morris Jerome, Jacob Jerome, Louis Jerome, Adnane Mousannif, Edmond Safra, Morris Sabagh and Abraham Kassin	Collateral:	Fee
Borrower(s):	1 Willoughby Square Property Owner LLC	Location:	Brooklyn, NY
Original Balance(2):	$25,000,000	Year Built / Renovated:	2021 / NAP
Cut-off Date Balance(2):	$25,000,000	Property Management:	LMJ Realty Management LLC
% by Initial UPB:	3.3%	Size:	280,348 SF
Interest Rate:	6.78600%	Appraised Value / Per SF:	$190,800,000 / $681
Note Date:	December 15, 2025	Appraisal Date:	September 2, 2025
Original Term:	60 months	Occupancy:	95.0% (as of December 15, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	93.0%
Original Amortization:	NAP	Underwritten NOI(4):	$13,187,650
Interest Only Period:	60 months	Underwritten NCF:	$12,711,058
First Payment Date:	February 6, 2026
Maturity Date:	January 6, 2031	Historical NOI
Additional Debt Type(2):	Pari Passu	Most Recent NOI(4):	$8,876,065 (TTM September 30, 2025)
Additional Debt Balance(2):	$100,000,000	2024 NOI:	$8,772,008
Call Protection(3):	L(28),D(28),O(4)	2023 NOI:	$7,010,426
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$2,828,623
Reserves(3)				Financial Information(2)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$446
Taxes:	$30,691	Springing	NAP	Maturity Date Loan / SF:	$446
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	65.5%
Replacement Reserves:	$0	Springing	NAP	Maturity Date LTV:	65.5%
TI / LC:	$4,566,619	Springing	NAP	UW NOI DY:	10.6%
Free Rent:	$4,793,870	$0	NAP	UW NCF DSCR:	1.48x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(2)	$125,000,000	64.6%	Loan Payoff(6)	$179,500,000	92.8%
Principal Equity Contribution(5)	68,519,304	35.4	Upfront Reserves	9,391,180	4.9
			Closing Costs	4,628,125	2.4
Total Sources	$193,519,304	100.0%	Total Uses	$193,519,304	100.0%
(1)	See “—The Borrower and the Borrower Sponsors” below.
(2)	The 1 Willoughby Square Mortgage Loan (as defined below) is part of the 1 Willoughby Square Whole Loan (as defined below), which is comprised of three pari passu promissory notes with an aggregate original principal balance of $125,000,000. The Financial Information in the chart above is based on the 1 Willoughby Square Whole Loan. See “—The Loan” below.
(3)	See “—Initial and Ongoing Reserves” below for further discussion of reserve information.
(4)	The increase from Most Recent NOI to Underwritten NOI is primarily attributable to additional leasing in late 2025 and 2026 (Maycomb, JEMB Realty Corp., Philo TV, OCA (as defined below), CorePower Yoga and Rubenstein Law) amounting to approximately $4.1 million in base rent.
(5)	The majority of the Principal Equity Contribution is derived from unsecured subordinate loans made as described under “—The Borrower and the Borrower Sponsors” below.
(6)	The prior mortgage loan secured by the 1 Willoughby Square Property (as defined below) in the original principal amount of $235,000,000 was held by a construction lender, and the borrower negotiated a discounted payoff for $185,000,000 ($169,500,000 net of reserves held by the construction lender). The overall building was delivered in 2021, at the peak of the COVID-19 pandemic. In addition, prior to origination there existed two mezzanine loans totaling $96,500,000 from EB-5 lenders secured by equity interests in the borrower. With respect to the senior mezzanine loan, the borrower obtained a discounted payoff pursuant to which the related mezzanine lender (“Senior EB-5 Lender”) released the related mezzanine collateral in exchange for (i) a $10,000,000 payment made at loan origination of the 1 Willoughby Square Mortgage Loan (bringing total debt repayment to $179,500,000) and (ii) a note from JEMB Member (as defined below) in the amount of $10,000,000 payable from excess cash flow distributable to JEMB Member with the first $5,000,000 of excess cash flow payable to the Senior EB-5 Lender and the next $10,000,000 of excess cash flow split pari passu between the Senior EB-5 Lender and JEMB Member until each receives $5,000,000. Joseph Jerome and Morris Bailey also provided the Senior EB-5 Lender with a recourse carve-out guaranty. With respect to the junior mezzanine loan, the related mezzanine lender released the related mezzanine collateral in exchange for a lien on unrelated property and a payment of $10,000,000 that is required to be made within 12 months of origination of the 1 Willoughby Square Whole Loan. See “Description of the Mortgage Pool—Mortgage Pool Characteristics—Loan Purpose; Default History, Bankruptcy Issues and Other Proceedings” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

109

Office – Urban 235 Duffield Street Brooklyn, NY 11201	Collateral Asset Summary – Loan No. 10 1 Willoughby Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 65.5% 1.48x 10.6%

The Loan. The tenth largest mortgage loan (the “1 Willoughby Square Mortgage Loan”) is part of a whole loan (the “1 Willoughby Square Whole Loan”) which is comprised of three pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $125,000,000. The 1 Willoughby Square Whole Loan is secured by the borrower’s fee simple interest in a 280,348 SF condominium unit in an urban office building located in Brooklyn, New York (the “1 Willoughby Square Property”). The 1 Willoughby Square Whole Loan was originated on December 15, 2025 by German American Capital Corporation. The 1 Willoughby Square Mortgage Loan is evidenced by the non-controlling Note A-3 with an outstanding principal balance as of the Cut-off Date of $25,000,000. The scheduled maturity date of the 1 Willoughby Square Whole Loan is January 6, 2031.

The table below identifies the promissory notes that comprise the 1 Willoughby Square Whole Loan. The relationship between the holders of the 1 Willoughby Square Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Outside Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The 1 Willoughby Square Whole Loan will be serviced pursuant to the pooling and servicing agreement for the Benchmark 2026-V20 securitization trust. See “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$75,000,000	$75,000,000	Benchmark 2026-V20	Yes
A-2	$25,000,000	$25,000,000	BMO 2026-5C14	No
A-3	$25,000,000	$25,000,000	Benchmark 2026-V22	No
Total	$125,000,000	$125,000,000

The Property. The 1 Willoughby Square Property is a 280,348 SF condominium unit consisting of the ground floor to floor 21 of a 392,567 SF 35-story, Class A, LEED Platinum urban office building located in the Downtown Brooklyn submarket of New York City (the “1 WSQ Building”). The 1 WSQ Building was constructed in 2021 and features column-free, 14,500 SF floor plates with 14-16-foot slab heights. The 1 WSQ Building is the tallest office tower in Brooklyn and the area’s first ground-up office tower delivered in a generation. In connection with the origination of the 1 Willoughby Square Whole Loan, the borrower sponsors created a condominium structure, bifurcating the 1 WSQ Building into two units (“Unit 1”, which constitutes the 1 Willoughby Square Property) and (“Unit 2”, which constitutes the remainder of the 1 WSQ Building). As of December 15, 2025, the 1 Willoughby Square Property is 95.0% leased with a 14.6-year WALT remaining, to a mix of tenants including government agencies on long-term leases, architectural firms, family offices, and nonprofit organizations with 45.6% of underwritten base rent generated by investment grade tenants. Unit 2 of the 1 WSQ Building has one tenant (6,012 SF) as of the origination date. The 1 Willoughby Square Property amenities include a coffee bar, conferencing facilities, and a tenant lounge, all overlooking the Willoughby Square Park and offering 360-degree views from New York Harbor to Prospect Park. In addition, the 1 Willoughby Square Property features private outdoor spaces on multiple floors, a 250-space bicycle parking area and advanced air filtration. The 1 Willoughby Square Property is a short walk from multiple subway lines, as well as the Long Island Railroad at Atlantic Terminal, providing access to Manhattan and beyond.

Additionally, the combined 1 WSQ Building benefits from a long-term real estate tax abatement program, Industrial & Commercial Abatement Program (“ICAP”), which has a 25-year term with 22 years remaining as of July 1, 2026, and is expected to provide for an abatement of $3,962,748 for the first 16 years, which started July 1, 2023, with 10% step downs for the following 9 years, though estimated benefits may be reduced if the assessment or tax rate declines from those in the first year of the benefit program and are subject to the terms of the ICAP program.  The continuation of the benefits at these amounts assumes continued compliance with the ICAP requirements, including the owners’ filing of a biennial statement of continuing use, and continued use of the building as commercial office with no more than ten percent of the floor area used for retail purposes as defined for ICAP purposes.    No formal filing is required to transfer the ICAP benefit from the pre-existing single tax lot to the new condominium tax lots.  Borrower’s ICAP counsel is expected to take informal administrative action, if necessary, to have the ICAP benefits transferred pro rata to the new tax lots when the separate tax bills are issued.

A portion of the 1 Willoughby Square Property was deeded by the City of New York and the New York City Economic Development Authority, and is subject to agreements with such entities.  A breach of the representations and covenants in such agreements may trigger a reversion of such portion of the 1 Willoughby Square Property to such entities without compensation.   See “Description of the Mortgage Pool—Mortgage Pool Characteristics—Use Restrictions” in the Preliminary Prospectus.

Top Tenants. The three largest tenants based on underwritten base rent are Board of Education, FX FOWLE and The City of New York.

Board of Education (86,160 SF, 30.7% of net rentable area, 31.6% of UW base rent, Aa2/AA/AA (Moody’s / S&P / Fitch)). The New York City Board of Education operates the Albee Square Montessori Public School at the 1 Willoughby Square Property. The school spans 86,160 SF and features 14 classrooms, two special education rooms, a gymnasium-cafetorium, cafeteria, rooftop play area, and a dedicated entrance. The school opened in September 2024 as New York City’s first public (Montessori-inspired) school, serving Pre-Kindergarten and Kindergarten initially, with plans to expand annually up to Grade 5. The tenant has a 15-year renewal option through October 2065. The tenant also has the right to terminate its lease at the end of the 15th year of the lease term (November 2035) and again at the end of the 20th year of the lease term (November 2040) and the 25th year of the lease term (November 2045). Additionally,

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

110

Office – Urban 235 Duffield Street Brooklyn, NY 11201	Collateral Asset Summary – Loan No. 10 1 Willoughby Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 65.5% 1.48x 10.6%

the tenant spent $20.25 million of its own capital for the fit out of its space, inclusive of a gymnasium, auditorium, outdoor play facility, classrooms, and lobby.

FX FOWLE (40,302 SF, 14.4% of net rentable area, 14.5% of UW base rent). FX FOWLE is the former name of the New York-based architecture, planning, and interior design firm now known as FX Collaborative. The firm was originally founded in 1978 by Bob Fox and Bruce Fowle as Fox & Fowle Architects. FX Collaborative designs buildings and spaces for numerous types of properties in New York City and worldwide, including: office towers and corporate headquarters (including the 1 WSQ Building), cultural institutions (Statue of Liberty Museum), educational buildings (Columbia Business School / Albee Square Montessori), residential developments (The Greenwich Lane in Manhattan), and transportation and civic projects (Javits Center renovation). The tenant has a 5-year renewal option through February 2042 and no termination options. Additionally, the tenant spent $3.4 million of its own capital for the fit out of its space inclusive of built in cabinetry, custom light fixtures, and finishes. FX FOWLE has free rent totaling $384,676 in specified months in 2032.

The City of New York Office of Court Admin (27,304 SF, 9.7% of net rentable area, 8.6% of UW base rent, Aa2/AA/AA (Moody’s / S&P / Fitch)). The New York State Office of Court Administration (“OCA”) serves as the administrative arm of the Unified Court System, overseeing and supporting the operation of all state courts, including those in New York City. The OCA functions under the direction of the Chief Administrative Judge, who is appointed by the Chief Judge of the Court of Appeals of the State of New York and oversees statewide court administration and policy. OCA support extends across trial courts, family courts, surrogates’ courts, and others, ensuring consistency in court operations. In the context of New York City’s court system, the Deputy Chief Administrative Judge for New York City Courts (a role within OCA) oversees local court operations and resource distribution, working alongside individual court administrators across the city’s five Judicial Districts. The tenant has two 5-year renewal options through November 2051 and 2056. The tenant also has the right to terminate its lease in February 2039 and February 2042, provided written notice is given one year in advance. The OCA has free rent totaling $1,616,954.67 from December 2025 through February 2027.

The following table presents certain information relating to the top tenants at the 1 Willoughby Square Property based on underwritten base rent:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s / S&P / Fitch)(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF(3)	% Annual U/W Base Rent	Lease Expiration	Renewal Option (Y/N)	Termination Option (Y/N)
Major Tenants-Office
Board of Education	Aa2/AA/AA	86,160	30.7%	$5,026,500	$58.34	31.6%	10/31/2050	1 x 15	Y(4)
FX FOWLE	NR/NR/NR	40,302	14.4%	$2,308,062	$57.27	14.5%	2/28/2037	1 x 5	N
The City of New York Office of Court Admin (OCA)	Aa2/AA/AA	27,304	9.7%	$1,365,200	$50.00	8.6%	11/30/2046	2 x 5	Y(5)
City Block	NR/NR/NR	14,507	5.2%	$942,955	$65.00	5.9%	4/30/2028	1 x 3	N
JEMB Realty Corp.(6)	NR/NR/NR	14,508	5.2%	$870,480	$60.00	5.5%	6/30/2031	1 x 5	N
MSFoundation	NR/NR/NR	14,500	5.2%	$870,000	$60.00	5.5%	2/28/2039	2 x 5	N
IRS(7)	Aa1/AA+/AA+	14,308	5.1%	$851,755	$59.53	5.4%	7/23/2033	None	Y(8)
ARO	NR/NR/NR	9,860	3.5%	$591,600	$60.00	3.7%	8/31/2033	1 x 5	N
Propel	NR/NR/NR	9,883	3.5%	$591,596	$59.86	3.7%	6/30/2028	1 x 5	N
Rubenstein Law	NR/NR/NR	8,919	3.2%	$579,735	$65.00	3.7%	11/30/2031	1 x 3	N
Top 10 Tenants		240,251	85.7%	$13,997,883	$58.26	88.1%
Other Tenants		26,213	9.4%	$1,884,839	$71.90	11.9%
Total Occupied		266,464	95.0%	$15,882,722	$59.61	100.0%
Vacant		13,884	5.0%
Total		280,348	100.0%
(1)	Based on the underwritten rent roll dated December 15, 2025.
(2)	Certain ratings are those of the parent company or government entity, whether or not the parent company or government entity guarantees the lease.
(3)	The following tenants have free or gap rent periods; (i) FX FOWLE has free rent totaling $384,676 in specified months in 2032, (ii) OCA has free rent totaling $1,616,954.67 from December 2025 through February 2027, (iii) City Block has free rent totaling $235,738.74 from April through June 2026, (iv) JEMB Realty Corp. has gap rent totaling $479,700 from December 2025 through June 2026, (v) MS Foundation has free rent totaling $362,500 in March of 2026, 2028, 2030, 2032 and 2034, (vi) ARO has free rent totaling $64,938.20 from December 2025 through August 2026, and (vii) Rubenstein Law has free rent totaling $241,556.25 from July 2026 through November 2026 and gap rent totaling $187,219.56 from December 2025 through June 2026. Rubenstein Law is currently occupying temporary space on the 19th floor. It is anticipated Rubenstein Law’s suite will be move-in ready or around July 2026 at which point JEMB Realty Corp is expected to take occupancy of the 19th floor suite.
(4)	The Board of Education has the right to terminate its lease at the end of the 15th year of the lease term (November 2035) and again at the end of the 20th year of the lease term (November 2040) and the 25th year of the lease term (November 2045).
(5)	The City of New York Office of Court Admin has the right to terminate its lease on the twelfth anniversary (February 1, 2039) of the rent commencement date and the fifteenth anniversary of the rent commencement date (February 1, 2042) provided written notice is given one year in advance.
(6)	JEMB Realty Corp is an affiliate of the borrower. JEMB Realty Corp. is not yet in occupancy as its space is being used temporarily by Rubenstein Law while Rubenstein Law’s leased space is built out, as described in footnote (3) above
(7)	The lease to the IRS is expected to be assigned to the borrower after origination pursuant to a novation agreement. Such assignment to the borrower is subject to governmental rules and regulations. In addition, The assignment of leases and rents to the lender as applicable to the IRS lease is also subject to governmental rules and regulations. See “Description of the Mortgage Pool—Mortgage Pool Characteristics—Property Types—Retail Properties” in the Preliminary Prospectus.
(8)	The IRS may terminate its lease at any time after July 2031.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

111

Office – Urban 235 Duffield Street Brooklyn, NY 11201	Collateral Asset Summary – Loan No. 10 1 Willoughby Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 65.5% 1.48x 10.6%

The following table presents certain information relating to the lease rollover schedule at the 1 Willoughby Square Property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent(1)	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
MTM & 2026	4,601	1.6%	1.6%	$310,706	2.0%	$67.53	1
2027	0	0.0%	1.6%	$0	0.0%	$0.00	0
2028	24,390	8.7%	10.3%	$1,534,551	9.7%	$62.92	2
2029	0	0.0%	10.3%	$0	0.0%	$0.00	0
2030	4,317	1.5%	11.9%	$280,605	1.8%	$65.00	1
2031	31,469	11.2%	23.1%	$1,932,735	12.2%	$61.42	3
2032	0	0.0%	23.1%	$0	0.0%	$0.00	0
2033	29,656	10.6%	33.7%	$1,770,824	11.1%	$59.71	3
2034	0	0.0%	33.7%	$0	0.0%	$0.00	0
2035	0	0.0%	33.7%	$0	0.0%	$0.00	0
2036 & Thereafter	172,031	61.4%	95.0%	$10,053,301	63.3%	$58.44	5
Vacant	13,884	5.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	280,348	100.0%		$15,882,722	100.0%	$59.61	15
(1)	Based on the underwritten rent roll as of December 15, 2025.

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the 1 Willoughby Square Property:

Cash Flow Analysis
	2021	2022	2023	2024	TTM 9/30/2025	UW(1)	UW PSF
Base Rent	$6,126,849	$6,921,102	$10,578,833	$11,616,238	$11,675,340	$15,882,722	$56.65
Rent Step	0	0	0	0	0	12,951	$0.05
IG Rent Steps(2)	0	0	0	0	0	44,555	$0.16
Potential Income from Vacant Space	0	0	0	0	0	1,111,500	$3.96
Gross Potential Rent	$6,126,849	$6,921,102	$10,578,833	$11,616,238	$11,675,340	$17,051,728	$60.82
Total Reimbursements	$55,566	$226	$565,478	$594,687	$565,135	$729,936	$2.60
Net Rental Income	$6,182,416	$6,921,328	$11,144,312	$12,210,925	$12,240,475	$17,781,664	$63.43
Other Income(3)	$59,386	$54,146	$114,288	$168,376	$229,617	$368,334	$1.31
(Vacancy & Credit Loss)	0	0	0	0	0	(1,111,500)	($3.96)
Effective Gross Income	$6,241,802	$6,975,474	$11,258,599	$12,379,301	$12,470,092	$17,038,498	$60.78

Real Estate Taxes(4)	$63,879	$1,233,282	$1,395,371	$336,446	$256,515	$269,061	$0.96
Insurance	232,827	283,489	374,259	381,193	382,377	395,972	$1.41
Management Fee	136,317	237,782	269,769	357,304	366,288	511,155	$1.82
Other Expenses	1,393,819	2,392,297	2,208,773	2,532,350	2,588,848	2,674,660	$9.54
Total Expenses	$1,826,842	$4,146,851	$4,248,173	$3,607,293	$3,594,028	$3,850,848	$13.74

Net Operating Income	$4,414,961	$2,828,623	$7,010,426	$8,772,008	$8,876,065(5)	$13,187,650(5)	$47.04
Replacement Reserves	$0	$0	$0	$0	$0	$56,070	$0.20
TI/LC	0	0	0	0	0	420,522	$1.50
Net Cash Flow	$4,414,961	$2,828,623	$7,010,426	$8,772,008	$8,876,065	$12,711,058	$45.34

Occupancy %	44.7%	70.9%	82.7%	87.1%	95.0%(1)	93.0%
NCF DSCR	0.51x	0.33x	0.82x	1.02x	1.03x	1.48x
NOI Debt Yield	3.5%	2.3%	5.6%	7.0%	7.1%	10.6%
(1)	Based on the underwritten rent roll dated December 15, 2025.
(2)	The IG rent steps are associated with the Board of Education, OCA and IRS tenants.
(3)	Other income is made up of customer service revenue, service contract revenue, FX FOWLE TI reimbursements and miscellaneous income.
(4)	Real Estate Taxes were underwritten based on the average abated taxes during the loan term after giving effect to the ICAP abatement.
(5)	The increase from TTM 9/30/2025 Base Rent and Net Operating Income to UW Base Rent and UW Net Operating Income is primarily attributable to additional leasing in late 2025 and 2026 (Maycomb, JEMB Realty Corp, Philo TV, OCA, CorePower Yoga and Rubenstein Law) amounting to approximately $4.1 million in base rent.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

112

Office – Urban 235 Duffield Street Brooklyn, NY 11201	Collateral Asset Summary – Loan No. 10 1 Willoughby Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 65.5% 1.48x 10.6%

Appraisal. According to the appraisal, the 1 Willoughby Square Property had an “as-is” appraised value of $190,800,000, as of September 2, 2025.

1 Willoughby Square Appraised Value(1)
Property	Value	Capitalization Rate
1 Willoughby Square	$190,800,000	6.25%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental site assessment report dated September 5, 2025, there was no evidence of any recognized environmental conditions at the 1 Willoughby Square Property.

The Market. The 1 Willoughby Square Property is located at 235 Duffield Street in Downtown Brooklyn, New York, within Kings County, a dense and transit-rich commercial district that has experienced redevelopment and growing residential demand. The 1 Willoughby Square Property is situated within a mixed urban environment that includes high-rise office buildings, major residential towers and a broad mix of national and local tenants, including big-box retailers, as well as educational and governmental institutions such as the NYC College of Technology, Long Island University, Brooklyn Law School, and multiple court and municipal buildings. The 1 Willoughby Square Property also benefits from adjacency to Abolitionist Place Public Park, which enhances visibility and pedestrian activity. Regional access is strong, with nearly all major subway lines and the Long Island Railroad located within walking distance, providing connectivity to Manhattan and the broader metropolitan region.

According to the appraisal, the 1 Willoughby Square Property is located within the Kings County office market and the Downtown Brooklyn office and retail submarkets. As of the third quarter of 2025, the Kings County office vacancy rate was 15.3%, compared with a 10-year historical average of 10.0%, while the Downtown Brooklyn submarket exhibited a higher vacancy rate of 20.8%, reflecting ongoing softness in office demand. Asking rents within Kings County averaged $42.74 per SF, and Downtown Brooklyn office rents averaged $41.84 per SF, supported primarily by newer Class A inventory. In contrast, retail space in Kings County remained comparatively healthy, with a 3.7% vacancy rate and average asking rents of $54.75 per SF as of the third quarter of 2025. The Downtown Brooklyn retail submarket reported a higher vacancy rate of 8.4%, though its average asking rents of $84.19 per SF remain among the strongest in the borough due to dense residential and daytime populations.

The table below presents certain information relating to office leases comparable to those at the 1 Willoughby Square Property identified by the appraisal:

Comparable Office Leases(1)
Property Name/Location	Year Built/ Renovated	Total GLA (SF)	Tenant	Tenant Size (SF)	Lease Start Date	Lease Term (years)	Annual Rent PSF
1 Willoughby Square(2) Brooklyn, NY	2021 / NAP	280,348	Board of Education	86,160	Nov-20	30.0	$58.34
25 Kent Avenue Brooklyn, NY	2017 / NAP	511,161	Queen One	29,718	Jun-25	11.2	$73.00
10 Jay Street Brooklyn, NY	1898 / 2024	230,000	Mischief	23,621	Feb-25	7.9	$62.00
One Pierrepont Plaza Brooklyn, NY	1987 / 2009	725,991	The Corcoran Group	12,807	Feb-24	11.2	$55.00
The Paxton Brooklyn, NY	2023 / NAP	333,000	NYC Department of Health	17,708	Dec-23	21.0	$48.80
One Pierrepont Plaza Brooklyn, NY	1987 / 2009	725,991	Institute of Family Health	23,987	Jul-23	16.0	$58.00
(1)	Source: Appraisal unless otherwise noted.
(2)	Based on underwritten rent roll as of December 15, 2025.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

113

Office – Urban 235 Duffield Street Brooklyn, NY 11201	Collateral Asset Summary – Loan No. 10 1 Willoughby Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 65.5% 1.48x 10.6%

The Borrower and the Borrower Sponsors. The borrower is 1 Willoughby Square Property Owner LLC, a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 1 Willoughby Square Whole Loan.

The borrower sponsors are Joseph Jerome, Morris Jerome, Jacob Jerome, Louis Jerome, Adnane Mousannif, Edmond Safra, Morris Sabagh and Abraham Kassin and the non-recourse carveout guarantor is Joseph Jerome. Joseph Jerome founded JEMB Realty Corporation (“JEMB”) with his partner Morris Bailey in 1990. JEMB is a three-generation, family-run, real estate development, investment and management firm based in New York City. JEMB owns and manages a portfolio of over 6.5 million square feet – comprising office towers, shopping centers, and residential complexes across North America, specifically concentrated in the Greater New York region, Pennsylvania and Montreal, Canada. JEMB’s notable properties include: 75 Broad, Herald Towers, 150 Broadway, and 1 Willoughby Square in New York City, plus Resorts Casino Hotel (Atlantic City) and Wyndham Grand Clearwater Beach Hotel (Florida).

In connection with the origination of the 1 Willoughby Square Whole Loan, the joint venture which indirectly controls the borrower (the “Albee JV”) brought in two new 0% common equity members (i) E 1WSQ LLC (the “AVRS Special Member”) which contributed a nominal amount of capital to the Albee JV and which is owned in part indirectly by Edmond Safra and (ii) 1 WSQ KSR 2 LLC (the “KSR Special Member”) which contributed a nominal amount of capital and which is controlled by Morris Sabbagh and Abraham Kassin. The co-managers of the joint venture that controls the borrower are (i) Albee JV Holdco LLC (the “JEMB Member”) which is controlled by Joseph Jerome and certain of his family members, (ii) Averroes Partners LP, which is owned and controlled by Adnane Mousannif and Edmond Safra, and (iii) KSR WSQ Manager LLC, which is owned and controlled by Morris Sabbagh and Abraham Kassin.  Initially, JEMB Member owns 100% of the common equity in the Albee JV. In addition, $65,000,000 of unsecured loans, all of which are convertible into preferred equity were made to the Albee JV, all of which (other than $1,000,000 from a JEMB Member affiliate) were made by affiliates of the new common equity members. It is anticipated that upon repayment and/or conversion of such unsecured loans, and the return of all of the capital contributed by affiliates of the JEMB Member, each of AVRS Special Member and KSR Special Member (i.e. the new common equity members) will be entitled to 24.50% of distributions from the Albee JV, with JEMB Member and/or its affiliates entitled to the remainder.

Property Management. The 1 Willoughby Square Property is currently managed by LMJ Realty Management LLC, a borrower sponsor affiliated management company.

Initial and Ongoing Reserves. At origination, the borrower deposited into escrow approximately $4,566,619 for outstanding tenant improvements and/or leasing commissions, approximately $4,793,870 for free rent and gap rent for eleven tenants, including the top five tenants FX FOWLE and New York City Office of Court Administration, and approximately $30,691 for real estate taxes.

Tax Escrows – During a Trigger Period (as defined below), the borrower is required to deposit into a real estate tax reserve, on a monthly basis, an amount equal to 1/12th of the real estate taxes that the lender estimates will be payable during the next ensuing twelve months (initially, $30,691 but after the 1 Willoughby Square Property is assessed as a separate tax lot, this figure will be based only upon the taxes attributable to the 1 Willoughby Square Property and not Unit 2).

Insurance Escrows – During a Trigger Period, the borrower is required to deposit into an insurance reserve, on a monthly basis, an amount equal to 1/12th of the insurance premiums that the lender reasonably estimates will be payable for the renewal of the coverage afforded by the policies upon the expiration thereof.

Replacement Reserves – During a Trigger Period, the borrower is required to deposit approximately $4,672, on a monthly basis, into a replacement reserve.

TI/LC Reserve – During a Trigger Period, the borrower is required to deposit approximately $35,044, on a monthly basis, into a reserve for future tenant improvements and leasing commissions.

Common Charges Reserve – During a Trigger Period, the borrower is required to deposit an amount equal to the monthly amount set forth in the approved annual budget for common charges into a reserve for such common charges.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

114

Office – Urban 235 Duffield Street Brooklyn, NY 11201	Collateral Asset Summary – Loan No. 10 1 Willoughby Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 65.5% 1.48x 10.6%

Lockbox / Cash Management. The 1 Willoughby Square Whole Loan is structured with a hard lockbox and springing cash management. The borrower and property manager, as applicable, are required to direct the tenants to pay rent directly into the lockbox account, and to deposit any rents otherwise received into such account within two business days after receipt. So long as no Trigger Period is continuing, the amounts on deposit in the lockbox account will be swept to the borrower’s operating account. During the continuance of a Trigger Period, transfers to the borrower’s operating account are required to cease and such sums on deposit in the lockbox account are required to be transferred on a daily basis to a cash management account controlled by the lender, at a financial institution selected by the lender (and the borrower is required to cooperate with the lender and the cash management bank in the establishment of such account). Funds swept to the cash management account are required to be applied to payment of all monthly amounts due under the 1 Willoughby Square Whole Loan documents (including, without limitation, taxes and insurance, debt service and other required reserves) and approved property operating expenses and extraordinary expenses, with any excess funds being deposited into a lease sweep reserve if a Lease Sweep Period (as defined below) is continuing or if a Lease Sweep Period is not then continuing, being held by lender as additional collateral for the 1 Willoughby Square Whole Loan (provided that upon the occurrence of an event of default under the 1 Willoughby Square Whole Loan documents, all sums received from the 1 Willoughby Square Property and all funds reserved with the lender may be applied to amounts owed under any of the 1 Willoughby Square Whole Loan documents in such amounts, order and manner as the lender elects in its sole discretion).

A “Trigger Period” means a period: (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio falling below 1.25x for any calendar quarter (a “Low DSCR Period”), (iii) certain bankruptcy or insolvency events of the borrower or the guarantor or (iv) a Lease Sweep Period, and (B) expiring upon, with regard to any Trigger Period commenced in connection with (w) clause (i) above, the cure (if applicable) of such event of default, (x) a Low DSCR Period, the 1 Willoughby Square Whole Loan achieving a debt service coverage ratio of 1.25x or greater for two consecutive calculation periods, (y) clause (iii) above, if the bankruptcy or insolvency event was involuntary, upon the same being discharged or dismissed within 60 days of filing or (z) clause (iv) above, the Lease Sweep Period ceasing to exist. In addition, a Low DSCR Period will expire upon the borrower delivering to the lender, as additional collateral, either immediately available funds or one or more letters of credit having an aggregate amount that if applied as a prepayment of the 1 Willoughby Square Whole Loan, would cause the debt service coverage ratio to equal or exceed 1.25x.

A “Lease Sweep Period” will commence upon (a) (i) the date that is twelve months prior to the expiration of a Sweep Lease (as defined below) or (ii) upon the date required under the Sweep Lease by which the Sweep Tenant (as defined below) is required to give notice of its exercise of a renewal option thereunder (and such renewal has not been so exercised); (b) upon the early termination, early cancellation or early surrender of a Sweep Lease (or any portion thereof of 20,000 rentable square feet or more) or upon the borrower’s receipt of notice by a Sweep Tenant of its intent to effect an early termination, early cancellation or early surrender of its Sweep Lease (or any portion thereof of 20,000 rentable square feet or more); (c) if a Sweep Tenant has ceased operating its business at the 1 Willoughby Square Property (i.e., “goes dark”) in 20,000 rentable square feet or more of its space at the 1 Willoughby Square Property excluding months when the school operated by the Sweep Tenant is not in session per its schedule; (d) upon a default under a Sweep Lease by a Sweep Tenant beyond any applicable notice and cure period, (e) upon a bankruptcy or insolvency proceeding of a Sweep Tenant or its parent or (f) upon a decline in the credit rating of the Sweep Tenant (or its parent entity) below “BBB+” or equivalent by any of the rating agencies.

A Lease Sweep Period will end (A) in the case of clauses (a), (b) or (c) above, when the entire space demised under the Sweep Lease (or applicable portion thereof) has been re-tenanted pursuant to one or more “qualified leases” as defined in the 1 Willoughby Square Whole Loan documents and, in the lender’s judgment, sufficient funds have been accumulated in the lease sweep reserve to cover all anticipated tenant improvement and leasing commissions and free and/or abated rent in connection therewith (collectively, “Anticipated Leasing Expenses”) (and any debt service and operating shortfalls relating to the delay in the commencement of full rent payments); (B) in the case of clause (a) above, when the Sweep Tenant irrevocably exercises its renewal or extension option, and in the lender’s judgement, sufficient funds have been accumulated in the lease sweep reserve to cover all Anticipated Leasing Expenses; (C) in the case of clause (d) above, when the applicable default has been cured and no other default has occurred for a period of three consecutive months following such cure; (D), in the case of clause (e) above, when the applicable insolvency proceeding has terminated and the applicable Sweep Lease and any guaranty thereof have been affirmed or assumed by the applicable Sweep Tenant and any guarantor pursuant to a final, non-appealable order of the bankruptcy court, and in connection therewith all defaults under the Sweep Lease are cured and the Sweep Tenant is in occupancy of its premises and paying full, unabated rent; and (E) in the case of clause (f) above, if the credit rating of the Sweep Tenant has been restored to at least BBB+ or its equivalent.

A “Sweep Lease” means the lease to the Board of Education of the City School District of the City of New York and any replacement lease covering 20,000 or more SF of the space currently demised under such lease.

A “Sweep Tenant” means any tenant under a Sweep Lease.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

115

Office – Urban 235 Duffield Street Brooklyn, NY 11201	Collateral Asset Summary – Loan No. 10 1 Willoughby Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 65.5% 1.48x 10.6%

Release of Collateral. Not permitted.

Condominium Structure. In connection with the origination of the 1 Willoughby Square Whole Loan, the borrower created a condominium structure, bifurcating the 1 WSQ Building into Unit 1 (the 1 Willoughby Square Property) and Unit 2 (the remainder of the 1 WSQ Building). The overall 1 WSQ Building is currently 58.1% occupied (Unit 1, the 1 Willoughby Square Property, is 95.0% occupied).

The Unit 1 owner has a 59% interest, and the Unit 2 owner has a 41% interest in the common elements. Unit 1 is the collateral for the 1 Willoughby Square Whole Loan. There are 5 members of the condominium board. The Unit 1 owner appoints 3 members, and the Unit 2 owner appoints 2 members. Each unit owner may remove its designated members of the board with or without cause at any time and each member may resign at any time. Decisions relating to the annual budget and any special assessments must be made by a majority of the board members (Unit 1 has a majority of such board seats). At origination, the borrower sponsor indirectly owned both condominium units, however, the borrower owns solely the 1 Willoughby Square Property, and Unit 2 is held in a separate special purpose entity and does not constitute collateral for the 1 Willoughby Square Whole Loan.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

116

Industrial – Manufacturing/Distribution 6600 New Venture Gear Drive DeWitt, NY 13057	Collateral Asset Summary – Loan No. 11 ONX Industrial Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 61.0% 1.35x 10.2%
Mortgage Loan Information		Property Information
Loan Seller:	Barclays	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type - Subtype:	Industrial - Manufacturing/Distribution
Borrower Sponsor(s):	Robert J. Trafford and Benton B. Kendig III	Collateral:	Fee
Borrower(s):	ONX1-100 LLC, ONX1-200 LLC and ONX1-400 LLC	Location:	DeWitt, NY
Original Balance(1):	$22,000,000	Year Built / Renovated:	1964-1985, 2023 / 2025
Cut-off Date Balance(1):	$22,000,000	Property Management:	ONX REM LLC
% by Initial UPB:	2.9%	Size:	1,356,067 SF
Interest Rate:	7.21000%	Appraised Value / Per SF:	$123,000,000 / $91
Note Date:	April 15, 2026	Appraisal Date:	February 19, 2026
Original Term:	60 months	Occupancy:	96.5% (as of February 10, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI(3):	$7,625,991
Interest Only Period:	60 months	Underwritten NCF:	$7,381,899
First Payment Date:	June 6, 2026
Maturity Date:	May 6, 2031	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI(3):	$7,040,307 (TTM December 31, 2025)
Additional Debt Balance(1):	$53,000,000	2024 NOI(3):	$5,151,586
Call Protection(2):	L(24),D(32),O(4)	2023 NOI(3):	$2,271,092
Lockbox / Cash Management:	Hard / Springing	2022 NOI(3):	$2,299,610

Reserves				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$55
Taxes:	$359,751	$62,187	NAP	Maturity Date Loan / SF:	$55
Insurance:	$208,741	$69,580	NAP	Cut-off Date LTV:	61.0%
Replacement Reserves:	$0	$9,040	NAP	Maturity Date LTV:	61.0%
TI / LC(4):	$1,200,000	$22,601	NAP	UW NOI DY:	10.2%
Deferred Maintenance:	$92,280	$0	NAP	UW NCF DSCR:	1.35x
Roof Reserve(5):	$0	$135,000	$500,000
Common Charge Reserve(6):	$0	Springing	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$75,000,000	97.3%	Loan Payoff	$46,399,270	60.2%
Sponsor Equity	2,059,563	2.7	Partnership Buyout(7)	23,500,000	30.5
			Closing Costs(8)	5,299,521	6.9
			Upfront Reserves	1,860,772	2.4
Total Sources	$77,059,563	100.0%	Total Uses	$77,059,563	100.0%
(1)	The ONX Industrial Campus Mortgage Loan (as defined below) is part of the ONX Industrial Campus Whole Loan (as defined below), which is evidenced by eight pari passu promissory notes with an aggregate principal balance of $75,000,000. The Financial Information presented above is based on the aggregate principal balance of the promissory notes comprising the ONX Industrial Campus Whole Loan.
(2)	The defeasance lockout period will be at least 24 payments beginning with and including the first payment date of June 6, 2026. Defeasance of the ONX Industrial Campus Whole Loan is permitted after the date that is the earlier to occur of (i) two years from the closing date of the securitization that includes the last note to be securitized and (ii) April 15, 2029. The assumed defeasance lockout period of 24 payments is based on the expected Benchmark 2026-V22 securitization closing date in May 2026. The actual defeasance lockout period may be longer.
(3)	The increase in historical NOI to the UW NOI was driven primarily by the lease-up and stabilization of the ONX Industrial Campus Property (as defined below). The borrower sponsors acquired the ONX Industrial Campus Property vacant in 2012 and subsequently leased up space incrementally between 2013 and 2018. Additionally, in 2023 the borrower sponsors constructed and delivered building 400, a 343,376 square foot building that is now occupied by PODS Enterprises ($473,716 underwritten base rent), Revamp ($618,000 underwritten base rent), and RNDC ($1,955,642 underwritten base rent).
(4)	Commencing upon the payment date following the date that the Roof Reserve cap has been achieved, the borrowers are required to deposit $135,000 per month (the “Supplemental TI Reserve Deposit”) into the TI/LC Reserve. The borrowers are required to deposit into the rollover reserve, an amount equal to $135,000, commencing on the first monthly payment date, following the date the borrowers have achieved the Roof Cap (as defined below) and on each monthly payment date until the earlier to occur of (x) the date upon which amounts on deposit in the rollover reserve on account of the Supplemental TI Reserve Deposit equals or exceeds $1,930,000 (which represents 14 months of Supplemental TI Reserve Deposits into the TI/LC Reserve) or (y) the date upon which (A) amounts on deposit in the rollover reserve on account of the Supplemental TI Reserve Deposits equal or exceeds $850,000 (which represents six months of Supplemental TI Reserve Deposits into the TI/LC Reserve) and (B) (i) either Motivate/Lyft has exercised its extension option for a period of not less than five years or the entirety or substantially all (but no less than 80%) of the space demised under the Motivate/Lyft lease is leased pursuant to a qualified lease to the satisfaction of the lender and the borrowers have delivered an acceptable tenant estoppel to the lender with respect to the Motivate/Lyft lease or qualified lease and (ii) Custom Assembly has extended its lease for at least five years at a rental rate equal to or greater than the current base rent and additional rent or the entirety or substantially all (but no less than 80%) of the space demised under the Custom Assembly lease is leased pursuant to a qualified lease and the borrowers have delivered an acceptable tenant estoppel to the lender with respect to the Custom Assembly lease or qualified lease.
(5)	The borrowers are required to deposit into the roof reserve, an amount equal to $135,000, on each monthly payment date. So long as no event of default and the amount then on deposit in the roof reserve equals or exceeds $500,000 (the “Roof Cap”), the borrowers will thereafter have no obligation to make further deposits into the roof reserve.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

117

Industrial – Manufacturing/Distribution 6600 New Venture Gear Drive DeWitt, NY 13057	Collateral Asset Summary – Loan No. 11 ONX Industrial Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 61.0% 1.35x 10.2%
(6)	On each monthly payment date, the borrowers are required to make monthly deposits into the common charge reserve account; provided that such deposit requirement will be conditionally waived so long as (i) no event of default or Sweep Event Period (as defined in the ONX Industrial Campus Whole Loan agreement) has occurred and is continuing, (ii) the borrowers are required under the condominium documents to pay all common charges directly to the condominium, and (iii) the borrowers have paid all common charges directly to the condominium and have delivered satisfactory evidence to the lender prior to the date such common charges are due.
(7)	At origination of the ONX Industrial Campus Whole Loan, the borrower sponsors bought out a prior partner for $23,500,000.
(8)	Closing Costs include a $450,000 interest rate buydown credit, and $2,607,066 to release mechanic's liens and pay outstanding insurance costs.

The Loan. The eleventh largest mortgage loan (the “ONX Industrial Campus Mortgage Loan”) is part of a whole loan (the “ONX Industrial Campus Whole Loan”) evidenced by eight pari passu promissory notes in the aggregate original principal amount of $75,000,000. The ONX Industrial Campus Mortgage Loan is evidenced by the non-controlling Notes A-3 and A-4, which have an aggregate outstanding principal balance as of the Cut-off Date of $22,000,000. The ONX Industrial Campus Whole Loan is secured by a first mortgage lien on the borrowers’ fee interest in an industrial property containing 1,356,067 square feet located in DeWitt, New York (the “ONX Industrial Campus Property”). The ONX Industrial Campus Whole Loan was co-originated on April 15, 2026, by Starwood Mortgage Capital LLC (“SMC”) and Barclays Capital Real Estate Inc. (“BCREI”). Note A-3 was initially held by SMC and will be acquired by BCREI prior to the Closing Date. The ONX Industrial Campus Whole Loan has a five-year term, is interest-only for the full term and accrues interest at a rate of 7.21000% per annum on an Actual/360 basis. The scheduled maturity date of the ONX Industrial Campus Whole Loan is May 6, 2031. The ONX Industrial Campus Whole Loan will initially be serviced pursuant to the pooling and servicing agreement for the Benchmark 2026-V22 securitization trust. From and after the securitization of the controlling Note A-1, the ONX Industrial Campus Whole Loan will be serviced pursuant to the pooling and servicing agreement for such future securitization. The relationship between the holders of notes evidencing the ONX Industrial Campus Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Outside Serviced Pari Passu Whole Loans” and “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the ONX Industrial Campus Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1(1)	$14,000,000	$14,000,000	Starwood Mortgage Funding II LLC	Yes
A-2(1)	14,000,000	14,000,000	BCREI	No
A-3	11,000,000	11,000,000	Benchmark 2026-V22	No
A-4	11,000,000	11,000,000	Benchmark 2026-V22	No
A-5(1)	10,000,000	10,000,000	Starwood Mortgage Funding II LLC	No
A-6(1)	10,000,000	10,000,000	BCREI	No
A-7(1)	2,500,000	2,500,000	Starwood Mortgage Funding II LLC	No
A-8(1)	2,500,000	2,500,000	BCREI	No
Whole Loan	$75,000,000	$75,000,000
(1)	Expected to be contributed to one or more future securitizations.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

118

Industrial – Manufacturing/Distribution 6600 New Venture Gear Drive DeWitt, NY 13057	Collateral Asset Summary – Loan No. 11 ONX Industrial Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 61.0% 1.35x 10.2%

The following table presents certain information relating to the top tenants based on underwritten base rent (of which, certain tenants may have co-tenancy provisions that are not considered in this table) at the ONX Industrial Campus Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
RNDC	NR/NR/NR	232,676	17.2%	$1,955,642	$8.41	24.8%	12/31/2034	N	2 x 5 Yr
Byrne Dairy	NR/NR/NR	230,083	17.0%	1,038,029	$4.51	13.1%	2/28/2034	N	None
InfraServices Group	NR/NR/NR	88,540	6.5%	726,028	$8.20	9.2%	12/31/2029	N	None
ONX1-200-210 LLC(3)	NR/NR/NR	234,000	17.3%	702,000	$3.00	8.9%	6/30/2036	N	None
Revamp	NR/NR/NR	50,000	3.7%	618,000	$12.36	7.8%	3/31/2031	N	1 x 5 Yr
Stihl	NR/NR/NR	50,000	3.7%	600,000	$12.00	7.6%	11/25/2027	Y(4)	None
Motivate/Lyft	NR/NR/NR	170,000	12.5%	595,000	$3.50	7.5%	12/31/2031	Y(5)	(6)
CHEP/Brambles	NR/NR/NR	48,000	3.5%	528,770	$11.02	6.7%	10/31/2029(7)	Y(8)	1 x 5 Yr
PODS Enterprises	NR/NR/NR	58,711	4.3%	473,716	$8.07	6.0%	1/31/2034	N	2 x 5 Yr
Clintons Ditch/Pepsi	NR/NR/NR	75,000	5.5%	422,250	$5.63	5.3%	1/31/2032	Y(9)	3 x 3 Yr
Top 10 Tenants		1,237,010	91.2%	$7,659,435	$6.19	97.0%
Remaining Occupied		72,000	5.3%	234,720	$3.26	3.0%
Total Occupied		1,309,010	96.5%	$7,894,155	$6.03	100.0%
Vacant		47,057	3.5%
Total		1,356,067	100.0%
(1)	Based on the underwritten rent roll dated February 10, 2026 with rent steps totaling $518,843 through March 2027.
(2)	Ratings provided are for the parent company of the entity listed in the “Tenant” field whether or not the parent company guarantees the lease.
(3)	ONX1-200-210 LLC (the “Master Tenant”) is an affiliate of the borrowers and currently master leases 234,000 square feet at the ONX Industrial Campus Property from one of the borrowers. The Master Tenant subleases that space to NYCANNA (the “Subtenant”). The Subtenant operates the space to cultivate, warehouse and distribute marijuana. The State of New York legalized the sale of medical marijuana in 2016 and the recreational use of marijuana in 2021. See “Description of the Mortgage Pool—Property Types—Industrial Properties” in the preliminary prospectus. The borrowers under the ONX Industrial Campus Whole Loan have no privity of contract with the Subtenant and the lender has no security interest in the rents payable under the sublease. However, the master lease is coterminous with the sublease and the rents due under the master lease equal those due under the sublease. In addition, the ONX Industrial Campus Whole Loan documents provide for (i) recourse to the borrowers and the related guarantors for any losses to the lender related to any breach of the master lease and (ii) full recourse to one of the guarantors, Robert Trafford, for all rent, additional rent or other liabilities arising or payable by the Master Tenant under the master lease. See “Description of the Mortgage Pool—Tenant Issues-- Affiliated Leases and Master Leases” in the preliminary prospectus.
(4)	Stihl has an ongoing right to terminate its lease with six months’ notice.
(5)	Under its current lease, Motivate/Lyft has a one-time termination right, with six months’ notice. Motivate/Lyft provided confirmation of its intention to renew its lease and, as of origination of the ONX Industrial Campus Whole Loan, had not provided notice of its intention to terminate its lease.
(6)	Motivate/Lyft is currently finalizing a five-year lease extension with the borrower sponsors to extend its lease through December 31, 2031. Motivate/Lyft has provided email confirmation of its intention to exercise its contractual five-year renewal option effective January 2027. At origination of the ONX Industrial Campus Whole Loan, the borrowers escrowed $1,200,000 in the TI/LC reserve, which will remain as additional collateral for the ONX Industrial Campus Whole Loan until Motivate/Lyft has executed a renewal lease with the borrowers for a term of at least five years and after such time, the $1,200,000 escrow will be available for general TI/LC costs at the ONX Industrial Campus Property. Motivate/Lyft’s current lease expiration date without factoring in the presumed renewal is December 31, 2026.
(7)	CHEP/ Brambles operates under a (i) 48,000 square feet ($483,770 UW Base Rent) lease with a lease expiration date in October 2029 and (ii) a license agreement ($45,000 of UW Base Rent) that expires in July 2029.
(8)	CHEP/Brambles has a one-time termination right effective January 31, 2027, with written notice on or before July 31, 2026.
(9)	Clintons Ditch/Pepsi has one termination right remaining, effective February 1, 2028, with six months' notice.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

119

Industrial – Manufacturing/Distribution 6600 New Venture Gear Drive DeWitt, NY 13057	Collateral Asset Summary – Loan No. 11 ONX Industrial Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 61.0% 1.35x 10.2%

The following table presents certain information relating to the lease rollover schedule at the ONX Industrial Campus Property:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring GLA	% of GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
2026 & MTM	72,000	5.3%	5.3%	$234,720	3.0%	$3.26	1
2027	50,000	3.7%	9.0%	$600,000	7.6%	$12.00	1
2028	0	0.0%	9.0%	$0	0.0%	$0.00	0
2029	136,540	10.1%	19.1%	$1,254,798	15.9%	$9.19	2
2030	0	0.0%	19.1%	$0	0.0%	$0.00	0
2031(3)	220,000	16.2%	35.3%	$1,213,000	15.4%	$5.51	2
2032	75,000	5.5%	40.8%	$422,250	5.3%	$5.63	1
2033	0	0.0%	40.8%	$0	0.0%	$0.00	0
2034	521,470	38.5%	79.3%	$3,467,387	43.9%	$6.65	3
2035	0	0.0%	79.3%	$0	0.0%	$0.00	0
2036	234,000	17.3%	96.5%	$702,000	8.9%	$3.00	1
2037 & Thereafter	0	0.0%	96.5%	$0	0.0%	$0.00	0
Vacant	47,057	3.5%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	1,356,067	100.0%		$7,894,155	100.0%	$6.03	11
(1)	Based on the underwritten rent roll dated February 10, 2026 with rent steps totaling $518,843 through March 2027.
(2)	Certain leases may have termination options that are exercisable prior to the originally stated expiration date of the lease and that are not considered in this Lease Rollover Schedule.
(3)	The Lease Rollover Schedule above reflects Motivate/Lyft’s presumed renewal through December 1, 2031. See footnote (6) to the Tenant Summary table above for more information.

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the ONX Industrial Campus Property:

Cash Flow Analysis(1)
	2023(2)	2024(2)	2025(2)	U/W(2)	U/W Per SF
Base Rent	$3,122,693	$4,986,947	$6,533,227	$7,375,312	$5.44
Rent Steps	0	0	0	518,843	$0.38
Gross Up Vacancy	0	0	0	352,928	$0.26
Total Reimbursements	1,829,359	3,523,064	4,070,551	3,774,441	$2.78
Net Rental Income	$4,952,052	$8,510,010	$10,603,778	$12,021,524	$8.86
Vacancy/Credit Loss	$0	$0	$0	($601,076)	($0.44)
Effective Gross Income	$4,952,052	$8,510,010	$10,603,778	$11,420,448	$8.42
Real Estate Taxes	$221,798	$371,890	$662,884	$679,470	$0.50
Insurance	858,316	894,501	963,177	834,964	$0.62
Other Expenses(3)	1,600,847	2,092,032	1,937,410	2,280,023	$1.68
Total Expenses	$2,680,960	$3,358,424	$3,563,471	$3,794,457	$2.80
Net Operating Income	$2,271,092	$5,151,586	$7,040,307	$7,625,991	$5.62
Capital Expenditures	$0	$0	$0	$108,485	$0.08
TI/LC	0	0	0	135,607	$0.10
Net Cash Flow	$2,271,092	$5,151,586	$7,040,307	$7,381,899	$5.44

Occupancy (%)	70.5%	87.8%	93.0%	95.0%
NOI DSCR(4)	0.41x	0.94x	1.28x	1.39x
NCF DSCR(4)	0.41x	0.94x	1.28x	1.35x
NOI Debt Yield(4)	3.0%	6.9%	9.4%	10.2%
NCF Debt Yield(4)	3.0%	6.9%	9.4%	9.8%

(1)	Based on the underwritten rent roll dated February 10, 2026 with rent steps totaling $518,843 through March 2027.
(2)	The increase in historical Net Operating Income to the UW Net Operating Income was driven primarily by the lease-up and stabilization of the ONX Industrial Campus Property. Additionally, in 2023 the borrower sponsors constructed and delivered building 400, a 343,376 square foot building that is now occupied by PODS Enterprises ($473,716 underwritten base rent), Revamp ($618,000 underwritten base rent) and RNDC ($1,955,642 underwritten base rent).
(3)	Other Expenses include management fees, utilities, and common area maintenance.
(4)	Based on the ONX Industrial Campus Whole Loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

120

Industrial – Manufacturing/Distribution 6600 New Venture Gear Drive DeWitt, NY 13057	Collateral Asset Summary – Loan No. 11 ONX Industrial Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 61.0% 1.35x 10.2%

The following table presents certain information relating to industrial rental data for comparable large spaces with respect to the ONX Industrial Campus Property:

Comparable Large Space Lease Summary(1)
Property Name City, State	Net Rentable Area (SF)	Year Built / Renovated	Tenant	Suite Size (SF)	Rent PSF	Commencement	Lease Term (Yrs.)	Lease Type
ONX Industrial Campus 6600 New Venture Gear Drive DeWitt, NY	1,356,067	1964-1985, 2023 / 2025	-	-	$4.84	-	-	-
Industrial Complex 1902 Route 57 Fulton, NY	NAV	NAV	Confidential	135,000	$7.00	Jan-2023	10.0	Net
Industrial Facility 47 Pine Camp Drive Kirkwood, NY	NAV	NAV	Raymond Corporation	146,490	$7.20	Aug-2025	3.0	Net
Industrial Property 4472 Steelway Boulevard North Liverpool, NY	NAV	NAV	Victory Packaging	195,949	$4.75	Sep-2024	5.0	Net
Industrial Complex 2475 George Urban Boulevard Cheektowaga, NY	NAV	NAV	Wavepoint	100,246	$6.60	Jan-2024	7.2	Net
Industrial Building 2491 Wehrle Drive Amherst, NY	NAV	NAV	Dave & Adams Card World	126,659	$8.67	Jan-2027	7.0	Net
Ainsley Superior Warehouse 621 East Brighton Avenue Syracuse, NY	NAV	NAV	United Radio, Inc.	148,285	$6.25	Apr-2025	10.0	Net
(1)	Source: Appraisal, except for the ONX Industrial Campus Property which large space lease information is based on the underwritten rent roll dating February 10, 2026.

The following table presents certain information relating to industrial rental data for comparable medium spaces with respect to the ONX Industrial Campus Property:

Comparable Medium Space Lease Summary(1)
Property Name City, State	Net Rentable Area (SF)	Year Built / Renovated	Tenant	Suite Size (SF)	Rent PSF	Commencement	Lease Term (Yrs.)	Lease Type
ONX Industrial Campus 6600 New Venture Gear Drive DeWitt, NY	1,356,067	1964-1985, 2023 / 2025	-	-	$7.56	-	-	-
Industrial Warehouse 5917 Fisher Road DeWitt, NY	NAV	NAV	Quality Lines, Inc.	22,500	$7.00	Oct-2023	5.0	Net
Ainsley Superior Warehouse 2735 Brundage Road Baldwinsville, NY	NAV	NAV	Temco Logistics	38,100	$7.75	May-2022	5.0	Net
Industrial Property 7635 Edgecomb Drive Liverpool, NY	NAV	NAV	Pieman Edgecomb	28,000	$7.75	Sep-2025	5.0	Net
Industrial Building 6177 South Bay Road Cicero, NY	NAV	NAV	CTE Properties	31,200	$7.46	May-2024	5.0	Net
Industrial Building 100 Buckley Road (Bldg 5) Liverpool, NY	NAV	NAV	Rush Soccer Complex	33,000	$8.50	Nov-2023	5.0	Net
Industrial Building 4583 Buckley Road Liverpool, NY	NAV	NAV	Confidential	73,500	$8.00	Apr-2025	7.0	Net
Current Offering 6620 Joy Road East Syracuse, NY	NAV	NAV	Current Offering	21,756	$8.50	NAV	NAV	Net
(1)	Source: Appraisal, except for the ONX Industrial Campus Property which medium space lease information is based on the underwritten rent roll dating February 10, 2026.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

121

Hospitality – Limited Service 20768 East Maya Road Queen Creek, AZ 85142	Collateral Asset Summary – Loan No. 12 Hampton Inn Queen Creek	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,500,000 62.7% 1.65x 13.4%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Hospitality - Limited Service
Borrower Sponsor(s):	Nirav Patel, Gunvant Patel, Daxa Patel, Vikas Mehta and Roma Mehta	Collateral:	Fee
Borrower(s):	Queen Creek Hospitality Group LLC	Location:	Queen Creek, AZ
Original Balance:	$18,500,000	Year Built / Renovated:	2020 / NAP
Cut-off Date Balance:	$18,500,000	Property Management:	HD Management
% by Initial UPB:	2.5%	Size:	107 Rooms
Interest Rate:	7.27000%	Appraised Value / Per Room:	$29,500,000 / $275,701
Note Date:	March 27, 2026	Appraisal Date:	March 5, 2026
Original Term:	60 months	Occupancy:	80.0% (as of February 28, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	80.0%
Original Amortization:	NAP	Underwritten NOI:	$2,487,639
Interest Only Period:	60 months	Underwritten NCF:	$2,249,390
First Payment Date:	May 6, 2026
Maturity Date:	April 6, 2031	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$2,478,475 (TTM February 28, 2026)
Additional Debt Balance:	NAP	2025 NOI:	$2,413,803
Call Protection:	L(3),YM1(50),O(7)	2024 NOI:	$2,828,989
Lockbox / Cash Management:	Hard / Springing	2023 NOI:	$2,473,050

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Room:	$172,897
Taxes:	$0	$10,395	NAP	Maturity Date Loan / Room:	$172,897
Insurance:	$18,340	$4,585	NAP	Cut-off Date LTV:	62.7%
FF&E Reserve:	$0	$19,854(1)	NAP	Maturity Date LTV:	62.7%
Deferred Maintenance Reserve:	$3,750	$0	NAP	UW NOI DY:	13.4%
				UW NCF DSCR:	1.65x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$18,500,000	100.0%	Loan Payoff	$10,994,626	59.4%
			Sponsor Equity	6,443,971	34.8
			Closing Costs(2)	1,039,314	5.6
			Upfront Reserves	22,090	0.1
Total Sources	$18,500,000	100.0%	Total Uses	$18,500,000	100.0%
(1)	Represents deposit for 2026. Deposits on each monthly payment date beginning on the monthly payment date occurring January 2027 are determined annually based on the greater of (i) the deposit if any required under the franchise agreement and (ii) 4.00% of the greater of (x) annual gross revenues for the hotel related operations at the Hampton Inn Queen Creek property for the immediately preceding calendar year and (y) projected annual gross revenues for the year in which such monthly payment date occurs, as set forth in the annual budget.
(2)	Closing costs include a rate buydown fee of $370,000.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

122

Hospitality – Limited Service 20768 East Maya Road Queen Creek, AZ 85142	Collateral Asset Summary – Loan No. 12 Hampton Inn Queen Creek	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,500,000 62.7% 1.65x 13.4%

The following table presents certain information relating to the estimated demand analysis as of the trailing twelve months ending February 2026 with respect to the Hampton Inn Queen Creek property based on market segmentation, as provided by a third-party market research report:

Demand Segmentation(1)
Property	Rooms	Transient	Group
Hampton Inn Queen Creek	107	92.4%	7.6%
(1)	Source: Third-party hospitality research report.

The following table presents certain information relating to the current and historical Occupancy, ADR and RevPAR at the Hampton Inn Queen Creek property and its competitors:

Occupancy, ADR, RevPAR(1)
	Hampton Inn Queen Creek (2)			Competitive Set(3)			Penetration Factor(4)
Period	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2023	83.4%	$174.10	$145.17	76.2%	$150.33	$114.53	109.4%	115.8%	126.8%
2024	83.7%	$189.19	$158.31	76.4%	$153.01	$116.87	109.6%	123.6%	135.5%
2025	79.5%	$184.89	$147.03	77.3%	$155.62	$120.32	102.9%	118.8%	122.2%
TTM 2/28/2026	80.0%	$186.48	$149.26	77.5%	$157.21	$121.83	103.3%	118.6%	122.5%
(1)	Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Hampton Inn Queen Creek property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Occupancy, ADR and RevPAR for the Hampton Inn Queen Creek property are based on the underwritten cash flow.
(3)	Occupancy, ADR and RevPAR for the competitive set are based on data provided by a third-party hospitality research report. The competitive set consists of: Hyatt Place Phoenix/Gilbert, Courtyard Phoenix Mesa Gateway Airport, Four Points by Sheraton Phoenix Mesa Gateway Airport, and Holiday Inn Express Gilbert-Mesa Gateway Airport.
(4)	Penetration Factor is calculated based on the underwritten cash flow and competitive set data provided by a third-party hospitality research report.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

123

Hospitality – Limited Service 20768 East Maya Road Queen Creek, AZ 85142	Collateral Asset Summary – Loan No. 12 Hampton Inn Queen Creek	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,500,000 62.7% 1.65x 13.4%

The following table presents certain information relating to the operating history and underwritten cash flows of the Hampton Inn Queen Creek property:

Cash Flow Analysis
	2022	2023	2024	2025	TTM 2/28/2026	UW	UW Per Room(1)
Occupancy (%)	79.1%	83.4%	83.7%	79.5%	80.0%	80.0%
ADR	$167.02	$174.10	$189.19	$184.89	$186.48	$186.48
RevPar	$132.08	$145.17	$158.31	$147.03	$149.26	$149.26

Rooms Revenue	$5,158,453	$5,669,686	$6,199,601	$5,742,379	$5,829,480	$5,829,480	$54,481
Other Revenue(2)	134,079	135,376	105,118	124,587	126,745	126,745	$1,185
Total Revenue	$5,292,532	$5,805,063	$6,304,719	$5,866,966	$5,956,225	$5,956,225	$55,666

Rooms Expense	$1,184,713	$1,381,681	$1,369,627	$1,446,999	$1,451,236	$1,451,236	$13,563
Other Departmental Expenses(3)	47,512	49,742	47,753	52,663	53,102	53,102	$496
Departmental Expenses	$1,232,225	$1,431,422	$1,417,380	$1,499,662	$1,504,338	$1,504,338	$14,059

Departmental Profit	$4,060,307	$4,373,640	$4,887,339	$4,367,304	$4,451,887	$4,451,887	$41,606

Marketing & Franchise Fee	$524,949	$580,256	$645,939	$609,687	$628,495	$628,495	$5,874
Administrative & General	252,196	285,013	301,422	294,535	298,493	298,493	$2,790
Sales & Marketing	234,915	248,625	258,867	249,245	228,567	228,567	$2,136
Operations & Maintenance	128,246	193,305	215,008	187,403	169,591	169,591	$1,585
Management Fee	158,776	174,152	189,142	176,009	178,687	178,687	$1,670
Heat, Power & Light	130,734	132,585	131,443	137,013	137,650	137,650	$1,286
Info & Telecommunication	119,187	121,626	147,336	134,497	145,630	145,630	$1,361
Total Undistributed Expenses	$1,549,003	$1,735,563	$1,889,155	$1,788,388	$1,787,112	$1,787,112	$16,702

Real Estate Taxes	$135,430	$134,224	$129,126	$118,797	$118,797	$124,737	$1,166
Property Insurance	40,915	30,804	40,068	46,315	67,503	52,399	$490
Net Operating Income	$2,334,958	$2,473,050	$2,828,989	$2,413,803	$2,478,475	$2,487,639	$23,249

FF&E	$211,701	$232,203	$252,189	$234,679	$238,249	$238,249	$2,227
Net Cash Flow	$2,123,257	$2,240,847	$2,576,800	$2,179,125	$2,240,226	$2,249,390	$21,022

NCF DSCR	1.56x	1.64x	1.89x	1.60x	1.64x	1.65x
NOI Debt Yield	12.6%	13.4%	15.3%	13.0%	13.4%	13.4%
(1)	Per Room values are based on 107 rooms.
(2)	Other Revenue consists of meeting room rentals, suite shop income, and other miscellaneous revenues.
(3)	Other Departmental Expenses consist of suite shop expenses and cost of goods sold.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

124

Hospitality – Limited Service 20768 East Maya Road Queen Creek, AZ 85142	Collateral Asset Summary – Loan No. 12 Hampton Inn Queen Creek	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,500,000 62.7% 1.65x 13.4%

The following table presents certain information relating to the competitive set of the Hampton Inn Queen Creek property:

Competitive Property Summary(1)
Property	Number of Rooms	Year Opened	Estimated 2025 Occupancy	Estimated 2025 ADR	Estimated 2025 RevPAR
Hampton Inn Queen Creek(2)	107	2020	80.0%	$186.48	$149.26
Hampton Inn & Suites Phoenix/Gilbert	96	2009	80%-85%	$140-$145	$110-$115
Hyatt Place Phoenix/Gilbert	127	2009	75%-80%	$135-$140	$100-$105
Home2 Suites by Hilton Gilbert	107	2018	85%-90%	$155-$160	$130-$135
Holiday Inn Express Gilbert	98	2021	80%-85%	$155-$160	$120-$125
Courtyard Phoenix Mesa Gateway Airport	99	2015	80%-85%	$205-$210	$165-$170
Tru by Hilton Gilbert Phoenix	98	2018	80%-85%	$130-$135	$100-$105
Four Points Phoenix Mesa Gateway Airport	134	2015	75%-80%	$150-$155	$110-$115
Total Avg. Competitive Set	759		79.0%	$153.00	$121.00
(1)	Source: Appraisal unless otherwise indicated. Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Hampton Inn Queen Creek property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Based on the underwritten cash flow.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

125

Hospitality – Full Service 101 South Front Street Albany, GA 31701	Collateral Asset Summary – Loan No. 13 HGI Albany	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,300,000 64.1% 1.61x 13.4%
Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Hospitality - Full Service
Borrower Sponsor(s)(1):	Richard M. Patton	Collateral:	Leasehold
Borrower(s):	Albany Holdings SPE I, LLC	Location:	Albany, GA
Original Balance:	$17,300,000	Year Built / Renovated:	2005 / 2025
Cut-off Date Balance:	$17,300,000	Property Management:	Northpointe Hospitality Management, LLC
% by Initial UPB:	2.3%	Size:	122 Rooms
Interest Rate:	7.30300%	Appraised Value / Per Room:	$27,000,000 / $221,311
Note Date:	April 10, 2026	Appraisal Date:	March 1, 2027
Original Term:	60 months	Occupancy:	77.9% (as of January 31, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	77.9%
Original Amortization:	NAP	Underwritten NOI:	$2,321,016
Interest Only Period:	60 months	Underwritten NCF:	$2,065,139
First Payment Date:	June 6, 2026
Maturity Date:	May 6, 2031	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$1,693,324 (TTM January 31, 2026)
Additional Debt Balance:	NAP	2025 NOI:	$1,636,300
Call Protection:	L(24),D(32),O(4)	2024 NOI:	$2,122,835
Lockbox / Cash Management:	Hard / Springing	2023 NOI:	$2,071,574

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Room:	$141,803
Taxes:	$91,386	$15,231	NAP	Maturity Date Loan / Room:	$141,803
Insurance:	$99,122	Springing	NAP	Cut-off Date LTV:	64.1%
FF&E:	$0	4% of Gross Revenue	NAP	Maturity Date LTV:	64.1%
Deferred Maintenance Reserve	$7,475	$0	NAP	UW NOI DY:	13.4%
Other(2):	$1,535,010	Springing	NAP	UW NCF DSCR:	1.61x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$17,300,000	99.6%	Loan Payoff	$14,915,716	85.8%
Borrower Sponsor Equity	75,010	0.4	Upfront Reserves	1,732,993	10.0
			Closing Costs	726,301	4.2
Total Sources	$17,375,010	100.0%	Total Uses	$17,375,010	100.0%
(1)	The non-recourse carveout guarantor is Richard M. Patton.
(2)	Other reserves include an upfront PIP reserve of $1,535,000, a springing monthly PIP reserve, an upfront ground rent reserve of $10, and a springing monthly custodial funds and hotel tax reserve.

The following table presents certain information relating to the estimated demand analysis as of the trailing twelve months ending February 2026 with respect to the HGI Albany property based on market segmentation, as provided by a third-party market hospitality report:

Demand Segmentation(1)
Property	Rooms	Transient	Group	Contract
HGI Albany	122	96.8%	3.2%	0.0%
(1)	Source: Third-party hospitality research report occupancy.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

126

Hospitality – Full Service 101 South Front Street Albany, GA 31701	Collateral Asset Summary – Loan No. 13 HGI Albany	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,300,000 64.1% 1.61x 13.4%

The following table presents certain information relating to the current and historical Occupancy, ADR and RevPAR at the HGI Albany property and its competitors:

Occupancy, ADR, RevPAR(1)
	HGI Albany(2)			Competitive Set(3)			Penetration Factor(4)
Period	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2024	76.7%	$136.01	$104.27	72.8%	$124.97	$91.00	105.3%	108.8%	114.6%
2025	78.0%	$120.90	$94.35	74.5%	$131.25	$97.74	104.8%	92.1%	96.5%
TTM 1/31/2026	77.9%	$123.20	$95.93	76.2%	$134.29	$102.28	102.2%	91.7%	93.8%
(1)	Variances between the underwriting, the appraisal, the third-party hospitality research report and the above table with respect to Occupancy, ADR and RevPAR at the HGI Albany property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Occupancy, ADR and RevPAR for the HGI Albany property are based on the underwritten cash flow.
(3)	Occupancy, ADR and RevPAR for the Competitive Set are based on data provided by a third-party hospitality research report with the TTM as of February 2026. The Competitive Set includes Courtyard by Marriott Albany, Country Inn & Suites by Raddison Albany, GA, Fairfield Inn & Suites Albany, Hampton by Hilton Inn & Suites Albany At Albany Mall, La Quinta Inn & Suites by Wyndham-Albany GA and Holiday Inn Express & Suites Albany.
(4)	Penetration Factor is calculated based on the competitive set data provided by a third-party hospitality research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the HGI Albany property and competitive properties:

Occupancy, ADR and RevPAR(1)(2)(3)
	Property & Competitive Set			Penetration Factor
Property	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
HGI Albany	64%	$148.79	$94.70	84%	101%	85%
Courtyard Albany	70% - 75%	$140-$150	$100-$110	93% - 99%	94% - 100%	90% - 99%
Hampton Inn Albany	80% - 85%	$160-$170	$135-$145	106% - 112%	109% - 116%	121% - 130%
Fairfield Inn & Suites Albany	75% - 80%	$145-$155	$115-$125	99% - 106%	99% - 105%	103% - 112%
Holiday Inn Express & Suites Albany	75% - 80%	$130-$140	$95-$105	99% - 106%	88% - 94%	85% - 94%
TownePlace Suites by Marriott Albany	80% - 85%	$130-$140	$105-$115	106% - 112%	89% - 96%	94%-103%
(1)	Variances between the underwriting, the third party hospitality research report and the above table with respect to Occupancy, ADR and RevPAR at the HGI Albany property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Source: Appraisal.
(3)	Based on 2025 estimated figures.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

127

Hospitality – Full Service 101 South Front Street Albany, GA 31701	Collateral Asset Summary – Loan No. 13 HGI Albany	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,300,000 64.1% 1.61x 13.4%

The following table presents certain information relating to the operating history and Underwritten Net Cash Flow of the HGI Albany property:

Cash Flow Analysis
	2023	2024	2025	TTM 1/31/2026	UW	UW Per Room(2)
Occupancy (%)	75.2%	76.7%	78.0%	77.9%	77.9%
ADR	$136.96	$136.01	$120.90	$123.20	$147.18
RevPAR	$102.95	$104.27	$94.35	$95.93	$114.60

Rooms Revenue	$4,584,300	$4,655,973	$4,201,425	$4,271,830	$5,103,138	$41,829
Food & Beverage Revenue	839,273	871,634	748,521	760,823	908,881	$7,450
Other Revenue(1)	329,461	366,439	314,915	322,205	384,907	$3,155
Total Revenue	$5,753,034	$5,894,046	$5,264,861	$5,354,858	$6,396,926	$52,434

Rooms Expense	$1,044,706	$993,919	$918,490	$933,100	$1,114,684	$9,137
Food & Beverage Expense	594,416	652,553	626,378	623,917	745,333	$6,109
Other Expense	26,192	19814	18,621	19,104	22,822	$187
Departmental Expenses	$1,665,314	$1,666,286	$1,563,489	$1,576,121	$1,882,838	$15,433

Departmental Profit	$4,087,720	$4,227,760	$3,701,372	$3,778,737	$4,514,088	$37,001

Management Fee	$201,936	$206,402	$184,374	$187,512	$191,908	$1,573
Marketing and Franchise Fee	683,189	687,071	639,380	649,570	775,978	$6,360
Other Undistributed Expense	846,109	874,461	869,018	872,387	849,494	$6,963
Total Undistributed Expenses	$1,731,234	$1,767,934	$1,692,772	$1,709,469	$1,817,380	$14,897

Real Estate Taxes	$167,506	$170,281	$177,548	$178,338	$177,449	$1,454
Property Insurance	117,406	166,710	194,752	197,606	198,244	$1,625
Net Operating Income	$2,071,574	$2,122,835	$1,636,300	$1,693,324	$2,321,016	$19,025

FF&E	$230,783	$235,886	$210,709	$3,597	$255,877	$2,097
Net Cash Flow	$1,840,791	$1,886,949	$1,425,591	$1,689,727	$2,065,139	$16,927

NCF DSCR	1.44x	1.47x	1.11x	1.32x	1.61x
NOI Debt Yield	12.0%	12.3%	9.5%	9.8%	13.4%
(1)	Other Revenue includes proceeds from other departmental revenue and miscellaneous income.
(2)	UW Per Room values are based on 122 rooms.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

128

Retail – Anchored 3800-3986 West Ina Road Tucson, AZ 85741	Collateral Asset Summary – Loan No. 14 Embassy Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,660,000 67.4% 1.49x 10.6%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail - Anchored
Borrower Sponsor(s)(1):	James G. Horvath	Collateral:	Fee
Borrower(s):	Embassy Plaza, L.L.C.	Location:	Tucson, AZ
Original Balance:	$16,660,000	Year Built / Renovated:	1980 / 2014
Cut-off Date Balance:	$16,660,000	Property Management:	Town West Realty, Inc.
% by Initial UPB:	2.2%	Size:	117,855 SF
Interest Rate:	6.59000%	Appraised Value / Per SF:	$24,700,000 / $210
Note Date:	April 6, 2026	Appraisal Date:	March 7, 2026
Original Term:	60 months	Occupancy:	93.7% (as of March 31, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	91.2%
Original Amortization:	NAP	Underwritten NOI(4):	$1,764,969
Interest Only Period:	60 months	Underwritten NCF:	$1,653,192
First Payment Date:	May 6, 2026
Maturity Date:	April 6, 2031	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(4):	$932,144 (TTM February 28, 2026)
Additional Debt Balance:	NAP	2025 NOI:	$874,086
Call Protection:	L(25),D(28),O(7)	2024 NOI:	$1,053,791
Lockbox / Cash Management:	Springing / Springing	2023 NOI:	$1,262,082

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$141
Taxes:	$19,739	$9,870	NAP	Maturity Date Loan / SF:	$141
Insurance(2):	$0	Springing	NAP	Cut-off Date LTV:	67.4%
Replacement Reserves:	$0	$1,568	NAP	Maturity Date LTV:	67.4%
TI / LC:	$0	$7,747	$185,924	UW NOI DY:	10.6%
Other Reserves(3):	$775,615	$0	NAP	UW NCF DSCR:	1.49x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$16,660,000	100.0%	Loan Payoff	$15,039,265	90.3%
			Upfront Reserves	795,354	4.8
			Sponsor Equity	525,397	3.2
			Closing Costs	299,984	1.8
Total Sources	$16,660,000	100.0%	Total Uses	$16,660,000	100.0%
(1)	The non-recourse carveout guarantors are Town West Realty, Inc. and Town West Realty II, Inc., each an Arizona corporation.
(2)	Deposits into the insurance reserve are not required provided that the borrower provides satisfactory evidence (as reasonably determined by the lender) that the insurance requirements in the Embassy Plaza mortgage loan documents have been satisfied pursuant to a blanket insurance policy reasonably acceptable to the lender.
(3)	Initial Other Reserves are comprised of an Unfunded Obligations Reserve of $701,359.91 and a Gap Rent Reserve of $74,255.
(4)	The increase from Most Recent NOI to Underwritten NOI is primarily attributable to the borrower executing five new leases (Factory Direct Mattress, Savers, Glam Boss Nail Bar, State Farm Insurance, and Seven Brews Coffee), accounting for $719,011 of underwritten base rent since June 2025.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

129

Retail – Anchored 3800-3986 West Ina Road Tucson, AZ 85741	Collateral Asset Summary – Loan No. 14 Embassy Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,660,000 67.4% 1.49x 10.6%

The following table presents certain information relating to the major tenants at the Embassy Plaza property:

Tenant Summary(1)
Tenant	Credit Rating (Fitch/Moody's/S&P)(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% of Annual U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Option
Major Tenants
Savers	NR/NR/B+	37,174	31.5%	$427,501	$11.50	22.6%	10/31/2035	N	2 x 5yr
Walgreens	NR/NR/NR	14,490	12.3%	$292,050	$20.16	15.4%	10/31/2030(3)	Y(3)	N
Big 5 Corp	NR/NR/NR	9,975	8.5%	$159,324	$15.97	8.4%	3/31/2027	N	1 x 2yr / 1 x 3yr / 1 x 5yr
Workout Anytime(4)	NR/NR/NR	17,640	15.0%	$145,530	$8.25	7.7%	5/31/2038	N	2 x 5yr
Seven Brews Coffee(5)	NR/NR/NR	760	0.6%	$120,000	$157.89	6.3%	8/31/2041	N	4 x 5yr
T-Mobile	BBB+/NR/BBB	2,919	2.5%	$103,551	$35.47	5.5%	1/31/2028	N	2 x 5yr
McDonalds	NR/Baa1/BBB+	3,712	3.1%	$88,233	$23.77	4.7%	9/30/2038	N	4 x 5yr
Factory Direct Mattress	NR/NR/NR	3,196	2.7%	$72,421	$22.66	3.8%	5/31/2028	N	N
Glam Boss Nail Bar	NR/NR/NR	2,450	2.1%	$62,781	$25.62	3.3%	3/31/2036	N	1 x 5yr
Linh Nam Restaurant	NR/NR/NR	2,093	1.8%	$55,820	$26.67	3.0%	11/30/2035	N	N
Total Major Tenants		94,409	80.1%	$1,527,212	$16.18	80.7%
Non- Major Tenants		15,963	13.5%	$364,607	$22.84	19.3%
Total Occupied		110,372	93.7%	$1,891,819	$17.14	100.0%
Vacant		7,483	6.3%
Total		117,855	100.0%
(1)	Based on the underwritten rent roll dated March 31, 2026.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Walgreens leases 14,490 SF with an initial lease expiration of October 31, 2030 based on the first termination option and a final lease expiration date of October 31, 2065 if no termination options are exercised. Walgreens has the option to terminate its lease, effective October 31, 2030 and every 5 years thereafter, provided it gives at least 8 months’ prior written notice and pays a termination fee.
(4)	Workout Anytime is currently in a gap rent period through June 30, 2026 (which has not been reserved for) and is required to commence paying rent in July of 2026. The tenant has an additional free rent period from April 2027 through May 2027, for which $24,255 was reserved at origination.
(5)	Seven Brews Coffee has executed its lease but is not currently in occupancy or paying rent and, according to the borrower sponsor, is expected to move into its space September 1, 2026. A gap rent reserve of $50,000 was funded at origination in relation to this space. There can be no assurance that the tenant will take occupancy or start paying rent as expected or at all.

The following table presents certain information relating to the lease rollover schedule at the Embassy Plaza property based on initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ Per SF	# of Expiring Leases
2026 & MTM	1,400	1.2%	1.2%	$38,472	2.0%	$27.48	1
2027	14,318	12.1%	13.3%	$256,013	13.5%	$17.88	5
2028	7,944	6.7%	20.1%	$217,144	11.5%	$27.33	3
2029	1,500	1.3%	21.3%	$44,142	2.3%	$29.43	1
2030	15,935	13.5%	34.9%	$325,776	17.2%	$20.44	2
2031	4,396	3.7%	38.6%	$91,835	4.9%	$20.89	3
2032	0	0.0%	38.6%	$0	0.0%	$0.00	0
2033	0	0.0%	38.6%	$0	0.0%	$0.00	0
2034	1,050	0.9%	39.5%	$18,571	1.0%	$17.69	1
2035	39,267	33.3%	72.8%	$483,321	25.5%	$12.31	2
2036 & Thereafter	24,562	20.8%	93.7%	$416,544	22.0%	$16.96	4
Vacant	7,483	6.3%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	117,855	100.0%		$1,891,819	100.0%	$17.14	22

(1)	Based on the underwritten rent roll dated March 31, 2026.
(2)	Certain leases may have termination options that are exercisable prior to the originally stated expiration date of the lease and that are not considered in this Lease Rollover Schedule.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

130

Retail – Anchored 3800-3986 West Ina Road Tucson, AZ 85741	Collateral Asset Summary – Loan No. 14 Embassy Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,660,000 67.4% 1.49x 10.6%

The following table presents certain information relating to the historical operating performance and underwritten net cash flow at the Embassy Plaza property:

Cash Flow Analysis(1)
	2022	2023	2024	2025	TTM 2/28/2026(2)	U/W(2)	U/W Per SF
Base Rent	$1,331,230	$1,405,908	$1,344,474	$1,098,723	$1,158,030	$1,870,847	$15.87
Contractual Rent Steps	0	0	0	0	0	20,972	$0.18
Potential Income from Vacant Space	0	0	0	0	0	219,489	$1.86
Gross Potential Rent	$1,331,230	$1,405,908	$1,344,474	$1,098,723	$1,158,030	$2,111,308	$17.91
Reimbursements	$269,209	$367,744	$272,804	$268,488	$276,945	$392,978	$3.33
Total Gross Income	$1,600,439	$1,773,651	$1,617,278	$1,367,211	$1,434,975	$2,504,286	$21.25
Other Income(3)	$380	$8,740	$28,095	$7,697	$7,460	$7,460	$0.06
(Vacancy / Credit Loss)	0	0	0	0	0	(219,489)	($1.86)
Effective Gross Income	$1,600,819	$1,782,391	$1,645,373	$1,374,907	$1,442,435	$2,292,257	$19.45

Management Fee	$48,025	$53,472	$49,361	$41,247	$43,273	$68,768	$0.58
Real Estate Taxes	191,641	186,445	187,745	150,767	150,767	112,795	$0.96
Insurance	37,633	38,468	40,584	50,877	53,981	52,962	$0.45
CAM Expenses	110,740	134,796	194,400	141,622	140,434	170,928	$1.45
General & Administrative	83,505	107,128	119,492	116,309	121,835	121,835	$1.03
Total Expenses	$471,543	$520,309	$591,582	$500,822	$510,291	$527,288	$4.47

Net Operating Income	$1,129,276	$1,262,082	$1,053,791	$874,086	$932,144	$1,764,969	$14.98
Replacement Reserves	$0	$0	$0	$0	$0	$18,814	$0.16
Normalized TI/LC	0	0	0	0	0	92,962	$0.79
Net Cash Flow	$1,129,276	$1,262,082	$1,053,791	$874,086	$932,144	$1,653,192	$14.03

Occupancy (%)	80.2%	85.7%	88.0%	77.5%	85.1%	91.2%(4)
NCF DSCR	1.01x	1.13x	0.95x	0.79x	0.84x	1.49x
NOI Debt Yield	6.8%	7.6%	6.3%	5.2%	5.6%	10.6%
(1)	Based on the underwritten rent roll dated March 31, 2026.
(2)	The increase from the TTM 2/28/2026 to U/W NOI is primarily attributable to the borrower executing five new leases (Factory Direct Mattress, Savers, Glam Boss Nail Bar, State Farm Insurance, and Seven Brews Coffee), accounting for $719,011 of underwritten base rent since June 2025.
(3)	Other Income includes late fees.
(4)	Represents economic occupancy.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

131

Retail – Anchored 3800-3986 West Ina Road Tucson, AZ 85741	Collateral Asset Summary – Loan No. 14 Embassy Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,660,000 67.4% 1.49x 10.6%

The following table presents information relating to comparable retail leases for the Embassy Plaza property:

Comparable Retail Rental Summary(1)
Property Name / Location	Distance from Subject	Tenant	Suite Size (SF)	Lease Commencement	Lease Term (Yrs.)	Base Rent (PSF)
Embassy Plaza	-	Savers(2)	37,174(2)	Jun-25(2)	10.4(2)	$11.50(2)
Tucson, AZ
3970 Ina Road	0.2 mi	Spotlight Youth Productions	8,000	Jun-25	5.0	$12.00
Tucson, AZ
Grant Park	7.9 mi	Mind 24-7	22,500	Apr-23	10.0	$12.00
Tucson, AZ
Rancho Center	10.2 mi	BLVD	6,000	Mar-24	5.0	$15.00
Tucson, AZ
Broadway Parc	13.3 mi	Bullfrog Spas	11,253	Aug-23	5.0	$14.04
Tucson, AZ
Broadway East Plaza	16.3 mi	Harbor Freight Tools	21,440	Mar-25	10.0	$11.04
Tucson, AZ
(1)	Source: Appraisal unless otherwise indicated.
(2)	Based on the underwritten rent roll dated March 31, 2026.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

132

Multifamily – Mid Rise Various Brooklyn, NY Various	Collateral Asset Summary – Loan No. 15 129 Russell & 506 Warren Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,200,000 61.3% 1.32x 8.8%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily - Mid Rise
Borrower Sponsor(s):	Avraham Garbo	Collateral:	Fee
Borrower(s):	GW Russell LLC and Nevins Plaza LLC	Location(1):	Brooklyn, NY
Original Balance:	$15,200,000	Year Built / Renovated(1):	Various / Various
Cut-off Date Balance:	$15,200,000	Property Management:	YHT Management Inc.
% by Initial UPB:	2.0%	Size:	16 Units
Interest Rate:	6.54000%	Appraised Value / Per Unit:	$24,800,000 / $1,550,000
Note Date:	April 13, 2026	Appraisal Date(2):	Various
Original Term:	60 months	Occupancy(3):	100.0% (as of Various)
Amortization:	Interest Only	UW Economic Occupancy:	97.0%
Original Amortization:	NAP	Underwritten NOI:	$1,336,724
Interest Only Period:	60 months	Underwritten NCF:	$1,330,124
First Payment Date:	June 6, 2026
Maturity Date:	May 6, 2031	Historical NOI(4)
Additional Debt Type:	NAP	Most Recent NOI:	NAV
Additional Debt Balance:	NAP	2024 NOI:	NAV
Call Protection:	L(24),D(29),O(7)	2023 NOI:	NAV
Lockbox / Cash Management:	Springing / Springing	2022 NOI:	NAV

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$950,000
Taxes:	$22,771	$4,554	NAP	Maturity Date Loan / Unit:	$950,000
Insurance:	$11,374	$3,791	NAP	Cut-off Date LTV:	61.3%
Replacement Reserves:	$0	$383	NAP	Maturity Date LTV:	61.3%
TI / LC:	$0	$167	NAP	UW NOI DY:	8.8%
Deferred Maintenance:	$14,625	$0	NAP	UW NCF DSCR:	1.32x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$15,200,000	100.0%	Loan Payoff	$12,171,054	80.1%
			Sponsor Equity	2,470,343	16.3
			Closing Costs	509,833	3.4
			Upfront Reserves	48,770	0.3
Total Sources	$15,200,000	100.0%	Total Uses	$15,200,000	100.0%
(1)	See “Portfolio Summary” below.
(2)	Appraisal Dates are between November 25, 2025 and March 2, 2026.
(3)	Occupancy information is as of the underwritten rent rolls dated March 6, 2026 and March 13, 2026.
(4)	Historical financial information is not available due to the recent gut renovation and conversion of 129 Russell Street, a former church, with lease-up commencing in November 2025.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

133

Multifamily – Mid Rise Various Brooklyn, NY Various	Collateral Asset Summary – Loan No. 15 129 Russell & 506 Warren Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,200,000 61.3% 1.32x 8.8%

The following table presents certain information relating to the 129 Russell & 506 Warren Street properties:

Portfolio Summary
Property Name	City, State(1)	Year Built / Renovated(1)	# of Units(2)	Occupancy(2)	Allocated Cut-off Date Balance	% of Allocated Cut-off Date Balance	UW NOI(2)	% of UW NOI(2)	Appraised Value(1)
129 Russell Street	Brooklyn, NY	1930 / 2025	10	100.0%	$10,900,000	71.7%	$954,106	71.4%	$18,000,000
506 Warren Street	Brooklyn, NY	1931 / 1969, 2014	6	100.0%	$4,300,000	28.3%	$382,617	28.6%	$6,800,000
Total/ Wtd. Avg			16	100.0%	$15,200,000	100.0%	$1,336,724	100.0%	$24,800,000
(1)	Source: Appraisals unless otherwise indicated.
(2)	Based on the underwritten rent rolls dated March 6, 2026 and March 13, 2026.

The following table presents certain information relating to the unit mix at the 129 Russell & 506 Warren Street properties:

Portfolio Unit Mix(1)
Unit Type	# of Units	% of Total Units	Occupied Units	Occupancy	Sq. Ft.	Average Monthly Rent Per Unit(1)	Average Monthly Market Rent Per Unit
129 Russell Street
2 BR / 2 BA	2	20.0%	2	100.0%	1,000	$7,000	$7,500
3 BR / 2 BA	1	10.0%	1	100.0%	2,000	$12,500	$12,500
3 BR / 2-2.5 BA	2	20.0%	2	100.0%	1,350	$9,000	$9,000
4 BR / 2 BA	2	20.0%	2	100.0%	1,800	$10,000	$11,250
4 BR / 2-2.5 BA	2	20.0%	2	100.0%	1,750	$10,000	$10,500
5 BR / 2 BA	1	10.0%	1	100.0%	1,600	$10,000	$11,333
Property Total / Wtd Avg.	10	62.5%	10	100.0%	1,540	$9,450	$10,033
506 Warren Street
3BR/2BA	4	66.7%	4	100.0%	680	$5,113	$5,500
4BR/2BA	2	33.3%	2	100.0%	1,000	$6,000	$6,250
Property Total / Wtd Avg.	6	37.5%	6	100.0%	787	$5,408	$5,750
Portfolio Total / Wtd Avg.	16	100.0%	16	100.0%	1,258	$7,934	$8,427
(1)	Based on the underwritten rent rolls dated March 6, 2026 and March 13, 2026. Average Monthly Rent Per Unit is based on occupied units.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

134

Multifamily – Mid Rise Various Brooklyn, NY Various	Collateral Asset Summary – Loan No. 15 129 Russell & 506 Warren Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,200,000 61.3% 1.32x 8.8%

The following table presents certain information relating to the Underwritten Net Cash Flow at the 129 Russell & 506 Warren Street properties:

Cash Flow Analysis(1)
	U/W	U/W Per Unit
Base Rent - Residential	$1,523,400	$95,213
Potential Income from Vacant Units	0	$0
Gross Potential Rent - Residential	$1,523,400	$95,213
Other Income – Residential	$0	$0
Net Rental Income	$1,523,400	$95,213
(Vacancy / Credit Loss)	($45,702)	($2,856)
Effective Gross Income - Residential	$1,477,698	$92,356

Base Rent – Commercial(2)	$81,299	$5,081
Potential Income from Vacant Space	0	$0
Gross Potential Rent - Commercial	$81,299	$5,081
Other Income- Commercial(3)	$724	$45
Net Rental Income	$82,023	$5,126
(Vacancy / Credit Loss)	($4,101)	($256)
Effective Gross Income- Commercial	$77,922	$4,870

Total Effective Gross Income	$1,555,620	$97,226

Real Estate Taxes	$84,293	$5,268
Insurance	43,299	$2,706
Management Fee	46,669	$2,917
Other Expenses(4)	44,635	$2,790
Total Expenses	$218,896	$13,681

Net Operating Income	$1,336,724	$83,545
Replacement Reserves - Residential	$4,300	$269
Replacement Reserves - Commercial	300	$19
TI/LC	2,000	$125
Net Cash Flow	$1,330,124	$83,133

Occupancy	97.0%(5)
NCF DSCR	1.32x
NOI Debt Yield	8.8%
(1)	Based on the underwritten rent rolls dated March 6, 2026 and March 13, 2026. Historical financial information is not available due to the recent gut renovation and conversion of the 129 Russell Street property, with lease-up commencing in November 2025.
(2)	The 506 Warren Street property has a single commercial lease with Work Heights, a co-working space operator, which expires in March 2033.
(3)	Other Income - Commercial includes real estate tax recoveries for the single commercial tenant at the 506 Warren Street property.
(4)	Other Expenses include payroll and benefits, repairs and maintenance, and utilities.
(5)	Represents economic occupancy.

Appraisals. The appraisals dated November 25, 2025 and March 2, 2026, concluded to an aggregate “As-Is” value of the 129 Russell & 506 Warren Street properties of $24,800,000.

129 Russell & 506 Warren Street Appraised Value(1)
Property	Value	Capitalization Rate
129 Russell Street	$18,000,000	5.50%
506 Warren Street	$6,800,000	5.75%
Total / Wtd. Avg.	$24,800,000	5.57%
(1)	Source: Appraisals.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Multifamily – Mid Rise Various Brooklyn, NY Various	Collateral Asset Summary – Loan No. 15 129 Russell & 506 Warren Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,200,000 61.3% 1.32x 8.8%

The following table presents certain information relating to comparable multifamily properties to the 129 Russell Street property:

Multifamily Rent Comparables(1)
Property Name / Location	Distance from Subject	Year Built / Renovated	Number of Units	Occupancy	Unit Type	Size (SF)	Average Rent Per Unit(1)
129 Russell Street(2) Brooklyn, NY	-	1930 / 2025	10	100%	2 BR / 2 BA	1,000 SF	$7,000
					3 BR / 2 BA	2,000 SF	$12,500
					3 BR / 2.5 BA	1,350 SF	$9,000
					4 BR / 2 BA	1,800 SF	$10,000
					4 BR / 2.5 BA	1,750 SF	$10,000
					5 BR / 2 BA	1,600 SF	$10,000
415 Manhattan Avenue	0.2 mi	2020 / NAV	9	NAV	4 BR / 2 BA	1,100 SF	$8,900
Brooklyn, NY
494 Manhattan Avenue	0.7 mi	2021 / NAV	23	100%	2 BR / 2 BA	790 SF	$6,075
Brooklyn, NY					3 BR / 2 BA	950 SF	$8,250
104 Frost Street	0.8 mi	2024 / NAV	20	0%	2 BR / 1 BA	800 SF	$6,250
Brooklyn, NY					3 BR / 3 BA	1,200 SF	$7,900
					5 BR / 3 BA	2,000 SF	$10,800
1031 Lorimer Street	0.8 mi	1930 / NAV	20	100%	2 BR / 2 BA	750 SF	$5,400
Brooklyn, NY					4 BR / 3 BA	1,050 SF	$6,795
302 Graham Avenue	1.0 mi	2020 / NAV	10	NAV	4 BR / 2 BA	1,000 SF	$8,500
Brooklyn, NY
The Seren	1.2 mi	2025 / NAV	132	83%	Studio	425 SF	$4,110
Brooklyn, NY					1 BR / 1 BA	525 SF	$4,800
					2 BR / 2 BA	800 SF	$6,559
					3 BR / 2 BA	1,100 SF	$9,500
					4 BR / 3 BA	NAV	$13,500
100 Ainslie Street	1.3 mi	2019 / NAV	27	96%	1 BR / 1 BA	600 SF	$4,495
Brooklyn, NY					2 BR / 1 BA	810 SF	$5,800
					3 BR / 1 BA	1,000 SF	$6,900
87 1st Place	6.6 mi	1900 / NAV	5	NAV	3 BR / 2 BA	1,700 SF	$10,500
Brooklyn, NY
(1)	Source: Appraisals, unless otherwise indicated.
(2)	Based on the underwritten rent rolls dated March 6, 2026 (129 Russell Street) and March 13, 2026 (506 Warren Street). Average Unit Size and Average Rent Per Unit reflects the average value for occupied units.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Multifamily – Mid Rise Various Brooklyn, NY Various	Collateral Asset Summary – Loan No. 15 129 Russell & 506 Warren Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,200,000 61.3% 1.32x 8.8%

The following table presents certain information relating to comparable multifamily properties to the 506 Warren Street property:

Multifamily Rent Comparables(1)
Property Name / Address	Distance from Subject	Unit Type	Average Rent Per Unit(1)
506 Warren Street(2) Brooklyn, NY	-	3 BR / 2 BA	$5,113
		4 BR / 2 BA	$6,000
278 Dean Street	4.6 mi	3 BR / 1 BA	$5,500
Brooklyn, NY
479 Warren Street	4.7 mi	3 BR / 1 BR	$5,000
Brooklyn, NY
479 Warren Street	4.7 mi	3 BR / 1 BA	$4,600
Brooklyn, NY
375 State Street	4.8 mi	3 BR / 1 BA	$5,700
Brooklyn, NY
80 Saint Marks Avenue	4.9 mi	4 BR / 2 BA	$7,000
Brooklyn, NY
183 Smith Street	5.0 mi	3 BR / 1 BA	$5,500
Brooklyn, NY
140 4th Avenue	5.1 mi	4 BR / 2 BA	$5,200
Brooklyn, NY
140 4th Avenue	5.3 mi	3 BR / 1.5 BA	$4,650
Brooklyn, NY
557 Union Street	5.3 mi	5 BR / 2 BA	$6,500
Brooklyn, NY
329 Union Street	5.4 mi	4 BR / 2 BA	$5,500
Brooklyn, NY
412 Douglass Street	5.4 mi	4 BR / 1 BA	$5,200
Brooklyn, NY
187 Court Street	6.1 mi	4 BR / 2 BA	$6,900
Brooklyn, NY
(1)	Source: Appraisals, unless otherwise indicated.
(2)	Based on the underwritten rent rolls dated March 6, 2026 (129 Russell Street) and March 13, 2026 (506 Warren Street). Average Unit Size and Average Rent Per Unit reflects the average value for occupied units.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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